Exhibit 10.1

Pursuant to 17 C.F.R §240.24b-2, confidential information (indicated as *) has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

AIA® Document A111TM – 1997

Standard Form of Agreement Between Owner and Contractor where the basis for payment is the COST OF THE WORK PLUS A FEE with a negotiated Guaranteed Maximum Price

AGREEMENT made as of the fourth day of March in the year 2007

(In words, indicate day, month and year)

BETWEEN the Owner:

(Name, address and other information)

United Therapeutics Corporation

1110 Spring Street

Silver Spring, MD 20910

and the Contractor:

(Name, address and other information)

DPR Construction, Inc.

2941 Fairview Park Drive, Suite 600

Falls Church, VA 22042

The Project is:

(Name and location)

Administration/Laboratory/Manufacturing Facility located in Research Triangle Park, NC, as more fully described on Exhibit A attached hereto.

The Architect is:

(Name, address and other information)

O’Neal, Inc., d/b/a O’Neal Engineering, Inc.

3000 RDU Center Drive, Suite 200

Morrisville, NC 27560

The Owner and Contractor agree as follows.

ADDITIONS AND DELETIONS: The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed. A vertical line in the left margin of this document indicates where the author has added necessary information and where the author has added to or deleted from the original AIA text.

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by the Associated General Contractors of America.

AIA Document A111TM – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:34:02 on 03/05/07 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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ARTICLE 1  THE CONTRACT DOCUMENTS

The Contract Documents consist of this Agreement, the General Conditions attached hereto as Exhibit B (the “General Conditions”) other Conditions of the Contract to the extent set forth or referred to in Exhibits to this Agreement, Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article 15. If anything in the other Contract Documents is inconsistent with this Agreement, this Agreement shall govern, except that Modifications executed after the date of this Agreement shall govern in the event of an inconsistency between such Modifications and this Agreement.

ARTICLE 2  THE WORK OF THIS CONTRACT

The Contractor shall fully execute the Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others.

ARTICLE 3  RELATIONSHIP OF THE PARTIES

§ 3.1 The Contractor accepts the relationship of trust and confidence established by this Agreement and covenants with the Owner to cooperate with the Architect and exercise the Contractor’s skill and judgment in furthering the interests of the Owner; to furnish efficient business administration and supervision; to furnish at all times an adequate supply of workers and materials; and to perform the Work in an expeditious and economical manner consistent with the Owner’s interests. The Owner agrees to furnish and approve, in a timely manner, information required by the Contractor and to make payments to the Contractor in accordance with the requirements of the Contract Documents. The Owner and Contractor hereby acknowledge that Owner may engage a “Project Manager” for the Project. If a Project Manager is engaged, the Owner shall notify the Contractor in writing about such engagement, and shall specify the scope of authority of the Project Manager to act on behalf of the Owner.

§3.2 The Contractor has provided the Owner with a list setting forth the names, resumes, relevant experience, type of services to be performed and term of assignment of all personnel who shall perform the Work, and who are at a level of superintendent or above, which is attached hereto as Exhibit C. None of such personnel shall be removed from the Project without the Owner’s prior written consent (except in the case of the termination, resignation or other departure of such personnel from the employ of the Contractor), which consent shall not be unreasonably withheld, or unless the Owner so directs, and the Owner shall have the authority to approve any replacement. Exhibit C shall be updated to reflect approved changes.

ARTICLE 4  DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

(Paragraphs deleted)

§ 4.1 The date of commencement of the Work shall be the date to be fixed in a notice to proceed issued by the Owner.

§ 4.2 The Contract Time shall be measured from the date of commencement.

§ 4.3 The Contractor shall achieve Substantial Completion of the entire Work not later than the date of Substantial Completion set forth in the Project Schedule attached hereto as Exhibit I, subject to adjustment as provided in the Contract Documents.

(Paragraph deleted)

§ 4.4 The parties acknowledge that it is extremely difficult to ascertain with accuracy at the time of execution of this Contract the extent of the actual damages that the Owner would suffer as a result of any delay in achieving the date of Substantial Completion of the Work set forth in this Contract, as such date may be adjusted in accordance with the provisions of this Contract. Therefore, in the event the Contractor does not achieve Substantial Completion of the Work within the Contract Time, as adjusted pursuant to the provisions of the Contract Documents, the Contractor shall pay the Owner, as liquidated damages and not as a penalty, following sums for each day the actual date of Substantial Completion of the Work exceeds the authorized Contract Time:

First 30 days of delay:	$7,500 per day
Each day thereafter:	$10,000 per day

AIA Document A111TM – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:34:02 on 03/05/07 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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Such liquidated damages are hereby agreed to be a reasonable pre-estimate of damages the Owner will incur as a result of a delay in Substantial Completion of the Work due to the fault of the Contractor.

§ 4.3 In the event the Contractor achieves Substantial Completion of the Work prior to the date of Substantial Completion of the Work set forth in the Project Schedule attached hereto as Exhibit I, as such date may be adjusted pursuant to the provisions of the Contract Documents, the Contractor shall be entitled to a bonus for each day the actual date of Substantial Completion of the Work is earlier than the authorized Contract Time as follows:

(Paragraph deleted)

First 30 days of early completion	$7,500 per day
All days of early completion thereafter:	$10,000 per day

Such amounts shall only be paid to the extent there are Savings (defined in Section 5.2.7). In such case, the Contractor shall be entitled to 100% of the Savings on account of amounts earned under this Section 4.3 prior to the allocation of Savings as provided in Section 5.2.7. To the extent the total amount of Savings is less than the total amount payable to the Contractor under this Section 4.3, the Owner shall not be liable for such deficiency.

ARTICLE 5  BASIS FOR PAYMENT

§ 5.1 CONTRACT SUM

§ 5.1.1 The Owner shall pay the Contractor the Contract Sum in current funds for the Contractor’s performance of the Contract. The Contract Sum is the Cost of the Work as defined in Article 7 plus the Contractor’s Fee.

§ 5.1.2 The Contractor’s Fee is: See Exhibit D

(Paragraph deleted)

§ 5.2 GUARANTEED MAXIMUM PRICE

§ 5.2.1 The sum of the Cost of the Work and the Contractor’s Fee is guaranteed by the Contractor not to exceed the “Guaranteed Maximum Price” set forth on Exhibit D, subject to additions and deductions by Change Order as provided in the Contract Documents. Costs which would cause the Guaranteed Maximum Price to be exceeded shall be paid by the Contractor without reimbursement by the Owner. The Cost of the Work portion of the Guaranteed Maximum Price contains a line item entitled “General Conditions Costs” and Annex 1 to Exhibit D contains a list of the categories of costs to be reimbursed from this line item. The Contractor acknowledges and agrees that funds from other line items in the Cost of the Work portion of the Guaranteed Maximum Price (including but not limited to the line item for Contingency, described in Section 5.2.8) may not be transferred to the General Conditions Costs line item.

(Paragraph deleted)

§ 5.2.2 The Guaranteed Maximum Price is based on the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner: See Exhibit D

(Paragraph deleted)

§ 5.2.3 Unit prices, if any, are as follows: See Exhibit D

(Paragraphs & rows deleted)

§ 5.2.4 Allowances, if any, are as follows: See Exhibit D

(Rows deleted)

§ 5.2.5 Assumptions, if any, on which the Guaranteed Maximum Price is based are as follows: See Exhibits A and D

(Paragraph deleted)

§ 5.2.6 The Cost of the Work portion of the Guaranteed Maximum Price will contain a line item entitled “Contingency”. It is understood that the Contingency line item is to cover costs and expenses of the Contractor incurred as a result of unforeseen or unanticipated events or circumstances; provided, however, any such cost or expense must otherwise be reimbursable as Cost of the Work (other than General Conditions Costs, for which Contingency shall not be used). The Construction Manager may transfer amounts from the Contingency to other line items (other than the Contractor’s Fee or General Conditions Costs) without the prior written consent of the Owner, to the extent the Contractor has provided the Owner with evidence that any such adjustments and increased costs are reasonably necessary. The Contingency is not available for use by the Owner for Change Orders.

§ 5.2.7 In the event the actual Cost of the Work plus the Contractor’s Fee is less than the Guaranteed Maximum Price, as adjusted, the difference (“Savings”) shall be shared sixty five percent (65%) to the Owner and thirty five percent (35%) to the Contractor except to the extent provided otherwise in Section 4.5 hereof. Savings shall be calculated and paid as part of final payment hereunder.

AIA Document A111TM – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:34:02 on 03/05/07 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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ARTICLE 6  CHANGES IN THE WORK

§ 6.1 Adjustments to the Guaranteed Maximum Price on account of changes in the Work may be determined by any of the methods listed in Section 7.3.3 of the General Conditions.

§ 6.2 In calculating adjustments to subcontracts (except those awarded with the Owner’s prior consent on the basis of cost plus a fee), the terms “cost” and “fee” as used in Section 7.3.3.3 of the General Conditions and the terms “costs” and “a reasonable allowance for overhead and profit” as used in Section 7.3.6 of the General Conditions shall have the meanings assigned to them in the General Conditions and shall not be modified by Articles 5, 7 and 8 of this Agreement. Adjustments to subcontracts awarded with the Owner’s prior consent on the basis of cost plus a fee shall be calculated in accordance with the terms of those subcontracts. The Contractor hereby agrees that for changes in the Work performed by a Subcontractor, (A) the payment to the Subcontractor shall be equal to (i) the actual cost incurred in performing such changed work; (ii) a markup of ten percent (10%) of such actual cost for overhead; and (iii) fee of ten percent (10%) of actual cost. Notwithstanding the foregoing, the total amount payable to Subcontractors of every tier on account of overhead and fee for a change to the Work shall not exceed thirty percent (30%). In addition, the Contractor shall be entitled to Contractor’s Fee equal to the percentage stated in Exhibit D, based on the total amount payable to the Subcontractors; provided, however, that the Contractor shall not be entitled to additional General Conditions costs or Contractor’s Fee on the first $400,000 of additive Change Orders that do not extend the date of Substantial Completion of the Work. There shall be no reduction in Contractor’s Fee for deductive Change Orders. Additional General Conditions Costs incurred by the Contractor on account of changes in the Work shall be reimbursable to the extent permitted by Article 7 and not excluded by Article 8.

§ 6.3 In calculating adjustments to the Guaranteed Maximum Price, the terms “cost” and “costs” as used in the above-referenced provisions of the General Conditions shall mean the Cost of the Work as defined in Article 7 of this Agreement and the terms “fee” and “a reasonable allowance for overhead and profit” shall mean the Contractor’s Fee as set forth in Section 6.2 above and Exhibit D.

ARTICLE 7  COSTS TO BE REIMBURSED

§ 7.1 COST OF THE WORK

The term Cost of the Work shall mean costs necessarily incurred by the Contractor in the proper performance of the Work. Such costs shall be at rates not higher than the standard paid at the place of the Project except with prior written consent of the Owner. The Cost of the Work shall include only the items set forth in this Article 7 and shall exclude those costs expressly excluded by Article 8.

§ 7.2 LABOR COSTS

§ 7.2.1 Wages of construction workers directly employed by the Contractor to perform the construction of the Work at the site or, with the Owner’s approval, at off-site workshops.

(Paragraph deleted)

§ 7.2.2 Wages or salaries of the Contractor’s supervisory and administrative personnel listed on Exhibit C, at the hourly billing rates set forth in Exhibit C, for that portion of their time required for the Work. Such hourly billing rates may be adjusted on an annual basis beginning January 1, 2008, provided that no annual adjustment shall exceed 103% of the prior year’s hourly billing rate.

§ 7.2.3 Wages and salaries of the Contractor’s supervisory or administrative personnel engaged at factories, workshops or on the road, in expediting the production or transportation of materials or equipment required for the Work, but only for that portion of their time required for the Work to the extent such personnel is listed in Exhibit C, at the hourly rates set forth in Exhibit C.

§ 7.2.4 Costs paid or incurred by the Contractor for taxes, insurance, contributions, assessments and benefits required by law or collective bargaining agreements and, for personnel not covered by such agreements and not Contractor’s supervisory and administrative personnel, customary benefits such as sick leave, medical and health benefits, holidays, vacations and pensions, provided such costs are based on wages and salaries included in the Cost of the Work under Section 7.2.1. The hourly rates set forth in Exhibit C are “fully burdened”.

§ 7.3 SUBCONTRACT COSTS

§ 7.3.1 Payments made or to be made by the Contractor to Subcontractors in accordance with the requirements of the subcontracts. The items of Work reimbursable as General Conditions Costs listed in Exhibit D shall not be included in any trade Subcontracts.

AIA Document A111TM – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:34:02 on 03/05/07 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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§ 7.4 COSTS OF MATERIALS AND EQUIPMENT INCORPORATED IN THE COMPLETED CONSTRUCTION

§ 7.4.1 Costs, including transportation and storage, of materials and equipment incorporated or to be incorporated in the completed construction.

§ 7.4.2 Costs of materials described in the preceding Section 7.4.1 in excess of those actually installed to allow for reasonable waste and spoilage. Unused excess materials, if any, shall become the Owner’s property at the completion of the Work or, at the Owner’s option, shall be sold by the Contractor. Any amounts realized from such sales shall be credited to the Owner as a deduction from the Cost of the Work.

§ 7.5 COSTS OF OTHER MATERIALS AND EQUIPMENT, TEMPORARY FACILITIES AND RELATED ITEMS

§ 7.5.1 Costs, including transportation and storage, unloading, installation, maintenance and repairs, dismantling and removal to point of origin (if applicable) of materials, supplies, temporary facilities, machinery, equipment, and hand tools not customarily owned by construction workers, that are provided by the Contractor at the site and fully consumed in the performance of the Work; and cost (less salvage value) of such items if not fully consumed, whether sold to others or retained by the Contractor. Cost for items previously used by the Contractor shall mean fair market value.

§ 7.5.2 Rental charges for temporary facilities, machinery, equipment, and hand tools not customarily owned by construction workers that are provided by the Contractor at the site, whether rented from the Contractor or others, and costs of transportation, installation, minor repairs and replacements, dismantling and removal thereof. Rates and quantities of equipment rented shall be subject to the Owner’s prior written approval.

§ 7.5.3 Costs of removal of debris from the site.

§ 7.5.4 Costs of document reproductions, facsimile transmissions, cell phones and long-distance telephone calls, postage and parcel delivery charges, telephone service at the site and reasonable petty cash expenses of the site office.

§ 7.5.5 That portion of the reasonable expenses of the Contractor’s personnel incurred while traveling in discharge of duties connected with the Work to the extent included in Exhibit D or with the Owner’s prior written approval.

§ 7.5.6 Costs of materials and equipment suitably stored off the site at a mutually acceptable location, if approved in writing in advance by the Owner.

§ 7.6 MISCELLANEOUS COSTS

(Paragraph deleted)

§ 7.6.1 That portion directly attributable to this Contract of insurance and bond premiums to provide the insurance and bonds required by this Contract to the extent such costs are set forth on Exhibit D. Insurance costs shall include the attributable portion of premiums for Contractor’s general liability insurance, fixed at $12 per thousand dollars of Contract value; If the Contractor is required to furnish payment and performance bonds hereunder, the attributable portion of premiums for such bonds shall be $10 per thousand dollars of Contract value. In the event Owner elects to have Contractor furnish Subguard insurance instead of requiring subcontractors to provide payment and performance bonds, the attributable portion of premiums is fixed at $12 per thousand dollars of Contract value. If the Contractor wishes to self-insure any of the risks set forth in the Contract Documents, it shall first obtain the prior written approval of the Owner. Charges on account thereof shall be approved in writing in advance by the Owner and shall in no event be greater than the costs of a third-party insurance program.

§ 7.6.2 Sales, use or similar taxes imposed by a governmental authority that are related to the Work. To the extent the Owner is entitled to any sales tax exemptions, it shall furnish information necessary for the Contractor to utilize such exemptions, and to the extent such information is furnished and the Contractor fails to so utilize the exemptions the Contractor shall not be entitled to sales tax paid.

§ 7.6.3 Fees and assessments for the permits, licenses and inspections for which the Contractor is required by the Contract Documents to pay. The Owner shall pay for the building permit.

§ 7.6.4 Fees of laboratories for tests required to be arranged and paid for by the Contractor pursuant to the Contract Documents, except those related to defective or nonconforming Work for which reimbursement is excluded by

AIA Document A111TM – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:34:02 on 03/05/07 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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Section 13.5.3 of the General Conditions or other provisions of the Contract Documents, and which do not fall within the scope of Section 7.7.3.

§ 7.6.5 Royalties and license fees paid for the use of a particular design, process or product required by the Contract Documents; the cost of defending suits or claims for infringement of patent rights arising from such requirement of the Contract Documents; and payments made in accordance with legal judgments against the Contractor resulting from such suits or claims and payments of settlements made with the Owner’s prior written consent. However, such costs of legal defenses, judgments and settlements shall not be included in the calculation of the Contractor’s Fee or subject to the Guaranteed Maximum Price. If such royalties, fees and costs are excluded by the last sentence of Section 3.17.1 of the General Conditions or other provisions of the Contract Documents, then they shall not be included in the Cost of the Work.

(Paragraph deleted)

§ 7.6.6 Data processing and accounting costs related to the Work but only to the extent such costs are set forth on Exhibit D.

§ 7.6.7 Deposits lost (including the failure to obtain a refund of a deposit) for causes other than the Contractor’s negligence or failure to fulfill a specific responsibility to the Owner as set forth in the Contract Documents.

§ 7.6.8 Legal, mediation and arbitration costs, including attorneys’ fees, other than those arising from disputes between the Owner and Contractor, reasonably incurred by the Contractor in the performance of the Work and with the Owner’s prior written approval; which approval shall not be unreasonably withheld; provided, however, that reimbursement hereunder shall be limited to $25,000 in the aggregate.

§ 7.7 OTHER COSTS AND EMERGENCIES

§ 7.7.1 Other costs incurred in the performance of the Work if and to the extent approved in advance in writing by the Owner.

§ 7.7.2 Costs due to emergencies incurred in taking action to prevent threatened damage, injury or loss in case of an emergency affecting the safety of persons and property, as provided in Section 10.6 of the General Conditions.

§ 7.7.3 Costs of repairing or correcting damaged or nonconforming Work executed by the Contractor, Subcontractors or suppliers, provided that such damaged or nonconforming Work was not caused by negligence or failure to fulfill a specific responsibility of the Contractor and only to the extent that the cost of repair or correction is not recoverable by the Contractor from insurance, sureties, Subcontractors or suppliers.

ARTICLE 8  COSTS NOT TO BE REIMBURSED

§ 8.1 The Cost of the Work shall not include:

§ 8.1.1 Salaries and other compensation of the Contractor’s supervisory or administrative personnel not listed on Exhibit C.

§ 8.1.2 Expenses of the Contractor’s principal office and offices other than the site office.

§ 8.1.3 Overhead, indirect, administrative and general expenses, except as may be expressly included in Article 7.

§ 8.1.4 The Contractor’s capital expenses, including interest on the Contractor’s capital employed for the Work.

§ 8.1.5 Rental costs of machinery and equipment, except as specifically provided in Section 7.5.2.

§ 8.1.6 Except as provided in Section 7.7.3 of this Agreement, costs due to the negligence or failure to fulfill a specific responsibility of the Contractor, Subcontractors and suppliers or anyone directly or indirectly employed by any of them or for whose acts any of them may be liable.

§ 8.1.7 Any cost not specifically and expressly described in Article 7.

§ 8.1.8 Costs, other than costs included in Change Orders approved by the Owner, that would cause the Guaranteed Maximum Price to be exceeded.

AIA Document A111TM – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:34:02 on 03/05/07 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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§ 8.1.9 Costs due to the negligence or wrongful act of the Contractor, any subcontractor, anyone directly or indirectly employed by any of them, or for those acts that any of them may be liable.

§ 8.1.10 Costs or expenses (including legal fees) relating to the bankruptcy of any Subcontractor (to the extent not recovered from the Subcontractor or its surety), unless approved in writing by the Owner, such approval not to be unreasonably withheld.

§ 8.1.11 The cost of all fines and penalties, included interest thereon, assessed against the Contractor by any federal or local governmental or quasi-governmental authorities, except to the extent due to the Owner’s (or its agents’) fault or negligence.

§ 8.1.12 The cost of any liability, taxes, charges or contributions attributable to Contractor’s failure to make timely disbursements to Subcontractors.

§ 8.1.13 Costs incurred to discharge liens arising out of claims against the Project or the site, to the extent such liens are filed by the Contractor or its Subcontractors. Notwithstanding the foregoing, to the extent the reason for the lien is default by the Owner in making payments due and owing under the Contract Documents, the costs of discharging such liens shall be paid pursuant to Change Order.

§ 8.1.14 Overtime for supervisory and/or administrative personnel of the Contractor except to the extent permitted in Section 7.

§ 8.1.15 General Conditions Costs in excess of the amount set forth in Exhibit D.

ARTICLE 9  DISCOUNTS, REBATES AND REFUNDS

§ 9.1 Cash discounts obtained on payments made by the Contractor shall accrue to the Owner if (1) before making the payment, the Contractor included them in an Application for Payment and received payment therefor from the Owner, or (2) the Owner has deposited funds with the Contractor with which to make payments; otherwise, cash discounts shall accrue to the Contractor. Trade discounts, rebates, refunds and amounts received from sales of surplus materials and equipment shall accrue to the Owner, and the Contractor shall make provisions so that they can be secured.

§ 9.2 Amounts that accrue to the Owner in accordance with the provisions of Section 9.1 shall be credited to the Owner as a deduction from the Cost of the Work.

ARTICLE 10  SUBCONTRACTS AND OTHER AGREEMENTS

§ 10.1 Those portions of the Work that the Contractor does not customarily perform with the Contractor’s own personnel shall be performed under subcontracts or by other appropriate agreements with the Contractor. The forms of the Contractor’s Subcontract and Purchase Order are set forth in Exhibit H attached hereto. The Contractor shall not materially modify such forms without the prior written consent of the Owner, which consent shall not be unreasonably withheld. The Contractor shall obtain bids from Subcontractors and from suppliers of materials or equipment fabricated especially for the Work and shall deliver such bids to the Owner. The Owner shall then determine, with the advice of the Contractor, which bids will be accepted. The Contractor shall not be required to contract with anyone to whom the Contractor has reasonable objection.

§ 10.2 If a specific bidder among those whose bids are delivered by the Contractor to the Owner (1) is recommended to the Owner by the Contractor; (2) is qualified to perform that portion of the Work; and (3) has submitted a bid that conforms to the requirements of the Contract Documents without reservations or exceptions, but the Owner requires that another bid be accepted, then the Contractor may require that a Change Order be issued to adjust the Guaranteed Maximum Price by the difference between the bid of the person or entity recommended to the Owner by the Contractor and the amount of the subcontract or other agreement actually signed with the person or entity designated by the Owner.

§ 10.3 Subcontracts or other agreements shall conform to the applicable payment provisions of this Agreement, and shall not be awarded on the basis of cost plus a fee without the prior consent of the Owner.

AIA Document A111TM – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:34:02 on 03/05/07 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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ARTICLE 11  ACCOUNTING RECORDS

§ 11.1 The Contractor shall keep full and detailed accounts and exercise such controls as may be necessary for proper financial management under this Contract, and the accounting and control systems shall be satisfactory to the Owner. The Owner and the Owner’s accountants shall be afforded full access to, and shall be permitted to audit and copy, the Contractor’s records, books, correspondence, instructions, drawings, receipts, subcontracts, purchase orders, vouchers, memoranda and other data relating to this Contract on an “open book” basis, and the Contractor shall preserve these for a period of five (5) years after final payment, or for such longer period as may be required by law. Subcontractors shall have the same obligations to maintain books and records and to permit audits, except with respect to Work performed on a lump sum basis, the Subcontractor shall only be required to maintain and make available such books and records as are specifically required by applicable laws and/or the terms of the Contract Documents. Notwithstanding the foregoing, the Owner shall not be entitled to review the underlying financial records relating to (a) amounts agreed to be paid to the Contractor on a lump sum basis or (b) agreed-to hourly rates.

§ 11.2 If any inspection of the Contractor’s or any Subcontractor’s books and records or other documents reveals an overcharge, the Contractor shall pay to the Owner or, at the Owner’s election, the Owner may reimburse itself by taking a credit against future payments due to the Contractor, an amount equal to the overage. If one or more overcharges is equal to or greater than Fifty Thousand Dollars ($50,000) in the aggregate, the Contractor shall also pay all administrative and auditing expenses incurred by the Owner in determining the existence and amount of the overcharge, not to exceed Twenty Five Thousand Dollars ($25,000).

§ 11.3 The accounting firm selected by the Owner to perform audits shall be nationally recognized and shall not be engaged on a contingent fee basis.

ARTICLE 12  PAYMENTS

§ 12.1 PROGRESS PAYMENTS

§ 12.1.1 Based upon Applications for Payment submitted to the Architect and the Owner by the Contractor, and approved by the Owner, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

§ 12.1.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month. On or before the 25th calendar day of each month (or in the event such day is a holiday or weekend day, the preceding business day) the Owner, the Architect and the Contractor shall meet to review a preliminary draft of such Application for Payment (a “Pencil Draw”), prepared by the Contractor. Within three (3) days after the meeting described in the previous sentence, the Contractor shall (a) revise the Pencil Draw in accordance with any objection or recommendations of either the Owner or the Architect that is consistent with the requirements for the Contract Documents, and (b) re-submit the revised Pencil Draw to the Owner and the Architect as the final Application for Payment. Such Pencil Draw and subsequent Application for Payment shall include a projection of the Cost of the Work through the then-current month.

§ 12.1.3 Provided that a final Application for Payment (including all required supporting documentation) is received by the Owner and the Architect not later than the last day of a month, the Owner shall make payment to the Contractor of undisputed amounts not later than the last day of the following month. If an Application for Payment is received by the Owner and the Architect after the application date fixed above, payment shall be made by the Owner not later than the next scheduled progress payment, as described in the previous sentence. The Contractor shall make payment to its Subcontractors within seven (7) business days after receipt of payment from the Owner. If the Owner becomes aware that any Subcontractor is not being paid as required, the Owner may elect to issue joint checks, payable to the Contractor and such Subcontractor for future payments due such Subcontractor. Such joint checks shall be delivered to the Contractor and not the Subcontractor.

§ 12.1.4 With each Application for Payment, the Contractor shall submit an itemized report of hours spent working on the Project by Contractor personnel (“Labor Transaction Reports”), petty cash accounts, receipted invoices or invoices with check vouchers attached, and any other evidence reasonably required by the Owner or Architect to demonstrate that cash disbursements already made by the Contractor on account of the Cost of the Work equal or exceed (1) progress payments already received by the Contractor; less (2) that portion of those payments attributable to the Contractor’s Fee; plus (3) Labor Transaction Reports for the period covered by the present Application for Payment. With each Application for Payment, the Contractor shall submit (i) its Waiver and Release of Liens and Claims, in the forms set forth in Exhibit E hereto, covering all Work performed through the date of the current

AIA Document A111TM – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:34:02 on 03/05/07 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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Application for Payment, and conditioned only on payment; and (ii) Waivers and Releases of Liens and Claims from each Subcontractor and supplier in the forms set forth in Exhibit E, covering all Work performed through the date of the prior month’s Application for Payment.

§ 12.1.5 Each Application for Payment shall be based on the most recent schedule of values submitted by the Contractor in accordance with the Contract Documents. The schedule of values shall allocate the entire Guaranteed Maximum Price among the various portions of the Work, except that the Contractor’s Fee, General Conditions Costs and Contingency shall be shown as separate line items. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Owner may reasonably require. This schedule, unless objected to by the Owner, shall be used as a basis for reviewing the Contractor’s Applications for Payment.

§ 12.1.6 Applications for Payment shall show the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment. The percentage of completion shall be the lesser of (1) the percentage of that portion of the Work which has actually been completed; or (2) the percentage obtained by dividing (a) the expense that has actually been incurred by the Contractor on account of that portion of the Work for which the Contractor has made or intends to make actual payment prior to the next Application for Payment by (b) the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values.

§ 12.1.7 Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

.1                     take that portion of the Guaranteed Maximum Price properly allocable to completed Work as determined by multiplying the percentage of completion of each portion of the Work by the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values. Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute shall be included as provided in Section 7.3.7 of the General Conditions;

.2                     add that portion of the Guaranteed Maximum Price properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work, or if approved in writing in advance by the Owner, suitably stored off the site at a location agreed upon in writing;

(Paragraph deleted)

.3                     add the Contractor’s Fee, less retainage of ten percent (10%). When the Cost of the Work paid by the Owner equals 50% of the Guaranteed Maximum Price, no further retainage on Contractor’s Fee shall be withheld, subject to the provisions of Section 12.1.8. The Contractor’s Fee shall be computed upon the Cost of the Work described in the two preceding Clauses at the rate stated in Exhibit D;

.4                     subtract the aggregate of previous payments made by the Owner;

.5                     subtract the shortfall, if any, indicated by the Contractor in the documentation required by Section 12.1.4 to substantiate prior Applications for Payment, or resulting from errors subsequently discovered by the Owner’s accountants in such documentation; and

.6                     subtract amounts, if any, for which the Owner has withheld amounts as provided in Section 9.5 of the General Conditions.

§ 12.1.8 Except with the Owner’s prior written approval, payments to Subcontractors and payments on account of other items of Cost of the Work shall be subject to retainage of not less than ten percent (10%). When the value of the Work in place on account of a particular Subcontractor equals 50% of such Subcontractor’s subcontract amount, no further retainage shall be withheld. Retainage withheld shall be paid as part of the Application for Payment immediately following Substantial Completion of the Work, less 200% of the value of punch list items and other items of incomplete work. The Owner and Contractor shall agree in writing upon a mutually acceptable procedure for review and approval of payments and retention for subcontracts.

(Paragraph deleted)

§ 12.1.9 If a Subcontractor has completed its portion of the Work (including all punch list items) pursuant to any given subcontract, the Contractor may request the Owner to disburse the retainage being held by the Owner in respect of such Subcontractor, after delivering to the Owner any necessary consent to such disbursement from any sureties in form reasonably satisfactory to the Owner. If the Owner is reasonably satisfied the Subcontractor’s Work

AIA Document A111TM – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:34:02 on 03/05/07 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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has been completed in accordance with the Contract Documents and the Owner has received satisfactory final waivers of liens and claims with respect to the Subcontractor’s Work, the Owner shall disburse said retainage. Regardless of whether the Owner has disbursed said retainage to any Subcontractor, the warranty period referred to in the General Conditions or the other Contract Documents shall not begin with respect to the portion of the Work performed by such Subcontractor until the Date of Substantial Completion of the entire Work.

§ 12.1.10 Except with the Owner’s prior written approval, the Contractor shall not make advance payments to suppliers for materials or equipment which have not been delivered and stored at the site, unless Owner is reasonably satisfied that materials or equipment have been procured and are suitably and safely stored, insured and protected so as to adequately protect Owner’s title thereto and/or interest therein.

§ 12.1.11 Notwithstanding the provisions of Sections 12.1.7.3 and 12.1.8, (a) if at any time the Owner reasonably believes that the Work is not progressing satisfactorily, the Owner retains the right to reinstate retainage in whole or in part.

§ 12.2 FINAL PAYMENT

§ 12.2.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when:

.1                     the Contractor has fully performed the Contract except for the Contractor’s responsibility to correct Work as provided in Section 12.2.2 of the General Conditions, and to satisfy other requirements, if any, which extend beyond final payment;

.2                     a final Application for Payment and a final accounting for the Cost of the Work have been submitted by the Contractor and reviewed by the Owner’s accountants;

.3                     The Architect and the Owner have approved the final Application for Payment; and

.4                     final waivers and releases of liens and claims from the Contractor and all Subcontractors and suppliers (contingent only upon final payment), in the forms set forth in Exhibit E, have been received and approved by the Owner.

§ 12.2.2 The Owner’s final payment to the Contractor shall be made no later than 30 days after the satisfaction of the conditions set forth in Section 12.2.3.

§ 12.2.3 The Owner’s accountants will review and report in writing on the Contractor’s final accounting within thirty (30) days after delivery of the final accounting to the Owner and the Architect by the Contractor. Based upon such Cost of the Work as the Owner’s accountants report to be substantiated by the Contractor’s final accounting, and provided the other conditions of Section 12.2.1 and other conditions in the Contract relating to final payment have been met, the Owner will, within seven (7) days after receipt of the written report of the Owner’s accountants, notify the Contractor in writing of the amount the Owner believes to be due as final payment. If such amount is less than the amount requested by the Contractor, the Owner’s notice shall set forth the reasons for withholding as described in Section 9.5.1 of the General Conditions. The time periods stated in this Section 12.2.3 supersede those stated in Section 9.4.1 of the General Conditions.

§ 12.2.4 If the Owner’s accountants report the Cost of the Work as substantiated by the Contractor’s final accounting to be less than claimed by the Contractor, the Contractor shall be entitled to file a Claim on account of the disputed amount in accordance with Article 4 of the General Conditions. Such Claim shall be made by the Contractor within 30 days after the Contractor’s receipt of notice from the Owner that it disagrees with the Contractor’s final accounting; failure to file a Claim within this 30-day period shall result in the substantiated amount reported by the Owner’s accountants becoming binding on the Contractor. Pending a final resolution of the Claim, the Owner shall pay the Contractor the amount due based on the report of the Owner’s accountants.

(Paragraph deleted)

ARTICLE 13  TERMINATION OR SUSPENSION

(Paragraph deleted)

§ 13.1 The Contract may be terminated by the Contractor or by the Owner, as provided in Article 14 of the General Conditions.

AIA Document A111TM – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:34:02 on 03/05/07 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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§ 13.2 The Work may be suspended by the Owner as provided in Article 14 of the General Conditions.

(Paragraph deleted)

(Paragraphs deleted)

ARTICLE 14  MISCELLANEOUS PROVISIONS

(Paragraph deleted)

§ 14.1 Where reference is made in this Agreement to a provision in the General Conditions or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

(Paragraph deleted)

§ 14.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below:

Six percent (6%) per annum

§ 14.3 The Owner’s representative is:

(Paragraph deleted)

(Paragraph deleted)

(Name, address and other information.)

Dave Zaccardelli

United Therapeutics Corporation

One Park Drive

Research Triangle Park, NC 27709

Phone: 919-485-8530 x1239

Fax:

e-mail: dzaccardelli@unither.com

§ 14.4 The Contractor’s representative is:

(Name, address and other information.)

Randy Preston

105 Moreland Court

Cary, NC 27518

Phone: 919-538-9432

Fax: 919-549-7317

e-mail: randallp@dprinc.com

§ 14.5 Neither the Owner’s nor the Contractor’s representative shall be changed without ten (10) days’ written notice to the other party.

§ 14.6 At the written request of the Owner, the Contractor shall furnish bonds covering the faithful performance of the Contract and payment of obligations thereunder within the earlier to occur of (a) thirty (30) days after establishment of the Guaranteed Maximum Price or (b) three (3) days prior to commencement of construction work at the site. At the Owner’s election, each bond shall be in an amount equal to (x) 100% of the Guaranteed Maximum Price or (y) the Contractor’s Fee and General Conditions Costs portion of the Guaranteed Maximum Price. The bonds shall be issued by sureties reasonably acceptable to the Owner, shall name the Owner as obligee (or, at the election of the Owner, shall name the Owner and the Owner’s lender as dual obligees if commercially available) and shall be on forms reasonably acceptable to the Owner. In addition, the Contractor shall require each Subcontractor having a subcontract with a value in excess of $50,000 to either enroll in the Contractor’s Subguard program (as further described in Exhibit F) or furnish payment and performance bonds, each in the amount of such Subcontractor’s contract amount, and naming the Contractor and the Owner as dual obligees. The forms of bonds shall be reasonably acceptable to the Owner. The performance bonds required hereunder shall provide that they expire no earlier than the expiration of the statute of limitation and repose applicable to the Contract.

(Paragraph deleted)

§ 14.7 The Drawings, Specifications and other documents prepared by the Architect (“Instruments of Service”), and copies thereof furnished to the Contractor, are for use solely with respect to this Project. They are not to be used by the Contractor, Subcontractors, Sub-subcontractors or suppliers on other projects, or for additions to this Project outside the scope of the Work, without the specific written consent of the Owner and Architect. The Contractor, Subcontractors, sub-subcontractors and suppliers are granted a limited license to use and reproduce applicable portions of the Instruments of Service appropriate to and for use in the execution of their Work under the Contract Documents.

AIA Document A111TM – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:34:02 on 03/05/07 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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§ 14.8 With respect to Instruments of Service provided by the Architect to the Owner or the Contractor in electronic form, the Owner and the Contractor agree that such electronic documentation shall be furnished for the convenience of the Owner and the Contractor and shall not be relied upon by the Owner or the Contractor. The only Instruments of Service which may be relied upon by the Owner and the Contractor are Instruments of Service furnished in written or graphic form.

§14.9 The Contract shall be governed by the law of the State of North Carolina, without giving effect to principles of conflicts of laws thereof. The Contractor hereby consents to jurisdiction over its person by any court sitting in the State of North Carolina, and hereby waives any objection of forum non conveniens and any similar objection to venue in the State of North Carolina.

§14.10 This Contract, which includes this Agreement and the other documents incorporated herein by reference, represents the entire and integrated agreement between the Owner and the Contractor and supersedes all prior negotiations, representations or agreements, either written or oral. This Agreement may be amended only by written instrument signed by both the Owner and Contractor. If anything in any document incorporated into this Agreement is inconsistent with this Agreement, this Agreement shall govern.

§ 14.11 Nothing contained in this Contract shall create a contractual relationship with or a cause of action in favor of a third party against either the Owner or the Contractor.

§ 14.12 If the Owner requests the Contractor to execute certificates, the proposed language of such certificates shall be submitted to the Contractor for its review at least seven (7) days prior to the requested dates of execution. The Contractor shall promptly execute such certificates as to matters that are within the scope of its knowledge, with reasonable and appropriate qualifiers as necessary. The Contractor shall not be required to execute certificates that would require knowledge, services or responsibilities beyond the scope of this Contract.

ARTICLE 15  ENUMERATION OF CONTRACT DOCUMENTS

§ 15.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

§ 15.1.1 The Agreement is this executed 1997 edition of the Standard Form of Agreement Between Owner and Contractor, AIA Document A111-1997, as modified.

(Paragraph deleted)

§ 15.1.2 The Exhibits to this Agreement, each of which is incorporated herein by reference, are as follows:

Exhibit A	Scope of Work
Exhibit B	General Conditions (AIA A201, as amended)
Exhibit C	Key Personnel and Hourly Rates
Exhibit D	Guaranteed Maximum Price (including Contractor’s Fee and General Conditions Costs itemization, Unit Prices, Allowances, Alternates and Contractor’s Fee on Change Orders)
Exhibit E	Forms of Partial and Final Waivers and Releases of Liens and Claims
Exhibit F	Insurance Requirements
Exhibit G	Other Requirements (RTP Rules and Regulations)
Exhibit H	Form of Subcontract and Purchase Order
Exhibit I	Project Schedule

ARTICLE 16  OTHER PROVISIONS

§ 16.1 Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable laws. If, however, any provision of this Agreement, or portion thereof, is prohibited by law or found invalid under any law, such provision or portion thereof, only shall be ineffective without in any manner invalidating or affecting the remaining provisions of this Agreement or the valid portion of such provision, which provisions are deemed severable. All provisions which by their nature require performance after expiration or earlier termination of this Agreement shall survive such expiration or earlier termination.

§ 16.2 The waiver by one party of any breach of this Agreement or the failure of one party to enforce at any time, or for any period of time, any provision hereof, shall be limited to the particular waiver or non-enforcement, and shall

AIA Document A111TM – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:34:02 on 03/05/07 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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not operate or be deemed to waive any future breach of this Agreement or be construed to be a waiver of any other provision of this Agreement.

§ 16.3 Each party hereto agrees to do all acts and things and to make, execute and deliver such written instruments as from time to time are reasonably required to carry out the terms and intent of this Agreement. The Contractor shall, and cause all of its Subcontractors to, fully cooperate with the Owner and comply with all reasonable requests by the Owner for reports, certificates, statements and further services which are not inconsistent with the terms and conditions of this Agreement.

§ 16.4 The Contractor hereby warrants and represents that the Contractor shall not knowingly or negligently communicate or disclose at any time to any person or entity any information in connection with the Project, except (i) with the Owner’s prior written consent, (ii) as necessary to perform the Work, provided the Owner receives prior notice of such necessity, (iii) as may be required by law, or (iv) information which is in the public domain. Any authorized communication or disclosure shall be limited strictly to the extent of such authorization. If any person or entity seeks from the Contractor any information concerning the Project, the Contractor shall promptly notify the Owner. All information, records and documents furnished by the Owner in connection with the Project are hereby considered privileged and confidential. The Contractor shall cause any Subcontractors or any other person or entity performing any portion of the Work to warrant and represent the items set forth in this Section 16.4. The representations and warranties contained herein shall survive the complete performance of the Work or earlier termination of the Agreement.

§ 16.5 The Owner and the Contractor, respectively, bind themselves, their partners, successors, assigns and legal representatives to the other party to this Agreement and to the partners, successors, assigns and legal representatives of such other party with respect to all covenants of this Agreement. The Contractor shall not assign this Agreement without the written consent of the Owner. The Contractor under this Agreement may not assign any monies due to the Contractor under this Agreement without the prior written consent of the Owner.

§ 16.6 The Contractor agrees that it will include the terms of the Agreement and the other Contract Documents in its subcontracts and other agreements with persons or entities performing Work on behalf of the Contractor for the Project (other than financial and business terms unrelated to such parties’ Work).

§ 16.7 The Owner shall have the right to assign this Agreement to any affiliated entities or its Lender or any future purchaser of the Project, effective as of the date of a written notice provided by the Owner. The Owner shall have the right to assign this Agreement to any other parties with the prior written consent of the Contractor, which shall not be withheld so long as such assignee agrees to remain responsible to fulfill the outstanding terms and conditions of this Agreement, including the financial obligations. In the event of an assignment to an affiliate or any other party, in the event that the Contractor reasonably believes, after receipt of reasonable evidence, that the assignee is unable to fulfill the Owner’s financial obligations hereunder, the Owner shall be entitled to assign this Agreement as aforesaid, but shall remain contingently liable for the Owner’s financial obligations hereunder.

§ 16.8 The Construction Manager agrees that all services rendered in connection with the Project prior to the date of this Agreement and hereby deemed part of the Work under this Agreement and shall be governed hereby. The Construction Manager further represents and warrants to the Owner that the Construction Manager is not aware of any claims that the Construction Manager may have in connection with the Project as of the date of this Agreement including, without limitation, any claim for an adjustment in compensation and the Construction Manager hereby waives and forfeits all right to any such claim of which the Construction Manager should have knowledge.

§ 16.9 All notices given under this Agreement shall be in writing and shall be deemed properly served if delivered in person to the individual to whom it is addressed, or transmitted by fax with confirmation of receipt, or two (2) business days after deposit in the United States mail, if sent postage prepaid by United States registered or certified mail, return receipt requested. All notices shall be sent to the persons and addresses set forth below:

If to Owner:

Dave Zaccardelli

United Therapeutics Corporation

One Park Drive

AIA Document A111TM – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:34:02 on 03/05/07 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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Research Triangle Park, NC 27709

Phone: 919-485-8530 x1239

Fax:

e-mail: dzaccardelli@unither.com

With a copy to:

Avi Halpert

United Therapeutics Corporation

1110 Spring Street

Silver Spring, MD 20910

Phone: 240-821-1688

Fax: 301-589-0855

e-mail: ahalpert@unither.com

If to Contractor:

Randy Preston

DPR Construction, Inc.

TBD

Raleigh, NC

(Paragraph deleted)

Phone: 919-538-9432

Fax: 919-549-7317

(Paragraph deleted)

e-mail: RANDALLP@dprinc.com

With a copy to:

(Paragraph deleted)

Jeffrey B. Vertucci

DPR Construction, Inc.

2941 Fairview Park Drive, Suite 600

Falls Church, VA 22042

Phone: 703-698-0100 Ext. 3583

Fax: 703-698-1710

(Paragraph deleted)

e-mail: jeffve@dprinc.com

(Paragraph deleted)

(Paragraph deleted)

Any of the foregoing parties may designate an alternate person to receive notice in writing in the manner provided herein for the service of notice.

§ 16.10 The Contractor acknowledges receipt of the documents listed in Exhibit G and agrees that all Work shall be performed in accordance with the requirements and/or restrictions contained in such documents.

This Agreement is entered into as of the day and year first written above and is executed in at least three original copies, of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.

UNITED THERAPEUTICS CORPORATION	DPR CONSTRUCTION, INC.

OWNER (Signature)	CONTRACTOR (Signature)

(Printed name and title)	(Printed name and title)

AIA Document A111TM – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:34:02 on 03/05/07 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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EXHIBIT A

SCOPE OF WORK

(see Guaranteed Maximum Price)

EXHIBIT B

GENERAL CONDITIONS

(A201 as amended)

AIA® Document A201TM – 1997

General Conditions of the Contract for Construction

for the following PROJECT:

(Name and location or address):

Administration/Laboratory/Manufacturing Facility located in Research Triangle Park, NC, as more fully described on Exhibit A attached to the Agreement

THE OWNER:

(Name and address):

United Therapeutics Corporation

1110 Spring Street

Silver Spring, MD 20910

THE ARCHITECT:

(Name and address):

O’Neal, Inc., d/b/a O’Neal Engineering, Inc.

3000 RDU Center Drive, Suite 200

Morrisville, NC 27560

THE CONTRACTOR:

(Name and address):

DPR Construction, Inc.

2941 Fairview Park Drive, Suite 600

Falls Church, VA 22042

TABLE OF ARTICLES

1	GENERAL PROVISIONS

2	OWNER

3	CONTRACTOR

4	ADMINISTRATION OF THE CONTRACT

5	SUBCONTRACTORS

6	CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS

7	CHANGES IN THE WORK

8	TIME

9	PAYMENTS AND COMPLETION

10	PROTECTION OF PERSONS AND PROPERTY

11	INSURANCE AND BONDS

12	UNCOVERING AND CORRECTION OF WORK

ADDITIONS AND DELETIONS: The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed. A vertical line in the left margin of this document indicates where the author has added necessary information and where the author has added to or deleted from the original AIA text.

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

This document has been approved and endorsed by The Associated General Contractors of America

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No.1000239947-1 which expires on 5/23/2007, and is not for resale.

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13	MISCELLANEOUS PROVISIONS

14	TERMINATION OR SUSPENSION OF THE CONTRACT

AIA Document A201™ – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No.1000239947-1 which expires on 5/23/2007, and is not for resale.

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INDEX

(Numbers and Topics in Bold are Section Headings)

Acceptance of Nonconforming Work

9.6.6, 9.9.3, 12.3

Acceptance of Work

9.6.6, 9.8.2, 9.9.3, 9.10.1, 9.10.3, 12.3

Access to Work

3.16, 6.2.1, 12.1

Accident Prevention

4.2.3, 10

Acts and Omissions

3.2, 3.3.2, 3.12.8, 3.18, 4.2.3, 4.3.8, 4.4.1, 8.3.1, 9.5.1, 10.2.5, 13.4.2, 13.7, 14.1

Addenda

1.1.1, 3.11

Additional Costs, Claims for

4.3.4, 4.3.5, 4.3.6, 6.1.1, 10.3

Additional Inspections and Testing

9.8.3, 12.2.1, 13.5

Additional Time, Claims for

4.3.4, 4.3.7, 8.3.2

ADMINISTRATION OF THE CONTRACT

3.1.3, 4, 9.4, 9.5

Advertisement or Invitation to Bid

1.1.1

Aesthetic Effect

4.2.13, 4.5.1

Allowances

3.8

All-risk Insurance

11.4.1.1

Applications for Payment

4.2.5, 7.3.8, 9.2, 9.3, 9.4, 9.5.1, 9.6.3, 9.7.1, 9.8.5, 9.10, 11.1.3, 14.2.4, 14.4.3

Approvals

2.4, 3.1.3, 3.5, 3.10.2, 3.12, 4.2.7, 9.3.2, 13.4.2, 13.5

Arbitration

4.3.3, 4.4, 4.5.1, 4.5.2, 4.6, 8.3.1, 9.7.1, 11.4.9, 11.4.10

Architect

4.1

Architect, Definition of

4.1.1

Architect, Extent of Authority

2.4, 3.12.7, 4.2, 4.3.6, 4.4, 5.2, 6.3, 7.1.2, 7.3.6, 7.4, 9.2, 9.3.1, 9.4, 9.5, 9.8.3, 9.10.1, 9.10.3, 12.1, 12.2.1, 13.5.1, 13.5.2, 14.2.2, 14.2.4

Architect, Limitations of Authority and Responsibility

2.1.1, 3.3.3, 3.12.4, 3.12.8, 3.12.10, 4.1.2, 4.2.1, 4.2.2, 4.2.3, 4.2.6, 4.2.7, 4.2.10, 4.2.12, 4.2.13, 4.4, 5.2.1, 7.4, 9.4.2, 9.6.4, 9.6.6

Architect’s Additional Services and Expenses

2.4, 11.4.1.1, 12.2.1, 13.5.2, 13.5.3, 14.2.4

Architect’s Administration of the Contract

3.1.3, 4.2, 4.3.4, 4.4, 9.4, 9.5

Architect’s Approvals

2.4, 3.1.3, 3.5.1, 3.10.2, 4.2.7

Architect’s Authority to Reject Work

3.5.1, 4.2.6, 12.1.2, 12.2.1

Architect’s Copyright

1.6

Architect’s Decisions

4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13, 4.3.4, 4.4.1, 4.4.5, 4.4.6, 4.5, 6.3, 7.3.6, 7.3.8, 8.1.3, 8.3.1, 9.2, 9.4, 9.5.1, 9.8.4, 9.9.1, 13.5.2, 14.2.2, 14.2.4

Architect’s Inspections

4.2.2, 4.2.9, 4.3.4, 9.4.2, 9.8.3, 9.9.2, 9.10.1, 13.5

Architect’s Instructions

3.2.3, 3.3.1, 4.2.6, 4.2.7, 4.2.8, 7.4.1, 12.1, 13.5.2

Architect’s Interpretations

4.2.11, 4.2.12, 4.3.6

Architect’s Project Representative

4.2.10

Architect’s Relationship with Contractor

1.1.2, 1.6, 3.1.3, 3.2.1, 3.2.2, 3.2.3, 3.3.1, 3.4.2, 3.5.1, 3.7.3, 3.10, 3.11, 3.12, 3.16, 3.18, 4.1.2, 4.1.3, 4.2, 4.3.4, 4.4.1, 4.4.7, 5.2, 6.2.2, 7, 8.3.1, 9.2, 9.3, 9.4, 9.5, 9.7, 9.8, 9.9, 10.2.6, 10.3, 11.3, 11.4.7, 12, 13.4.2, 13.5

Architect’s Relationship with Subcontractors

1.1.2, 4.2.3, 4.2.4, 4.2.6, 9.6.3, 9.6.4, 11.4.7

Architect’s Representations

9.4.2, 9.5.1, 9.10.1

Architect’s Site Visits

4.2.2, 4.2.5, 4.2.9, 4.3.4, 9.4.2, 9.5.1, 9.9.2, 9.10.1, 13.5

Asbestos

10.3.1

Attorneys’ Fees

3.18.1, 9.10.2, 10.3.3

Award of Separate Contracts

6.1.1, 6.1.2

Award of Subcontracts and Other Contracts for Portions of the Work☒

5.2

Basic Definitions

1.1

Bidding Requirements

1.1.1, 1.1.7, 5.2.1, 11.5.1

Boiler and Machinery Insurance

11.4.2

Bonds, Lien

9.10.2

Bonds, Performance, and Payment

7.3.6.4, 9.6.7, 9.10.3, 11.4.9, 11.5

Building Permit

3.7.1

Capitalization

1.3

Certificate of Substantial Completion

9.8.3, 9.8.4, 9.8.5

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

User Notes:	(2083241502)

Certificates for Payment

4.2.5, 4.2.9, 9.3.3, 9.4, 9.5, 9.6.1, 9.6.6, 9.7.1, 9.10.1, 9.10.3, 13.7, 14.1.1.3, 14.2.4

Certificates of Inspection, Testing or Approval

13.5.4

Certificates of Insurance

9.10.2, 11.1.3

Change Orders

1.1.1, 2.4.1, 3.4.2, 3.8.2.3, 3.11.1, 3.12.8, 4.2.8, 4.3.4, 4.3.9, 5.2.3, 7.1, 7.2, 7.3, 8.3.1, 9.3.1.1, 9.10.3, 11.4.1.2, 11.4.4, 11.4.9, 12.1.2

Change Orders, Definition of

7.2.1

CHANGES IN THE WORK

3.11, 4.2.8, 7, 8.3.1, 9.3.1.1, 11.4.9

Claim, Definition of

4.3.1

Claims and Disputes

3.2.3, 4.3, 4.4, 4.5, 4.6, 6.1.1, 6.3, 7.3.8, 9.3.3, 9.10.4, 10.3.3

Claims and Timely Assertion of Claims

4.6.5

Claims for Additional Cost

3.2.3, 4.3.4, 4.3.5, 4.3.6, 6.1.1, 7.3.8, 10.3.2

Claims for Additional Time

3.2.3, 4.3.4, 4.3.7, 6.1.1, 8.3.2, 10.3.2

Claims for Concealed or Unknown Conditions

4.3.4

Claims for Damages

3.2.3, 3.18, 4.3.10, 6.1.1, 8.3.3, 9.5.1, 9.6.7, 10.3.3, 11.1.1, 11.4.5, 11.4.7, 14.1.3, 14.2.4

Claims Subject to Arbitration

4.4.1, 4.5.1, 4.6.1

Cleaning Up

3.15, 6.3

Commencement of Statutory Limitation Period

13.7

Commencement of the Work, Conditions Relating to

2.2.1, 3.2.1, 3.4.1, 3.7.1, 3.10.1, 3.12.6, 4.3.5, 5.2.1, 5.2.3, 6.2.2, 8.1.2, 8.2.2, 8.3.1, 11.1, 11.4.1, 11.4.6, 11.5.1

Commencement of the Work, Definition of

8.1.2

Communications Facilitating Contract Administration

3.9.1, 4.2.4

Completion, Conditions Relating to

1.6.1, 3.4.1, 3.11, 3.15, 4.2.2, 4.2.9, 8.2, 9.4.2, 9.8, 9.9.1, 9.10, 12.2, 13.7, 14.1.2

COMPLETION, PAYMENTS AND

9

Completion, Substantial

4.2.9, 8.1.1, 8.1.3, 8.2.3, 9.4.2, 9.8, 9.9.1, 9.10.3, 9.10.4.2, 12.2, 13.7

Compliance with Laws

1.6.1, 3.2.2, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 4.4.8, 4.6.4, 4.6.6, 9.6.4, 10.2.2, 11.1, 11.4, 13.1, 13.4, 13.5.1, 13.5.2, 13.6, 14.1.1, 14.2.1.3

Concealed or Unknown Conditions

4.3.4, 8.3.1, 10.3

Conditions of the Contract

1.1.1, 1.1.7, 6.1.1, 6.1.4

Consent, Written

1.6, 3.4.2, 3.12.8, 3.14.2, 4.1.2, 4.3.4, 4.6.4, 9.3.2, 9.8.5, 9.9.1, 9.10.2, 9.10.3, 11.4.1, 13.2, 13.4.2

CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS

1.1.4, 6

Construction Change Directive, Definition of

7.3.1

Construction Change Directives

1.1.1, 3.12.8, 4.2.8, 4.3.9, 7.1, 7.3, 9.3.1.1

Construction Schedules, Contractor’s

1.4.1.2, 3.10, 3.12.1, 3.12.2, 4.3.7.2, 6.1.3

Contingent Assignment of Subcontracts

5.4, 14.2.2.2

Continuing Contract Performance

4.3.3

Contract, Definition of

1.1.2

CONTRACT, TERMINATION OR SUSPENSION OF THE

5.4.1.1, 11.4.9, 14

Contract Administration

3.1.3, 4, 9.4, 9.5

Contract Award and Execution, Conditions Relating to

3.7.1, 3.10, 5.2, 6.1, 11.1.3, 11.4.6, 11.5.1

Contract Documents, The

1.1, 1.2

Contract Documents, Copies Furnished and Use of

1.6, 2.2.5, 5.3

Contract Documents, Definition of

1.1.1

Contract Sum

3.8, 4.3.4, 4.3.5, 4.4.5, 5.2.3, 7.2, 7.3, 7.4, 9.1, 9.4.2, 9.5.1.4, 9.6.7, 9.7, 10.3.2, 11.4.1, 14.2.4, 14.3.2

Contract Sum, Definition of

9.1

Contract Time

4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1.3, 7.3, 7.4, 8.1.1, 8.2, 8.3.1, 9.5.1, 9.7, 10.3.2, 12.1.1, 14.3.2

Contract Time, Definition of

8.1.1

CONTRACTOR

3

Contractor, Definition of

3.1, 6.1.2

Contractor’s Construction Schedules

1.4.1.2, 3.10, 3.12.1, 3.12.2, 4.3.7.2, 6.1.3

Contractor’s Employees

3.3.2, 3.4.3, 3.8.1, 3.9, 3.18.2, 4.2.3, 4.2.6, 10.2, 10.3, 11.1.1, 11.4.7, 14.1, 14.2.1.1,

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

User Notes:	(2083241502)

Contractor’s Liability Insurance

11.1

Contractor’s Relationship with Separate Contractors and Owner’s Forces

3.12.5, 3.14.2, 4.2.4, 6, 11.4.7, 12.1.2, 12.2.4

Contractor’s Relationship with Subcontractors

1.2.2, 3.3.2, 3.18.1, 3.18.2, 5, 9.6.2, 9.6.7, 9.10.2, 11.4.1.2, 11.4.7, 11.4.8

Contractor’s Relationship with the Architect

1.1.2, 1.6, 3.1.3, 3.2.1, 3.2.2, 3.2.3, 3.3.1, 3.4.2, 3.5.1, 3.7.3, 3.10, 3.11, 3.12, 3.16, 3.18, 4.1.2, 4.1.3, 4.2, 4.3.4, 4.4.1, 4.4.7, 5.2, 6.2.2, 7, 8.3.1, 9.2, 9.3, 9.4, 9.5, 9.7, 9.8, 9.9, 10.2.6, 10.3, 11.3, 11.4.7, 12, 13.4.2, 13.5

Contractor’s Representations

1.5.2, 3.5.1, 3.12.6, 6.2.2, 8.2.1, 9.3.3, 9.8.2

Contractor’s Responsibility for Those Performing the Work

3.3.2, 3.18, 4.2.3, 4.3.8, 5.3.1, 6.1.3, 6.2, 6.3, 9.5.1, 10

Contractor’s Review of Contract Documents

1.5.2, 3.2, 3.7.3

Contractor’s Right to Stop the Work

9.7

Contractor’s Right to Terminate the Contract

4.3.10, 14.1

Contractor’s Submittals

3.10, 3.11, 3.12, 4.2.7, 5.2.1, 5.2.3, 7.3.6, 9.2, 9.3, 9.8.2, 9.8.3, 9.9.1, 9.10.2, 9.10.3, 11.1.3, 11.5.2

Contractor’s Superintendent

3.9, 10.2.6

Contractor’s Supervision and Construction Procedures

1.2.2, 3.3, 3.4, 3.12.10, 4.2.2, 4.2.7, 4.3.3, 6.1.3, 6.2.4, 7.1.3, 7.3.4, 7.3.6, 8.2, 10, 12, 14

Contractual Liability Insurance

11.1.1.8, 11.2, 11.3

Coordination and Correlation

1.2, 1.5.2, 3.3.1, 3.10, 3.12.6, 6.1.3, 6.2.1

Copies Furnished of Drawings and Specifications

1.6, 2.2.5, 3.11

Copyrights

1.6, 3.17

Correction of Work

2.3, 2.4, 3.7.4, 4.2.1, 9.4.2, 9.8.2, 9.8.3, 9.9.1, 12.1.2, 12.2, 13.7.1.3

Correlation and Intent of the Contract Documents

1.2

Cost, Definition of

7.3.6

Costs

2.4, 3.2.3, 3.7.4, 3.8.2, 3.15.2, 4.3, 5.4.2, 6.1.1, 6.2.3, 7.3.3.3, 7.3.6, 7.3.7, 7.3.8, 9.10.2, 10.3.2, 10.5, 11.3, 11.4, 12.1, 12.2.1, 12.2.4, 13.5, 14

Cutting and Patching

6.2.5, 3.14

Damage to Construction of Owner or Separate Contractors

3.14.2, 6.2.4, 9.2.1.5, 10.2.1.2, 10.2.5, 10.6, 11.1, 11.4, 12.2.4

Damage to the Work

3.14.2, 9.9.1, 10.2.1.2, 10.2.5, 10.6, 11.4, 12.2.4

Damages, Claims for

3.2.3, 3.18, 4.3.10, 6.1.1, 8.3.3, 9.5.1, 9.6.7, 10.3.3, 11.1.1, 11.4.5, 11.4.7, 14.1.3, 14.2.4

Damages for Delay

6.1.1, 8.3.3, 9.5.1.6, 9.7, 10.3.2

Date of Commencement of the Work, Definition of

8.1.2

Date of Substantial Completion, Definition of

8.1.3

Day, Definition of

8.1.4

Decisions of the Architect

4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13, 4.3.4, 4.4.1, 4.4.5, 4.4.6, 4.5, 6.3, 7.3.6, 7.3.8, 8.1.3, 8.3.1, 9.2, 9.4, 9.5.1, 9.8.4, 9.9.1, 13.5.2, 14.2.2, 14.2.4

Decisions to Withhold Certification

9.4.1, 9.5, 9.7, 14.1.1.3

Defective or Nonconforming Work, Acceptance, Rejection and Correction of

2.3, 2.4, 3.5.1, 4.2.6, 6.2.5, 9.5.1, 9.5.2, 9.6.6, 9.8.2, 9.9.3, 9.10.4, 12.2.1, 13.7.1.3

Defective Work, Definition of

3.5.1

Definitions

1.1, 2.1.1, 3.1, 3.5.1, 3.12.1, 3.12.2, 3.12.3, 4.1.1, 4.3.1, 5.1, 6.1.2, 7.2.1, 7.3.1, 7.3.6, 8.1, 9.1, 9.8.1

Delays and Extensions of Time

3.2.3, 4.3.1, 4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1, 7.3.1, 7.4.1, 8.3, 9.5.1, 9.7.1, 10.3.2, 10.6.1, 14.3.2

Disputes

4.1.4, 4.3, 4.4, 4.5, 4.6, 6.3, 7.3.8

Documents and Samples at the Site

3.11

Drawings, Definition of

1.1.5

Drawings and Specifications, Use and Ownership of

1.1.1, 1.3, 2.2.5, 3.11, 5.3

Effective Date of Insurance

8.2.2, 11.1.2

Emergencies

4.3.5, 10.6, 14.1.1.2

Employees, Contractor’s

3.3.2, 3.4.3, 3.8.1, 3.9, 3.18.2, 4.2.3, 4.2.6, 10.2, 10.3, 11.1.1, 11.4.7, 14.1, 14.2.1.1

Equipment, Labor, Materials and

1.1.3, 1.1.6, 3.4, 3.5.1, 3.8.2, 3.8.3, 3.12, 3.13, 3.15.1, 4.2.6, 4.2.7, 5.2.1, 6.2.1, 7.3.6, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.2.1, 10.2.4, 14.2.1.2

Execution and Progress of the Work

1.1.3, 1.2.1, 1.2.2, 2.2.3, 2.2.5, 3.1, 3.3, 3.4, 3.5, 3.7, 3.10, 3.12, 3.14, 4.2.2, 4.2.3, 4.3.3, 6.2.2, 7.1.3, 7.3.4, 8.2, 9.5, 9.9.1, 10.2, 10.3, 12.2, 14.2, 14.3

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

User Notes:	(2083241502)

Extensions of Time

3.2.3, 4.3.1, 4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1, 7.3, 7.4.1, 9.5.1, 9.7.1, 10.3.2, 10.6.1, 14.3.2

Failure of Payment

4.3.6, 9.5.1.3, 9.7, 9.10.2, 14.1.1.3, 14.2.1.2, 13.6

Faulty Work

(See Defective or Nonconforming Work)

Final Completion and Final Payment

4.2.1, 4.2.9, 4.3.2, 9.8.2, 9.10, 11.1.2, 11.1.3, 11.4.1, 11.4.5, 12.3.1, 13.7, 14.2.4, 14.4.3

Financial Arrangements, Owner’s

2.2.1, 13.2.2, 14.1.1.5

Fire and Extended Coverage Insurance

11.4

GENERAL PROVISIONS

1

Governing Law

13.1

Guarantees (See Warranty)

Hazardous Materials

10.2.4, 10.3, 10.5

Identification of Contract Documents

1.5.1

Identification of Subcontractors and Suppliers

5.2.1

Indemnification

3.17, 3.18, 9.10.2, 10.3.3, 10.5, 11.4.1.2, 11.4.7

Information and Services Required of the Owner

2.1.2, 2.2, 3.2.1, 3.12.4, 3.12.10, 4.2.7, 4.3.3, 6.1.3, 6.1.4, 6.2.5, 9.3.2, 9.6.1, 9.6.4, 9.9.2, 9.10.3, 10.3.3, 11.2, 11.4, 13.5.1, 13.5.2, 14.1.1.4, 14.1.4

Injury or Damage to Person or Property

4.3.8, 10.2, 10.6

Inspections

3.1.3, 3.3.3, 3.7.1, 4.2.2, 4.2.6, 4.2.9, 9.4.2, 9.8.2, 9.8.3, 9.9.2, 9.10.1, 12.2.1, 13.5

Instructions to Bidders

1.1.1

Instructions to the Contractor

3.2.3, 3.3.1, 3.8.1, 4.2.8, 5.2.1, 7, 12, 8.2.2, 13.5.2

Insurance

3.18.1, 6.1.1, 7.3.6, 8.2.1, 9.3.2, 9.8.4, 9.9.1, 9.10.2, 9.10.5, 11

Insurance, Boiler and Machinery

11.4.2

Insurance, Contractor’s Liability

11.1

Insurance, Effective Date of

8.2.2, 11.1.2

Insurance, Loss of Use

11.4.3

Insurance, Owner’s Liability

11.2

Insurance, Project Management Protective Liability

11.3

Insurance, Property

10.2.5, 11.4

Insurance, Stored Materials

9.3.2, 11.4.1.4

INSURANCE AND BONDS

11

Insurance Companies, Consent to Partial Occupancy

9.9.1, 11.4.1.5

Insurance Companies, Settlement with

11.4.10

Intent of the Contract Documents

1.2.1, 4.2.7, 4.2.12, 4.2.13, 7.4

Interest

13.6

Interpretation

1.2.3, 1.4, 4.1.1, 4.3.1, 5.1, 6.1.2, 8.1.4

Interpretations, Written

4.2.11, 4.2.12, 4.3.6

Joinder and Consolidation of Claims Required

4.6.4

Judgment on Final Award

4.6.6

Labor and Materials, Equipment

1.1.3, 1.1.6, 3.4, 3.5.1, 3.8.2, 3.8.3, 3.12, 3.13, 3.15.1, 42.6, 4.2.7, 5.2.1, 6.2.1, 7.3.6, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.2.1, 10.2.4, 14.2.1.2

Labor Disputes

8.3.1

Laws and Regulations

1.6, 3.2.2, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 4.4.8, 4.6, 9.6.4, 9.9.1, 10.2.2, 11.1, 11.4, 13.1, 13.4, 13.5.1, 13.5.2, 13.6, 14

Liens

2.1.2, 4.4.8, 8.2.2, 9.3.3, 9.10

Limitation on Consolidation or Joinder

4.6.4

Limitations, Statutes of

4.6.3, 12.2.6, 13.7

Limitations of Liability

2.3, 3.2.1, 3.5.1, 3.7.3, 3.12.8, 3.12.10, 3.17, 3.18, 4.2.6, 4.2.7, 4.2.12, 6.2.2, 9.4.2, 9.6.4, 9.6.7, 9.10.4, 10.3.3, 10.2.5, 11.1.2, 11.2.1, 11.4.7, 12.2.5, 13.4.2

Limitations of Time

2.1.2, 2.2, 2.4, 3.2.1, 3.7.3, 3.10, 3.11, 3.12.5, 3.15.1, 4.2.7, 4.3, 4.4, 4.5, 4.6, 5.2, 5.3, 5.4, 6.2.4, 7.3, 7.4, 8.2, 9.2, 9.3.1, 9.3.3, 9.4.1, 9.5, 9.6, 9.7, 9.8, 9.9, 9.10, 11.1.3, 11.4.1.5, 11.4.6, 11.4.10, 12.2, 13.5, 13.7, 14

Loss of Use Insurance

11.4.3

Material Suppliers

1.6, 3.12.1, 4.2.4, 4.2.6, 5.2.1, 9.3, 9.4.2, 9.6, 9.10.5

Materials, Hazardous

10.2.4, 10.3, 10.5

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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Materials, Labor, Equipment and

1.1.3, 1.1.6, 1.6.1, 3.4, 3.5.1, 3.8.2, 3.8.23, 3.12, 3.13, 3.15.1, 4.2.6, 4.2.7, 5.2.1, 6.2.1, 7.3.6, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.2.1, 10.2.4, 14.2.1.2

Means, Methods, Techniques, Sequences and Procedures of Construction

3.3.1, 3.12.10, 4.2.2, 4.2.7, 9.4.2

Mechanic’s Lien

4.4.8

Mediation

4.4.1, 4.4.5, 4.4.6, 4.4.8, 4.5, 4.6.1, 4.6.2, 8.3.1, 10.5

Minor Changes in the Work

1.1.1, 3.12.8, 4.2.8, 4.3.6, 7.1, 7.4

MISCELLANEOUS PROVISIONS

13

Modifications, Definition of

1.1.1

Modifications to the Contract

1.1.1, 1.1.2, 3.7.3, 3.11, 4.1.2, 4.2.1, 5.2.3, 7, 8.3.1, 9.7, 10.3.2, 11.4.1

Mutual Responsibility

6.2

Nonconforming Work, Acceptance of

9.6.6, 9.9.3, 12.3

Nonconforming Work, Rejection and Correction of

2.3, 2.4, 3.5.1, 4.2.6, 6.2.5, 9.5.1, 9.8.2, 9.9.3, 9.10.4, 12.2.1, 13.7.1.3

Notice

2.2.1, 2.3, 2.4, 3.2.3, 3.3.1, 3.7.2, 3.7.4, 3.12.9, 4.3, 4.4.8, 4.6.5, 5.2.1, 8.2.2, 9.7, 9.10, 10.2.2, 11.1.3, 11.4.6, 12.2.2, 12.2.4, 13.3, 13.5.1, 13.5.2, 14.1, 14.2

Notice, Written

2.3, 2.4, 3.3.1, 3.9, 3.12.9, 3.12.10, 4.3, 4.4.8, 4.6.5, 5.2.1, 8.2.2, 9.7, 9.10, 10.2.2, 10.3, 11.1.3, 11.4.6, 12.2.2, 12.2.4, 13.3, 14

Notice of Testing and Inspections

13.5.1, 13.5.2

Notice to Proceed

8.2.2

Notices, Permits, Fees and

2.2.2, 3.7, 3.13, 7.3.6.4, 10.2.2

Observations, Contractor’s

1.5.2, 3.2, 3.7.3, 4.3.4

Occupancy

2.2.2, 9.6.6, 9.8, 11.4.1.5

Orders, Written

1.1.1, 2.3, 3.9, 4.3.6, 7, 8.2.2, 11.4.9, 12.1, 12.2, 13.5.2, 14.3.1

OWNER

2

Owner, Definition of

2.1

Owner, Information and Services Required of the

2.1.2, 2.2, 3.2.1, 3.12.4, 3.12.10, 4.2.7, 4.3.3, 6.1.3, 6.1.4, 6.2.5, 9.3.2, 9.6.1, 9.6.4, 9.9.2, 9.10.3, 10.3.3, 11.2, 11.4, 13.5.1, 13.5.2, 14.1.1.4, 14.1.4

Owner’s Authority

1.6, 2.1.1, 2.3, 2.4, 3.4.2, 3.8.1, 3.12.10, 3.14.2, 4.1.2, 4.1.3, 4.2.4, 4.2.9, 4.3.6, 4.4.7, 5.2.1, 5.2.4, 5.4.1, 6.1, 6.3, 7.2.1, 7.3.1, 8.2.2, 8.3.1, 9.3.1, 9.3.2, 9.5.1, 9.9.1, 9.10.2, 10.3.2, 11.1.3, 11.3.1, 11.4.3, 11.4.10, 12.2.2, 12.3.1, 13.2.2, 14.3, 14.4

Owner’s Financial Capability

2.2.1, 13.2.2, 14.1.1.5

Owner’s Liability Insurance

11.2

Owner’s Loss of Use Insurance

11.4.3

Owner’s Relationship with Subcontractors

1.1.2, 5.2, 5.3, 5.4, 9.6.4, 9.10.2, 14.2.2

Owner’s Right to Carry Out the Work

2.4, 12.2.4. 14.2.2.2

Owner’s Right to Clean Up

6.3

Owner’s Right to Perform Construction and to Award Separate Contracts

6.1

Owner’s Right to Stop the Work

2.3

Owner’s Right to Suspend the Work

14.3

Owner’s Right to Terminate the Contract

14.2

Ownership and Use of Drawings, Specifications and Other Instruments of Service

1.1.1, 1.6, 2.2.5, 3.2.1, 3.11.1, 3.17.1, 4.2.12, 5.3

Partial Occupancy or Use

9.6.6, 9.9, 11.4.1.5

Patching, Cutting and

3.14, 6.2.5

Patents

3.17

Payment, Applications for

4.2.5, 7.3.8, 9.2, 9.3, 9.4, 9.5.1, 9.6.3, 9.7.1, 9.8.5, 9.10.1, 9.10.3, 9.10.5, 11.1.3, 14.2.4, 14.4.3

Payment, Certificates for

4.2.5, 4.2.9, 9.3.3, 9.4, 9.5, 9.6.1, 9.6.6, 9.7.1, 9.10.1, 9.10.3, 13.7, 14.1.1.3, 14.2.4

Payment, Failure of

4.3.6, 9.5.1.3, 9.7, 9.10.2, 14.1.1.3, 14.2.1.2, 13.6

Payment, Final

4.2.1, 4.2.9, 4.3.2, 9.8.2, 9.10, 11.1.2, 11.1.3, 11.4.1, 11.4.5, 12.3.1, 13.7, 14.2.4, 14.4.3

Payment Bond, Performance Bond and

7.3.6.4, 9.6.7, 9.10.3, 11.4.9, 11.5

Payments, Progress

4.3.3, 9.3, 9.6, 9.8.5, 9.10.3, 13.6, 14.2.3

PAYMENTS AND COMPLETION

9

Payments to Subcontractors

5.4.2, 9.5.1.3, 9.6.2, 9.6.3, 9.6.4, 9.6.7, 11.4.8, 14.2.1.2

PCB

10.3.1

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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Performance Bond and Payment Bond

7.3.6.4, 9.6.7, 9.10.3, 11.4.9, 11.5

Permits, Fees and Notices

2.2.2, 3.7, 3.13, 7.3.6.4, 10.2.2

PERSONS AND PROPERTY, PROTECTION OF

10

Polychlorinated Biphenyl

10.3.1

Product Data, Definition of

3.12.2

Product Data and Samples, Shop Drawings

3.11, 3.12, 4.2.7

Progress and Completion

4.2.2, 4.3.3, 8.2, 9.8, 9.9.1, 14.1.4

Progress Payments

4.3.3, 9.3, 9.6, 9.8.5, 9.10.3, 13.6, 14.2.3

Project, Definition of the

1.1.4

Project Management Protective Liability Insurance

11.3

Project Manual, Definition of the

1.1.7

Project Manuals

2.2.5

Project Representatives

4.2.10

Property Insurance

10.2.5, 11.4

PROTECTION OF PERSONS AND PROPERTY

10

Regulations and Laws

1.6, 3.2.2, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 4.4.8, 4.6, 9.6.4, 9.9.1, 10.2.2, 11.1, 11.4, 13.1, 13.4, 13.5.1, 13.5.2, 13.6, 14

Rejection of Work

3.5.1, 4.2.6, 12.2.1

Releases and Waivers of Liens

9.10.2

Representations

1.5.2, 3.5.1, 3.12.6, 6.2.2, 8.2.1, 9.3.3, 9.4.2, 9.5.1, 9.8.2, 9.10.1

Representatives

2.1.1, 3.1.1, 3.9, 4.1.1, 4.2.1, 4.2.10, 5.1.1, 5.1.2, 13.2.1

Resolution of Claims and Disputes

4.4, 4.5, 4.6

Responsibility for Those Performing the Work

3.3.2, 3.18, 4.2.3, 4.3.8, 5.3.1, 6.1.3, 6.2, 6.3, 9.5.1, 10

Retainage

9.3.1, 9.6.2, 9.8.5, 9.9.1, 9.10.2, 9.10.3

Review of Contract Documents and Field Conditions by Contractor

1.5.2, 3.2, 3.7.3, 3.12.7, 6.1.3

Review of Contractor’s Submittals by Owner and Architect

3.10.1, 3.10.2, 3.11, 3.12, 4.2, 5.2, 6.1.3, 9.2, 9.8.2

Review of Shop Drawings, Product Data and Samples by Contractor

3.12

Rights and Remedies

1.1.2, 2.3, 2.4, 3.5.1, 3.15.2, 4.2.6, 4.3.4, 4.5, 4.6, 5.3, 5.4, 6.1, 6.3, 7.3.1, 8.3, 9.5.1, 9.7, 10.2.5, 10.3, 12.2.2, 12.2.4, 13.4, 14

Royalties, Patents and Copyrights

3.17

Rules and Notices for Arbitration

4.6.2

Safety of Persons and Property

10.2, 10.6

Safety Precautions and Programs

3.3.1, 4.2.2, 4.2.7, 5.3.1, 10.1, 10.2, 10.6

Samples, Definition of

3.12.3

Samples, Shop Drawings, Product Data and

3.11, 3.12, 4.2.7

Samples at the Site, Documents and

3.11

Schedule of Values

9.2, 9.3.1

Schedules,

1.4.1.2, 3.10, 3.Construction12.1, 3.12.2, 4.3.7.2, 6.1.3

Separate Contracts and Contractors

1.1.4, 3.12.5, 3.14.2, 4.2.4, 4.2.7, 4.6.4, 6, 8.3.1, 11.4.7, 12.1.2, 12.2.5

Shop Drawings, Definition of

3.12.1

Shop Drawings, Product Data and Samples

3.11, 3.12, 4.2.7

Site, Use of

3.13, 6.1.1, 6.2.1

Site Inspections

1.2.2, 3.2.1, 3.3.3, 3.7.1, 4.2, 4.3.4, 9.4.2, 9.10.1, 13.5

Site Visits, Architect’s

4.2.2, 4.2.9, 4.3.4, 9.4.2, 9.5.1, 9.9.2, 9.10.1, 13.5

Special Inspections and Testing

4.2.6, 12.2.1, 13.5

Specifications, Definition of the

1.1.6

Specifications, The

1.1.1, 1.1.6, 1.1.7, 1.2.2, 1.6, 3.11, 3.12.10, 3.17

Statute of Limitations

4.6.3, 12.2.6, 13.7

Stopping the Work

2.3, 4.3.6, 9.7, 10.3, 14.1

Stored Materials

6.2.1, 9.3.2, 10.2.1.2, 10.2.4, 11.4.1.4

Subcontractor, Definition of

5.1.1

SUBCONTRACTORS

5

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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Subcontractors, Work by

1.2.2, 3.3.2, 3.12.1, 4.2.3, 5.2.3, 5.3, 5.4, 9.3.1.2, 9.6.7

Subcontractual Relations

5.3, 5.4, 9.3.1.2, 9.6, 9.10 10.2.1, 11.4.7, 11.4.8, 14.1, 14.2.1, 14.3.2

Submittals

1.6, 3.10, 3.11, 3.12, 4.2.7, 5.2.1, 5.2.3, 7.3.6, 9.2, 9.3, 9.8, 9.9.1, 9.10.2, 9.10.3, 11.1.3

Subrogation, Waivers of

6.1.1, 11.4.5, 11.4.7

Substantial Completion

4.2.9, 8.1.1, 8.1.3, 8.2.3, 9.4.2, 9.8, 9.9.1, 9.10.3, 9.10.4.2, 12.2, 13.7

Substantial Completion, Definition of

9.8.1

Substitution of Subcontractors

5.2.3, 5.2.4

Substitution of Architect

4.1.3

Substitutions of Materials

3.4.2, 3.5.1, 7.3.7

Sub-subcontractor, Definition of

5.1.2

Subsurface Conditions

4.3.4

Successors and Assigns

13.2

Superintendent

3.9, 10.2.6

Supervision and Construction Procedures

1.2.2, 3.3, 3.4, 3.12.10, 4.2.2, 4.2.7, 4.3.3, 6.1.3, 6.2.4, 7.1.3, 7.3.6, 8.2, 8.3.1, 9.4.2, 10, 12, 14

Surety

4.4.7, 5.4.1.2, 9.8.5, 9.10.2, 9.10.3, 14.2.2

Surety, Consent of

9.10.2, 9.10.3

Surveys

2.2.3

Suspension by the Owner for Convenience

14.4

Suspension of the Work

5.4.2, 14.3

Suspension or Termination of the Contract

4.3.6, 5.4.1.1, 11.4.9, 14

Taxes

3.6, 3.8.2.1, 7.3.6.4

Termination by the Contractor

4.3.10, 14.1

Termination by the Owner for Cause

4.3.10, 5.4.1.1, 14.2

Termination of the Architect

4.1.3

Termination of the Contractor

14.2.2

TERMINATION OR SUSPENSION OF THE CONTRACT

14

Tests and Inspections

3.1.3, 3.3.3, 4.2.2, 4.2.6, 4.2.9, 9.4.2, 9.8.3, 9.9.2, 9.10.1, 10.3.2, 11.4.1.1, 12.2.1,13.5

TIME

8

Time, Delays and Extensions of

3.2.3, 4.3.1, 4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1, 7.3.1, 7.4.1, 8.3, 9.5.1, 9.7.1, 10.3.2, 10.6.1, 14.3.2

Time Limits

2.1.2, 2.2, 2.4, 3.2.1, 3.7.3, 3.10, 3.11, 3.12.5, 3.15.1, 4.2, 4.3, 4.4, 4.5, 4.6, 5.2, 5.3, 5.4, 6.2.4, 7.3, 7.4, 8.2, 9.2, 9.3.1, 9.3.3, 9.4.1, 9.5, 9.6, 9.7, 9.8, 9.9, 9.10, 11.1.3, 11.4.1.5, 11.4.6, 11.4.10, 12.2, 13.5, 13.7, 14

Time Limits on Claims

4.3.2, 4.3.4, 4.3.8, 4.4, 4.5, 4.6

Title to Work

9.3.2, 9.3.3

UNCOVERING AND CORRECTION OF WORK

12

Uncovering of Work

12.1

Unforeseen Conditions

4.3.4, 8.3.1, 10.3

Unit Prices

4.3.9, 7.3.3.2

Use of Documents

1.1.1, 1.6, 2.2.5, 3.12.6, 5.3

Use of Site

3.13, 6.1.1, 6.2.1

Values, Schedule of

9.2, 9.3.1

Waiver of Claims by the Architect

13.4.2

Waiver of Claims by the Contractor

4.3.10, 9.10.5, 11.4.7, 13.4.2

Waiver of Claims by the Owner

4.3.10, 9.9.3, 9.10.3, 9.10.4, 11.4.3, 11.4.5, 11.4.7, 12.2.2.1, 13.4.2, 14.2.4

Waiver of Consequential Damages

4.3.10, 14.2.4

Waiver of Liens

9.10.2, 9.10.4

Waivers of Subrogation

6.1.1, 11.4.5, 11.4.7

Warranty

3.5, 4.2.9, 4.3.5.3, 9.3.3, 9.8.4, 9.9.1, 9.10.4, 12.2.2, 13.7.1.3

Weather Delays

4.3.7.2

Work, Definition of

1.1.3

Written Consent

1.6, 3.4.2, 3.12.8, 3.14.2, 4.1.2, 4.3.4, 4.6.4, 9.3.2, 9.8.5, 9.9.1, 9.10.2, 9.10.3, 11.4.1, 13.2, 13.4.2

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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Written Interpretations

4.2.11, 4.2.12, 4.3.6

Written Notice

2.3, 2.4, 3.3.1, 3.9, 3.12.9, 3.12.10, 4.3, 4.4.8, 4.6.5, 5.2.1, 8.2.2, 9.7, 9.10, 10.2.2, 10.3, 11.1.3, 11.4.6, 12.2.2, 12.2.4, 13.3, 14

Written Orders

1.1.1, 2.3, 3.9, 4.3.6, 7, 8.2.2, 11.4.9, 12.1, 12.2, 13.5.2, 14.3.1

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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ARTICLE 1  GENERAL PROVISIONS

§ 1.1 BASIC DEFINITIONS

§ 1.1.1 THE CONTRACT DOCUMENTS

The Contract Documents consist of the Agreement between Owner and Contractor, including all Exhibits, of which these General Conditions are Exhibit B) (hereinafter the “Agreement”), other Conditions of the Contract (Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of the Contract, other documents listed in the Agreement and Modifications issued after execution of the Contract. A Modification is (1) a written amendment to the Contract signed by both parties, (2) a Change Order, (3) a Construction Change Directive or (4) a written order for a minor change in the Work issued by the Architect. Unless specifically enumerated in the Agreement, the Contract Documents do not include other documents such as bidding requirements (advertisement or invitation to bid, Instructions to Bidders, sample forms, the Contractor’s bid or portions of Addenda relating to bidding requirements). The Contractor acknowledges that he has had an opportunity to visit the site and to consult with the Architect, the Owner and the Owner’s representatives to obtain any clarifications necessary to establish the Contract Sum. In that regard, Contractor warrants that it has reviewed the Contract Documents.

§ 1.1.2 THE CONTRACT

The Contract Documents form the Contract for Construction. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. The Contract may be amended or modified only by a Modification. The Contract Documents shall not be construed to create a contractual relationship of any kind (1) between the Architect and Contractor, (2) between the Owner and a Subcontractor or Sub-subcontractor, (3) between the Owner and Architect or (4) between any persons or entities other than the Owner and Contractor. The Architect shall, however, be entitled to performance and enforcement of obligations under the Contract intended to facilitate performance of the Architect’s duties.

§ 1.1.3 THE WORK

The term “Work” means the construction and services required by the Contract Documents, whether completed or partially completed, and includes all other labor, materials, equipment and services provided or to be provided by the Contractor to fulfill the Contractor’s obligations. The Work may constitute the whole or a part of the Project.

§ 1.1.4 THE PROJECT

The Project is the total construction of which the Work performed under the Contract Documents may be the whole or a part and which may include construction by the Owner or by separate contractors.

§ 1.1.5 THE DRAWINGS

The Drawings are the graphic and pictorial portions of the Contract Documents showing the design, location and dimensions of the Work, generally including plans, elevations, sections, details, schedules and diagrams.

§ 1.1.6 THE SPECIFICATIONS

The Specifications are that portion of the Contract Documents consisting of the written requirements for materials, equipment, systems, standards and workmanship for the Work, and performance of related services.

§ 1.1.7 THE PROJECT MANUAL

The Project Manual is a volume assembled for the Work which may include the bidding requirements, sample forms, Conditions of the Contract and Specifications.

§ 1.1.8 KNOWLEDGE

The terms “knowledge,” “recognize,” “observe” and “discover,” their respective derivatives and similar terms, as used in the Contract Documents referring to the Contractor, shall be interpreted to mean what the Contractor knows, recognizes, observes and discovers in exercising the care, skill and diligence required by the Contract Documents. The expression “reasonably inferable” shall be interpreted to mean reasonably inferable by a contractor familiar with the Project and exercising the care, skill and diligence required by the Contract Documents.

§ 1.1.9 CONTRACTOR’S COST AND EXPENSE

Whenever in these General Conditions the Contractor is required to bear a cost “at it’s expense”, “at it’s cost” or similar phrases, such costs and expenses shall be reimbursable as Cost of the Work to the extent permitted by the provisions of Article 7 of the Agreement and not excluded by the provisions of Article 8 of the Agreement.

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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§ 1.2 CORRELATION AND INTENT OF THE CONTRACT DOCUMENTS

§ 1.2.1 The intent of the Contract Documents is to include all items necessary for the proper execution and completion of the Work by the Contractor. The Contract Documents are complementary, and what is required by one shall be as binding as if required by all; performance by the Contractor shall be required only to the extent consistent with the Contract Documents and reasonably inferable from them as being necessary to produce the intended results.

§ 1.2.2 Organization of the Specifications into divisions, sections and articles, and arrangement of Drawings shall not control the Contractor in dividing the Work among Subcontractors or in establishing the extent of Work to be performed by any trade. In general, the Drawings shall be considered as establishing location, quantity and relationship of materials and the Specifications shall be considered as defining type and quality of materials and workmanship requirements. In the event of an inconsistency between the Drawings and Specifications regarding quality or quantity, the quality or quantity shall be determined by reviewing the intent of the Contract Documents as a whole.

§ 1.2.3 Unless otherwise stated in the Contract Documents, words which have well-known technical or construction industry meanings are used in the Contract Documents in accordance with such recognized meanings.

§ 1.2.4 The Contractor shall not commence the Work, or thereafter perform any Change Order Work, without prior written instructions from the Owner or its authorized representative. Drawings are, in general, drawn to scale, and are of necessity diagrammatic; symbols are used to indicate materials and structural, mechanical and electrical control requirements. The Contractor acknowledges that it is not possible to indicate all connections, fittings, fastenings, etc. which are required to be furnished for the proper execution of the Work and which are reasonably inferred from the Drawings. Any connections, fittings, fastenings, etc. required to be furnished for the proper execution of the Work and which are reasonably inferred shall be provided by the Contractor at no increase to the Contract Sum using industry standards and good construction practice as a basis for making such inference. Connections, fittings, fastenings, etc. included in the Contract Documents shall be furnished by Contractor as part of the Contract Sum. In addition, all Work and services performed by the Contractor shall conform to CGMP standards mandated by the Food and Drug Administration (and similar European and Japanese standards)and all other federal, state and local laws, ordinances, orders, rules, codes and regulations bearing on the performance of the Work (“Applicable Laws”).

§ 1.2.5 It is Contractor’s responsibility to request from the Architect any and all required clarifications of all questions which may have arisen or may arise as to intent of the Contract Documents. The Architect shall issue clarifications to the Contractor only after written approval thereof by the Owner. Should the Contractor have failed to request such clarification, in accordance with the standards described in Section 3.2.1 below, then the Owner or Architect (after consultation with the Owner) shall direct that the Work proceed by any method indicated, specified or required by the Contract Documents in the interest of maintaining the best construction practice, and such direction by the Owner or Architect shall not constitute the basis for a claim for extra costs or time by the Contractor. Notwithstanding the foregoing, even if the Contractor fails to request a clarification in a timely manner, and the issue involves an omission of an item in the Contract Documents, the Contractor shall not be responsible for the costs associated with providing such item (unless such item or assembly is required for the proper performance of the building system or component of which it is a part), but will be responsible for the incremental costs incurred as a result of the delay in reporting such omission.

§ 1.2.6 The Contractor shall verify all dimensions prior to execution of any particular phase of the Work. Whenever inaccuracies or discrepancies are found, the Contractor shall consult the Architect prior to any construction or demolition. Should any dimensions be missing, the Architect will be consulted and, after consultation with the Owner, will supply such dimensions prior to execution of the Work. Dimensions for items to be fitted into constructed conditions at the job will be taken at the job. Whenever a stock size manufactured item or piece of equipment is specified by its nominal size, the actual space requirements for setting or entrance to the setting space shall be determined by the Contractor and communicated in writing to the Architect prior to construction thereof. No extra costs will be allowed by reason of Work requiring adjustments in order to accommodate the particular item of equipment.

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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§ 1.2.7 Contractor shall follow the reference standards and reference specifications indicated in the Contract Documents. The applicable reference standard or reference specification shall be the most recent issue thereof as of the date of the specification or drawing in which such reference standard or reference specification is indicated, prior to the Contract signing date unless another issue is specifically indicated in such specification or drawing. Upon request, the Contractor shall make available at the Contractor’s main office or at the Project site copies of all applicable reference standards and reference specifications for the use of the Architect and the Owner.

§ 1.2.8 The Contractor represents and warrants that all of the design elements in the Project which are not functionally required, and which were designed by, under or through the Contractor, are either (i) in the public domain and not subject to a copyright or other intellectual property claim by another person or entity, or (ii) are the Contractor’s independent creation, or (iii) fully within the scope of an applicable license procured by the Contractor, which shall remain in full force and effect while any portion of the Project is standing. This representation and warranty shall, notwithstanding the applicable statute of limitations, survive until the Project is destroyed, demolished or otherwise removed. If the Contractor’s representation and warranty proves false or inaccurate in any material manner, the Contractor shall defend, indemnify and hold harmless the Owner, any successor-in-interest to the Owner and any successor in title from any loss or expense (including attorneys’ fees and other court costs) resulting therefrom. This indemnification shall be in addition to all other remedies afforded the Owner under this Agreement, by law or in equity and shall survive termination or expiration of this Agreement.

§ 1.3 CAPITALIZATION

§ 1.3.1 Terms capitalized in these General Conditions include those which are (1) specifically defined, (2) the titles of numbered articles or (3) the titles of other documents published by the American Institute of Architects.

§ 1.4 INTERPRETATION

§ 1.4.1 In the interest of brevity the Contract Documents frequently omit modifying words such as “all” and “any” and articles such as “the” and “an,” but the fact that a modifier or an article is absent from one statement and appears in another is not intended to affect the interpretation of either statement.

§ 1.5 EXECUTION OF CONTRACT DOCUMENTS

§ 1.5.1 The Contract Documents shall be signed by the Owner and Contractor. If either the Owner or Contractor or both do not sign all the Contract Documents, the Architect shall identify such unsigned Documents upon request.

§ 1.5.2 Execution of the Contract by the Contractor is a representation that the Contractor has carefully reviewed all of the Contract Documents, visited the Site, become familiar with local conditions under which the Work is to be performed (including, without limitation, the location, condition, layout and nature of the Site and surrounding areas, generally prevailing climatic conditions, anticipated labor supply and costs, availability and costs of materials, tools and equipment) and correlated personal observations with requirements of the Contract Documents. The Contractor represents that it has had the opportunity to obtain any and all clarifications necessary to understanding the Work to be performed and to establish the Contract Sum and Project Schedule.

§ 1.6 OWNERSHIP AND USE OF DRAWINGS, SPECIFICATIONS AND OTHER INSTRUMENTS OF SERVICE

(Paragraphs deleted)

§ 1.6.1 The Drawings, Specifications and other documents, including those in electronic form, prepared by the Architect and the Architect’s consultants, as well as all documents, reports and other information prepared by the Contractor and those within its control, are and shall remain the property of the Owner. They shall not be used on any other project without the prior written consent of the Owner. The Contractor and Subcontractors may retain one record set; all other copies shall be destroyed by the Contractor and Subcontractors after final completion of the Work and the Contractor shall provide to the Owner certifications from the Contractor and all Subcontractors regarding such destruction.

ARTICLE 2  OWNER

§ 2.1 GENERAL

§ 2.1.1 The Owner is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The Owner has designated David Zaccardelli as its representative, who shall have express authority to bind the Owner with respect to all matters requiring the Owner’s approval or authorization, except as otherwise provided in a written notice to the Contractor. Except as otherwise provided in Section 4.2.1, the Architect does not have such authority. The term “Owner” means the Owner or the Owner’s authorized representative.

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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§ 2.1.2 The Owner shall furnish to the Contractor within fifteen days after receipt of a written request, information necessary and relevant for the Contractor to evaluate, give notice of or enforce mechanic’s lien rights. Such information shall include a correct statement of the record legal title to the property on which the Project is located, usually referred to as the “Site”, and the Owner’s interest therein.

§ 2.2 INFORMATION AND SERVICES REQUIRED OF THE OWNER

(Paragraph deleted)

§ 2.2.1 The Owner shall secure and pay for the Building Permit. The Contractor shall provide and pay for all other necessary permits and fees, including all temporary and final certificates of occupancy.

§ 2.2.2 The Owner shall furnish surveys or other information describing physical characteristics, legal limitations and utility locations for the Site, and shall furnish or cause to be furnished to the Contractor a legal description of the Site.

(Paragraph deleted)

(Paragraphs deleted)

§ 2.2.3 Information or services under the Owner’s control shall be furnished by the Owner with reasonable promptness to avoid delay in the orderly progress of the Work.

§ 2.2.4 The Contractor will be furnished, free of charge, four (4) full size and one (1) half size sets of Drawings and one copy of the Project Manual, which contains the Specifications. It shall be the Contractor’s responsibility to provide as many additional copies of Drawings and Project Manuals as are reasonably necessary for execution of the Work.

§ 2.3 OWNER’S RIGHT TO STOP THE WORK

§ 2.3.1 If the Contractor fails to correct Work which is not in accordance with the requirements of the Contract Documents as required by Section 12.2 or fails to carry out Work in accordance with the Contract Documents in any material respect, the Owner may issue a written order to the Contractor to stop the Work, or any portion thereof, until the cause for such order has been eliminated; however, the right of the Owner to stop the Work shall not give rise to a duty on the part of the Owner to exercise this right for the benefit of the Contractor or any other person or entity. This right shall be in addition to, and not in restriction of, the Owner’s rights under Section Article 12.

§ 2.3.2 If, after consultation with the Architect, suspension of the Work is warranted by reason of unforeseen conditions, which may adversely affect the Work if such Work were continued, the Owner may suspend the Work by written notice to the Contractor. In such event, the Contract Time and/or the Contract Sum shall be adjusted accordingly. If the Contractor, in its reasonable judgment, believes that a suspension is warranted by reason of unforeseen circumstances, which may adversely affect the quality of the Work if the Work were continued, the Contractor shall immediately provide written notice to the Owner and Architect of such belief.

§ 2.4 OWNER’S RIGHT TO CARRY OUT THE WORK

§ 2.4.1 If the Contractor defaults or neglects to carry out the Work in accordance with the Contract Documents and fails within a seven-day period after receipt of written notice from the Owner to commence and continue correction of such default or neglect with diligence and promptness, the Owner may after such seven-day period, without prejudice to other remedies the Owner may have, correct such deficiencies. In such case an appropriate Change Order shall be issued deducting from payments then or thereafter due the Contractor the reasonable cost of correcting such deficiencies, including Owner’s expenses and compensation for the Architect’s additional services made necessary by such default, neglect or failure. If payments then or thereafter due the Contractor are not sufficient to cover such amounts, the Contractor shall pay the difference to the Owner.

ARTICLE 3  CONTRACTOR

§ 3.1 GENERAL

§ 3.1.1 The Contractor is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term “Contractor” means the Contractor or the Contractor’s authorized representative.

§ 3.1.2 The Contractor shall perform the Work in accordance with the Contract Documents and Applicable Laws.

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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§ 3.1.3 The Contractor shall not be relieved of obligations to perform the Work in accordance with the Contract Documents and Applicable Laws either by activities or duties of the Architect in the Architect’s administration of the Contract, or by tests, inspections or approvals required or performed by persons other than the Contractor.

§ 3.2 REVIEW OF CONTRACT DOCUMENTS AND FIELD CONDITIONS BY CONTRACTOR

(Paragraph deleted)

§ 3.2.1 The Contractor hereby specifically acknowledges and declares, based on the Standard of Care (defined below) that the Drawings, the Specifications, and all Addenda, are sufficient to enable the Contractor to construct the Work outlined therein and in accordance with Applicable Laws and otherwise fulfill its obligations hereunder. The Contractor represents that it has carefully examined all Contract Documents and acknowledges that the Contractor shall not be entitled to an extension of the Contract Time or an adjustment in the Contract Sum to the extent the Contract Documents contain inconsistencies, discrepancies or omissions of which the Contractor had knowledge, or which the Contractor should have had knowledge, based on the standard of care expected of national contractors performing pharmaceutical manufacturing and laboratory construction and involved in negotiations prior to construction but not performing full preconstruction services (the “Standard of Care”). The Contractor represents and warrants that the Contractor has examined the Site and is familiar with the conditions under which the Work is to be performed, including without limitation, the location, condition, layout and nature of the Site and surrounding areas, generally prevailing climactic conditions, anticipated labor supply and costs, availability and cost of materials, tools and equipment, restrictions set forth in the Contract Documents and other similar matters. The Owner acknowledges that the services to be provided by the Contractor shall not impose on the Contractor professional responsibilities, duties, services and activities for which the Owner has contracted with the Architect, nor shall the Contractor incur any liability for non-performance of such services by the Architect. The foregoing shall not relieve the Contractor from its obligations under the Contract Documents with respect to performance specifications.

§ 3.2.2 Any design errors or omissions noted by the Contractor shall be reported promptly to the Architect and the Owner, but it is recognized that the Contractor’s review is made in the Contractor’s capacity as a contractor and in accordance with the Standard of Care and not as a licensed design professional unless otherwise specifically provided in the Contract Documents. The Contractor is not required to ascertain that the Contract Documents are in accordance with applicable laws, statutes, ordinances, building codes, and rules and regulations, but any nonconformity discovered by or made known to the Contractor shall be reported promptly to the Architect and the Owner.

§ 3.2.3 If the Contractor believes that it is entitled under the terms of the Contract Documents to an adjustment in the Contract Sum or Contract Time because of clarifications or instructions issued by the Architect in response to the Contractor’s notices or requests for information pursuant to Sections 3.2.1 and 3.2.2, the Contractor shall make Claims as provided in Sections 4.3.6 and 4.3.7. If the Contractor fails to perform the obligations of Sections 3.2.1 and 3.2.2, the Contractor shall pay such costs and damages to the Owner as would have been avoided if the Contractor had performed such obligations. The Contractor shall not be liable to the Owner or Architect for damages resulting from errors, inconsistencies or omissions in the Contract Documents or for differences between field measurements or conditions and the Contract Documents unless the Contractor recognized (or should have recognized based on the Standard of Care) such error, inconsistency, omission or difference and failed to report it to the Architect.

§ 3.3 SUPERVISION AND CONSTRUCTION PROCEDURES

§ 3.3.1 The Contractor shall supervise and direct the Work, using the Contractor’s best skill and attention. The Contractor shall be solely responsible for and have control over construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Work under the Contract, unless the Contract Documents give other specific instructions concerning these matters. If the Contract Documents give specific instructions concerning construction means, methods, techniques, sequences or procedures, the Contractor shall evaluate the jobsite safety thereof and, except as stated below, shall be fully and solely responsible for the jobsite safety of such means, methods, techniques, sequences or procedures. If the Contractor determines that such means, methods, techniques, sequences or procedures may not be safe, the Contractor shall give timely written notice to the Owner and Architect and shall not proceed with that portion of the Work without further written instructions from the Architect. If the Contractor is then instructed to proceed with the required means, methods, techniques, sequences or procedures without acceptance of changes proposed by the Contractor, the Owner shall be solely responsible for any resulting loss or damage. The Contractor shall be responsible for and shall supervise, coordinate and direct the Work of all Subcontractors and Sub-subcontractors. The Contractor shall be solely responsible for laying out the Work.

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

User Notes:	(2083241502)

§ 3.3.2 The Contractor shall be responsible to the Owner for acts and omissions of the Contractor’s employees, Subcontractors and their agents and employees, and other persons or entities performing portions of the Work for or on behalf of the Contractor or any of its Subcontractors. For purposes of these General Conditions, “Subcontractors” shall mean all entitles, including but not limited to materialmen, suppliers and vendors, having a contract with the Contractor or an entity who has a contract with the Contractor. The Contractor shall not be responsible for the work of separate contractors, except as provided in Article 6 below.

§ 3.3.3 The Contractor shall be responsible for inspection of portions of Work already performed to determine that such portions are in proper condition to receive subsequent Work.

§ 3.4 LABOR AND MATERIALS

§ 3.4.1 Unless otherwise provided in the Contract Documents, the Contractor shall provide and pay for labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation, and other facilities and services necessary for proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated in the Work. Should the progress or conditions of the Work require work to be performed after regular hours, or should the Contractor elect to perform Work after regular working hours, in the absence of an acceleration of Contractor’s schedule specifically directed by Owner, the additional cost of performing such Work shall not cause an increase to the Contract Sum.

§ 3.4.2 The Contractor may make substitutions only with the consent of the Owner, after evaluation by the Architect and in accordance with a Change Order.

§ 3.4.3 The Contractor shall enforce strict discipline and good order among the Contractor’s employees and other persons carrying out the Contract. The Contractor shall not permit employment of unfit persons or persons not skilled in tasks assigned to them.

§ 3.4.4The Owner and the Architect, as the Owner may direct, will consider a formal request directed to the Architect for the substitution of products in place of those specified. Such request will only be considered pursuant to the conditions set forth in the Specifications. Upon the Architect’s review and recommendation, these substitutions will be submitted to the Owner for its written approval.

§ 3.4.4.1 No request for substitution for materials or equipment that has been specified or described in the Drawings or Specifications by using the name of a proprietary item or the name of a particular manufacturer, fabricator, supplier or distributor may be made by the Contractor, unless the proposed substitute for the named item is of like or better type, function, quality and design as the named item. The procedure for review of substitutions by the Architect and the Owner will be as set forth below.

§ 3.4.4.2 Materials and equipment specified by name or names of one or more manufacturers shall be used to establish the Contract Sum.

§ 3.4.4.3 The Contractor may offer as substitutions, materials and items of equipment of manufacturers other than those specified by submitting an itemized cost breakdown of the impact of such substitutions on the project cost and schedule. Proposed substitutions must be accompanied by full descriptive and technical data.

§ 3.4.4.4. Requests for review of substitute items of materials and equipment will not be accepted by the Architect or the Owner from anyone other than the Contractor. If the Contractor wishes to furnish or use a substitute item of material or equipment, for its convenience and not as a value engineering or other suggestion or recommendation, the Contractor shall make written application to the Architect and the Owner for acceptance thereof, certifying that the proposed substitute will perform adequately the functions called for by the specified design, be similar and of equal substance to that specified and be suited to the same use capable of performing the same function as that specified. The application will state whether or not acceptance of the substitute for use in the Work will require a change in the Contract Documents to adapt the design to the substitute and whether or not incorporation or use of the substitute in connection with the Work is subject to payment of any license fee or royalty. All variations of the proposed substitute from that specified shall be identified in the application and available maintenance, repair and replacement service will be included. The application will also contain an itemized statement of the cost and schedule impact that will result directly or indirectly from acceptance of such substitute, including costs of redesign

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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and claims of the other Contractors and Subcontractors affected by the resulting change, all of which shall be considered by the Architect and the Owner in evaluating the proposed substitute. The Architect and the Owner may require the Contractor to furnish, at the Contractor’s expense, additional data about the proposed substitute. The Owner and the Architect will be the sole judges of acceptability, and no substitute will be ordered or installed without the Owner’s prior written acceptance. The Owner may require the Contractor to furnish, at the Contractor’s expense, a special performance guarantee or other surety with respect to any substitute. By making requests for substitutions based on Subparagraph 3.4.4 above, the Contractor:

a)                     represents that it or its Subcontractor(s) has personally investigated the proposed substitute product and determined that it is equal or superior in all respects to that specified;

b)                    represents that it will provide the same warranty for the substitution as the original product specified;

c)                     certifies that the cost and schedule data presented is complete and includes all related costs and schedule adjustments under the Contract Documents, but excludes costs under separate contracts, and excludes the Architect’s or Engineer’s redesign costs, and waives all claims for additional costs and schedule adjustments related to the substitution which subsequently become apparent; and

d)                    agrees to coordinate the installation of the accepted substitute making such changes as may be required for the Work to be complete in all respects.

§ 3.4.4.5. All of the Architect’s redesign costs incurred by reason of an approved substitution shall be deducted from the Contract Sum and paid by the Owner to the Architect. Value engineering credits against the Contract Sum shall be net of additional Architect’s fees and costs in connection therewith.

§ 3.4.4.6 Copies of Material Safety Data Sheets (MSDS) for all applicable products shall be kept on site and current in accordance with OSHA regulations and will be provided to the Owner as part of the operation and maintenance manuals

§ 3.4.5 With respect to value engineering suggestions made or evaluated by the Contractor, the Owner acknowledges that the Contractor is not acting in the capacity of a design professional. Notwithstanding anything contained in the Contract to the contrary, any recommended solutions proposed by the Contractor to value engineering discussions or RFIs are merely suggestions for the Owner and the Architect to consider. By accepting such suggestions, the Owner accepts full responsibility for the impact of such suggestions on the Project and will cause the Architect to perform such redesign as necessary to incorporate such suggestions into the Contract Documents.

§ 3.4.6 Prior to the execution of the Agreement, and prior to commencement of the Work, Contractor shall provide the Owner and Architect, as the Owner may direct, with a list of the names of the proprietary or selected manufacturers providing products under each section of the Specifications, and the names of the installing Subcontractors where applicable. The Owner will reply in writing within ten (10) working days to the Contractor stating whether the Owner or the Architect, after due investigation, has reasonable objection to any such proposal. If the names of any proposed manufacturer or installer is not available, the Architect may state that action on missing items will be deferred until the Contractor provides the missing names. Failure to object to a manufacturer shall not constitute a waiver of any of the requirements of the Contract Documents, and all products furnished by the listed manufacturer must conform to such requirements.

§ 3.5 WARRANTY

§ 3.5.1 The Contractor warrants to the Owner and Architect that materials and equipment furnished under the Contract will be of good quality and new unless otherwise required or permitted by the Contract Documents, that the Work will be free from defects not inherent in the quality required or permitted, and that the Work will conform to the requirements of the Contract Documents. Work not conforming to these requirements, including substitutions not properly approved and authorized, may be considered defective. The Contractor’s warranty excludes remedy for damage or defect caused by abuse, modifications not executed by the Contractor, improper or insufficient maintenance, improper operation, or normal wear and tear and normal usage. If required by the Architect, the Contractor shall furnish satisfactory evidence as to the kind and quality of materials and equipment.

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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§ 3.5.2 The Contractor agrees to assign to the Owner at the time of Substantial Completion of the Work any and all manufacturer’s warranties relating to materials and labor used in the Work. In connection therewith, the Contractor further agrees to perform the Work in such manner consistent with and so as to preserve any and all manufacturers warranties. All manufacturer’s warranties shall be endorsed to provide that the warranty shall recommence and be reinstated in full in connection with, and on completion of, any corrective work required in connection with any item covered by such warranty; provided, however, that the total warranty period shall not extend beyond the original warranty period plus six (6) months. Such corrective work shall be completed in accordance with the requirements of any and all applicable manufacturers’ warranties.

§ 3.6 TAXES

§ 3.6.1 The Contractor shall pay sales, consumer, use and similar taxes for the Work provided by the Contractor. To the extent the Contractor is required to pay sales, consumer, use and similar taxes (other than taxes on the income of the Contractor or its Subcontractors) that were not legally enacted as of the date of the Agreement (whether or not yet effective or merely scheduled to go into effect), the Contractor shall be entitled to an increase in the Contract Sum equal to the amount of such additional taxes (without markup for overhead or profit).

§ 3.7 PERMITS, FEES AND NOTICES

§ 3.7.1 The Contractor shall give notices required by Applicable Laws.

(Paragraph deleted)

(Paragraph deleted)

§ 3.7.2 It is not the Contractor’s responsibility to ascertain that the Contract Documents are in accordance with Applicable Laws. However, if the Contractor observes that portions of the Contract Documents are at variance therewith, the Contractor shall promptly notify the Architect and Owner in writing, and necessary changes shall be accomplished by appropriate Modification.

§ 3.7.3 If the Contractor performs Work knowing it to be contrary to Applicable Laws (or which it should have known was contrary to Applicable Laws based on the Standard of Care) without such notice to the Architect and Owner, the Contractor shall assume appropriate responsibility for such Work and shall bear the costs attributable to correction. Additionally, the Owner has furnished to the Contractor information as to the applicable zoning, set back or other locational requirements applicable to the Work (as set forth in the Exhibits to the Agreement), and the Contractor shall not violate such requirements during the performance of the Work. The Contractor shall advise the Owner and the Architect of any changes in Applicable Laws of which it becomes aware.

§ 3.8 ALLOWANCES

(Paragraph deleted)

§ 3.8.1 The Contractor has included in the Contract Sum the allowances set forth on Exhibit D.

§ 3.8.2 Unless otherwise provided in the Contract Documents:

.1                     allowances shall cover the cost to the Contractor of materials and equipment delivered at the Site and all required taxes, less applicable trade discounts;

.2                     Contractor’s costs for unloading and handling at the Site, labor, installation costs, overhead, profit and other expenses contemplated for stated allowance amounts shall be included in the Contract Sum but not in the allowances;

.3                     whenever costs are more than or less than allowances, the Contract Sum shall be adjusted accordingly by Change Order. The amount of the Change Order shall reflect (1) the difference between actual costs and the allowances under Section 3.8.2.1 and (2) the Contractor shall not receive an adjustment to profit or overhead on account of increases or decreases in the amount of allowances.

§ 3.8.3 Materials and equipment under an allowance shall be selected by the Owner in sufficient time to avoid delay in the Work. The Contractor shall not commence any Work involving allowances (i) until the Owner is furnished with all pricing data requested, and (ii) when authorized by the Owner in writing.

§ 3.9 SUPERINTENDENT

§ 3.9.1 The Contractor shall employ a competent Project Manager, superintendent and necessary assistants who shall be in attendance at the Project Site during performance of the Work. The Project Manager shall represent the Contractor, and communications given to the Project Manager shall be as binding as if given to the Contractor. Important communications shall be confirmed in writing. Other communications shall be similarly confirmed on written request in each case.

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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§ 3.10 CONTRACTOR’S CONSTRUCTION SCHEDULES

(Paragraph deleted)

§ 3.10.1 The Project Schedule is attached to the Agreement as Exhibit I. The Project Schedule shall be revised at appropriate intervals as required by the conditions of the Work and Project, shall be related to the entire Project to the extent required by the Contract Documents, and shall provide for expeditious and practicable execution of the Work. No revision of the Project Schedule shall be effective unless agreed to in writing by the Owner and the Contractor. The Project Schedule shall be updated monthly and included with the Contractor’s Application for Payment for review and approval by the Owner. If the Project Schedule is not updated monthly, the Owner, in its sole discretion, may delay payment of Contractor’s Application for Payment until a revised Project Schedule is provided. The Project Schedule shall contain the dates that are critical in ensuring the timely and orderly completion of the Work in accordance with the requirements of the Contract Documents. The date of Substantial Completion of the Work shown on the Project Schedule shall not be exceeded, except to the extent said date may be extended pursuant to the provisions of the Contract Documents. In addition to the Project Schedule updates described herein, the Owner may also may require the Contractor to provide throughout the course of the Project two-week “look ahead” schedules in detail which is reasonably acceptable to the Owner.

§ 3.10.2 The Contractor shall prepare and keep current, for the Architect’s and Owner’s approval, a schedule of submittals which is coordinated with the Project Schedule Where a particular submittal is not set forth on the submittal schedule, the Architect shall have 14 days after receipt to review such submittal.

§ 3.10.3 The Contractor shall perform the Work in accordance with the most recent Project Schedule approved in writing by the Owner and the Contractor.

§ 3.10.4 If the Owner determines through reasonable evidence that the critical path of the Work is behind schedule, the Owner shall have the right, but not the obligation, to order the Contractor to take corrective measures necessary to expedite the progress of construction, including, without limitation, (i) working additional shifts or overtime, (ii) supplying additional manpower, equipment and/or facilities, or (iii) other similar measures (collectively “Extraordinary Measures”). The determination of whether the progress of the Work is behind schedule shall take into account any extensions of time to which the Contractor is entitled under Section 8.3.1 below. In no event shall the Owner have control over, charge of, or any responsibility for construction means, methods, techniques, sequences or procedures or for safety precautions and programs in connection with the Work. The Contractor shall not be entitled to an adjustment in the Contract Sum in connection with Extraordinary Measures, except to the extent they are required due to no fault of the Contractor, in which case Extraordinary Measures shall be reimbursed pursuant to Change Order.

§ 3.10.5 The Contractor shall prepare a monthly summary report in a form and of sufficient detail and character as approved by the Owner. The report shall specify whether the Project is on schedule and, if not, the reason therefor and the steps to be undertaken to bring the Project back to the original schedule.

.1             The Contractor shall also prepare a report not later than thirty (30) calendar days after the Contract is awarded which shall include a complete list of suppliers, items to be purchased from the suppliers or fabricators to be permanently incorporated into the Work, time required for fabrication and the scheduled delivery dates for each item. As soon as available, copies of purchase orders shall be furnished to the Owner.

.2             If requested by the Owner, the Contractor shall prepare a weekly report in a form and of sufficient detail and character as approved by the Owner. Accompanying the report shall be an updated current project schedule, the updated report herein above described, a listing and status of all change requests, bulletins, modifications, etc.

.3             The Contractor shall prepare such additional reports as any lender for the Project may reasonably request. The Contractor shall hold weekly progress meetings at the job site, or at such other time and frequency as are acceptable to the Owner. Progress of the Work shall be reported in detail with reference to construction schedules. Each interested Subcontractor shall have present a competent representative to report on the status and condition of its work and to receive information.

.4             Contractor shall prepare and submit a CPM Arrow Diagram Network schedule to the Owner within thirty (30) calendar days of the award of the Contract. The CPM schedule shall contain starting and completion dates for all phases of the Work including, but not limited to, major work items by floor level, shop

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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drawing submittal and approval dates, roughing-in dates, and equipment and material delivery dates. The schedule shall be reviewed at the weekly construction meetings to be held at the job site. Notwithstanding the foregoing, Owner reserves the right to require Contractor to update the schedule as often as the Owner deems reasonably necessary. A copy of the schedule shall be maintained at all times on the job site, and revised and updated copies shall be provided to the Owner, if required. The progress schedule and revisions thereof prepared by the Contractor shall be furnished to the Owner and the Architect for informational purposes only. Any revisions to the schedule shall be accompanied by a written explanation of the reasons for such revisions. Failure of the Contractor to deliver an initial schedule within the time specified above or to deliver timely updates of such schedule upon request by Owner, as provided for above, may be grounds for the Owner to withhold progress payments for the Work completed until such time as the schedules are delivered to the Owner.

§ 3.10.6 In the implementation of the Critical Path Method (CPM) of scheduling, the following conditions and interpretations shall apply:

.1             The schedule shall contain a level of detail and identification of individual trades acceptable to Owner and shall include milestones agreed to by Owner and Contractor (individually, a “Milestone” and collectively “Milestones”).

.2             If, subsequent to the approval of the initial detailed construction schedule, Contractor desires to change its plan of construction, it shall submit the requested revisions to the Owner for approval.

.3             When the Owner orders changes to the Contract which have the potential to impact the substantial completion date, a schedule will be prepared by the Contractor and provided to the Owner for approval. Change order logic will affect only those activities and performance dates directly concerned with such changes. Adjustments in the scheduled substantial completion date proposed by Contractor due to changes in the Work will be considered only to the extent that such changes impact actual completion as indicated in the latest edition of the schedule prior to such change being proposed.

.4             Any change to the approved detailed construction schedule and completion date must be approved in writing by the Owner. All requests for adjustment to the completion date due to changes must accompany the change proposal.

.5             If the detailed construction schedule demonstrates, in the Owner’s reasonable opinion, that the Contractor is anticipated to miss a scheduled Milestone by more than fourteen (14) days due to events within the Contractor’s control, Contractor shall accelerate the Work at the Owner’s direction until such time as it is apparent, in the Owner’s opinion that the next Milestone will be achieved in accordance with the schedule.

.6             Float or slack time is defined as the amount of time between the earliest start date and the latest start date or between the earliest finish date and the latest finish date of a chain of activities in the network analysis. Float or slack time shall be available to the Contractor for its use, subject to the further provisions of this section. The Contractor acknowledges and agrees that actual delays affecting paths of activities will not entitle the Contractor to a time extension unless the Contractor demonstrates that such delays adversely impact the critical path of the Work. Notwithstanding the foregoing, the Contractor waives the right to assert a Claim against the Owner in the event that the Contractor is unable to achieve Substantial Completion of the Work before the scheduled date of Substantial Completion, regardless of the reason for the Contractor’s failure, including, but not limited to, acts or omissions of the Owner or those within its control.

§ 3.10.7 The Owner may engage a consultant to prepare and update, on a monthly basis, a schedule and cost monitoring procedure for its own purposes. The Contractor shall cooperate with the Owner’s consultants in providing additional data and information necessary for updating the Owner’s schedule and cost monitoring system on a monthly basis or as may be required by the condition of the Work.

§ 3.10.8 In the event that the Contractor or any of its Subcontractors on their own initiative accelerates or otherwise changes the sequence or duration of any of the construction activities from such sequences or durations as indicated on the Construction Schedule established at the commencement of the Work, the Owner, unless agreed in writing otherwise, will not be liable for any claims for any direct costs, delay costs or extension of time or any other costs which may result from such actions by the Contractor or its Subcontractors. Any acceleration of the Work in part or

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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in total for which the Contractor requires a change in any of the conditions of this Contract will not be given consideration by the Owner without the Owner’s prior specific approval in writing of such acceleration.

§ 3.11 DOCUMENTS AND SAMPLES AT THE SITE

§ 3.11.1 The Contractor shall maintain at the Site for the Owner one complete record copy of the Drawings, Specifications, Addenda, Change Orders and other Modifications, in good order, legible and marked currently to record field changes, revisions and additions thereto approved by the Architect and selections made during construction (“Redline Record Drawings”), and one record copy of approved Shop Drawings, Product Data, Samples and similar required submittals. Redline Record Drawings shall include all architectural and structural changes; plumbing, heating, ventilating, air conditioning, and electrical work changes; and changes to grades, utilities and all other Work as well as Work required by Change Orders. If any Work is performed otherwise than as shown in such final Drawings or such changes, revisions or additions, the Contractor shall clearly define on such Drawings the Work as so installed. These shall be available to the Owner and the Architect and shall be delivered to the Owner as a condition to final completion of the Work.

§ 3.12 SHOP DRAWINGS, PRODUCT DATA AND SAMPLES

§ 3.12.1 Shop Drawings are drawings, diagrams, schedules and other data specially prepared for the Work by the Contractor or a Subcontractor, Sub-subcontractor, manufacturer, supplier or distributor to illustrate some portion of the Work.

§ 3.12.2 Product Data are illustrations, standard schedules, performance charts, instructions, brochures, diagrams and other information furnished by the Contractor to illustrate materials or equipment for some portion of the Work.

§ 3.12.3 Samples are physical examples which illustrate materials, equipment or workmanship and establish standards by which the Work will be judged.

§ 3.12.4 Shop Drawings, Product Data, Samples and similar submittals are not Contract Documents. The purpose of their submittal is to demonstrate for those portions of the Work for which submittals are required by the Contract Documents the way by which the Contractor proposes to conform to the information given and the design concept expressed in the Contract Documents. Review by the Architect is subject to the limitations of Section 4.2.7. Informational submittals upon which the Architect is not expected to take responsive action may be so identified in the Contract Documents. Submittals which are not required by the Contract Documents may be returned by the Architect without action. All shop drawings shall (i) comply with performance specifications and other criteria established by the Contract Documents; (ii) comply with all Applicable Laws; and (iii) permit the Work, when completed, to perform as indicated by the Contract Documents. Shop drawings shall be modified at no cost to the Owner as necessary to obtain any permits or approvals and as required to comply with any requirement of the Contract Documents.

§ 3.12.5 The Contractor shall review for compliance with the Contract Documents, approve and submit in writing to the Architect Shop Drawings, Product Data, Samples and similar submittals required by the Contract Documents in accordance with the approved submittal schedule, and otherwise with reasonable promptness and in such sequence as to cause no delay in the Work or in the activities of the Owner or of separate contractors. Submittals which are not marked as reviewed for compliance with the Contract Documents and approved by the Contractor may be returned by the Architect without action.

§ 3.12.6 By approving and submitting Shop Drawings, Product Data, Samples and similar submittals, the Contractor represents that the Contractor has determined and verified materials, field measurements and field construction criteria related thereto, or will do so, and has checked and coordinated the information contained within such submittals with the requirements of the Work and of the Contract Documents.

§ 3.12.7 The Contractor shall perform no portion of the Work for which the Contract Documents require submittal and review of Shop Drawings, Product Data, Samples or similar submittals until the respective submittal has been approved by the Architect.

§ 3.12.8 The Work shall be in accordance with approved submittals except that the Contractor shall not be relieved of responsibility for deviations from requirements of the Contract Documents by the Architect’s approval of Shop Drawings, Product Data, Samples or similar submittals unless the Contractor has specifically informed the Architect

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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and the Owner in writing of such deviation at the time of submittal and (1) the Architect and the Owner have given written approval to the specific deviation as a minor change in the Work, or (2) a Change Order or Construction Change Directive has been issued authorizing the deviation. The Contractor shall not be relieved of responsibility for errors or omissions in Shop Drawings, Product Data, Samples or similar submittals by the Architect’s approval thereof.

§ 3.12.9 The Contractor shall direct specific attention, in writing or on resubmitted Shop Drawings, Product Data, Samples or similar submittals, to revisions other than those requested by the Architect on previous submittals. In the absence of such written notice the Architect’s approval of a resubmission shall not apply to such revisions.

§ 3.12.10 The Contractor shall not be required to provide professional services which constitute the practice of architecture or engineering unless such services are specifically required by the Contract Documents for a portion of the Work or unless the Contractor needs to provide such services in order to carry out the Contractor’s responsibilities for construction means, methods, techniques, sequences and procedures. The Contractor shall not be required to provide professional services in violation of Applicable Laws. If professional design services or certifications by a design professional related to systems, materials or equipment are specifically required of the Contractor by the Contract Documents, the Owner and the Architect will specify all performance and design criteria that such services must satisfy. The Contractor shall cause such services or certifications to be provided by a properly licensed design professional, whose signature and seal shall appear on all drawings, calculations, specifications, certifications, Shop Drawings and other submittals prepared by such professional. Shop Drawings and other submittals related to the Work designed or certified by such professional, if prepared by others, shall bear such professional’s written approval when submitted to the Architect. The Owner and the Architect shall be entitled to rely upon the adequacy, accuracy and completeness of the services, certifications or approvals performed by such design professionals, provided the Owner and Architect have specified to the Contractor all performance and design criteria that such services must satisfy. Pursuant to this Section 3.12.10, the Architect will review, approve or take other appropriate action on submittals only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Contractor shall not be responsible for the adequacy of the performance or design criteria required by the Contract Documents.

§ 3.12.11 The Contractor shall not be relieved of responsibility for any deviation from the requirements of the Contract Documents by the Architect’s review and/or approval of Shop Drawings, Product Data or samples unless the Contractor has specifically informed the Architect in writing of such deviation at the time of submission and the Architect has indicated in writing as to the review and/or approval of such Shop Drawings, Product Data or samples relevant to the specific deviation. The Contractor shall not be relieved from responsibility for errors or omissions in the Shop Drawings, Product Data or samples by the Architect’s review and/or approval thereof.

§ 3.12.12 Shop drawings and other submittals shall be submitted for approval to the Architect with one copy to the Owner.

§ 3.12.13 The Contractor shall assemble for the Architect’s approval and transmittal to the Owner three (3) complete copies in loose leaf binders of all operating and maintenance data from all manufacturers whose equipment is installed in the Work. The Contractor shall also prepare a check list of schedules showing the type of lubricant to be used at each point of application, and the intervals between lubrication for each item of equipment.

§ 3.13 USE OF SITE

§ 3.13.1 The Contractor shall confine operations at the Site to areas permitted by Applicable Laws, permits and the Contract Documents and shall not unreasonably encumber the Site with materials or equipment.

§ 3.13.2 Only the materials and equipment which are to be used directly in the Work shall be brought to and stored on the Project site by the Contractor. Materials or equipment no longer required for the Work shall be promptly removed from the Project site. Protection of construction materials and equipment stored at the Project site from weather, theft, damage or all other adversity is solely the responsibility of the Contractor.

§ 3.14 CUTTING AND PATCHING

§ 3.14.1 The Contractor shall be responsible for cutting, fitting or patching required to complete the Work or to make its parts fit together properly.

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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§ 3.14.2 The Contractor shall not damage or endanger a portion of the Work or fully or partially completed construction of the Owner or separate contractors by cutting, patching or otherwise altering such construction, or by excavation. The Contractor shall not cut or otherwise alter such construction by the Owner or a separate contractor except with written consent of the Owner and of such separate contractor; such consent shall not be unreasonably withheld. The Contractor shall not unreasonably withhold from the Owner or a separate contractor the Contractor’s consent to cutting or otherwise altering the Work.

§ 3.14.3 The Contractor shall not cut or alter any completed or installed portion of the Work without the prior written approval of the Owner. Any request by the Contractor for such approval shall be in the form of a submission of Shop Drawings. The submission shall show the nature and extent of the cutting or alteration to be performed and the method of restoration of the cut or altered work so that the finished Work will comply in all respects with the Contract Documents. Such submission shall be accompanied by sufficient information to enable the Architect to determine if the proposed cutting or alteration (a) is necessary, (b) will not adversely affect the structural integrity or moisture resistance or watertight integrity of any element of the Project, (c) will not require modification of the Contract Documents or change in other items of the Work, (d) will not result in a cost disadvantage to the Owner, (e) will be protected by guarantees and warranties at least as stringent as those required in the Contract Documents for the Work affected and (f) will be in conformity with the intent of the Contract Documents.

§ 3.15 CLEANING UP

§ 3.15.1 The Contractor shall keep the premises and surrounding area free from accumulation of waste materials or rubbish caused by operations under the Contract. At completion of the Work, the Contractor shall remove from and about the Project waste materials, rubbish, the Contractor’s tools, construction equipment, machinery and surplus materials.

§ 3.15.2 If the Contractor fails to clean up as provided in the Contract Documents, the Owner may do so and the cost thereof shall be charged to the Contractor.

§ 3.15.3 The Contractor shall be responsible for replacing any damaged or broken glass at completion of the Work. After broken glass has been replaced, the Contractor shall remove all labels and wash and polish both sides of all glass.

§ 3.16 ACCESS TO WORK

§ 3.16.1 The Contractor shall provide the Owner and Architect access to the Work in preparation and progress wherever located.

§ 3.17 ROYALTIES, PATENTS AND COPYRIGHTS

§ 3.17.1 The Contractor shall pay all royalties and license fees. The Contractor shall defend suits or claims for infringement of copyrights and patent rights and shall hold the Owner and Architect harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer or manufacturers is required by the Contract Documents or where the copyright violations are contained in Drawings, Specifications or other documents prepared by the Owner or Architect. However, if the Contractor has reason to believe that the required design, process or product is an infringement of a copyright or a patent, the Contractor shall be responsible for such loss unless such information is promptly furnished to the Architect and the Owner.

§ 3.18 INDEMNIFICATION

(Paragraph deleted)

§ 3.18.1 Contractor hereby agrees, to the fullest extent permitted by law, to defend, with counsel reasonably acceptable to Owner (except to the extent the Owner or Contractor is not given the opportunity to review counsel by the insurance company assuming such defense), indemnify and hold harmless Owner, the Architect, the Owner’s Lender, and their respective owners, partners, members, managers, shareholders, affiliates, officers, directors, employees, trustees, agents, successors and assigns (each, an “Owner lndemnitee” and collectively, “Owner Indemnitees”) from and against any and all claims, damages, liabilities, losses, costs, expenses. proceedings (including any brought in or before any court. administrative body, arbitration panel or other tribunal), fines, penalties and expenses (including attorneys’ fees and disbursements), causes of action or the like (including claims relating to bodily injury (including mental injury or death), personal injury (including violation of civil rights, defamation, wrongful arrest and invasion of privacy), property damage (including loss of use or value) or theft, or damage to the environment, in each case in any way deriving from a claim made by a third

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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party (including any governmental or quasi-governmental party) against any Owner Indemnitee arising from or out of, or in connection with, or relating to (or alleged to arise from or out of, or in connection with, or to relate to) directly or indirectly, in whole or in part (i) the negligent acts or omissions of Contractor. its agents. subcontractors or suppliers or their respective owners, partners. members, managers, shareholders, affiliates, officers, directors, employees, trustees or agents (each, a “Contractor Party” and collectively, “Contractor Parties”) (ii) the Work, or any other work in or around the Site, except to the extent caused by or contributed to by such Owner Indemnitee, (iii) the breach of any covenant to be performed by Contractor hereunder (and, without limiting the foregoing, Contractor shall be liable to the Owner Indemnitees for any costs and expenses, including attorneys’ fees and expenses, incurred by any Owner Indemnitee in the enforcement of its rights under this Agreement. including a demand for indemnification hereunder) and (iv) a misrepresentation made by Contractor hereunder. This indemnity shall survive the expiration or termination of the Contract. The waiver of consequential damages set forth in Section 4.3.10 shall not apply to the indemnification obligations of the Contractor hereunder.

§ 3.18.2 The Contractor intends that the Owner Indemnitees (other than Owner) shall be third-party beneficiaries of this Agreement.

§ 3.18.3 The obligations of the Contractor under this Section 3.18 shall not extent to the liability of the Architect the Architect’s consultants and agents and employees of any of them arising out of (1) the preparation or approval of maps, drawings, opinions, reports, surveys, change orders, construction change directives, designs or specifications, or (2) the giving of or failure to give directions or instructions by the Architect, the Architect’s consultants and agents and employees of any of them, to the extent such giving or failure to give is the cause of the injury or damage.

§ 3.19 CONTRACTOR’S WORK FORCE

§ 3.19.1 The Contractor shall maintain on the Project at all times a sufficient work force to carry out its obligations in full in an efficient and timely manner. The Contractor shall employ only competent, skilled workmen who will work in harmony with other workmen.

§ 3.19.2 The Contractor shall not employ any labor or allocate any portions of the Work to any trade if such employment or allocation is expected to cause strikes, work stoppages, delays, suspension of the Work or other interference with the smooth progress of the Work.

§ 3.19.3 If the Work is to be performed by trade unions, the Contractor shall reconcile, without delay, damage or cost to the Owner and without recourse to the Owner, any conflict between the Contract Documents and any agreements or regulations of any kind at any time in force among members or councils which regulate or distinguish what activities shall not be included in the work of any particular trade.

§ 3.19.4 In case the progress of the Work is affected by any undue delay in furnishing or installing any items or materials or equipment required under the Contract Documents because of such conflict involving any such labor agreement or regulations, the Owner may require that other material or equipment of equal kind and quality be provided pursuant to a Change Order or Construction Change Directive.

§ 3.20 ACCESS TO THE WORK

§ 3.20.1 The Owner and the Architect shall at all times have access to the Work wherever it is being carried out for review of the Work as well as marketing activities of the Owner. The Contractor shall provide reasonable accommodations and safe facilities for such access and for observation at the Project site, at the place of manufacture or elsewhere.

§ 3.21 SIGNS

§ 3.21.1 No sign, sign trademark or other advertisement shall be displayed on or about the Project site without the prior written consent of the Owner, which shall be withheld, conditioned or delayed in the sole discretion of the Owner. If Owner consents to the hanging of any signs at the Project, Owner will designate an appropriate area for such signs. Notwithstanding the foregoing, under no circumstances will Contractor or any of its Subcontractors be permitted to hang or erect a sign on the building structure. At Owner’s sole direction and discretion, Contractor and/or its Subcontractors shall remove any signs from the Project.

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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§ 3.22 CONTRACTOR’S EXAMINATION OF SITE

§ 3.22.1 By executing their respective contracts, the Contractor and Subcontractors each represent that they have visited the Site, have made due allowance for reasonably apparent difficulties to be encountered, have compared Drawings and Specifications with existing conditions, and have informed themselves of all existing conditions, including work by others, if any, being performed.

§ 3.22.2 Failure to visit the site shall in no way relieve the Contractor or a Subcontractor from furnishing materials or equipment or performing work that may be required to complete the Work in accordance with Contract Documents without additional cost to Owner.

§ 3.23 SURVEYS, LINES AND LEVELS

(Paragraph deleted)

§ 3.23.1 Contractor shall establish all lines, grades, benchmarks and other information required for all of the Work executed under the Contract Documents. All grades shown on Drawings are believed to be correct but the Contractor shall verify them at the site and notify the Architect in writing of any discrepancies found before proceeding with the Work; Contractor shall check the drawings against such established lines and grades and notify the Architect in writing of any discrepancies found.

ARTICLE 4  ADMINISTRATION OF THE CONTRACT

§ 4.1 ARCHITECT

§ 4.1.1 The Architect is the person lawfully licensed to practice architecture or an entity lawfully practicing architecture identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term “Architect” means the Architect or the Architect’s authorized representative.

§ 4.1.2 Duties, responsibilities and limitations of authority of the Architect as set forth in the Contract Documents shall not be restricted, modified or extended without written consent of the Owner and Architect. Consent shall not be unreasonably withheld.

§ 4.1.3 If the employment of the Architect is terminated, the Owner shall employ a new Architect whose status under the Contract Documents shall be that of the former Architect.

§ 4.2 ARCHITECT’S ADMINISTRATION OF THE CONTRACT

§ 4.2.1 The Architect will provide administration of the Contract as described in the Contract Documents, and will be an Owner’s representative (1) during construction, (2) until final payment is due and (3) with the Owner’s concurrence, from time to time during the periods for correction of Work described in Section 12.2. The Architect will have authority to act on behalf of the Owner only to the extent provided in the Contract Documents, unless otherwise modified in writing in accordance with other provisions of the Contract. Notwithstanding the foregoing, the Owner’s representative may provide administration of the Contract in lieu of the Architect, to the extent such administration does not relate to professional design services. The Architect shall not exceed the authority vested in it in accordance with the Owner’s written instructions.

§ 4.2.2 The Architect, as a representative of the Owner, will visit the Site at intervals appropriate to the stage of the Contractor’s operations (1) to become generally familiar with and to keep the Owner informed about the progress and quality of the portion of the Work completed, (2) to endeavor to guard the Owner against defects and deficiencies in the Work, and (3) to determine in general if the Work is being performed in a manner indicating that the Work, when fully completed, will be in accordance with the Contract Documents. However, the Architect will not be required to make exhaustive or continuous on-Site inspections to check the quality or quantity of the Work. The Architect will neither have control over or charge of, nor be responsible for, the construction means, methods, techniques, sequences or procedures, or for the safety precautions and programs in connection with the Work, since these are solely the Contractor’s rights and responsibilities under the Contract Documents, except as provided in Section 3.3.1.

§ 4.2.3 The Architect will not be responsible for the Contractor’s failure to perform the Work in accordance with the requirements of the Contract Documents. The Architect will not have control over or charge of and will not be responsible for acts or omissions of the Contractor, Subcontractors, or their agents or employees, or any other persons or entities performing portions of the Work.

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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§ 4.2.4 Communications Facilitating Contract Administration. Communications by and with the Architect’s consultants shall be through the Architect. Communications by and with Subcontractors and material suppliers shall be through the Contractor. Communications by and with separate contractors shall be through the Owner.

§ 4.2.5 Based on the Architect’s evaluations of the Contractor’s Applications for Payment, the Architect will review and, upon the Owner’s request, may certify the amounts due the Contractor and may, at the Owner’s request, issue Certificates for Payment in such amounts. Such certifications shall be advisory only and shall not be binding on the Owner.

§ 4.2.6 The Architect will have authority to recommend to the Owner the rejection of Work that does not conform to the Contract Documents, and the cost for the repair or replacement of such Work shall be the sole responsibility of the Contractor. Whenever the Architect considers it necessary or advisable, the Architect may recommend to the Owner that there be inspection or testing of the Work in accordance with Sections 13.5.2 and 13.5.3, whether or not such Work is fabricated, installed or completed. However, no recommendation by the Architect, nor a decision made in good faith either to make or not make such recommendation shall give rise to a duty or responsibility of the Architect to the Contractor, Subcontractors, material and equipment suppliers, their agents or employees, or other persons or entities performing portions of the Work.

§ 4.2.7 The Architect will review and approve or take other appropriate action upon the Contractor’s submittals such as Shop Drawings, Product Data and Samples, but only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Architect’s action will be taken (a) in accordance with the submittal schedule agreed to among the Owner, the Architect and the Contract, or (b) if a submittal is not referred to in the submittal schedule, with such reasonable promptness as to cause no delay in the Work or in the activities of the Owner, Contractor or separate contractors while allowing sufficient time in the Architect’s professional judgment to permit adequate review. Review of such submittals is not conducted for the purpose of determining the accuracy and completeness of other details such as dimensions and quantities, or for substantiating instructions for installation or performance of equipment or systems, all of which remain the responsibility of the Contractor as required by the Contract Documents. The Architect’s review of the Contractor’s submittals shall not relieve the Contractor of the obligations under Sections 3.3, 3.5 and 3.12. The Architect’s review shall not constitute approval of safety precautions or, unless otherwise specifically stated by the Architect, of any construction means, methods, techniques, sequences or procedures. The Architect’s approval of a specific item shall not indicate approval of an assembly of which the item is a component.

§ 4.2.8 The Architect will assist the Contractor in the preparation of Change Orders and shall assist the Owner in the preparation of Construction Change Directives, and may authorize minor changes in the Work as provided in Section 7.4.

§ 4.2.9 The Architect and the Owner will conduct inspections to determine the date or dates of Substantial Completion and the date of final completion, and the Architect will receive and forward to the Owner, for the Owner’s review and records, written warranties and related documents required by the Contract and assembled by the Contractor, and the Architect will issue a final Certificate for Payment upon compliance with the requirements of the Contract Documents, which certificate shall be advisory only and not binding on the Owner.

§ 4.2.10 If the Owner and Architect agree, the Architect will provide one or more project representatives to assist in carrying out the Architect’s responsibilities at the Site. The duties, responsibilities and limitations of authority of such project representatives shall be as set forth in an exhibit to be incorporated in the Contract Documents.

§ 4.2.11 The Architect shall, upon the Owner’s request, advise the Owner regarding matters concerning performance of the Contractor under and requirements of, the Contract Documents on written request of the Owner. The Architect’s response to such requests will be made in writing within any time limits agreed upon or otherwise with reasonable promptness. If no agreement is made concerning the time within which interpretations required of the Architect shall be furnished in compliance with this Section 4.2, then delay shall not be recognized on account of failure by the Architect to furnish such interpretations until 15 days after written request is made for them.

§ 4.2.12 Interpretations and recommendations of the Architect will be consistent with the intent of and reasonably inferable from the Contract Documents and will be in writing or in the form of drawings. When making such

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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interpretations and recommendations, the Architect will not be liable for results of interpretations or recommendations so rendered in good faith.

§ 4.3 CLAIMS AND DISPUTES

§ 4.3.1 Definition. A Claim is a demand or assertion by the Contractor seeking, as a matter of right, adjustment or interpretation of Contract terms, payment of money, extension of time or other relief with respect to the terms of the Contract. Claims must be initiated by written notice. The responsibility to substantiate Claims shall rest with the Contractor.

§ 4.3.2 Time Limits on Claims. Except to the extent otherwise provided in the Contract Documents, Claims must be initiated within ten (10) days after occurrence of the event giving rise to such Claim or within ten (10) days after the Contractor first recognizes the condition giving rise to the Claim, whichever is later. Claims must be initiated by written notice to the Owner and the Architect.

§ 4.3.3 Continuing Contract Performance. Pending final resolution of a Claim except as otherwise agreed in writing or as provided in Section 9.7.1 and Article 14, the Contractor shall proceed diligently with performance of the Contract and the Owner shall continue to make payments not in dispute in accordance with the Contract Documents.

§ 4.3.4 Claims for Concealed or Unknown Conditions. Subject to the provisions of Sections 1.1.8 and 3.22, if conditions are encountered at the Site which are (1) subsurface or otherwise concealed physical conditions which differ materially from those indicated in the Contract Documents or (2) unknown physical conditions of an unusual nature, which differ materially from those ordinarily found to exist and generally recognized as inherent in construction activities of the character provided for in the Contract Documents, then notice by the observing party shall be given to the other party promptly before conditions are disturbed and in no event later than ten (10) days after first observance of the conditions. The Owner will promptly investigate such conditions and, if they differ materially and cause an increase or decrease in the Contractor’s cost of, or time required for, performance of any part of the Work, will recommend to the Owner an equitable adjustment in the Contract Sum or Contract Time, or both. If the Owner determines that the conditions at the Site are not materially different from those indicated in the Contract Documents and that no change in the terms of the Contract is justified, the Owner shall so notify the Contractor in writing, stating the reasons. Claims by either party in opposition to such determination must be made within 21 days after the Owner has given notice of the decision. If the conditions encountered are materially different, the Contract Sum and Contract Time shall be equitably adjusted, but if the Owner and Contractor cannot agree on an adjustment in the Contract Sum or Contract Time, the adjustment shall be subject to dispute resolution as provided in Section 4.4 below. If notice of such condition is not given with the ten (10) day period set forth above, any Claim relating thereto shall be waived.

§ 4.3.5 Claims for Additional Cost. If the Contractor wishes to make Claim for an increase in the Contract Sum, written notice as provided herein shall be given before proceeding to execute the Work. Prior notice is not required for Claims relating to an emergency endangering life or property arising under Section 10.6. Contractor shall have no claim against the Owner or the Project for additional compensation for services rendered or Work performed outside the scope of this Agreement unless it shall have advised the Owner before rendering such services or performing such Work that such construction is outside the scope of this Agreement and the Owner has authorized such services or Work in writing, in accordance with Article 7. The Owner may also require the approval of the Lender, if any, prior to authorizing Work outside the scope of this Agreement. The Contractor shall have no claim against the Owner or the Project for other relief unless notice of such claim has been given within fifteen (15) days after the date on which such claim arises.

§ 4.3.6 If the Contractor believes additional cost is involved for reasons including but not limited to (1) a written interpretation from the Architect, (2) an order by the Owner to stop the Work where the Contractor was not at fault, (3) a written order for a minor change in the Work issued by the Architect, (4) failure of payment of undisputed amounts by the Owner, (5) termination of the Contract by the Owner, (6) Owner’s suspension or (7) other reasonable grounds, Claim shall be filed in accordance with this Section 4.3.

§ 4.3.7 Claims for Additional Time

§ 4.3.7.1 If the Contractor wishes to make Claim for an increase in the Contract Time, written notice as provided herein shall be given. The Contractor’s Claim shall include an estimate of cost and of probable effect of delay on progress of the Work. In the case of a continuing delay only one Claim is necessary. Contractor shall have no claim

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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against the Owner or the Project for additional compensation for services rendered or Work performed outside the scope of the Contract Documents unless it shall have advised the Owner in writing before rendering such services or performing such Work that such construction is outside the scope of the Contract Documents and the Owner has authorized such services or Work in writing. The Owner may also require the approval of the Lender, if any, prior to authorizing Work outside the scope of the Contract Documents. The Contractor shall have no claim against the Owner or the Project for other relief unless written notice of such claim has been given within ten (10) days after the date on which such claim arises or such other time period as is specified elsewhere in the Contract Documents. Notwithstanding anything in the Contract Documents to the contrary, an extension of time shall be granted only to the extent the Contractor can demonstrate that the subject matter of the Claim will prevent the Contractor from achieving Substantial Completion of the Work within the Contract Time, as adjusted.

§ 4.3.7.2 If adverse weather conditions are the basis for a Claim for additional time, such Claim shall be documented by data substantiating that weather conditions were abnormal for the period of time, could not have been reasonably anticipated and had an adverse effect on the scheduled construction. Notwithstanding the foregoing, the Contractor acknowledges that the scheduled date of Substantial Completion set forth in the Project Schedule anticipates a certain number of lost days due to normal weather conditions. Only unusual or extreme weather conditions for the time of year will be considered as justification for an extension of time to achieve substantial completion of the Work or portions thereof. Extensions of time for weather delay will only be considered if such inclement weather exceeds the average of that recorded by the National Oceanic and Atmospheric Administration for the same month and closest recording location over the preceding ten (10) years.

§ 4.3.8 Injury or Damage to Person or Property. If either party to the Contract suffers injury or damage to person or property because of an act or omission of the other party, or of others for whose acts such party is legally responsible, written notice of such injury or damage, whether or not insured, shall be given to the other party within a reasonable time not exceeding ten (10) days after discovery. The notice shall provide sufficient detail to enable the other party to investigate the matter.

§ 4.3.9 If unit prices are stated in the Contract Documents or subsequently agreed upon, and if quantities originally contemplated are materially changed in a proposed Change Order or Construction Change Directive so that application of such unit prices to quantities of Work proposed will cause substantial inequity to the Owner or Contractor, the applicable unit prices shall be equitably adjusted.

§ 4.3.10 Claims for Consequential Damages. The Contractor and Owner waive Claims against each other for consequential damages arising out of or relating to this Contract.. This mutual waiver includes:

.1                     damages incurred by the Owner for rental expenses, for losses of use, income, profit, financing, business and reputation, and for loss of management or employee productivity or of the services of such persons; and

.2                     damages incurred by the Contractor for principal office expenses including the compensation of personnel stationed there, for losses of financing, business and reputation, and for loss of profit.

This mutual waiver is applicable, without limitation, to all consequential damages due to either party’s termination in accordance with Article 14. Nothing contained in this Section 4.3.10 shall be deemed to preclude an award of liquidated direct damages, when applicable, in accordance with the requirements of the Contract Documents. This waiver shall not apply to the extent any insurance policy required to be obtained and maintained by the Contractor or the Owner includes compensation for consequential damages, but only to the extent such compensation for consequential damages is actually paid by the applicable insurance company.

§ 4.4 RESOLUTION OF CLAIMS AND DISPUTES

(Paragraph deleted)

§ 4.4.1MEETING OF SENIOR STAFF. Within fifteen (15) days after the filing of a Claim by the Contractor, the Owner’s and Contractor’s senior staff member on Site shall meet to attempt to resolve such claim.

(Paragraph deleted)

§ 4.4.2 MEDIATION. If such Claim is not resolved by senior staff within thirty (30) days of the filing of the same, the claim shall be subject to nonbinding mediation at the election of the Owner pursuant to written notice to the Contractor. If the Owner elects nonbinding mediation, the Contractor and the Owner shall select a mutually acceptable mediator, and shall share the cost thereof. If the parties are unable to agree on the selection of a mediator, they shall utilize the American Arbitration Association’s mediation services. The mediator shall be given any written statement(s) of the parties and may review the Site and any relevant documentation. The mediator shall

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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call a meeting of the parties affected by such Claim within ten (10) business days after his/her appointment, which meeting shall be attended by senior non-Site representatives of the parties with authority to settle such Claim. During such ten (10) day period, the mediator may meet with the affected parties separately. No minutes shall be kept and the comments and/or findings of the mediator, together with any written statements prepared, shall be non-binding, confidential and without prejudice to the rights and remedies of any party. The entire mediation process shall be completed within twenty (20) business days of the date the mediator is selected, unless the parties agree otherwise in writing.

§ 4.4.3 LITIGATION OR ARBITRATION

(Paragraphs deleted)

§ 4.4.3.1 Any Claim arising out of or related to the Contract, except those waived as provided for in Sections 4.3.10, 9.10.4 and 9.10.5, shall, if mediation is unsuccessful, be subject to litigation or, at the sole election of the Owner, arbitration. If the Owner does not elect arbitration, such Claim shall be litigate in the appropriate courts of the State of North Carolina.

§ 4.4.3.2 Any arbitration shall be in accordance with the Construction Industry Arbitration Rules of the American Arbitration Association currently in effect. The demand for arbitration shall be filed in writing with the other party to the Contract and with the American Arbitration Association, and a copy shall be filed with the Architect.

§ 4.4.3.3 A demand for arbitration shall be made within thirty (30) days after the mediation process is complete, and in no event shall it be made after the date when institution of legal or equitable proceedings based on such Claim would be barred by the applicable statute of limitations.

§ 4.4.4.4 Any arbitration permitted hereunder may include, by consolidation or joinder or in any other manner, an additional person or entity not a party to this Agreement involved in the dispute to the extent such additional person or entity has consented to such consolidation or joinder pursuant to agreement or specifically with respect to such dispute. The Contractor shall include in its agreements with Subcontractors and others performing Work the joinder or consolidation requirement as aforesaid The foregoing agreement to arbitrate and other agreements to arbitrate with an additional person or entity duly consented to by parties to the Agreement shall be specifically enforceable under applicable law in any court having jurisdiction thereof.

§ 4.4.5.5 Claims and Timely Assertion of Claims. The party filing a notice of demand for arbitration or filing a complaint in litigation must assert in the demand all Claims then known to that party on which litigation or arbitration, as applicable, is permitted.

(Paragraphs deleted)

§ 4.4.6 The award rendered by the arbitrator or arbitrators, if applicable, shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.

ARTICLE 5  SUBCONTRACTORS

§ 5.1 DEFINITIONS

§ 5.1.1 A Subcontractor is a person or entity who has a direct contract with the Contractor to perform a portion of the Work at the Site or supply materials or equipment for the Project. The term “Subcontractor” is referred to throughout the Contract Documents as if singular in number and means a Subcontractor or an authorized representative of the Subcontractor. The term “Subcontractor” does not include a separate contractor or subcontractors of a separate contractor.

§ 5.1.2 A Sub-subcontractor is a person or entity who has a direct or indirect contract with a Subcontractor to perform a portion of the Work at the Site or supply materials or equipment for the Project. The term “Sub-subcontractor” is referred to throughout the Contract Documents as if singular in number and means a Sub-subcontractor or an authorized representative of the Sub-subcontractor.

§ 5.2 AWARD OF SUBCONTRACTS AND OTHER CONTRACTS FOR PORTIONS OF THE WORK

§ 5.2.1 As part of its bid to the Owner, the Contractor has furnished to the Owner the names of persons or bidders (including those who are to furnish materials or equipment fabricated to a special design) proposed for each principal portion of the Work.

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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§ 5.2.2 The Contractor shall not contract with a proposed person or entity to whom the Owner or Architect has made reasonable and timely objection. The Contractor shall not be required to contract with anyone to whom the Contractor has made reasonable objection.

(Paragraph deleted)

§ 5.2.3 Upon request of the Owner, Contractor shall make available to the Owner at the Contractor’s main office copies of all bids, proposals, or other information concerning the Subcontractors and material suppliers, including financial statements, which may be helpful to the Owner, or any person or entity providing financing on behalf of the Owner, in evaluating any of the Subcontractors proposed to perform any part of the Work. Contractor may also be required to make available to the Owner with respect to the proposed subcontractors and material suppliers such other proof of financial stability and experience, lists of completed projects and letters of reference as may be required by the Owner. Upon request of the Owner, Contractor shall submit for review its forms of subcontract and purchase order. Submission of the foregoing information and review by Owner shall not relieve Contractor from sole responsibility for all subcontractors and suppliers

§ 5.2.4 The Contractor shall not change a Subcontractor, person or entity previously selected if the Owner or Architect makes reasonable objection to such substitute. Owner may require the Contractor to change any Subcontractor previously approved and, if at such time the Contractor is not then in default hereunder, the Contract Sum or Contract Time, or both, shall be increased or decreased by the difference in cost and/or time occasioned by such change.

§ 5.3 SUBCONTRACTUAL RELATIONS

§ 5.3.1 By written agreement, the Contractor shall require each Subcontractor, to the extent of the Work to be performed by the Subcontractor, to be bound to the Contractor by terms of the Contract Documents, and to assume toward the Contractor all the obligations and responsibilities, including the responsibility for safety of the Subcontractor’s Work, which the Contractor, by these Documents, assumes toward the Owner and Architect. Each subcontract agreement shall preserve and protect the rights of the Owner and Architect under the Contract Documents with respect to the Work to be performed by the Subcontractor so that subcontracting thereof will not prejudice such rights, and shall allow to the Subcontractor, unless specifically provided otherwise in the subcontract agreement, the benefit of all rights, remedies and redress against the Contractor that the Contractor, by the Contract Documents, has against the Owner. The Contractor shall require each Subcontractor to enter into similar agreements with Sub-subcontractors. The Contractor shall make available to each proposed Subcontractor, prior to the execution of the subcontract agreement, copies of the Contract Documents to which the Subcontractor will be bound, and, upon written request of the Subcontractor, identify to the Subcontractor terms and conditions of the proposed subcontract agreement which may be at variance with the Contract Documents. Subcontractors will similarly make copies of applicable portions of such documents available to their respective proposed Sub-subcontractors. The Contractor shall furnish to the Owner copies of all subcontract agreements within ten (10) days of the execution thereof.

§ 5.3.2    Subject to the provisions of Section 3.10.4.1 above, every Subcontract shall:

.1                      require that such Work be performed in accordance with the requirements of the Contract Documents;

.2                     waive all rights the contracting parties may have against one another or that the Subcontractor may have against the Owner for damages caused by fire or other perils covered by the property insurance described in the Contract Documents;

.3                     require the Subcontractor to carry and maintain insurance required by the provisions of Exhibit F to the Agreement, and furnish all information required by the provisions of Exhibit F; and

.4                    require the Subcontractor to furnish the waivers of liens set forth in Exhibit E to the Agreement as well as such other documents as the Owner may reasonably request prior to receiving any payments for Work performed.

.5                    affirmatively state that the Contractor is not entitled to backcharge the Subcontractor for amounts owed to the Contractor on projects other than the Project.

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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§ 5.4 CONTINGENT ASSIGNMENT OF SUBCONTRACTS

§ 5.4.1 Each subcontract agreement for a portion of the Work is assigned by the Contractor to the Owner provided that:

.1                     assignment is effective only after termination of the Contract by the Owner pursuant to Section 14 and only for those subcontract agreements which the Owner accepts by notifying the Subcontractor and Contractor in writing; and

.2                     assignment is subject to the prior rights of the surety, if any, obligated under bond relating to the Contract.

§ 5.4.2 Upon such assignment, if the Work has been suspended for more than 30 days, the Subcontractor’s compensation shall be equitably adjusted for increases in direct, out-of-pocket cost resulting from the suspension.

ARTICLE 6  CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS

§ 6.1 OWNER’S RIGHT TO PERFORM CONSTRUCTION AND TO AWARD SEPARATE CONTRACTS

§ 6.1.1 The Owner reserves the right to perform construction or operations related to the Project with the Owner’s own forces, and to award separate contracts (“Separate Contracts”) in connection with other portions of the Project or other construction or operations on the Site under Conditions of the Contract identical or substantially similar to these including those portions related to insurance and waiver of subrogation. If the Contractor claims that delay or additional cost is involved because of such action by the Owner, the Contractor shall make such Claim as provided in Section 4.3.

(Paragraph deleted)

§ 6.1.2 A “Separate Contractor” is a contractor who enters into a Separate Contract with the Owner.

§ 6.1.3 The Contractor shall provide for organization, direction and coordination of the activities of the Owner’s own forces and of each Separate Contractor with the Work of the Contractor, who shall cooperate with them. The Owner will provide to the Contractor, when available, the names of Separate Contractors and their respective schedules.

§ 6.1.4 Unless otherwise provided in the Contract Documents, when the Owner performs construction or operations related to the Project with the Owner’s own forces, the Owner shall be deemed to be subject to the same obligations and to have the same rights which apply to the Contractor under the Conditions of the Contract, including, without excluding others, those stated in Article 3, this Article 6 and Articles 10, 11 and 12.

§ 6.2 MUTUAL RESPONSIBILITY

§ 6.2.1 The Contractor shall afford the Owner and Separate Contractors reasonable opportunity for introduction and storage of their materials and equipment and performance of their activities, and shall connect and coordinate the Contractor’s construction and operations with theirs as required by the Contract Documents.

§ 6.2.2 If part of the Contractor’s Work depends for proper execution or results upon construction or operations by the Owner or a Separate Contractor, the Contractor shall, prior to proceeding with that portion of the Work, promptly report to the Owner and the Architect apparent discrepancies or defects in such other construction that would render it unsuitable for such proper execution and results. Failure of the Contractor so to report shall constitute an acknowledgment that the Owner’s or Separate Contractor’s completed or partially completed construction is fit and proper to receive the Contractor’s Work, except as to defects not then reasonably discoverable.

§ 6.2.3 The Owner shall be reimbursed by the Contractor for costs incurred by the Owner which are payable to a Separate Contractor because of delays, improperly timed activities or defective construction of the Contractor. The Owner shall be responsible to the Contractor for costs incurred by the Contractor because of delays, improperly timed activities, damage to the Work or defective construction of a Separate Contractor.

§ 6.2.4 The Contractor shall promptly remedy damage wrongfully caused by the Contractor to completed or partially completed construction or to property of the Owner or Separate Contractors as provided in Section 10.2.5.

§ 6.2.5 The Owner and each Separate Contractor shall have the same responsibilities for cutting and patching as are described for the Contractor in Section 3.14.

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§ 6.3 OWNER’S RIGHT TO CLEAN UP

§ 6.3.1 If a dispute arises among the Contractor, separate contractors and the Owner as to the responsibility under their respective contracts for maintaining the premises and surrounding area free from waste materials and rubbish, the, after two (2) days written notice, the Owner may clean up and the Owner will allocate the cost among those responsible.

ARTICLE 7  CHANGES IN THE WORK

§ 7.1 GENERAL

§ 7.1.1 Changes in the Work may be accomplished after execution of the Contract, and without invalidating the Contract, by Change Order, Construction Change Directive or order for a minor change in the Work, subject to the limitations stated in this Article 7 and elsewhere in the Contract Documents. Unless otherwise agreed to in writing by the Owner, any adjustments to the Contract Time resulting from changes to the Contract Documents shall be agreed upon at the time of approval of each change request unless otherwise noted in the Change Order. Requests for changes to the Contract made by the Contractor will simultaneously include, if applicable, any request for change of the Contract Time to the extent that the delay time is known at the time of the request. If the delay time is not known at the time of the request, the Contractor shall furnish supplemental information as to the delay time within ten (10) days of the date when such information becomes known.

§ 7.1.2 A Change Order shall be based upon agreement among the Owner, Contractor and Architect; a Construction Change Directive requires agreement by the Owner and Architect and may or may not be agreed to by the Contractor; an order for a minor change in the Work may be issued by the Architect alone.

§ 7.1.3 Changes in the Work shall be performed under applicable provisions of the Contract Documents, and the Contractor shall proceed in accordance with the dates set forth in the applicable Change Order, Construction Change Directive or order for a minor change in the Work. Notwithstanding anything contained in the Contract Documents to the contrary, a change in the Contract Sum or the Contract Time shall be accomplished only by Change Order or Construction Change Directive.

§ 7.1.4 No course of conduct or dealing between the parties, no express or implied acceptance of alterations or additions to the Work and no claim that the Owner has been unjustly enriched by any alteration or addition to the Work, whether there is any unjust enrichment, shall be the basis of any claim for adjustment in compensation due the Contractor in connection with the Project or for adjustment in any time period provided for under the Contract. Moreover, the Contractor hereby waives and forfeits all claims that any work, services or other activities were performed pursuant to an oral contract or other oral agreement separate from the Contract.

§ 7.1.5 Agreement on any Change Order shall constitute a final settlement of all matters relating to the change in the Work which is the subject of the Change Order, including, but not limited to, all direct and indirect costs associated with such change and any and all adjustments to the Contract Sum and the Project Schedule. The Schedule of Values shall be modified accordingly for Work covered by Change Orders.

§ 7.1.6 No Change Order or Construction Change Directive shall be effective or binding on the Owner unless it is executed by the Owner.

§ 7.2 CHANGE ORDERS

§ 7.2.1 A Change Order is a written instrument prepared by the Architect or Contractor, or both and signed by the Owner, the Contractor and Architect, stating their agreement upon all of the following:

.1                     change in the Work;

.2                     the amount of the adjustment, if any, in the Contract Sum; and

.3                     the extent of the adjustment, if any, in the Contract Time.

§ 7.2.2 In all cases, regardless of the method used to determine the value of changes, the estimated or actual cost shall be submitted in detailed breakdown form, giving quantity and unit costs of each item, labor cost with hourly rates, allowable overhead and profit. No additional amount will be paid for submittal in this form for resubmittal should the breakdown be considered inadequate by the Architect.

§ 7.2.3 Time being of the essence in the performance of this Contract, any Work which is the subject of a change to this Contract will be proceeded with promptly upon receipt by the Contractor of a written instruction signed by

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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the Owner. Proceeding with such Work by the Contractor will not be delayed in the event of dispute between the Owner and the Contractor on the method of evaluating the change or on the amount of any adjustment to the Contract Sum or Contract Time.

§ 7.2.4 If the Contractor believes that it is entitled to additional payment, or to an extension of time, for performing Work ordered to be done, it shall notify the Owner in writing as provided in Article 4 before performing such Work.

§ 7.3 CONSTRUCTION CHANGE DIRECTIVES

§ 7.3.1 A Construction Change Directive is a written order prepared by the Architect and signed by the Owner, directing a change in the Work prior to agreement on adjustment, if any, in the Contract Sum or Contract Time, or both. The Owner may by Construction Change Directive, without invalidating the Contract, order changes in the Work within the general scope of the Contract consisting of additions, deletions or other revisions, the Contract Sum and Contract Time being adjusted accordingly.

§ 7.3.2 A Construction Change Directive shall be used in the absence of total agreement on the terms of a Change Order.

§ 7.3.3 If the Construction Change Directive provides for an adjustment to the Contract Sum, the adjustment shall be based on one of the following methods, at the election of the Owner in its sole discretion:

.1                    mutual acceptance of a lump sum properly itemized and supported by sufficient substantiating data to permit evaluation;

.2                     unit prices stated in the Contract Documents or subsequently agreed upon;

.3                     cost to be determined in a manner agreed upon by the parties and a mutually acceptable fixed or percentage fee; or

.4                     as provided in Section 7.3.6.

§ 7.3.4 Upon receipt of a Construction Change Directive, the Contractor shall promptly proceed with the change in the Work involved and advise the Owner of the Contractor’s agreement or disagreement with the method, if any, provided in the Construction Change Directive for determining the proposed adjustment in the Contract Sum or Contract Time.

§ 7.3.5 A Construction Change Directive signed by the Contractor indicates the agreement of the Contractor therewith, including adjustment in Contract Sum and Contract Time or the method for determining them. Such agreement shall be effective immediately and shall be recorded as a Change Order.

§ 7.3.6 If the Contractor does not respond promptly or disagrees with the method for adjustment in the Contract Sum, the method and the adjustment shall be determined by the Owner on the basis of reasonable expenditures and savings of those performing the Work attributable to the change, plus markups as set forth in Section 6.2 of the Agreement. In such case, and also under Section 7.3.3.3, the Contractor shall keep and present, in such form as the Architect may prescribe, an itemized accounting together with appropriate supporting data. Unless otherwise provided in the Contract Documents, costs for the purposes of this Section 7.3.6 shall be limited to the following:

.1                     costs of labor, including social security, old age and unemployment insurance, fringe benefits required by agreement or custom, and workers’ compensation insurance;

.2                     costs of materials, supplies and equipment, including cost of transportation, whether incorporated or consumed;

.3                     rental costs of machinery and equipment, exclusive of hand tools, whether rented from the Contractor or others;

.4                      costs of premiums for all bonds and insurance, permit fees, and sales, use or similar taxes related to the Work; and

.5                      additional costs of supervision and field office personnel directly attributable to the change.

§ 7.3.7 The amount of credit to be allowed by the Contractor to the Owner for a deletion or change which results in a net decrease in the Contract Sum shall be actual net cost as confirmed by the Architect. When both additions and credits covering related Work or substitutions are involved in a change, the allowance for overhead and profit shall be figured on the basis of net increase, if any, with respect to that change.

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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§ 7.3.8 Pending final determination of the total cost of a Construction Change Directive to the Owner, to the extent permitted by the Lender, amounts not in dispute for such changes in the Work shall be included in Applications for Payment accompanied by a Change Order indicating the parties’ agreement with part or all of such costs. For any portion of such cost that remains in dispute, the Contractor may file a Claim as provided in Article 4.

§ 7.3.9 When the Owner and Contractor agree in writing to adjustments in the Contract Sum and Contract Time such agreement shall be effective immediately and shall be recorded by preparation and execution of an appropriate Change Order.

§ 7.3.10 If the Change in the Work will result in an extension or contraction of the Contract Time or other dates of Substantial Completion, and the parties are unable to agree as to the number of days by which the time for performance will be extended or contracted, then the matter shall be submitted to the Architect for its advisory (i.e., non-binding) recommendation and the Owner’s decision, subject to dispute by the Contractor in accordance with the provisions of Article 4.

§ 7.4 FIELD CHANGES

§ 7.4.1 In order to deal with field conditions, to expedite the progress of the Work, to coordinate the Work among the various trades or otherwise for the mutual convenience of the Owner and the Contractor, the Architect may authorize or direct, by Field Change Order, minor departures from the scope of Work as defined in the Drawings and Specifications that do not result in any change in the Contract Sum, result in extension in the Contract Time, or give rise to any claim by the Contractor against the Owner. If the Contractor believes that a Field Change Order will extend the Contract Time or increase the Contract Sum, it shall notify the Owner in writing before proceeding with the Field Change Order.

§ 7.5 DETERMINATION OF COST

§ 7.5.1 Other than the markups provided for in the Agreement, the Contractor agrees that it shall not be entitled to any further markup for general conditions or fee on the basis of the number of changes initiated, the aggregate of the changes, or any similar claim. Each change order shall not contain any reservation of rights or residual claims to additional adjustments for time or price being preserved beyond the entitlements actually set forth in the change order.

(Paragraphs deleted)

ARTICLE 8  TIME

§ 8.1 DEFINITIONS

§ 8.1.1 Unless otherwise provided, Contract Time is the period of time, including authorized adjustments, allotted in the Contract Documents for Substantial Completion of the entire Work.

§ 8.1.2 The date of commencement of the Work is the date established in the Agreement.

§ 8.1.3 The date of Substantial Completion is the date certified by the Owner and the Architect in accordance with Section 9.8.

§ 8.1.4 The term “day” as used in the Contract Documents shall mean calendar day unless otherwise specifically defined.

§ 8.2 PROGRESS AND COMPLETION

§ 8.2.1 Time limits stated in the Contract Documents are of the essence of the Contract. By executing the Agreement the Contractor confirms that the Contract Time is a reasonable period for performing the Work.

§ 8.2.2 The Contractor shall not knowingly, except by agreement or instruction of the Owner in writing, prematurely commence operations on the Site or elsewhere prior to the effective date of insurance required by Exhibit F to be furnished by the Contractor and Owner, as applicable. The date of commencement of the Work shall not be changed by the effective date of such insurance. Unless the date of commencement is established by the Contract Documents or a notice to proceed given by the Owner, the Contractor shall notify the Owner in writing not less than five days or other agreed period before commencing the Work to permit the timely filing of mortgages, mechanic’s liens and other security interests.

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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§ 8.2.3 The Contractor shall proceed expeditiously with adequate forces and shall achieve Substantial Completion of the entire Work within the Contract Time and shall achieve Substantial Completion of designated portions of the Work by the dates set forth in the Project Schedule.

§ 8.3 DELAYS AND EXTENSIONS OF TIME

§ 8.3.1 If the Contractor is delayed at any time in the commencement or progress of the Work by an act or neglect of the Owner or Architect, or of an employee of either, or of a separate contractor employed by the Owner, or by changes ordered in the Work, or by Force Majeure (hereinafter defined) (collectively, “Excusable Delays”) then the Contract Time shall be extended by Change Order, subject to satisfaction of the conditions set forth in the other provisions of the Contract Documents relating to Claims.

§ 8.3.2 “Force Majeure” is defined as (1) extraordinary conditions of weather for the area and time of year, war or national conflicts or priorities arising therefrom, fires beyond the reasonable control of the Contractor, strikes or other labor disruptions not due to breach of applicable collective bargaining agreements or any other cause beyond Contractor’s reasonable control not the fault of the Owner or those within its control (but not including delays caused by Contractor, Subcontractors or other within Contractor’s control).

§ 8.3.3 Claims relating to time shall be made in accordance with applicable provisions of Section 4.3. In the case of a continuing delay only one Claim is necessary. The Contractor shall immediately take all steps reasonably possible to lessen the adverse impact of any delay.

§ 8.3.4 The Contractor shall not be entitled to any such extension of time for Excusable Delays unless Contractor notifies the Owner in writing within five (5) scheduled work days after discovery of each such Excusable Delay, together with essential supporting data, and thereafter promptly gives written notice of the cessation thereof. The Contractor shall not be entitled to recover from the Owner, and hereby waives, any and all claims against the Owner for, increased compensation or damages that the Contractor may suffer on account of any Excusable Delay, including increased compensation or damages for disruption, interference, acceleration or loss of efficiency or productivity. Notwithstanding the foregoing, (a) the Contractor is entitled to increased compensation due to Excusable Delays due to the act or neglect of the Owner or Architect equal to only the Contractor’s out-of-pocket expenses and incremental General Conditions Costs on account of the Excusable Delay; and (b) the Contractor is entitled to increased compensation due to Excusable Delays due to Force Majeure in excess of the first fifteen (15) days, in the aggregate, equal to only the Contractor’s out-of-pocket expenses and incremental General Conditions Costs on account of the Force Majeure delay, plus other costs, overhead and profit only to the extent paid under the Builder’s Risk insurance policy described in Exhibit F; to the extent such Builder’s Risk insurance policy compensates the Contractor for additional General Conditions Costs for delay, such delay shall not be counted against the fifteen (15) days set forth above. At the Owner’s option, the Contractor shall submit to the Owner a proposal to accelerate the Work to mitigate some or all of the Excusable Delay, which proposal, if accepted in writing, shall become the basis for a Change Order increasing the Contract Sum and increasing the Contract Time only by the amount of delay not mitigated by such acceleration.

§ 8.3.5 The provisions set forth in this Section 8.3 are the Contractor’s sole remedy in the event of Excusable Delay. In the event of concurrent delay, no additional compensation shall be paid.

§ 8.3.6 Claims not made within the time limit set forth above are hereby waived, except to the extent otherwise paid under the Builder’s Risk insurance policy.

§ 8.3.7 TIME IS OF THE ESSENCE OF THIS CONTRACT. Contractor agrees that the Work can be performed in the time agreed to herein. On a best efforts basis, estimating time for proposed Change Orders shall not exceed twenty (20) days from date of receipt of sufficient information and/or drawings with reference to such plans or Change Orders. Revisions to initial proposals are to be prepared with immediacy.

(Paragraph deleted)

ARTICLE 9  PAYMENTS AND COMPLETION

§ 9.1 CONTRACT SUM

§ 9.1.1 The Contract Sum is stated in the Agreement and, including authorized adjustments, is the total amount payable by the Owner to the Contractor for performance of the Work under the Contract Documents.

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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§ 9.2 SCHEDULE OF VALUES

§ 9.2.1 Before the first Application for Payment, the Contractor shall submit to the Owner and Architect a schedule of values allocated to various portions of the Work, prepared in such form and supported by such data to substantiate its accuracy as the Owner may require. This schedule, unless objected to by the Owner or Architect, shall be used only as a basis for reviewing the Contractor’s Applications for Payment where appropriate under the Contract Documents. The Contractor may adjust the schedule of values from time to time on the basis of modifications of subcontracts and allocations of estimates to actual costs, subject to the written approval of the Owner, not to be unreasonably withheld. The schedule of values and each Application for Payment shall list separately the Contractor’s general conditions costs and fee and all Change Orders issued by the Owner prior to the date of the particular Application for Payment (including as a single line item all of the costs of such Change Order). The schedule of values shall be prepared in such a manner that each item of Work and each subcontracted item of Work is shown as a single line item on AIA Documents G702/703, Application and Certificate for Payment, and Continuation Sheet.

§ 9.3 APPLICATIONS FOR PAYMENT

(Paragraph deleted)

§ 9.3.1 Each Application for Payment shall also include an affidavit or affirmation by the Contractor setting forth the following:

.1             A certification that all work for which payment is requested has been completed in accordance with the Contract Documents.

.2             The names and addresses of all Subcontractors and materialman.

.3                                      The contract amount of each such subcontract, the cost of materials acquired or to be acquired from such materialmen with whom the Contractor has contracted directly, and the amounts paid and owed to each such Subcontractor and materialmen.

.4             The contract amount of the Contractor’s contract with the Owner, including all adjustments.

.5             The amount paid by the Owner to the Contractor to the date of application.

.6             The amount of the current application.

.7             The balance due on the contract amount after such payment is made.

.8             The amount of money retained by the Owner and the amount of the work that has been completed.

§ 9.3.2 The Contractor will furnish with each Application for Payment evidence in the form of a list of disbursements and release of liens and claims (in the forms attached to the Agreement as Exhibit E) confirming that all amounts included in previous progress payments for which the Contractor has received payment for Work executed by Subcontractors (or for which the Contractor is obligated to pay Subcontractors but is not entitled to reimbursement by the Owner pursuant to the provisions of the Contract Documents) have been paid in full to such Subcontractors or have been withheld for a proper reason. Nothing contained in this provision shall place any additional responsibilities on the Owner or the Architect other than those indicated in other relevant provisions in this Contract.

§ 9.3.3 As provided in Section 7.3.8, such applications may include requests for payment on account of changes in the Work which have been properly authorized by Construction Change Directives, or by interim determinations of the Owner, but not yet included in Change Orders.

§ 9.3.4 Such applications may not include requests for payment for portions of the Work for which the Contractor does not intend to pay to a Subcontractor or material supplier, unless such Work has been performed by others whom the Contractor intends to pay.

§ 9.3.5 Payments shall be made on account of materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work. If approved in advance in writing by the Owner, payment may similarly be made for materials and equipment suitably stored off the site at a location agreed upon in writing. Payment for

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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materials and equipment stored on or off the site shall be conditioned upon compliance by the Contractor with procedures satisfactory to the Owner to establish the Owner’s title to such materials and equipment or otherwise protect the Owner’s interest, and shall include the costs of applicable insurance, storage and transportation to the site for such materials and equipment stored off the site.

§ 9.3.6 The Contractor warrants that title to all Work covered by an Application for Payment will pass to the Owner no later than the time of payment. The Contractor further warrants that upon submittal of an Application for Payment all Work for which Certificates for Payment have been previously issued and payments received from the Owner shall, to the best of the Contractor’s knowledge, information and belief, be free and clear of liens, claims, security interests or encumbrances in favor of the Contractor, Subcontractors, material suppliers, or other persons or entities making a claim by reason of having provided labor, materials and equipment relating to the Work.

.1             The Contractor further expressly undertakes to defend the Owner Indemnitees, at the Contractor’ sole expense, against any actions, lawsuits or proceedings brought against the Owner Indemnitees as a result of liens filed against the Work, the Project site, the site of any of the Work or payments due the Contractor (referred to collectively as “Liens”). The Contractor hereby agrees to indemnify and hold the Owner Indemnitees harmless against any damages, costs, expenses (including, without limitation, reasonable attorneys’ fees), losses, claims and liabilities arising out of or in connection with Liens or claims of Lien, unless such Lien is due solely to a failure by the Owner to pay the Contractor amounts not in dispute in accordance with the provisions of the Contract Documents. The Contractor hereby agrees that liens filed on account of amounts which are subject to a good faith dispute between the Owner and the Contractor shall nevertheless be required to be bonded off by the Contractor, but the Owner shall be responsible to pay the cost of bonding off the lien pursuant to Change Order if the ultimate resolution of the dispute results in the Owner being required to pay such disputed amount; otherwise the cost of bonding off the lien shall be reimbursable as Cost of the Work.

.2             The Contractor shall discharge all such Liens within ten (10) days after written notice by the Owner, and may contest a Lien only if the Contractor furnishes the Owner with security acceptable to the Owner or procures a lien release bond that complies with the requirements of the lien laws of the State of North Carolina and those set forth below in this Clause 9.3.3.2. The Owner shall release any payments withheld due to a Lien or claim of Lien if the Contractor obtains security acceptable to the Owner or a lien release bond which is: (i) issued by a surety acceptable to the Owner, ii) in form and substance satisfactory to the Owner and (iii) in an amount not less than one hundred twenty five percent (125%) of such Lien. By posting a lien release bond or other acceptable security, however, the Contractor shall not be relieved of any responsibilities or obligations under this Section 9.3, including, without limitation, the duty to defend and indemnify the Owner Indemnitees.

.3             Notwithstanding anything to the contrary in the Contract Documents, if the Contractor fails to post a bond or other security acceptable to the Owner in connection with any Lien or claim of Lien as required by the provisions of this Section, the Owner may, after three (3) business days’ written notice to the Contractor, if the Contractor has not bonded or otherwise discharged such Lien within such three (3) business day period, discharge such Lien or Lien claim by payments to the lien claimant or by such other means as the Owner, in the Owner’s sole discretion, determines is the most economical or advantageous method of settling the dispute. The Contractor shall promptly reimburse the Owner, upon demand, for any payments so made. In such case, the Contractor shall have no claim against the Owner relating to the appropriateness or propriety of payment so made.

§ 9.4 CERTIFICATES FOR PAYMENT

§ 9.4.1 The Architect will, within seven days after receipt of the Contractor’s Application for Payment, but only upon the request of the Owner, either issue to the Owner a Certificate for Payment, with a copy to the Contractor, for such amount as the Architect determines is properly due, or notify the Contractor and Owner in writing of the Architect’s reasons for withholding certification in whole or in part as provided in Section 9.5.1. Such Certificate for Payment is advisory only and not binding on the Owner.

§ 9.4.2 The issuance of a Certificate for Payment, if issued, will constitute a representation by the Architect to the Owner, based on the Architect’s evaluation of the Work and the data comprising the Application for Payment, that the Work has progressed to the point indicated and that, to the best of the Architect’s knowledge, information and belief, the quality of the Work is in accordance with the Contract Documents. The foregoing representations are subject to an evaluation of the Work for conformance with the Contract Documents upon Substantial Completion, to results of subsequent tests and inspections, to correction of minor deviations from the Contract Documents prior to

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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completion and to specific qualifications expressed by the Architect. The issuance of a Certificate for Payment will further constitute a representation that the Contractor is entitled to payment in the amount certified. However, the issuance of a Certificate for Payment will not be a representation that the Architect has (1) made exhaustive or continuous on-site inspections to check the quality or quantity of the Work, (2) reviewed construction means, methods, techniques, sequences or procedures, (3) reviewed copies of requisitions received from Subcontractors and material suppliers and other data requested by the Owner to substantiate the Contractor’s right to payment, or (4) made examination to ascertain how or for what purpose the Contractor has used money previously paid on account of the Contract Sum.

§ 9.5 DECISIONS TO WITHHOLD CERTIFICATION

(Paragraph deleted)

§ 9.5.1 The Owner may withhold approval of an Application for Payment to the extent as may be necessary to protect the Owner from loss for which the Contractor is responsible because of:

.1                     defective Work not remedied;

.2                     third party claims filed or reasonable evidence indicating probable filing of such claims unless security acceptable to the Owner is provided by the Contractor;

.3                     failure of the Contractor to make payments properly to Subcontractors or for labor, materials or equipment;

.4                     reasonable evidence that the Work cannot be completed for the unpaid balance of the Contract Sum;

.5                     damage to the Owner or another contractor to the extent not covered by insurance;

.6                     reasonable evidence that the Work will not be completed within the Contract Time, and that the unpaid balance would not be adequate to cover actual or liquidated damages for the anticipated delay;

.7                     material failure to carry out the Work in accordance with the Contract Documents; or

.8                     any other material default or breach of the Contractor under the Contract Documents.

If the Owner intends to withhold all or any part of an Application for Payment for one or more of the reasons set forth above, the Owner shall notify the Contractor in writing within ten (10) days after the Application for Payment is submitted of the reasons for withholding.

§ 9.5.2 When the above reasons for withholding are removed, payment will be made for amounts previously withheld as part of the next Application for Payment. If the Contractor disputes any determination with regard to amounts paid, the Contractor shall nevertheless expeditiously continue to prosecute the Work and the Owner shall continue to make timely payment of amounts not in dispute.

§ 9.6 PROGRESS PAYMENTS

§ 9.6.1 The Contractor shall promptly pay each Subcontractor, upon receipt of payment from the Owner, out of the amount paid to the Contractor on account of such Subcontractor’s portion of the Work, the amount to which said Subcontractor is entitled, reflecting percentages actually retained from payments to the Contractor on account of such Subcontractor’s portion of the Work. The Contractor shall, by appropriate agreement with each Subcontractor, require each Subcontractor to make payments to Sub-subcontractors in a similar manner.

(Paragraphs deleted)

§ 9.6.2 Neither the Owner nor Architect shall have an obligation to pay or to see to the payment of money to a Subcontractor except as may otherwise be required by law.

(Paragraphs deleted)

§ 9.6.3 A progress payment, or partial or entire use or occupancy of the Project by the Owner shall not constitute acceptance of Work not in accordance with the Contract Documents.

(Paragraphs deleted)

§ 9.6.4 Unless the Contractor provides the Owner with a payment bond in the full penal sum of the Contract Sum, payments received by the Contractor for Work properly performed by Subcontractors shall be held by the Contractor for those Subcontractors who performed Work or furnished materials, or both, under contract with the Contractor for which payment was made by the Owner. Nothing contained herein shall require money to be placed in a separate account and not commingled with money of the Contractor, shall create any fiduciary liability or tort liability on the part of the Contractor for breach of trust or shall entitle any person or entity to an award of punitive damages against the Contractor for breach of the requirements of this provision.

§ 9.7 FAILURE OF PAYMENT

§ 9.7.1 If the Owner does not pay the Contractor undisputed amounts within thirty (30) days after the date set forth in the Agreement due, , then the Contractor may, upon seven (7) additional business days’ written notice to the Owner,

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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stop the Work until payment of the undisputed amount owing has been received. The cessation of work shall be deemed an Excusable Delay under the provisions of Section 8.3 above.

§ 9.8 SUBSTANTIAL COMPLETION

§ 9.8.1 Substantial Completion is the stage in the progress of the Work when the Work or designated portion thereof is sufficiently complete in accordance with the Contract Documents so that the Owner can occupy or utilize the Work for its intended use all inspections and tests required under the Contract Documents have been completed successfully, all systems and equipment installed by or on behalf of the Contractor are in good working order, a temporary or permanent certificate of occupancy is received, all governmental, quasi-governmental and other approvals required under the Contract Documents and necessary for occupancy are obtained and the Owner has approved the Substantial Completion of the Work. Notwithstanding the foregoing, if there is a delay in achieving Substantial Completion of the Work or portions thereof because the Contractor cannot obtain a certificate of occupancy or other approval due to reasons other than the fault of the Contractor, then Substantial Completion shall be deemed to have occurred for purposes of calculation of liquidated damages and release of retainage.

§ 9.8.2 When the Contractor considers that the Work, or a designated portion thereof which is acceptable to the Owner, is substantially complete as defined in Subparagraph 9.8.1, the Contractor shall prepare for submission to the Owner and the Architect a list of items to be completed or corrected. The failure to include any items on such list does not alter the responsibility of the Contractor to complete all Work in accordance with the Contract Documents. Within ten (10) days of submission of such list, the Owner and Architect will conduct an inspection to determine whether the Work or designated portion thereof is, in fact, substantially complete. When the Owner and the Architect on the basis of an inspection determines that the Work or designated portion thereof is substantially complete, the Architect will then prepare a Certificate of Substantial Completion which shall establish the Date of Substantial Completion, shall state the responsibilities of the Owner and the Contractor for security, maintenance, heat, utilities, damage to the Work and insurance and shall fix the time within which the Contractor shall complete the items listed therein. Warranties required by the Contract Documents shall commence on the Date of Substantial Completion. The Certificate of Substantial Completion shall be submitted to the Owner and the Contractor for their written acceptance of the responsibilities assigned to them in such Certificate. If the Architect and the Owner are required to inspect the Work to determine Substantial Completion more than twice due to the fault or neglect of the Contractor, all costs charged by the Architect and other costs incurred by the Owner on account of additional inspections shall be paid to the Owner by the Contractor or deducted from amounts otherwise due to the Contractor..

§ 9.8.3 Not more than four (4) weeks after Substantial Completion and before Final Payment, the Contractor shall produce to the Architect (a) a three-ring binder containing manuals for the Work equipment and operating systems as well as all documentation with respect to manufacturer’s warranties, and (b) one (1) full set of Record Drawings of the Work.

§ 9.8.4 Applications for Payment shall not be processed by the Owner until it is satisfied that the as-built drawings are being satisfactorily maintained and updated. The Contractor acknowledges and recognizes the Owner’s need to have an accurate set of such drawings available at all times.

§ 9.9 PARTIAL OCCUPANCY OR USE

§ 9.9.1 The Owner may occupy or use any completed or partially completed portion of the Work at any stage when such portion is designated by separate agreement with the Contractor, provided such occupancy or use is consented to by the insurer as required under Section 11.4.1.5 and authorized by public authorities having jurisdiction over the Work. Such partial occupancy or use may commence whether or not the portion is substantially complete, provided the Owner and Contractor have accepted in writing the responsibilities assigned to each of them for payments, retainage, if any, security, maintenance, heat, utilities, damage to the Work and insurance, and have agreed in writing concerning the period for correction of the Work and commencement of warranties required by the Contract Documents. When the Contractor considers a portion substantially complete, the Contractor shall prepare and submit a list to the Architect as provided under Section 9.8.2. Consent of the Contractor to partial occupancy or use shall not be unreasonably withheld. The stage of the progress of the Work shall be determined by written agreement between the Owner and Contractor or, if no agreement is reached, by decision of the Architect

§ 9.9.2 Immediately prior to such partial occupancy or use, the Owner, Contractor and Architect shall jointly inspect the area to be occupied or portion of the Work to be used in order to determine and record the condition of the Work.

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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§ 9.9.3 Unless otherwise agreed upon, partial occupancy or use of a portion or portions of the Work shall not constitute acceptance of Work not complying with the requirements of the Contract Documents.

§ 9.10 FINAL COMPLETION AND FINAL PAYMENT

§ 9.10.1 Upon receipt of written notice that the entire Work is ready for final inspection and acceptance and upon receipt of a final Application for Payment, the Architect and the Owner will promptly make such inspection and, when they all find the Work acceptable under the Contract Documents and the Contract fully performed, the Architect will promptly issue a final Certificate for Payment stating that to the best of the Architect’s knowledge, information and belief, and on the basis of the Architect’s on-Site visits and inspections, the Work has been completed in accordance with terms and conditions of the Contract Documents and that the entire balance found to be due the Contractor and noted in the final Certificate is due and payable. The Architect’s final Certificate for Payment will constitute a further representation that conditions listed in Section 9.10.2 as precedent to the Contractor’s being entitled to final payment have been fulfilled.

§ 9.10.2 Neither final payment nor any remaining retained percentage shall become due until the Contractor submits to the Owner and the Architect (1) an affidavit that payrolls, bills for materials and equipment, and other indebtedness connected with the Work for which the Owner or the Owner’s property might be responsible or encumbered (less amounts withheld by Owner) have been paid or otherwise satisfied (or shall be paid from the proceeds of final payment), (2) a certificate evidencing that insurance required by the Contract Documents to be maintained by the Contractor and to remain in force after final payment is currently in effect and will not be canceled or allowed to expire until at least 30 days’ prior written notice has been given to the Owner, (3) a written statement that the Contractor knows of no substantial reason that such insurance will not be renewable to cover the period required by the Contract Documents, (4) consent of surety, if any, to final payment and (5) other data establishing payment or satisfaction of obligations, including, but not limited to, final waivers and releases of liens from the Contractor and first tier Subcontractors in the forms set forth in Exhibit E (conditioned only on the receipt of final payment), to the extent and in such form as may be designated by the Owner. If a Subcontractor refuses to furnish a final waiver and release of liens and claims as specified, the Contractor may furnish a bond satisfactory to the Owner to indemnify the Owner against such lien. If such lien remains unsatisfied after payments are made, the Contractor shall refund to the Owner all money that the Owner may be compelled to pay in discharging such lien, including all costs and reasonable attorneys’ fees.

§ 9.10.3 If, after Substantial Completion of the entire Work, final completion thereof is materially delayed through no fault of the Contractor or by issuance of Change Orders affecting final completion, and the Owner so confirms, the Owner shall, upon application by the Contractor and certification by the Architect, and without terminating the Contract, make payment of the balance due for that portion of the Work fully completed and accepted. If the remaining balance for Work not fully completed or corrected is less than retainage stipulated in the Contract Documents, and if bonds have been furnished, the written consent of surety to payment of the balance due for that portion of the Work fully completed and accepted shall be submitted by the Contractor to the Owner prior to certification of such payment. Such payment shall be made under terms and conditions governing final payment, except that it shall not constitute a waiver of claims.

§ 9.10.4 Acceptance of final payment by the Contractor or a Subcontractor shall constitute a waiver of Claims by that payee except those previously made in writing and identified by that payee as unsettled at the time of final Application for Payment.

§ 9.10.5 Application for final payment shall contain the information required in Applications for Payment specified in the Contract Documents and shall include, in addition, the following:

.1 A certification by the Contractor that all Work has been completed in accordance with the Contract Documents.

.2 A certification by the Contractor that he has complied with all of the requirements for final payment reasonably imposed by Owner’s Lender, if any (provided that such requirements are provided to the Contractor on or before Substantial Completion of the Work).

.3 A certification by the Contractor that all warranties, guarantees, certificates, operating manuals and other

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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documents required by the Contract Documents, including the conformed or as-built construction drawings, have been delivered to the Architect or Owner.

.4 A certification by the Contractor that all Work performed and all materials and equipment furnished by the Contractor are guaranteed against defects in material and workmanship for a period of one year from the date of Substantial Completion of the Work or for such longer period as is provided for in the Contract Documents and specifying that the Contractor will make good any defects in materials, equipment or workmanship which may develop or become apparent during the guarantee period, including, as necessary, the removal and replacement of the Work of the Owner or any other contractor or the repair of damage caused in the Work of the Owner or any other Contractor necessitated thereby.

.5 A certification by the Contractor that the Application for final payment includes a list of all outstanding claims of the Contractor previously made in writing (by description and maximum value) against the Owner arising in connection with the Project.

.6 A certification by the Contractor that the conformed or as-built construction drawings maintained by the Contractor are complete and accurate.

§ 9.11 SCHEDULE OF ANTICIPATED PROGRESS PAYMENTS

(Paragraph deleted)

§ 9.11.1 Before commencing the Work, the Contractor shall submit to the Owner a schedule of anticipated progress payments which shall be based upon the Project Schedule and Schedule of Values. The Contractor shall revise and update the payment schedule as necessary from time to time to conform it to the Project Schedule as revised and updated.

ARTICLE 10  PROTECTION OF PERSONS AND PROPERTY

§ 10.1 SAFETY PRECAUTIONS AND PROGRAMS

§ 10.1.1 The Contractor shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the performance of the Contract.

§ 10.2 SAFETY OF PERSONS AND PROPERTY

§ 10.2.1 The Contractor shall take reasonable precautions for safety of, and shall provide reasonable protection to prevent damage, injury or loss to:

.1                     employees on the Work and other persons who may be affected thereby;

.2                     the Work and materials and equipment to be incorporated therein, whether in storage on or off the Site, under care, custody or control of the Contractor or the Contractor’s Subcontractors or Sub-subcontractors; and

.3                     other property at the Site or adjacent thereto, such as trees, shrubs, lawns, walks, pavements, roadways, structures and utilities not designated for removal, relocation or replacement in the course of construction.

§ 10.2.2 The Contractor shall give notices and comply with Applicable Laws bearing on safety of persons or property or their protection from damage, injury or loss.

§ 10.2.3 The Contractor shall erect and maintain, as required by existing conditions and performance of the Contract, reasonable safeguards for safety and protection, including posting danger signs and other warnings against hazards, promulgating safety regulations and notifying owners and users of adjacent sites and utilities.

§ 10.2.4 When use or storage of explosives or other hazardous materials or equipment or unusual methods are necessary for execution of the Work, the Contractor shall exercise utmost care and carry on such activities under supervision of properly qualified personnel.

§ 10.2.5 The Contractor shall promptly remedy damage and loss (other than damage or loss insured under property insurance required by the Contract Documents) to property referred to in Sections 10.2.1.2 and 10.2.1.3 caused in whole or in part by the Contractor, a Subcontractor, a Sub-subcontractor, or anyone directly or indirectly employed by any of them, or by anyone for whose acts they may be liable and for which the Contractor is responsible under Sections 10.2.1.2 and 10.2.1.3, except damage or loss attributable to acts or omissions of the Owner or Architect or anyone directly or indirectly employed by either of them, or by anyone for whose acts either of them may be liable,

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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and not attributable to the fault or negligence of the Contractor. The foregoing obligations of the Contractor are in addition to the Contractor’s obligations under Section 3.18.

§ 10.2.6 The Contractor shall designate a responsible member of the Contractor’s organization at the Site whose duty shall be the prevention of accidents. This person shall be the Contractor’s superintendent unless otherwise designated by the Contractor in writing to the Owner and Architect.

§ 10.2.7 The Contractor shall not load or permit any part of the construction or Site to be loaded so as to endanger its safety.

§ 10.3 HAZARDOUS MATERIALS

§ 10.3.1 “Hazardous Materials” means any substance:

.1     the presence of which requires investigation or remediation under any federal, state or local law, statute, regulation, ordinance, order, or common law; or

.2     which is or becomes defined, at any time during the duration of this Agreement, as a “hazardous waste”, “hazardous substance”, pollutant or contaminant under any federal, state or local law, statute, regulation, rule or ordinance or amendments thereto, including without limitation the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. §§ 9601 et seq. (“CERCLA”), as amended, or the Resource, Conservation and Recovery Act, as amended, 42 U.S.C. §§ 6901 et seq. (“RCRA”), and any comparable North Carolina law; or

.3     which is petroleum, including crude oil or any fraction thereof not otherwise designated as a “hazardous substance” under CERCLA, including without limitation gasoline, diesel fuel or other petroleum hydrocarbons; or

.4     which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is or becomes regulated at any time during the duration of this Agreement by any governmental authority or agency or by any instrumentality of the United States, the State of North Carolina, or any political subdivision thereof; or

.5     the presence of which on the Project Site causes or threatens to cause a nuisance upon the Project Site or to adjacent properties or poses or threatens to pose a hazard to the health or safety of persons on or about the Project Site; or

.6     the presence of which on adjacent properties could constitute a trespass by the Design/Builder or the Authority; or

.7     which contains asbestos.

§ 10.3.2 If any Hazardous Materials, other than those (1) included in the Contractor’s scope of Work or (2) brought to the site by the Contractor, are encountered on the Site by the Contractor (collectively, “Owner Hazardous Materials”), the Contractor shall, upon recognizing the condition, immediately stop Work in the affected area and report the condition to the Owner and the Architect in writing. The Owner shall obtain the services of a licensed laboratory to verify the presence or absence of the Owner Hazardous Materials reported by the Contractor and, in the event such material or substance is found to be Owner Hazardous Materials, to verify that it has been rendered harmless. Unless otherwise required by the Contract Documents, the Owner shall furnish in writing to the Contractor and Architect the names and qualifications of persons or entities who are to perform tests verifying the presence or absence of Owner Hazardous Materials or who are to perform the task of removal or safe containment of such Owner Hazardous Materials. When the Owner Hazardous Materials have been rendered harmless, Work in the affected area shall resume upon written agreement of the Owner and the Contractor, such agreement not to be unreasonably withheld. Such delay shall be deemed to be Force Majeure, and the Contractor shall be entitled to a time extension and compensation to the extent provided in Section 8.3. If Contractor is directed to perform the remedial work, such remedial work shall be compensated pursuant to the Change Order provisions of the Contract Documents.

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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§ 10.3.3 To the fullest extent permitted by law, the Owner shall indemnify and hold harmless the Contractor, Subcontractors, Architect, Architect’s consultants and agents and employees of any of them from and against claims, damages, losses and expenses, including but not limited to attorneys’ fees, arising out of the existence of Owner Hazardous Materials at the Site if in fact the Owner Hazardous Materials present the risk of bodily injury or death as described in Section 10.3.1 and have not been rendered harmless, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself) and except to the extent such damage, loss or expense is not due to the negligence or willful misconduct of a party seeking indemnity. The Contractor agrees, however, that the Owner’s indemnity obligations under this Section 10.3.3 shall be conditional upon the Contractor’s full compliance with Subparagraph 10.3.2 above, and in no event shall this indemnity apply where the Contractor contributed to the release, disbursement or unlawful handling of Owner Hazardous Materials

§ 10.4 PHYSICAL CONDITION OF SITE

(Paragraph deleted)

(Paragraph deleted)

The Owner assumes no responsibility or liability for the physical condition or safety of the Site or any improvements located on the Site, except to the extent a portion of the Site is within the exclusive control of the Owner and not the Contractor and except as otherwise provided in Section 10.3 above. The Contractor shall be solely responsible for providing a safe place for the performance of the Work. The Contractor shall use best efforts to provide for the safety and protection of all persons who may come in contact with the Work within or adjacent to the Site.

§ 10.5 EMERGENCIES

§ 10.5.1 In an emergency affecting safety of persons or property, the Contractor shall act, at the Contractor’s discretion, to prevent threatened damage, injury or loss. Additional compensation or extension of time claimed by the Contractor on account of an emergency shall be determined as provided in Section 4.3 and Article 7. The Contractor shall notify the Owner and the Architect of such emergency as promptly as is practicable under the circumstances.

(Paragraph deleted)

§ 10.6 SECURITY OF PROJECT AREA

10.6.1 The Contractor shall be responsible for the protection and security of the Work and of its own personnel, materials, supplies and equipment whether on or off the Site. The Owner may provide guards, watchmen or other security for the Project; but the Owner shall be under no obligation to the Contractor to do so and by doing so shall not assume any responsibility to the Contractor.

§ 10.7 SAFETY REQUIREMENTS

§ 10.7.1 The Contractor shall comply with all applicable safety requirements of the Owner, all insurance carriers and all governmental agencies having jurisdiction. The Contractor shall provide barriers, barricades, fences, flagmen, fire prevention and other measures and safeguards necessary for the protection of health, safety and property. The Contractor shall maintain the good order and discipline of its employees and other persons under its direction and control or present at the Project site in connection with the Contractor’s work, and shall enforce the Owner’s regulations with respect to safety, fire prevention and smoking. The use of alcoholic beverages, drugs and other dangerous substances constitute a danger to life, health or property and are strictly prohibited at the Project site. Contractor specifically agrees that he will comply with all of the statutory and regulatory requirements of the Drug Free Workplace Act of 1990.

§ 10.8 OFF-SITE SAFETY MEASURES AND TRAFFIC

§ 10.8.1 The Contractor shall provide for the protection of the general public and the buildings, sidewalks and streets adjacent to the Project site and shall cooperate with all authorities having jurisdiction in maintaining the free flow of traffic in the vicinity of the Project site. Where such authorities are legally entitled to reimbursement, the Contractor shall reimburse such authorities for the cost of such traffic control measures, including the cost of policemen, or other traffic control personnel.

(Paragraphs deleted)

§ 10.9 LOSS PREVENTION PROGRAM

§ 10.9.1 Contractor shall establish and administer a safety and loss prevention program, including fire prevention, in compliance with the requirements of the Owner, all insurance carriers, and governmental agencies having jurisdiction. The Contractor’ shall designate a safety and loss prevention supervisor and shall give him responsibility and authority to enforce the program and to coordinate the Contractor’s safety program with those of the Owner, all insurance carriers and other contractors.

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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§ 10.10 REPORT OF ACCIDENTS

§ 10.10.1 Contractor shall promptly report to the Owner in writing any accident occurring on or off the Project site that relates to the Work and, in no event, later than twenty-four (24) hours after the Contractor’s learning of such accident, and shall, in addition, immediately give notice, by telephone or messenger, of any accident resulting in death or serious personal injury or property damage. Such report shall include all known details of the circumstances, the nature and extent of any injuries or property damage, the names of all witnesses and other persons who may have knowledge of the circumstances of the accident, and such other details as the Owner or the Owner’s insurer shall require.

§ 10.11 PROTECTION OF WORK IN PROGRESS AND FINISHED WORK

(Paragraph deleted)

§ 10.11.1 Contractor shall routinely inspect and protect the Work and property of its Subcontractors, whether finished or unfinished, from damage, injury, or loss arising in connection with operations under the Contract Documents, and shall carry out its operations so as to avoid damage, injury or loss to completed Work and to the work of the Owner and any separate contractor of the Owner, including, but not limited to, the Other Contractor. If the Owner or a separate Contractor has not sufficiently protected the Work the Contractor shall promptly so notify the Owner.

ARTICLE 11  INSURANCE AND BONDS

(Paragraphs deleted)

(Paragraphs deleted)

§ 11.1 See provisions of Exhibit F with respect to Insurance Requirements.

(Paragraphs deleted)

ARTICLE 12  UNCOVERING AND CORRECTION OF WORK

§ 12.1 UNCOVERING OF WORK

§ 12.1.1 If a portion of the Work is covered contrary to the Architect’s request or to requirements specifically expressed in the Contract Documents, it must, if required in writing by the Architect, be uncovered for the Architect’s examination and be replaced at the Contractor’s expense without change in the Contract Time.

§ 12.1.2 If a portion of the Work has been covered which the Architect has not specifically requested to examine prior to its being covered, the Architect may request to see such Work and it shall be uncovered by the Contractor. If such Work is in accordance with the Contract Documents, costs of uncovering and replacement shall, by appropriate Change Order, be at the Owner’s expense. If such Work is not in accordance with the Contract Documents, correction shall be at the Contractor’s expense unless the condition was caused by the Owner or a separate contractor in which event the Owner shall be responsible for payment of such costs. The foregoing shall apply in like effect to surveys or tests as well as examination of the completed Work. In all cases the cost shall include the cost of professional advice and services necessary to complete the examination, survey and tests.

§ 12.2 CORRECTION OF WORK

§ 12.2.1 BEFORE OR AFTER SUBSTANTIAL COMPLETION

§ 12.2.1.1 The Contractor shall promptly correct Work rejected by the Architect or failing to conform to the requirements of the Contract Documents, whether discovered before or after Substantial Completion and whether or not fabricated, installed or completed. Costs of correcting such rejected Work, including additional testing and inspections and compensation for the Architect’s services and expenses made necessary thereby, shall be at the Contractor’s expense.

§ 12.2.2 AFTER SUBSTANTIAL COMPLETION

§ 12.2.2.1 In addition to the Contractor’s obligations under Section 3.5, if, within one year after the date of Substantial Completion of the Work or designated portion thereof or after the date for commencement of warranties established under Section 9.9.1, or by terms of an applicable special warranty required by the Contract Documents, any of the Work is found to be not in accordance with the requirements of the Contract Documents, the Contractor shall correct it promptly after receipt of written notice from the Owner to do so unless the Owner has previously given the Contractor a written acceptance of such condition. The Owner shall give such notice within ten (10) days after discovery of the condition. During the one year period for correction of Work, if the Owner fails to notify the Contractor within such ten (10) day period and give the Contractor an opportunity to make the correction, the Owner waives the right to require correction by the Contractor, but such waiver shall in no way operate to void or impair the warranties given by the Contractor under the Contract Documents, and the Owner shall have no liability to the Contractor for damages in delay of notification. If the Contractor fails to correct nonconforming Work within a reasonable time during that period after receipt of notice from the Owner or Architect, the Owner may correct it in accordance with Section 2.4. The obligations under this Section shall also include any repairs and/or replacement to

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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any part of the Work and any other real and personal property which is damaged in the process of correcting any defective Work. The Contractor shall not be responsible to the extent repairs performed by others do not conform to the requirements of the Contract Documents or applicable warranties furnished by manufacturers.

§ 12.2.2.2 The one-year period for correction of Work shall be extended with respect to portions of Work first performed after Substantial Completion by the period of time between Substantial Completion and the actual performance of the Work.

§ 12.2.2.3 The one-year period for correction of Work shall be extended by corrective Work performed by the Contractor pursuant to this Section 12.2 for an additional six month period from the date of completion of such corrective Work.

§ 12.2.3 The Contractor shall remove from the Site portions of the Work which are not in accordance with the requirements of the Contract Documents and are neither corrected by the Contractor nor accepted by the Owner.

§ 12.2.4 The Contractor shall bear the cost of correcting destroyed or damaged construction, whether completed or partially completed, of the Owner or Separate Contractors caused by the Contractor’s correction or removal of Work which is not in accordance with the requirements of the Contract Documents.

§ 12.2.5 Nothing contained in this Section 12.2 shall be construed to establish a period of limitation with respect to other obligations which the Contractor might have under the Contract Documents. Establishment of the periods for correction of Work as described herein relate only to the specific obligation of the Contractor to correct the Work, and have no relationship to the time within which the obligation to comply with the Contract Documents may be sought to be enforced, nor to the time within which proceedings may be commenced to establish the Contractor’s liability with respect to the Contractor’s obligations other than specifically to correct the Work.

§ 12.3 ACCEPTANCE OF NONCONFORMING WORK

§ 12.3.1 If the Owner prefers to accept Work which is not in accordance with the requirements of the Contract Documents, the Owner may do so instead of requiring its removal and correction, in which case the Contract Sum will be reduced as appropriate and equitable. Such adjustment shall be effected whether or not final payment has been made.

ARTICLE 13  MISCELLANEOUS PROVISIONS

§ 13.1 GOVERNING LAW

§ 13.1.1 The Contract shall be governed by the law of the State of North Carolina without reference to the rules governing choice of law.

(Paragraphs deleted)

§ 13.2 RIGHTS AND REMEDIES

§ 13.2.1 Duties and obligations imposed by the Contract Documents and rights and remedies available thereunder shall be in addition to and not a limitation of duties, obligations, rights and remedies otherwise imposed or available by law.

§ 13.2.2 No action or failure to act by the Owner, Architect or Contractor shall constitute a waiver of a right or duty afforded them under the Contract, nor shall such action or failure to act constitute approval of or acquiescence in a breach thereunder, except as may be specifically agreed in writing.

§ 13.3 TESTS AND INSPECTIONS

§ 13.3.1 If the Contract Documents or Applicable Laws require any portions of the Work to be inspected, tested or approved, unless otherwise provided, the Contractor shall make arrangements for such tests, inspections and approvals with an independent testing laboratory or entity acceptable to the Owner, or with the appropriate public authority, and shall bear all related costs of tests, inspections and approvals. The Contractor shall give the Owner and Architect timely notice of when and where tests and inspections are to be made so that the Architect may be present for such procedures. The Owner shall bear costs of tests, inspections or approvals which do not become requirements until after bids are received or negotiations concluded.

§ 13.3.2 If the Architect, Owner or public authorities having jurisdiction determine that portions of the Work require additional testing, inspection or approval not included under Section 13.5.1, the Architect will, upon written

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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authorization from the Owner, instruct the Contractor to make arrangements for such additional testing, inspection or approval by an entity acceptable to the Owner, and the Contractor shall give timely notice to the Owner and the Architect of when and where tests and inspections are to be made so that the Architect may be present for such procedures. Such costs, except as provided in Section 13.5.3, shall be at the Owner’s expense.

§ 13.3.3 If such procedures for testing, inspection or approval under Sections 13.5.1 and 13.5.2 reveal failure of the portions of the Work to comply with requirements established by the Contract Documents, all costs made necessary by such failure including those of repeated procedures and compensation for the Owner’s and Architect’s services and expenses shall be at the Contractor’s expense.

§ 13.3.4 Required certificates of testing, inspection or approval shall, unless otherwise required by the Contract Documents, be secured by the Contractor and promptly delivered to the Architect.

§ 13.3.5 If the Architect or the Owner wish  to observe tests, inspections or approvals required by the Contract Documents, the Contractor shall give reasonable prior notice to the Architect and the Owner of the dates, places and times of such tests. .

§ 13.3.6 Tests or inspections conducted pursuant to the Contract Documents shall be made promptly to avoid unreasonable delay in the Work.

§ 13.3.7 If, after the commencement of the Work, the Architect determines that any of the work requires special observation, testing or approval which Section 13.5.1 does not include, it may, upon written authorization from the Owner, in lieu of the procedure specified in Section 13.5.2, secure the services of an independent testing agency to perform such tests, inspections and approvals. The Contractor shall make all arrangements, furnish all samples and materials, and deliver the samples and materials to the testing agency. Reports of such tests, observations and approvals shall be submitted to the Architect. The Contractor or the Owner shall bear the costs of such tests, as provided above.

§ 13.3.8 All observations, tests and approvals of any methods or means of construction, materials or workmanship included in the Work required by the Specifications or by Applicable Laws shall be performed at such times as the Owner shall approve by independent agencies selected by the Owner. Representatives of the testing laboratories and observers shall have access to the Work at all times. The Contractor shall furnish samples of all materials and component parts of the Work required as test specimens in connection with the tests and observations and shall furnish labor and facilities at the site as necessary in connection with testing and observation services. All observations or testing shall be done in a timely manner so as to avoid unnecessary delay in the completion of the Work by the Contractor.

§ 13.3.9 The Owner may require testing or observation, not required by the Specifications or by Applicable Laws, or any methods or means of construction, material or workmanship in order to determine the acceptability thereof under the Contract Documents. Representatives of the testing laboratories and observers shall have access to the Work at all times. The Contractor shall furnish samples of all materials and component parts of the Work required as test specimens in connection with the testing and observation services. All observations or testing shall be done in a timely manner so as to avoid unnecessary delay in the completion of the Work by the Contractor. If such testing or observation does not disclose that the methods or means of construction, material or workmanship are not in compliance with the Contract Documents, the Owner shall bear the cost of such testing and observation and of the labor and facilities in connection with such testing and observations. if such testing or observation discloses that such methods of means of construction, material or workmanship are not in compliance with the Contract Documents, the Contractor shall bear such cost.

§ 13.3.10 The Owner may in its discretion provide and pay for such other tests and inspections he deems necessary or appropriate during construction through an independent quality control agency. The Contractor shall cooperate with such tests and shall notify the testing agency at least 24 hours prior to performing any test directed by Owner. The Contractor acknowledges that the tests referred to herein may include, without limitation, concrete and reinforcement inspection and testing, waterproofing inspection, structural steel inspection, inspections and testing in connection with mechanical and electrical installations.

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

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§ 13.4 QUALITY OF WORKMANSHIP AND MATERIALS

(Paragraph deleted)

§ 13.4.1 The Contractor shall perform the Work in accordance with the best modern practice and shall employ only first-class workmanship and materials as specified in the Contract Documents.

§ 13.5  INTERPRETATION

§ 13.5.1 All personal pronouns used in this Contract, whether used in the masculine, feminine or neuter gender, shall include all other genders; and the singular shall include the plural and vice versa. Titles of Articles, Paragraphs and Subparagraphs are for convenience only, and neither limit nor amplify the provisions of this Contract in itself. The use herein of the word “including,” when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such words as “without limitation,” or “but not limited to,” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

(Paragraph deleted)

§ 13.5.2 Wherever possible, each provision of this Agreement shall be interpreted in a manner as to be effective and valid under applicable law. If, however, any provision of this Agreement, or portion thereof, is prohibited by law or found invalid under any law, only such provision or portion thereof shall be ineffective, without in any manner invalidating or affecting the remaining provisions of this Agreement or valid portions of such provision, which are hereby deemed severable.

ARTICLE 14  TERMINATION OR SUSPENSION OF THE CONTRACT

§ 14.1 TERMINATION BY THE CONTRACTOR

§ 14.1.1 The Contractor may terminate the Contract if the Work is stopped through no act or fault of the Contractor or a Subcontractor, Sub-subcontractor or their agents or employees or any other persons or entities performing portions of the Work under direct or indirect contract with the Contractor

.1                     for a period of 90 days on account of the issuance of an order of a court or other public authority having jurisdiction;

.2                     for a period of 90 days on account of an act of government, such as a declaration of national emergency, making material unavailable; or

.3                     for a period of 30 days because the Owner has not made payments to the Contractor of amounts not in dispute and due and owing.

(Paragraph deleted)

(Paragraph deleted)

§ 14.1.2 If one of the reasons described in Section 14.1.1, the Contractor may, upon ten (10) business days’ written notice to the Owner and Architect, terminate the Contract and recover from the Owner payment for Work executed, costs incurred resulting from such termination, proven loss with respect to subcontractors, vendors, materials, equipment, tools, and construction equipment and machinery as provided in Section 14.3 below plus Contractor’s Fee on Work performed. Such recovery shall be the sole remedy of the Contractor in the event of a Contractor termination of the Contract.

(Paragraph deleted)

§ 14.2 TERMINATION BY THE OWNER FOR CAUSE

§ 14.2.1 The Owner may terminate the Contract if the Contractor:

.1                     persistently or repeatedly refuses or fails to supply enough properly skilled workers or proper materials;

.2                     fails to make payment to Subcontractors for materials or labor in accordance with the respective agreements between the Contractor and the Subcontractors;

.3                     persistently disregards laws, ordinances, or rules, regulations or orders of a public authority having jurisdiction;

.4                     fails to provide or maintain the bonds or insurance required by the Contract Documents; or

.5                     otherwise is guilty of substantial breach of a provision of the Contract Documents.

§ 14.2.2 When any of the above reasons exist, the Owner may without prejudice to any other rights or remedies of the Owner and after giving the Contractor and the Contractor’s surety, if any, ten (10) days’ written notice, terminate employment of the Contractor and may, subject to any prior rights of the surety:

.1                     take possession of the Site and of all materials, equipment, tools, and construction equipment and machinery thereon owned by the Contractor;

.2                     accept assignment of subcontracts pursuant to Section 5.4; and

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

User Notes:	(2083241502)

.3                     finish the Work by whatever reasonable method the Owner may deem expedient. Upon request of the Contractor, the Owner shall furnish to the Contractor a detailed accounting of the costs incurred by the Owner in finishing the Work.

§ 14.2.3 When the Owner terminates the Contract for one of the reasons stated in Section 14.2.1, the Contractor shall not be entitled to receive further payment until the Work is finished.

§ 14.2.4 When the Work is finally complete, if the unpaid balance of the Contract Sum exceeds all costs of finishing the Work, including compensation for the Architect’s and Owner’s services and expenses made necessary thereby, and other damages incurred by the Owner and not expressly waived, such excess shall be paid to the Contractor. If such costs and damages exceed the unpaid balance, the Contractor shall pay the difference to the Owner. This obligation for payment shall survive termination of the Contract.

§ 14.3 SUSPENSION BY THE OWNER FOR CONVENIENCE

§ 14.3.1 The Owner may, without cause, order the Contractor in writing to suspend, delay or interrupt the Work in whole or in part for such period of time as the Owner may determine. Such suspension shall be treated as an Excusable Delay, and the provisions of Section 8.3 shall apply to time extensions and increases in the Contract Sum.

(Paragraph deleted)

§ 14.4 TERMINATION BY THE OWNER FOR CONVENIENCE

§ 14.4.1 The Owner may, at any time, terminate the Contract for the Owner’s convenience and without cause.

§ 14.4.2 Upon receipt of written notice from the Owner of such termination for the Owner’s convenience, the Contractor shall:

.1                     cease operations as directed by the Owner in the notice;

.2                     take actions necessary, or that the Owner may direct, for the protection and preservation of the Work; and

.3                     except for Work directed to be performed prior to the effective date of termination stated in the notice and those subcontracts of which the Owner elects to take assignment (as stated in the notice), terminate all existing subcontracts and purchase orders and enter into no further subcontracts and purchase orders.

§ 14.4.3 In case of such termination for the Owner’s convenience, the Contractor shall be entitled to receive payment for Work executed, and costs incurred by reason of such termination, along with proportionate Contractor’s Fee on Work performed. The foregoing shall be the Contractor’s sole remedy in the event of termination for convenience, and the Contractor hereby waives any claims for compensation or damages other than as set forth above.

§ 14.5 SURVIVAL OF PROVISIONS

§ 14.5.1  All provisions of the Contract Documents relating to indemnification and other obligations that may extend beyond termination of the Contract shall survive termination or other expiration of the Contract.

ARTICLE 15  OTHER PROVISIONS

§ 15.1  WORK TO CONTINUE DURING DISPUTES

§ 15.1.1  In the event of a dispute, controversy or question between the Owner and the Contractor or the Contractor and any other person, with respect to the Project, or this Agreement, or the interpretation of the Contract Documents, the performance of any portion of the Work, the delivery of any materials, the payment of any money or otherwise, the Owner and the Contractor shall continue to perform their respective obligations under this Agreement without interruption or delay, pending the resolution or settlement of such dispute, controversy or question; and the Contractor shall not directly or indirectly stop or delay the performance of the Work, including the delivery of materials to the site.

§ 15.2     PARTIAL OCCUPANCY BY OWNER

§ 15.2,1 The Owner reserves the right to place and install equipment and furnishings in the building as necessary and convenient prior to substantial completion, and the Contractor shall cooperate with the Owner and coordinate work with the Owner to allow installation of such equipment and furnishings. Such placing of equipment and partial occupancy of the addition shall not be construed as evidence of completion of the Work or any portion of it, nor signify Owner’s acceptance of the Work or any part of it.

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

User Notes:	(2083241502)

§ 15.3  OCCUPANCY

§ 15.3.1  The Contractor shall allow the Owner to take possession of and use any partially completed portion of the structure, or to place and install as much equipment and machinery during the process of the work as is possible without unreasonable interference with the progress of the Contractor. Possession and use of the structure or placing and installing of equipment, or both, shall not in any way evidence the completion of the Work or signify the Owner’s acceptance of the Work or any part thereof.

§ 15.4  INTERFERENCE WITH ADJOINING PROPERTIES

§ 15.4.1 All operations necessary for the execution of the Work shall, so far as compliance with the requirements of the Contract permits, be carried on so as not to interfere unnecessarily or improperly with the convenience of the public, or the access to, use and occupation of public or private roads and footpaths to or of properties whether in the possession of the Owner or of any other person. The Contractor shall save harmless and indemnify the Owner in respect of all claims, proceedings, damages, costs, charges and expenses whatsoever arising out of, or in relation to, any such matters in so far as the Contractor is responsible therefor.

§ 15.4.2 The Contractor shall use every reasonable means to prevent any of the highways or bridges communicating with or on the routes to the site from being damaged or injured by any Traffic of the Contractor or any of its Subcontractors and, in particular, shall select routes, choose and use vehicles and restrict and distribute loads so that any such extraordinary traffic as may arise from the moving of plant and materials from and to the site shall be limited, as reasonably possible, so that no damage or injury may be occasioned to such highways and bridges. Contractor shall save harmless and indemnify the Owner in respect of all claims, proceedings, damages, costs, charges and expenses whatsoever arising out of, or in relation to, any such matters in so far as the Contractor is responsible therefor.

AIA DOCUMENT A201TM – 1997. Copyright © 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1970, 1976, 1987 and 1997 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 16:18:37 on 03/06/2007 under Order No. 1000239947-1 which expires on 5/23/2007, and is not for resale.

User Notes:	(2083241502)

Exhibit C
CONTRACTOR’S FIXED RATES
For the Contract between
United Therapeutics and DPR Construction, Inc.

Project Name:	United Therapeutics Solid Dose Facility
Address:	Research Triangle Park, NC
DPR Job No.:	TBD

Labor Rates (per Man-hour) – [March 4, 2007]

Classification	Rates		Overtime Rates	Double-time Rates
Principal	*		n/a	n/a
Project Executive	*		n/a	n/a
Project Sponsor	*		n/a	n/a
Senior Project Manager	*		n/a	n/a
Project Manager	*		n/a	n/a
Process Manager	*		n/a	n/a
Equipment Manager	*		n/a	n/a
Assistant Project Manager	*		n/a	n/a
Project Engineer	*		n/a	n/a
Document Control/ETOP	*		n/a	n/a
Scheduler	*		n/a	n/a
FOC (Field Office Coordinator)	*		n/a	n/a
Senior Superintendent	*		n/a	n/a
Superintendent-CSA/Interiors	*		n/a	n/a
Superintendent-MEP	*		n/a	n/a
Superintendent-Equip/Electrical/Instr.	*		n/a	n/a
Safety Manager	*		n/a	n/a
Estimator	*		n/a	n/a
Project Accountant	*		n/a	n/a
General Foreman	*		*	*
Carpenter Foreman	*		*	*
Carpenter	*		*	*
Labor Foreman	*		*	*
Laborer	*		*	*
Payment and performance bond (as % of Cost of the work)	*	%	n/a	n/a
General Liability Insurance (as % of Cost of the work)	*	%	n/a	n/a
Builders Risk Insurance (as % of the Cost of the work)-Owner’s option.	By Owner		n/a	n/a

The composite rates defined herein are fixed as stipulated rates by agreement of the Owner and DPR Construction, Inc. and include all statutory fringes, benefits, payroll taxes and insurance, and employee benefits. Notwithstanding any language in the Contract Documents to the contrary, these fixed rates shall, when multiplied by actual, allowable hours worked, constitute cost of the work, as that term is used in the Contract Documents, to calculate DPR Construction, Inc.’s contract compensation and/or Change Order pricing for each labor classification and equipment item listed. Owner agrees to compensate DPR Construction, Inc.’s labor solely in accordance with these fixed rates. Where Owner has the right under the Contract Documents to audit Contractor’s costs, such right with respect to these fixed rates shall be limited to auditing the quantity of labor hours worked and shall not include items of cost included in the fixed rates.

Contractor’s Fixed Rates are subject to increase on an annual basis on the anniversary date of the rates as shown above. Such rate change shall be accomplished by Change Order to the Contract.

2

Exhibit D

GUARANTEED MAXIMUM PRICE

1. GMP Bid Package Summary

DPR Construction, Inc.	March 4, 2007

United Therapeutics Solid Dose Facility
Research Triangle Park, NC
Guaranteed Maximum Price
Summary

201,690	Square Feet

DESCRIPTION		Current GMP		Scope Changes			Accepted VE			Pending VE			Remarks
Subcontracts/Trades
CP001	Surveying	$	*	$	*		$	*		$	*
CP002	Sitework, site Utilities & Paving	$	*	$	*		$	(*	)	$	*		Unclassified site
CP003	Landscaping	*		$	*		$	*		$	*
CP004	Hardscape	$	*	$	*		$	*		$	*
CP005	Concrete	$	*	$	*		$	*		$	*
CP006	Stone Setting	$	*	$	*		$	*		$	*
CP007	Masonry	$	*	$	*		$	*		$	*
CP008	Structural and Misc Steel	$	*	$	*		$	*		$	*		Added 100+ tons
CP009	Millwork	$	*	$	*		$	*		$	*
CP010	Waterproofing and Caulking	$	*	$	*		$	*		$	*
CP011	Fireproofing	$	*	$	*		$	*		$	(*	)
CP012	Metal Panels	$	*	$	*		$	*		$	(*	)
CP013	Roofing	$	*	$	*		$	(*	)	$	*
CP014	Doors, Frames, Hardware	$	*	$	(*	)	$	*		$	(*	)
CP015	Special Doors and Dock Equipment	$	*	$	*		$	*		$	(*	)	Proprietary Specs.
CP016	Glass and Glazing	$	*	$	(*	)	$	*		$	(*	)
CP017	Drywall	$	*	$	(*	)	$	*		$	*		Framing to ext skin
CP018	Tile	$	*	$	*		$	*		$	*
CP019	Acoustical Ceilings	$	*	$	*		$	*		$	*
CP020	Floor Coverings	$	*	$	*		$	*		$	(*	)
CP021	Epoxy Flooring Systems	$	*	$	(*	)	$	*		$	*
CP022	Painting	$	*	$	(*	)	$	*		$	*
CP023	Specialties	$	*	$	*		$	*		$	*
CP024	Signage			$	*		$	*		$	*
CP025	Folding Partitions	$	*	$	*		$	*		$	*
CP026	Lockers	$	*	$	*		$	*		$	*
CP027	Wire Partitions	$	*	$	*		$	*		$	*
CP028	Lab Casework	$	*	$	*		$	*		$	*
CP029	Seating	$	*	$	*		$	*		$	(*	)
CP030	Elevators	$	*	$	*		$	(*	)	$	*
CP031	Plumbing/HVAC	$	*	$	*		$	(*	)	$	*
CP032	Fire Protection	$	*	$	*		$	*		$	(*	)
CP033	Electrical & Fire Alarm	$	*	$	*		$	(*	)	$	(*	)
CP034	HVAC Instrumentation and Controls	$	*	$	*		$	*		$	*
CP035	Testing and Balancing	$	*	$	*		$	*		$	*
CP036	Process Piping	$	*	$	*		$	*		$	(*	)
CP037	Environmental Rooms	$	*	$	*		$	*		$	*
CP038	Chainlink Fencing	$	*	$	*		$	*		$	*
CP039	Storage Racks	$	*	$	*		$	*		$	*
	Subguard	$	*	$	*		$	*		$	*
	General Requirements	$	*	$	*		$	*		$	*
	Exterior wall Consultant	$	*	$	*		$	*		$	*
	Subtotal Subcontracts/Trades	$	*	$	*		$	(*	)	$	(*	)

DESCRIPTION		Current GMP			Scope Changes			Accepted VE			Pending VE			Remarks
Allw #	Allowances:
1	Reproduction Costs (w/General Conditions)	*			$	*			*			*
2	Unsuitable Soil	$	*		$	*			*			*
3	Exterior Signage	$	*		$	*			*			*
4	Reflecting Pools	$	*		$	*			(*	)		(*	)
5	Aquarium	$	*		$	*			*			*
6	Solar Panels	$	*		$	*			*			*		Added & Optional
7	Courtyard Steps	$	*		$	*			*			*
8	Cat Walks	*			$	*			*			*
9	Walkway Pads	$	*		$	*			*			*
10	Interior Signage	$	*		$	*			*			*
11	Process Equipment Feeders	$	*		$	*			*			*
12	Glatt Hookup	$	*		$	*			*			*		Add from Equip budget
13	Fuel Oil	$	*		$	*			*			*
14	Audio Visual	$	*		$	*			*			*
15	Covered Parking	$	*		$	*			*			*		Added 3/2/07

	Subtotal Direct Work	$	*		$	*		$	(*	)	$	(*	)

	General Conditions	$	*		*		%
	General Liability Insurance	$	*		*		%
	Builders Risk Insurance	By Owner
	Fee	$	*		*		%
	Construction Contingency	$	*		*		%
	Design Contingency	By Owner
	Project Contingency	By Owner
	P&P Bond (DPR)	Excluded									Add Alternate in Basis of Estimate
	Indirect Costs on VE							$	(*	)	$	(*	)
	Sub Total Indirect Costs	$	*					$	(*	)	$	(*	)

	Total Guaranteed Maximum Price		78,424,342											As currently Drawn

	Accepted Value Engineering		(*	)										See Attached VE detail

	Total Current GMP		*

	Pending Value Engineering		(*	)										See Attached VE detail

	Total Possible GMP		*		Target GMP to be no more than $* Million w/Final VE
	Scope addes from “Owners line items”		(*	)							Previously carried with UT Costs

2. Bid Package Detail

2941 Fairview Park Drive

Suite 600

Falls Church, VA 22042

(703) 698-0100

(703) 698-1710

PROJECT:	UNITED THERAPEUTICS	DATE:	2/8/2007
PACKAGE/TRADE :	Sitework	BID TAKER:	M. Tylee
SPEC SECTIONS:	221113/221313/311000/312000	DPR JOB #:	16-26002-01
BUDGET COMPARISON	312319/321216/321373/321313	PRECON JOB #:	07-001
330500/334100/334713

BID BREAKDOWN FORM

	Name:	Mountain States Contractors			Faulconer Construction			TGC Development			The Mangum Group			Thompson Contracting
	Address:	3874 S. Alston Ave., Ste 103			113 Edinburgh St., Ste 130			6508 Mount Herman Road			6105 Chapel Hill Road			101 Petfinder Lane
	Location:	Durham, NC 27713			Cary, NC 27511			Durham, NC 27703			Raleigh, NC 27607			Raleigh, NC 27603
	Phone:	919-484-8993			919-380-9293			919-596-1206			919-783-5700			919-779-0065
	Fax:	919-484-0142			919-380-9089			919-868-2600			919-783-6072			919-779-0509
	Contact:	Jamie Sullivan			Ray Lindholm			Gyb Lyttle			Michael Hoke			Jimmy Shackelford
E-Mail:

	Units	Quantity	Amount		Quantity	Amount		Quantity	Amount		Quantity	Amount		Quantity	Amount
Bid Breakdown
Clear and Grub	ls		$	*		$	*		$	*	1	$	*		*
Erosion and Sediment Control	ls		$	*		$	*		$	*	1	$	*
Haul Road and Crane Road	sy		$	*	3,400	$	*	4,260	$	*	2,050	$	*
Excavation and Backfill	cy		$	*	47,132	$	*	1	$	*	1	$	*
Stone base under slab on grade	tons		$	*	5,525	$	*	4,533	$	*	6,625	$	*
Water Lines and tie in	lf		$	*	4,068	$	*	4,042	$	*	4,268	$	*
Fire Pump House	ea		*						*			*
Sewer Line and tie in	lf		$	*	590	$	*	595	$	*	765	$	*
Storm System and tie in	lf		$	*	3,159	$	*	3,159	$	*	3,217	$	*
Roof Drainage to 5’ outside	lf		$	*		*			*			*
Curb and gutter	lf		$	*	3,857	$	*	4,124	$	*	3,700	$	*
Wheel stops	ea		$	*	34	*		34	$	*	34	$	*
Asphalt paving	sy		$	*	12,873	$	*	15,812	$	*	12,720	$	*
Pavement Marking	ls		$	*	1	$	*	1	$	*	1	$	*
Other	ls		$	*	1	$	*	1	$	*	1	$	*
Total Base Bid			$	*		$	*		$	*		$	*		$	*
Post Bid Adjustments

Delete fence, delete permanent seeding, dispose CL/CH offsite, import replacement for CL/CH, remove ABC and fabric in temp parking, add 4” PVC from pumphouse and meter vault to ditch, add fine grading, add stone base under concrete paving

			$	*		$	*		$	*		$	*		$	*
Revised civil plans			$	*		$	*		$	*		$	*		$	*
Unclassified			*			*			*			$	*		$	*
Post Bid Adjustments			$	*		$	*		$	*		$	*		$	*
COMPARISON TOTAL (Initial Contract Amount)			$	*		$	*		$	*		$	*		$	*
“Yet to Buy”

Unclassified at relocated pond			*			*			*			*			$	*
Additional undercut or removal of unsuitable			*			*			*			*			$	*
Utility surveying			$	*		$	*		$	*		$	*		$	*
Export spoils (800 cy)				*		*			*			*			$	*
Mark pipe ends			*			*			*			$	*		$	*
Stone under concrete paving			*			*			*			*			$	*
Sleeves			*			*			*			*			$	*
Dust control and street cleaning			$	*		$	*		$	*		$	*		$	*
Traffic control and flagmen			$	*		$	*		$	*		$	*		$	*
Wood barricades and signage			$	*		$	*		$	*		$	*		$	*
Increase sanitary sewer main from 8” to 10”

Subtotal “Yet to Buy”			$	*		$	*		$	*		$	*		$	*

LOR Amount = Contract Amount + “Yet To Buys”			$	*		$	*		$	*		$	*		$	*

2941 Fairview Park Drive

Suite 600

Falls Church, VA 22042

(703) 698-0100

(703) 698-1710

PROJECT:	UNITED THERAPEUTICS	DATE:	2/8/2007
PACKAGE/TRADE :	Sitework	BID TAKER:	M. Tylee
SPEC SECTIONS:	221113/221313/311000/312000	DPR JOB #:	16-26002-01
BUDGET COMPARISON	312319/321216/321373/321313	PRECON JOB #:	07-001
330500/334100/334713

BID BREAKDOWN FORM

	Name:	Mountain States Contractors				Faulconer Construction				TGC Development				The Mangum Group			Thompson Contracting
	Address:	3874 S. Alston Ave., Ste 103				113 Edinburgh St., Ste 130				6508 Mount Herman Road				6105 Chapel Hill Road			101 Petfinder Lane
	Location:	Durham, NC 27713				Cary, NC 27511				Durham, NC 27703				Raleigh, NC 27607			Raleigh, NC 27603
	Phone:	919-484-8993				919-380-9293				919-596-1206				919-783-5700			919-779-0065
	Fax:	919-484-0142				919-380-9089				919-868-2600				919-783-6072			919-779-0509
	Contact:	Jamie Sullivan				Ray Lindholm				Gyb Lyttle				Michael Hoke			Jimmy Shackelford
E-Mail:

	Units	Quantity	Amount			Quantity	Amount			Quantity	Amount			Quantity	Amount		Quantity	Amount
Alternates
BOND:			$	*			$	*			$	*			$	*		$	*

Haul cleared debris; no burning on site			*				*				$	*			$	*		$	*
Delete top 2” of stone base on building pad			$	(*	)		$	(*	)		*				$	(*	)	$	*
Mass rock by unit price; classified site			$	(*	)		$	(*	)		$	(*	)		*			$	*
Trench rock by unit price; classified site			$	(*	)		$	(*	)		$	(*	)		*			$	*
Unsuitable removal and replacement; classified site			$	(*	)		$	*			$	(*	)		*			$	*
Add concrete paving			$	*			*				$	*			$	*		$	*
Add sidewalks			$	*			*				$	*			$	*		$	*

Unit Prices
Mass rock excavatoin			$	*			$	*			$	*			$	*		$	*
Trench rock excavation			$	*			$	*			$	*			$	*		$	*
Haul others’ spoil offsite			$	*			$	*			$	*			$	*		$	*
Light duty paving			$	*			$	*			$	*			$	*		$	*
Heavy duty paving			$	*			$	*			$	*			$	*		$	*
8” ABC temporary gravel			$	*			$	*			$	*			$	*		$	*
6”ABC gravel paving			$	*			$	*			$	*			$	*		$	*
Curb and gutter			$	*			$	*			$	*			$	*		$	*

PROJECT:	UNITED THERAPEUTICS	DATE:	2/14/2007
PACKAGE/TRADE :	Hardscape	BID TAKER:	M. Tylee
SPEC SECTIONS:	None	DPR JOB #:	16-26002-01
BUDGET COMPARISON		PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name:	David Allen Company			Valley Crest				Fred Adams Paving
	Address:	150 Rush Street			710 East Club Blvd				118 International Drive
	Location:	Raleigh, NC 27603			Durham, NC 27704				Morrisville, NC 27560
	Phone:	919-821-7100			919-697-7309				919-468-9101
	Fax:	919-821-7137			919-220-6550				919-468-9102
	Contact:	Mike Norton			Bob Horvath				Debbie Adams-Saunders
	E-Mail:	mikenorton@davidallen.com

	Units	Quantity	Amount		Quantity	Amount		Quantity	Amount
Bid Breakdown
Concrete pavers	sf	3,800	$	*	3,800	$	*	5,250	$ *

Total Base Bid			$	*		$	*		$ *
Post Bid Adjustments
Additional square footage to match documents			$	*		$	*		*
Special shapes			$	*		*			*
Cleanup and dumpster			$	*		*			*
Post Bid Adjustments			$	*		$	*		$ *
COMPARISON TOTAL (Initial Contract Amount)			$	*		$	*		$ *
“Yet to Buy”

4” ABC stone base			$	*		$	*		$ *
Changes of courtyard design			$	*		$	*		$ *

Subtotal “Yet to Buy”			$	*		$	*		$ *

LOR Amount = Contract Amount + “Yet To Buys”			$	*		$	*		$ *

Alternates
BOND:			$	*		$	*		$ *

Provide herringbone pattern at curved walkway.			*			$	*		*
Provide herringbone pattern at Dining Courtyard.			*			$	*		*
Provide running bond pattern at Dining Courtyard perpendicular to transition walls.			*			$	*		*

Unit Prices
Concrete pavers, installed			*			$	*		$ *
Sand base compacted			*			$	*		*
Metal edging			*			$	*		*
Special shape (describe)			*			*			*
Special shape (describe)			*			*			*
Fabric beneath sand base			*			*			*

PROJECT:	UNITED THERAPEUTICS	DATE:	2/7/2007
PACKAGE/TRADE :	Concrete	BID TAKER:	M. Tylee
SPEC SECTIONS:	313116/033053/033513/033713	DPR JOB #:	16-26002-01
BUDGET COMPARISON		PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name:	Blair Concrete Service		Miller and Long			State Utility Contractors			Southerland Assoc				Century Contractors
	Address:	6336 Oleander Drive		3801 Centurion Drive			4417 Old Charlotte Hwy			255 E. Hebron Street				5100 Smith Farm
	Location:	Wilmington, NC 28043		Garner, NC 27529			Monroe, NC 28111			Charlotte, NC 28273				Matthews, NC 28104
	Phone:	910-343-4316		919-831-2100			704-289-6400			704-527-4000				704-821-2234
	Fax:	910-343-4316		919-831-1141			704-282-0590			704-527-4459				0
	Contact:	Tracey Florence		Ben White			Reece Burger			Dean Kite				Manfred Helbig
	E-Mail:

	Units	Quantity	Amount	Quantity	Amount		Quantity	Amount		Quantity	Amount			Quantity	Amount
Bid Breakdown
Excavation and backfill	cy	6,569	*	7,500	*		32,500	$	*	7,500	$	*		12,620	$	*
Footings and grade beams	cy	1,909	*	1,881	*		1,500	$	*	1,800	$	*		2,249	$	*
Slab on grade and pits	cy	3,035	*	2,901	*		3,000	$	*	2,520	$	*		2,654	$	*
Elevated decks	cy	1,622	*	1,431	*		2,000	$	*	1,510	$	*		1,697	$	*
Additional concrete in elevated decks	cy	134	*	Lump Sum	*		No Bid	*		Lump Sum	$	*		Lump Sum	$	*
Reinforcing steel and WWM	tons	265	*	258	*		265	$	*	265	$	*		296	$	*
Aquarium foundation and walls	cy	46	*	21	*		50	$	*	35	$	*		28	$	*
Reflecting pools complete	ls	No Bid	*	1	*		No Bid	*		1	$	*		1	$	*
Site concrete	cy	1,026	*	1,007	*		900	$	*	950	$	*		1,281	$	*
Other - Walls & Piers	cy	174	*	N/A	*		Lump Sum	$	*	Lump Sum	$	*		*	*
Other - Pipe Bridge Piers & Pits	cy	243	*	N/A	*		N/A	*		Lump Sum	$	*		*	*
Other - 6000sf - Equipment Pads (Allowance)	cy	350	*	N/A	*		N/A	*		*	*			*	*
Total Base Bid			$ *		$ *			$	*		$	*			$	*
Post Bid Adjustments
Reflecting pools complete	ls	1	*	In Bid	$ (*	)	1	*		ls	$	(*	)
Additional concrete in elevated decks	ls	In Bid	*	In Bid	*		1	$	*	ls		*
Setting of sleeves	ls	In Bid	*	In Bid	*		1	$	*	ls	*
Perimeter Insulation - 2’ Around Perimeter	ls	1	$ *	In Bid	*		In Bid	*		1	$	*
Perimeter Toe Boards	ls	1	$ *	In Bid	*		In Bid	*		1	$	*
Caulking / Sealants For This scope Of Work	ls	1	$ *	In Bid	*		In Bid	*		ls	*
Hardners / Sealers	ls	1	$ *	In Bid	*		In Bid	*		ls	*
Shoring	ls	1	$ *		$ (*	)	1	$	*	1	$	*
Furnish Stair Nosings	ea		$ *		$ *			$	*	ls	*
Provide 6,000 SF of concrete pads	sf	6,000	*	6,000	*			$	*	ls	*
Provide specified vapor barriers / retarders vs 10 mill poly										ls	$	*
One Mobilization	ls	1	*	N/A	*		N/A	*		N/A	*
Foundation Drain Credit If Not Required	lf	0	*	3,000	$ (*	)	0	*		0	*

Post Bid Adjustments			$ *		$ (*	)		$	*		$	(*	)		$	*
COMPARISON TOTAL (Initial Contract Amount)			$ *		$ *			$	*		$	*			$	*

PROJECT:	UNITED THERAPEUTICS	DATE:	2/7/2007
PACKAGE/TRADE :	Concrete	BID TAKER:	M. Tylee
SPEC SECTIONS:	313116/033053/033513/033713	DPR JOB #:	16-26002-01
BUDGET COMPARISON		PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name:	Blair Concrete Service				Miller and Long				State Utility Contractors				Southerland Assoc				Century Contractors
	Address:	6336 Oleander Drive				3801 Centurion Drive				4417 Old Charlotte Hwy				255 E. Hebron Street				5100 Smith Farm
	Location:	Wilmington, NC 28043				Garner, NC 27529				Monroe, NC 28111				Charlotte, NC 28273				Matthews, NC 28104
	Phone:	910-343-4316				919-831-2100				704-289-6400				704-527-4000				704-821-2234
	Fax:	910-343-4316				919-831-1141				704-282-0590				704-527-4459				0
	Contact:	Tracey Florence				Ben White				Reece Burger				Dean Kite				Manfred Helbig
E-Mail:

	Units	Quantity	Amount			Quantity	Amount			Quantity	Amount			Quantity	Amount			Quantity	Amount
“Yet to Buy”
Mud slabs at pits			$	*			*				$	*			*
Kitchen slab			$	*			$	*			$	*			$	*
2” stone at slab on grade			$	*			$	*			$	*			$	*
Temporary stair landing			$	*			$	*			$	*			$	*
Membrane waterproofing at elevator pits			$	*			$	*			$	*			$	*
2” perimeter insulation			$	*			*				$	*			$	*
Concrete hardener			$	*			*				*				*
Concrete sealer			$	*			*				*				*
Stair nosing material 130 lf			$	*			$	*			$	*			$	*
Bike rack material 25 ea			$	*			$	*			$	*			$	*
Trench drain material 200 lf			$	*			*				*				*
Temporary heat for winter concrete			$	*			$	*			$	*			$	*
Toe boards at elevated slab perimeter and openings			$	*			*				*				$	*
Courtyard steps 135 lf (20 cy)			*				*				*				*
Concrete paver subslab 5200 sf			*				*				*				*
50 hour work week			*				*				*				*
60 hour work week			*				*				*				*
Final dimension changes due to equipment			$	*			$	*			$	*			$	*
Added post hoist slab depressions w/embed angle 3 ea			$	*			$	*			$	*			$	*
Reduced Glatt platform slab on metal deck by 240 sf			$	(*	)		$	(*	)		$	(*	)		$	(*	)
0			$	*			$	*			$	*			$	*

Subtotal “Yet to Buy”			$	*			$	*			$	*			$	*		$ *

LOR Amount = Contract Amount + “Yet To Buys”			$	*			$	*			$	*			$	*		$ *

PROJECT:	UNITED THERAPEUTICS	DATE:	2/7/2007
PACKAGE/TRADE :	Concrete	BID TAKER:	M. Tylee
SPEC SECTIONS:	313116/033053/033513/033713	DPR JOB #:	16-26002-01
BUDGET COMPARISON		PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name:	Blair Concrete Service				Miller and Long				State Utility Contractors					Southerland Assoc		Century Contractors
	Address:	6336 Oleander Drive				3801 Centurion Drive				4417 Old Charlotte Hwy					255 E. Hebron Street		5100 Smith Farm
	Location:	Wilmington, NC 28043				Garner, NC 27529				Monroe, NC 28111					Charlotte, NC 28273		Matthews, NC 28104
	Phone:	910-343-4316				919-831-2100				704-289-6400					704-527-4000		704-821-2234
	Fax:	910-343-4316				919-831-1141				704-282-0590					704-527-4459		0
	Contact:	Tracey Florence				Ben White				Reece Burger					Dean Kite		Manfred Helbig
E-Mail:

	Units	Quantity	Amount			Quantity	Amount			Quantity	Amount			Quantity	Amount		Quantity	Amount
Alternates
BOND:			$	*			$	*			*				*			$	*
In lieu of comp the slabs per struct dwgs - future kitchen			$	(*	)		$	(*	)		*				*			$	(*	)
2” lean concrete slab in kitchen held down 4”			$	*			$	*			$	(*	)		$ (*	)		$	*
4” topping slab on 2” lean concrete slab later trip			$	*			$	*			$	*			$ *			$	*
4” stone base over 2” stone base by others			$	*			$	*			$	*						$	*
Concrete sealer			*				$	(*	)		$	*			$ (*	)		$	(*	)
Loading platform foundation			$	*			$	*			$	*			$ *			*
Pit waterproofing			$	*			$	*			$	*			$ *			*

Unit Prices

PROJECT:	UNITED THERAPEUTICS	DATE:	2/13/2007
PACKAGE/TRADE :	Stone Setting	BID TAKER:	M. Tylee
SPEC SECTIONS:	044243	DPR JOB #:	16-26002-01
BUDGET COMPARISON		PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name:	David Allen Company			Carolina Stone Setting
	Address:	150 Rush Street			10315B Chapel Hill Rd
	Location:	Raleigh, NC 27603			Morrisville, NC 27560
	Phone:	919-821-7100			919-467-4692
	Fax:	919-821-7137			919-467-4660
	Contact:	Moss Cowart			Richard Hathaway
	E-Mail:

	Units	Quantity	Amount		Quantity	Amount			Quantity	Amount
Bid Breakdown
Exterior granite panels on stud framing	sf		$	*	2,974	$	*
Exterior granite panels on cast in place concrete	sf		$	*	2,617	$	*
Interior granite panels on stud framing	sf		$	*	134	$	*
Granite tile at pool ledge and sides	sf		*		1,724	$	*
Joint sealers	lf		*		6,039	$	*

Total Base Bid			$	*		$	*			$0
Post Bid Adjustments
8’ diameter aquarium			*			*

Post Bid Adjustments			$	*		$	*			$0
COMPARISON TOTAL (Initial Contract Amount)			$	*		$	*			$0
“Yet to Buy”

Final dimension changes due to measurements			*			*
8’ diameter aquarium			$	*		$	*
Joint sealants 6100 lf			$	*		*

Subtotal “Yet to Buy”			$	*		$	*			$0

LOR Amount = Contract Amount + “Yet To Buys”			$	*		$	*			$0

Alternates
BOND:			*			$	*

Delete granite tile at lobby ledge and pools			*			$	(*	)

Unit Prices
Granite pavers on mud base			$	*		$	*
Granite pavers on sand base			$	*		$	*

PROJECT:	UNITED THERAPEUTICS	DATE:	2/13/2007
PACKAGE/TRADE :	Masonry	BID TAKER:	M. Tylee
SPEC SECTIONS:	042200	DPR JOB #:	16-26002-01
BUDGET COMPARISON		PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name: Address: Location: Phone: Fax: Contact: E-Mail:	Brodie Contractors 3901 Computer Drive Raleigh, NC 27609 919-782-2482 919-782-2062 Doug Gray			Moxley Masonry 5109B Unicon Drive Wake Forest, NC 27587 919-562-2020 919-562-4044 Joe Mandato			Whitman Masonry 120 E. Main Street Benson, NC 27504 919-894-8511 919-894-1756 Doug Burton				Joyner Masonry 104 Parcel Stree Greenville, NC 27834 252-752-1578 252-752-9010 John Thienpont
	Units	Quantity	Amount		Quantity	Amount		Quantity	Amount			Quantity	Amount
Bid Breakdown
Interior masonry	ea		*			$	*	18,500	$	*			$	*
Exterior masonry	ea					$	*	5,600	$	*
Dowel replacement	ea					$	*	65	$	*
Scaffolding	ls					$	*		$	*
Stand alone mockup	ea					$	*		$	*
Patching and openings	ls					$	*		$	*
Composite cleanup	ls					$	*	incl
Caulking	ls								$	*

Total Base Bid			$	*		$	*		$	*			$	*
Post Bid Adjustments

Post Bid Adjustments			$	*		$	*		$	*			$	*
COMPARISON TOTAL (Initial Contract Amount)			$	*		$	*		$	*			$	*
“Yet to Buy”

Framed openings for trades			$	*		$	*		$	*			$	*
Miscellaneous structural supports			$	*		$	*		$	*			$	*

Subtotal “Yet to Buy”			$	*		$	*		$	*			$	*

LOR Amount = Contract Amount + “Yet To Buys”			$	*		$	*		$	*			$	*

Alternates
BOND:			$	*		$	*		$	*			$	*

Change exterior masonry from gray ground face to gray standard masonry.			$	*		*			$	(*	)		$	(*	)

Unit Prices
None			$	*		$	*		$	*			$	*

PROJECT:	UNITED THERAPEUTICS	DATE:	2/6/2007
PACKAGE/TRADE :	Structural and Misc Steel	BID TAKER:	M. Tylee
SPEC SECTIONS:	051200/052100/055000/053100/	DPR JOB #:	16-26002-01
BUDGET COMPARISON		PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name: Address: Location: Phone: Fax: Contact: E-Mail:	Steel Fab of VA 3721 S. Amherst Hwy. Madison Heights, VA 24572 434-929-0667 434-929-0667 Ken Hudnall bhardin@steelfab-inc.com			South Carolina Steel 113 E. Warehouse Court Taylors, SC 29687 864-244-2860 864-244-8776 Richard Tucker richard.tucker@cmcsg.com			Weldon Steel 101 Kennametal Road Weldon, NC 27890 252-536-2113 252-536-2866 Kris Neal kneal@weldonsteel.com
	Units	Quantity	Amount		Quantity	Amount		Quantity	Amount
Bid Breakdown
Structural Steel	tons	1,591	$	*		$	*		$	*
Metal Roof Deck	sq	1,198	$	*
Metal Floor Deck	sq	930	$	*
Erect Structural Steel	ls	1	$	*
Erect Miscellaneous Steel	ls	1	$	*
Furnish Miscellaneous Steel	ls	1	$	*
Miscellaneous Steel Allowed	ls	1	$	*
Engineering/Shop Drawings	ls	1	$	*

Total Base Bid			$	*		$	*		$	*
Post Bid Adjustments
Hold price for 60 days			$	*		$	*		*
Steel touchup			$	*		*			*
Vented deck for lightweight insulating concrete			$	*		*			$	*
Perimeter cable rail at roofs			$	*		*			$	*
Anchor bolt survey			$	*		*			$	*

Post Bid Adjustments			$	*		$	*		$	*
COMPARISON TOTAL (Initial Contract Amount)			$	*		$	*		$	*

PROJECT:	UNITED THERAPEUTICS	DATE:	2/6/2007
PACKAGE/TRADE :	Structural and Misc Steel	BID TAKER:	M. Tylee
SPEC SECTIONS:	051200/052100/055000/053100/	DPR JOB #:	16-26002-01
BUDGET COMPARISON		PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name: Address: Location: Phone: Fax: Contact: E-Mail:	Steel Fab of VA 3721 S. Amherst Hwy. Madison Heights, VA 24572 434-929-0667 434-929-0667 Ken Hudnall bhardin@steelfab-inc.com		South Carolina Steel 113 E. Warehouse Court Taylors, SC 29687 864-244-2860 864-244-8776 Richard Tucker richard.tucker@cmcsg.com			Weldon Steel 101 Kennametal Road Weldon, NC 27890 252-536-2113 252-536-2866 Kris Neal kneal@weldonsteel.com
	Units	Quantity	Amount	Quantity	Amount		Quantity	Amount
“Yet to Buy”

Second erection of Glatt area steel after Glatts in			$ *		*			$	*
Touch up paint			*		$	*		$	*
Final dimension changes due to equipment			$ *		$	*		$	*
Steel supports and removal at skylights 12 each			$ *		$	*		$	*
Perimeter cable at roofs			*		$	*		$	*
Roof deck for lightweight concrete			*		*			*
Temporary roof openings for Glatts			$ *		*			$	*
Install lavatory top supports 106 lf			*		$	*		*
Install SS posts at reception and lobby			*		*			*
Install elevator sill angles 40 lf			$ *		$	*		*
Install elevator pit ladders 2 ea			*		$	*		*
Install stainless steel door jambs			*		*			*
Install carbon steel door jambs			*		*			*

Furnish 44 stainless steel posts for Serving Line cabinets			$ *		$	*		$	*
Lift for steel testing			*		*			*
Embed angles at scale pits			*		*			*
Furnish embed angles at post hoist pits 63 lf			$ *		$	*		$	*
Steel changes at Glatts			$ *		$	*		$	*
Install top of CMU tube and plate 92 lf			*		$	*		*
Install top of CMU brace angle 160 ea			*		$	*		*
Catwalks 88 lf			$ *		$	*		$	*

Subtotal “Yet to Buy”			$ *		$	*		$	*

LOR Amount = Contract Amount + “Yet To Buys”			$ *		$	*		$	*

PROJECT:	UNITED THERAPEUTICS	DATE:	2/6/2007
PACKAGE/TRADE :	Structural and Misc Steel	BID TAKER:	M. Tylee
SPEC SECTIONS:	051200/052100/055000/053100/	DPR JOB #:	16-26002-01
BUDGET COMPARISON		PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name: Address: Location: Phone: Fax: Contact: E-Mail:	Steel Fab of VA 3721 S. Amherst Hwy. Madison Heights, VA 24572 434-929-0667 434-929-0667 Ken Hudnall bhardin@steelfab-inc.com			South Carolina Steel 113 E. Warehouse Court Taylors, SC 29687 864-244-2860 864-244-8776 Richard Tucker richard.tucker@cmcsg.com			Weldon Steel 101 Kennametal Road Weldon, NC 27890 252-536-2113 252-536-2866 Kris Neal kneal@weldonsteel.com
	Units	Quantity	Amount		Quantity	Amount		Quantity	Amount
Alternates
BOND:			$	*		$	*		$	*

Intumescent Fireproofing Shop Topcoat			*			*			*
Warehouse steel to start 07/31/07			*			$	*		*
50 hour work week M-F			$	*		$	*		*
60 hour work week M-S			$	*		$	*		*

Unit Prices
6” pipe bollards			$	*		$	*		$	*
18” high Wildeck railing			$	*		$	*		$	*
44” high Wildeck railing			$	*		$	*		$	*
Floor guardrail at sliding doors			$	*		$	*		$	*

PROJECT:	UNITED THERAPEUTICS	DATE:	2/15/2007
PACKAGE/TRADE :	Millwork	BID TAKER:	M. Tylee
SPEC SECTIONS:	062023/064023/066513/097513	DPR JOB #:	16-26002-01
BUDGET COMPARISON		PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name: Address: Location: Phone: Fax: Contact: E-Mail:	Summum Woodwork 420 Du Marche, Ste 20 St. Jerome, Quebec, CAN 450-431-4541 450-565-3623 Simon LeCroix			Allegheny Millwork 104 Commerce Blvd Lawrence, PA 15055 410-721-1356 724-820-1372 Mike Chambers			Cleora Sterling 616 Highway 54 West Chapel Hill, NC 27516 919-967-8988 919-967-0447 Tim Lloyd

	Units	Quantity	Amount		Quantity	Amount		Quantity	Amount
Bid Breakdown
Solid surface wall panels	sf	9,590	$	*		$	*		$	*
Toilet Rooms	sf		$	*		$	*		$	*
Reception areas and lobby	sf		$	*		$	*		$	*
Cafeteria and Coffee Bar	sf		$	*		$	*		$	*
General cabinets and counters	lf		$	*		$	*		$	*
Wall panels	ls	3,970	$	*		*			$	*
Window seats, wood	ls	136	$	*		$	*		$	*
Window seats, curved solid surface	ls	68	$	*
Other	ls					$	*		$	*

Total Base Bid			$	*		$	*		$	*
Post Bid Adjustments
Protection of work			$	*		$	*		$	*
Stainless steel legs in Serving			$	*		$	*		$	*
Safety requirements			$	*		$	*		$	*
			$	*		$	*		$	*
Post Bid Adjustments			$	*		$	*		$	*
COMPARISON TOTAL (Initial Contract Amount)			$	*		$	*		$	*
“Yet to Buy”

Final dimension changes due to Cafeteria vendor			$	*		$	*		$	*
Glass countertop at Lobby 11101			*			*			*
No urea formaldehyde in MDF and particleboard			$	*		$	*		$	*
FSC certified lumber			*			$	*		*
Wall panels			*			$	*		*
Faucet and soap dispenser grommets			*			*			$	*
Tray guides			$	*		$	*		*
Stair rail caps			*			$	*		*
Sneeze guard, glass counters and shelves			$	*		$	*		$	*

Subtotal “Yet to Buy”			$	*		$	*		$	*

LOR Amount = Contract Amount + “Yet To Buys”			$	*		$	*		$	*

PROJECT:	UNITED THERAPEUTICS	DATE:	2/15/2007
PACKAGE/TRADE :	Millwork	BID TAKER:	M. Tylee
SPEC SECTIONS:	062023/064023/066513/097513	DPR JOB #:	16-26002-01
BUDGET COMPARISON		PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name: Address: Location: Phone: Fax: Contact: E-Mail:	Summum Woodwork 420 Du Marche, Ste 20 St. Jerome, Quebec, CAN 450-431-4541 450-565-3623 Simon LeCroix		Allegheny Millwork 104 Commerce Blvd Lawrence, PA 15055 410-721-1356 724-820-1372 Mike Chambers		Cleora Sterling 616 Highway 54 West Chapel Hill, NC 27516 919-967-8988 919-967-0447 Tim Lloyd

	Units	Quantity	Amount	Quantity	Amount	Quantity	Amount
Alternates
BOND:			*		$ *		$	*

Furnish and install sneeze guards			*		*		$	*
Furnish and install glass shelves at wet bars			*		*		$	*
Furnish and install glass partition at serving line			*		*		*
Furnish and install glass countertop at lobby reception			*		*		$	*
Furnish and install glass shelves at reception areas			*		*		$	*
MDF and particle board without urea formaldehyde			*		$ *		$	*

Unit Prices
Wood panels			$ *		$ *		$	*
Solid polymer wall panels			$ *		$ *		$	*

PROJECT:	UNITED THERAPEUTICS	DATE:	2/15/2007
PACKAGE/TRADE :	Waterproofing and Caulking	BID TAKER:	M. Tylee
SPEC SECTIONS:	071353/079200	DPR JOB #:	16-26002-01
BUDGET COMPARISON		PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name: Address: Location: Phone: Fax: Contact: E-Mail:	ABG Caulking & Waterproofing 3407 W. Andrew Johnson Hwy Morristown, TN 37814 423-587-0638 423-587-3921 Scott Shaw			Seager Waterproofing			Watertight Systems

	Units	Quantity	Amount		Quantity	Amount		Quantity	Amount
Bid Breakdown
Elastomeric sheet waterproofing	sf	500	$	*		*			*
Concrete floor joints	sf	14,404	$	*
Masonry control joints and top of wall	sf	4,275	$	*
Steel window frames	sf	2,068	$	*
Special doors	lf	15	$	*
Granite	ls	6,100	*
Personnel doors	ls	250	$	*
Inside corner coves	ls	11,348	*
Glatt closures	ls	115	*
Cabinet trim	ls		*
Solid surface wall cladding	ls	7,238	*
Fire extinguishers	ls		*

Total Base Bid			$	*		$	*		$	*
Post Bid Adjustments
Clean build for cGMP			$	*
Concrete pavement caulking			$	*
Cleanup			$	*

Post Bid Adjustments			$	*		$	*		$	*
COMPARISON TOTAL (Initial Contract Amount)			$	*		$	*		$	*
“Yet to Buy”

Granite			*			$	*		$	*
Coves 11348 lf			$	*		$	*		$	*
cGMP sealants 5,000 lf			$	*		$	*		$	*
Solid surface cladding			*			$	*		$	*

Subtotal “Yet to Buy”			$	*		$	*		$	*

LOR Amount = Contract Amount + “Yet To Buys”			$	*		$	*		$	*

PROJECT:	UNITED THERAPEUTICS	DATE:	2/15/2007
PACKAGE/TRADE :	Waterproofing and Caulking	BID TAKER:	M. Tylee
SPEC SECTIONS:	071353/079200	DPR JOB #:	16-26002-01
BUDGET COMPARISON		PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name: Address: Location: Phone: Fax: Contact: E-Mail:	ABG Caulking & Waterproofing 3407 W. Andrew Johnson Hwy Morristown, TN 37814 423-587-0638 423-587-3921 Scott Shaw			Seager Waterproofing			Watertight Systems

	Units	Quantity	Amount		Quantity	Amount		Quantity	Amount
Alternates
BOND:			$	*		$	*		$	*

Bentonite at elevator pits in lieu of sheet membrane			$	*		$	*		$	*
Crystalline inside elevator pits			$	*		$	*		$	*
Waterproofing beneath pools			$	*		$	*		$	*
Delete solid surface caulking			*			$	*		$	*
Delete granite caulking			*			$	*		$	*
Provide sandwich slab waterproofing at balcony slab			$	*		$	*		$	*
$
Unit Prices
Elastomeric waterproofing			$	*		$	*		$	*
cGMP caulking			$	*		$	*		$	*
General caulking			$	*		$	*		$	*
Masonry control joints			$	*		$	*		$	*
Floor joints			$	*		$	*		$	*
Special door frames			$	*		$	*		$	*
Personnel door frames			$	*		$	*		$	*
Crystalline waterproofing			$	*		$	*		$	*

PROJECT:	UNITED THERAPEUTICS	DATE:	2/20/2007
PACKAGE/TRADE :	Fireproofing	BID TAKER:	M. Tylee
SPEC SECTIONS:	078100	DPR JOB #:	16-26002-01
BUDGET COMPARISON		PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name: Address: Location: Phone: Fax: Contact: E-Mail:	Metro Dynamic 281 N. Swarthmore Ave. Swarthmore, PA 19081 410-440-3272 410-465-3670 Frank Magee			Warco 3809 Weona Ave. Charlotte, NC 28209 704-521-5200 704-521-5199 Jim Tolman

	Units	Quantity	Amount		Quantity	Amount		Quantity	Amount
Bid Breakdown
Intumescent fireproofing exposed	sf		$	*		*
Intumescent fireproofing concealed	sf		*

Total Base Bid			$	*		$	*		$0
Post Bid Adjustments

Post Bid Adjustments			$	*		$	*		$0
COMPARISON TOTAL (Initial Contract Amount)			$	*		$	*		$0
“Yet to Buy”

Subtotal “Yet to Buy”			$	*		$	*		$0

LOR Amount = Contract Amount + “Yet To Buys”			$	*		$	*		$0

Alternates
BOND:			$	*		$	*		$0

Shop primer at steel fabricator’s shop			*			$	*		$0

Unit Prices

PROJECT:	UNITED THERAPEUTICS	DATE:	2/12/2007
PACKAGE/TRADE :	Metal Panels	BID TAKER:	M. Tylee
SPEC SECTIONS:	054000/072100/074212/074243/	DPR JOB #:	16-26002-01
BUDGET COMPARISON		PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name:	SPS Corporation				SECO				Ranger Glass
	Address:	1229 Perry Road				7308 Van Claybon Dr.				19031 Aldine Westfield
	Location:	Apex, NC 27502				Apex, NC 27523				Houston, TX 71111
	Phone:	919-367-8885				919-387-6577				281-821-3777
	Fax:	919-367-0179				919-387-1626				281-821-3785
	Contact:	Bob Murphy				Rob Drane				Omar Maalouf
E-Mail:

	Units	Quantity	Amount			Quantity	Amount			Quantity	Amount
Bid Breakdown
Insulated panels	sf	63,500	$	*		53,700	$	*			*
Composite wall panels	sf	44,109	$	*		41,200	$	*
Louvers	sf	504	$	*		504	$	*
Integral window system without glass	sf	1,500	$	*		1,500	$	*
Coping material	lf	4,300	$	*		1	$	*
Steel Framing	ls	1	$	*		1	$	*
Stainless steel column and beam covers	ls	1	*			1	$	*
Other	ls						$	*

Total Base Bid			$	*			$	*			$	*
Post Bid Adjustments
Second mobilization to complete construction openings			$	*			*

Post Bid Adjustments			$	*			$	*			$	*
COMPARISON TOTAL (Initial Contract Amount)			$	*			$	*			$	*
“Yet to Buy”

50 work week			$	*			$	*			$	*
Second mobilization to complete construction openings			*				$	*			$	*
Lobby stainless steel panels and studs 448 sf			$	*			$	*			$	*

Subtotal “Yet to Buy”			$	*			$	*			$	*

LOR Amount = Contract Amount + “Yet To Buys”			$	*			$	*			$	*

Alternates
BOND:			$	*			$	*

Provide all glass in integral windows			$	*			$	*
Alternate metal panel manufacturer			$	(*	)		$	(*	)
Add for glass and glazing per CP016			*				*
50 hour work week			$	*			*
60 hour work week			$	*			*

Unit Prices
Additional exterior wall penetrations			$	*			*

PROJECT:	UNITED THERAPEUTICS	DATE:	2/12/2007
PACKAGE/TRADE :	Roofing and Skylights	BID TAKER:	M. Tylee
SPEC SECTIONS:	072100/075323/077129	DPR JOB #:	16-26002-01
BUDGET COMPARISON		PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name:	Baker Roofing			Burns & Scalo			Hamlin Roofing			Service Roofing			Peach State Roofing
	Address:	517 Mercury Street			22 Rutgers Road			1411 W. Garner Road			3317 Hobby Court			4520 Preslyn Drive
	Location:	Raleigh, NC 27603			Pittsburgh, PA 15205			Garner, NC 27529			Raleigh, NC 27604			Raleigh, NC 27616
	Phone:	919-829-2975			800-622-4336			919-772-8780			919-873-0370			919-878-6134
	Fax:	919-828-9352			412-928-8702			919-779-5768			919-873-9450			919-878-6135
	Contact:	Bruce Harrington			Mark			Tom Fissel			Hank Redeker			Daniel Lopez
	E-Mail:	mikenorton@davidallen.com

	Units	Quantity	Amount		Quantity	Amount		Quantity	Amount		Quantity	Amount		Quantity	Amount
Bid Breakdown
Roofing and Sheet Metal	sf		$	*	121,800	$	*	122,800	$	*		*		1	$	*
Skylights	ea		$	*	10	$	*	10	$	*					$	*
Gutters and downspouts	lf		$	*	750	$	*	750	$	*					$	*
Wood blocking	lf		$	*	21,750	$	*	17,500	$	*					$	*
Other	lf		$	*					$	*

Total Base Bid			$	*		$	*		$	*		$	*		$	*
Post Bid Adjustments
Lightweight insulating concrete on metal deck			$	*		$	*		*						$	*
Mobile guardrail			$	*		$	*		$	*					$	*
Temporary roof openings			$	*		$	*		$	*					$	*
Temporary roof landings			$	*		$	*		$	*					$	*
Second mobilization to complete construction openings			$	*		$	*		$	*					$	*

Post Bid Adjustments			$	*		$	*		$	*		$	*		$	*
COMPARISON TOTAL (Initial Contract Amount)			$	*		$	*		$	*		$	*		$	*
“Yet to Buy”

Walkway pads 4000 lf			*			*			*						*
Roof curb flashing 650 lf			$	*		$	*		$	*		$	*		$	*
Plumbing roof vents 80 ea			$	*		$	*		$	*		$	*		$	*
Process roof vents 50 ea			$	*		$	*		$	*		$	*		$	*
Temporary roof membrane			$	*		$	*		$	*		$	*		$	*
Wood blocking			*			*			*			$	*		$	*

Subtotal “Yet to Buy”			$	*		$	*		$	*		$	*		$	*

LOR Amount = Contract Amount + “Yet To Buys”			$	*		$	*		$	*		$	*		$	*

PROJECT:	UNITED THERAPEUTICS	DATE:	2/12/2007
PACKAGE/TRADE :	Roofing and Skylights	BID TAKER:	M. Tylee
SPEC SECTIONS:	072100/075323/077129	DPR JOB #:	16-26002-01
BUDGET COMPARISON		PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name:	Baker Roofing				Burns & Scalo				Hamlin Roofing				Service Roofing			Peach State Roofing
	Address:	517 Mercury Street				22 Rutgers Road				1411 W. Garner Road				3317 Hobby Court			4520 Preslyn Drive
	Location:	Raleigh, NC 27603				Pittsburgh, PA 15205				Garner, NC 27529				Raleigh, NC 27604			Raleigh, NC 27616
	Phone:	919-829-2975				800-622-4336				919-772-8780				919-873-0370			919-878-6134
	Fax:	919-828-9352				412-928-8702				919-779-5768				919-873-9450			919-878-6135
	Contact:	Bruce Harrington				Mark				Tom Fissel				Hank Redeker			Daniel Lopez
	E-Mail:	mikenorton@davidallen.com

	Units	Quantity	Amount			Quantity	Amount			Quantity	Amount			Quantity	Amount		Quantity	Amount
Alternates
BOND:			$	*			$	*			$	*			$	*		$	*
											*		%
Carlisle 60 mil white TPO			$	(*	)		$	(*	)		$	(*	)		$	*		$	(*	)
20 year total system warranty			*				$	*			*				$	*		$	*
Adhered 60 mil EPDM from alternate manufacturer			*				*				*				$	*		$	*
Adhered 60 mil white TPO from alternate manufacture			$	(*	)		*				*				$	*		*
50 hour work week			$	*				*			*				$	*		*
60 hour work week			$	*				*			*				$	*		*

Unit Prices
Walkway padsper ea			$	*			$	*			$	*			$	*		$	*
Vent thru roofper ea			$	*			$	*			$	*			$	*		$	*
Curb flashingper lf			$	*			$	*			$	*			$	*		*
Roof hatchper ea			*				$	*			$	*			$	*		$	*
Pipe penetratioinper ea			$	*			$	*			$	*			$	*		$	*
Temporary roof membraneper sf			$	*			$	*			$	*			$	*		$	*
Remove/replace damaged roofper sf			$	*			$	*			$	*			$	*		$	*

PROJECT:	UNITED THERAPEUTICS	DATE:	2/19/2007
PACKAGE/TRADE :	Doors and Hardware	BID TAKER:	M. Tylee
SPEC SECTIONS:	081113/081613/081416	DPR JOB #:	16-26002-01
BUDGET COMPARISON	085123/087111/087113	PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name:	Engineering Specialties				J.S. Archer Co.			Martin Architectural				C.H. Edwards
	Address:	801 Mt. Vernon Rd.				10466 Dow-Gil Rd.			511 E. Chatham St.				4005 S. Memorial Drive
	Location:	Raleigh, NC 27607				Ashland, VA 23005			Cary, NC 27511				Greenville, NC 27834
	Phone:	919-851-8448				301-920-1435			919-469-9661				252-756-8500
	Fax:	919-851-8073				301-920-1435			919-469-9630				252-756-3884
	Contact:	Bob Betz				Cindy Alonso			Steve Newburg				Shep Edwards
E-Mail:

	Units	Quantity	Amount			Quantity	Amount		Quantity	Amount			Quantity	Amount
Bid Breakdown
Hollow Metal Frames	ea	151	$	*		86	$	*	143	$	*		202	$	*
Hollow Metal Doors	ea	111	$	*		96	$	*	89	$	*		91	$	*
Flush Wood Doors	ea	142	$	*		143	$	*	143	$	*		148	$	*
FRP Personnel Doors	leaves	94	$	*			*		94	$	*		93	$	*
Hardware	ea		$	*		414	$	*	417	$	*		332	$	*
Steel Windows	ea	22	$	*		22	$	*	22	$	*		21	$	*
Installation	ls	1	$	*		1	$	*	1	$	*		1	$	*
Temporary Doors	ls								20	$	*		20	$	*

Total Base Bid			$	*			$	*		$	*			$	*
Post Bid Adjustments
FRP Personnel Doors			*				*			*				*
Temporary Doors			*				*			*				*

Post Bid Adjustments			$	*			$	*		$	*			$	*
COMPARISON TOTAL (Initial Contract Amount)			$	*			$	*		$	*			$	*
“Yet to Buy”

Door adjustments			$	*			$	*		$	*			$	*
FRP Personnel Doors			*				$	*		*				*

Subtotal “Yet to Buy”			$	*			$	*		$	*			$	*

LOR Amount = Contract Amount + “Yet To Buys”			$	*			$	*		$	*			$	*

Alternates
BOND:			$	*			$	*		$	*			$	*

Alternate FRP door manufacturer			$	(*	)		*			$	(*	)		$	(*	)
Install permanent cores rather than deliver to Owner			$	*			*			$	*			$	*
Alternate HM door manufacturer			*				*			$	(*	)		*

Unit Prices

PROJECT:	UNITED THERAPEUTICS	DATE:	2/21/2007
PACKAGE/TRADE :	Specialty Doors	BID TAKER:	M. Tylee
SPEC SECTIONS:	083000, 083323,083326,111300	DPR JOB #:	16-26002-01
BUDGET COMPARISON		PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name:	Loading Dock Systems of the Carolinas			ASI Technologies		Passport Door & Dock Systems		Dougherty Equipment			Arbon Equipment
	Address:	ALTERNATE BID
Location:
	Phone:	919 329 8203			760 518 8692		919 639 0334
	Fax:	919 329 8205			727 864 3585		919 639 8939
	Contact:	Jeff Cannon			Jeff Frederick		Mark Kolosky		Ken Woods			James Gardner
E-Mail:

	Units	Quantity	Amount		Quantity	Amount	Quantity	Amount	Quantity	Amount		Quantity	Amount
Bid Breakdown
083000 Horizontal Sliding [ASI Technologies]	18		*		18	$ *		*		*			*
083000 Aluminum Rollup Door [ASI Technologies]	6		*		6	$ *		*		*			*
083000 Medium Duty Service Door [Chase Industries]			*			*		*		*			*
083000 Fabric Rollup Doors [Nergeco]	13		*			*	13	$ *		*			*
083323 Rollup Service Door [Overhead Door or Raynor]	10		*			*		*		*			*
083323 Coiling Fire Shutter [Overhead Door or Raynor]	8		*			*		*		*			*
083323 Fire Counter Shutter [Overhead Door or Raynor]	2		*			*		*		*			*
083326 Coiling Security Grilles [OH Door or Raynor]	3		*			*		*		*			*
111300 Loading Dock Equipment [Rite Hite, McGuire, Pentalift]	3		*			*		*		*		3	$	*

Total Base Bid			$	*		$ *		$ *		$	*		$	*
Post Bid Adjustments
Furnish and install stainless steel door jambs						*		$ *					$	*
Furnish and install stainless steel covers						*		$ *					$	*
Control wiring						*		$ *					$	*
Sales tax						$ *		*					*

Post Bid Adjustments			$	*		$ *		$ *		$	*		$	*
COMPARISON TOTAL (Initial Contract Amount)			$	*		$ *		$ *		$	*		$	*
“Yet to Buy”
Furnish and install stainless steel door jambs			$	*		*		$ *		$	*		$	*
Furnish and install stainless steel covers			$	*		*		*		$	*		$	*
Control wiring			$	*		*		*		$	*		$	*
Sales tax			$	*		$ *		*		$	*		*
Caulk door frames and covers			$	*		*		*		$	*		*

Subtotal “Yet to Buy”			$	*		$ *		$ *		$	*		$	*

LOR Amount = Contract Amount + “Yet To Buys”			$	*		$ *		$ *		$	*		$	*

PROJECT:	UNITED THERAPEUTICS	DATE:	2/21/2007
PACKAGE/TRADE :	Specialty Doors	BID TAKER:	M. Tylee
SPEC SECTIONS:	083000, 083323,083326,111300	DPR JOB #:	16-26002-01
BUDGET COMPARISON		PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name:	Loading Dock Systems of the Carolinas			ASI Technologies				Passport Door & Dock Systems			Dougherty Equipment			Arbon Equipment
	Address:	ALTERNATE BID
Location:
	Phone:	919 329 8203			760 518 8692				919 639 0334
	Fax:	919 329 8205			727 864 3585				919 639 8939
	Contact:	Jeff Cannon			Jeff Frederick				Mark Kolosky			Ken Woods			James Gardner
E-Mail:

	Units	Quantity	Amount		Quantity	Amount			Quantity	Amount		Quantity	Amount		Quantity	Amount
Alternates
BOND:			$	*		$	*			$	*		$	*		$	*
			$	*		$	*			$	*		$	*		$	*
Alt. Horizontal sliding Cleanseal 150 LXP			$	*		$	(*	)		$	*		$	*		$	*
Alt. Fabric rollup Cleanseal 115S			$	*		$	*			$	*		$	*		$	*
Alt. Stainless steel door jambs			$	*		*				$	*		$	*		$	*
Alt. Counter shutters by Cornell 2 ea			$	*		$	*			$	*		$	*		$	*
Alt. Rolling steel fire doors by Cornell 8 ea			*			$	*			*			$	*		$	*
Alt. Rolling steel doors by Cornell 10 ea			*			$	*			*			$	*		$	*
Alt. Security grilles by Cornell 3 ea			*			$	*			*			$	*		$	*
Alt. Stainless steel door jambs			$	*		$	*			$	*		$	*		$	*
Alt. Counter shutters by Cookson 1 ea			$	*		$	*			$	*		$	*		$	*
Alt. Rolling steel fire doors by Cookson 9 ea			$	*		$	*			$	*		$	*		*
Alt. Rolling steel doors by Cookson 8 ea			$	*		$	*			$	*		$	*		*
Alt. Security grilles by Cookson 3 ea			$	*		$	*			$	*		$	*		*
Alt. Stainless steel door jambs			$	*		$	*			$	*		$	*		$	*
Alt. Fabric rollup Protecdor by Rite Hite			$	*		$	*			$	*		$	*		$	*
Alt. Stainless steel door jambs			$	*		$	*			$	*		$	*		$	*
Alt. Horizontal sliding Chase Durus 18 ea			$	*		$	*			$	*		$	*		$	*
Alt. Fabric rollup R-Bac 14 ea			$	*		$	*			$	*		*			$	*
Alt. Aluminum rollup doors by Rytec 6 ea			$	*		$	*			$	*		*			$	*
Alt. Stainless steel door jambs			$	*		$	*			$	*		$	*		$	*
Alt. Kelley hydraulic dock levelers 3 ea			$	*		$	*			$	*		$	*		$	*
Alt. Kelley truck restraints 3 ea			*			$	*			$	*		$	*		$	*
Alt. Kelley dock seals 3 ea			*			$	*			$	*		$	*		$	*
Alt. Serco hydraulic dock levelers 3 ea			$	*		$	*			$	*		$	*		$	*
Alt. Serco truck restraints 3 ea			$	*		$	*			*			$	*		$	*
Alt. Serco dock seals 3 ea			$	*		$	*			*			$	*		$	*
Alt. Poweramp hydraulic dock levelers 3 ea			$	*		$	*			$	*		$	*		$	*
Alt. Poweramp truck restraints 3 ea			$	*		$	*			$	*		*			$	*
Alt. Poweramp dock seals 3 ea			$	*		$	*			$	*		*			$	*

Unit Prices

PROJECT:	UNITED THERAPEUTICS	DATE:	2/13/2007
PACKAGE/TRADE :	Glass and Glazing	BID TAKER:	M. Tylee
SPEC SECTIONS:	072100/084100/084233/084413	DPR JOB #:	16-26002-01
BUDGET COMPARISON	084426/085123/088000/088400	PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name:	SPS Corporation			Galaxy Glass			Ranger Glass
	Address:	1229 Perry Road			300 E. Industrial Park Dr			19031 Aldine Westfield
	Location:	Apex, NC 27502			Manchester, NH 03109			Houston, TX 71111
	Phone:	919-367-8885			603-626-1800			281-821-3777
	Fax:	919-367-0179			603-626-1830			281-821-3785
	Contact:	John Lynn			Steve Amacio			Omar Maalouf
E-Mail:

	Units	Quantity	Amount		Quantity	Amount		Quantity	Amount
Bid Breakdown
Curtainwall and exterior storefront	sf		$	*		*		29,000	$	*
Interior storefront	sf		$	*				24,000	$	*
Revolving doors	sf	2	$	*				2	$	*
Integral window system glass only	sf	1,656	$	*				1,626	$	*
Door lites	sf	72	$	*					$	*
Glass in steel window frames	sf		$	*				770	$	*
Final cleaning	sf		$	*					$	*
Sneeze guard, glass shelves, glass ptn, glass counter	ls								$	*

Total Base Bid			$	*		$	*		$	*
Post Bid Adjustments

Post Bid Adjustments			$	*		$	*		$	*

COMPARISON TOTAL (Initial Contract Amount)			$	*		$	*		$	*
“Yet to Buy”

Final cleaning			*			$	*		*
Base flashing			*			$	*		*
Field tests			*			$	*		*
Factory tests			*			$	*		*

Subtotal “Yet to Buy”			$	*		$	*		$	*

LOR Amount = Contract Amount + “Yet To Buys”			$	*		$	*		$	*

PROJECT:	UNITED THERAPEUTICS	DATE:	2/13/2007
PACKAGE/TRADE :	Glass and Glazing	BID TAKER:	M. Tylee
SPEC SECTIONS:	072100/084100/084233/084413	DPR JOB #:	16-26002-01
BUDGET COMPARISON	084426/085123/088000/088400	PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name:	SPS Corporation		Galaxy Glass				Ranger Glass
	Address:	1229 Perry Road		300 E. Industrial Park Dr				19031 Aldine Westfield
	Location:	Apex, NC 27502		Manchester, NH 03109				Houston, TX 71111
	Phone:	919-367-8885		603-626-1800				281-821-3777
	Fax:	919-367-0179		603-626-1830				281-821-3785
	Contact:	John Lynn		Steve Amacio				Omar Maalouf
E-Mail:

	Units	Quantity	Amount	Quantity	Amount		Quantity	Amount
Alternates
BOND:		$ *			$	*		$ *

Provide all glass in integral windows		$ *			$	*		$ *
Alternate metal panel manufacturer		*			$	*		*
Curtainwall and metal panel combination		*			$	*		*
Delete Sneeze guards		*			$	*		$ (* )
Delete Glass shelves at wet bars		*			$	*		$ (* )
Delete Glass partition at beverage		*			$	*		*
Delete Glass countertop at lobby		*			$	*		$ (* )
Delete Glass shelves at reception		*			$	*		*
50 hour work week		$ *			$	*		*
60 hour work week		$ *			$	*		*
					$	*
Unit Prices
Head and sill flashing		*			$	*		*
Base flashing		*			$	*		*
Joint sealant		*			$	*		*

PROJECT:	UNITED THERAPEUTICS	DATE:	2/14/2007
PACKAGE/TRADE :	Drywall	BID TAKER:	M. Tylee
SPEC SECTIONS:	054000/072100/083113/085123	DPR JOB #:	16-26002-01
BUDGET COMPARISON	092116.23/092213/092900/097513	PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name:	Environamics			Precision Walls			Shields, Inc.
	Address:	1401 Freedom Drive			1230 NE Maynard Road			2625 Hope Church Rd
	Location:	Charlotte, NC 28208			Cary, NC 27513			Winston Salem, NC 27103
	Phone:	704-376-3613			919-832-0380			336-765-9040
	Fax:	704-376-0246			919-459-2982			336-765-3715
	Contact:	Lou Santospago			Matt Chance			Mike Chambers
E-Mail:

	Units	Quantity	Amount		Quantity	Amount		Quantity	Amount
Bid Breakdown
Drywall partitions	sf	471,683	$	*		$	*		$	*
Drywall ceilings and soffits	sf	16,105	$	*				40,754	$	*
Install HM door and window frames	sf	229	$	*				242	$	*
Install metal deck on terraces	sf	1	$	*				2,500	$	*
Interior preformed coves	sf	5,674	$	*				292	$	*
Temporary doors	sf	20	$	*					$	*
Expansion joints	ls							406	$	*
Wall protection sheets	ls							4,940	$	*
Other	ls								$	*

Total Base Bid			$	*		$	*		$	*
Post Bid Adjustments

Post Bid Adjustments			$	*		$	*		$	*
COMPARISON TOTAL (Initial Contract Amount)			$	*		$	*		$	*
“Yet to Buy”

Vacuuming floor track			$	*		$	*		$	*
Benchmark wall finish			$	*		$	*		$	*
Door adjustments			$	*		$	*		$	*
Construction openings			$	*		$	*		$	*
Kydex caulking			$	*		$	*		$	*
Blocking for trades			$	*		$	*		$	*

Subtotal “Yet to Buy”			$	*		$	*		$	*

LOR Amount = Contract Amount + “Yet To Buys”			$	*		$	*		$	*

Alternates
BOND:			$	*		$	*		$	*

50 hour work week			$	*		*			$	*
60 hour work week			$	*		*			$	*

Unit Prices
Additional wall penetrations			*			*			$	*

PROJECT:	UNITED THERAPEUTICS	DATE:	2/23/2007
PACKAGE/TRADE :	Tile	BID TAKER:	M. Tylee
SPEC SECTIONS:	093000	DPR JOB #:	16-26002-01
BUDGET COMPARISON		PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name:	Tilesetters of Raleigh				David Allen Company
	Address:	5411 Old Poole Road				151 Rush Steeet
	Location:	Raleigh, NC 27610				Raleigh, NC 27601
	Phone:	919-231-7420				919-821-7100
	Fax:	919-231-7405				919-821-7137
	Contact:	Lewis Hunter				Don Scott
	E-Mail:

	Units	Quantity	Amount			Quantity	Amount			Quantity	Amount
Bid Breakdown
Ceramic floor tile	sf	3,399	$	*		3,300	$	*
Ceramic base	sf	1,232	$	*		1,200	$	*
Pool ledges and sides	sf	2,079	$	*		1,719	$	*
Waterproofing membrane	sf	3,399	$	*		3,300	$	*
Joint sealants	sf		*				*
Other	sf

Total Base Bid			$	*			$	*			$0
Post Bid Adjustments
Delete pool tile			$	(*	)		$	(*	)

0			$	*			$	*			$0
Post Bid Adjustments			$	(*	)		$	(*	)		$0
COMPARISON TOTAL (Initial Contract Amount)			$	*			$	*			$0
“Yet to Buy”

Subtotal “Yet to Buy”			$	*			$	*			$0

LOR Amount = Contract Amount + “Yet To Buys”			$	*			$	*			$0

Alternates
BOND:			$	*			$	*

Provide ceramic tile floor, base, wainscot in showers			$	*			$	*
Delete pool tile			$	(*	)		$	(*	)

Unit Prices
Ceramic floor tile			$	*			$	*
Ceramic base			$	*			$	*
Ceramic wall tile			$	*			$	*
Waterproofing membrane			$	*			$	*
Backing board			$	*			*

PROJECT:	UNITED THERAPEUTICS	DATE:	2/14/2007
PACKAGE/TRADE :	Acoustical	BID TAKER:	M. Tylee
SPEC SECTIONS:	054000/072100/092213/092900	DPR JOB #:	16-26002-01
BUDGET COMPARISON	095113/095133/095424/095443	PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name:	Environamics			Precision Walls				Acoustics, Inc.
	Address:	1401 Freedom Drive			1230 NE Maynard Road				7730 England Street
	Location:	Charlotte, NC 28208			Cary, NC 27513				Charlotte, NC 28273
	Phone:	704-376-3613			919-832-0380				704-523-4316
	Fax:	704-376-0246			919-459-2982				704-522-8164
	Contact:	Lou Santospago			Matt Chance				Phil Ricciardi
E-Mail:

	Units	Quantity	Amount		Quantity	Amount			Quantity	Amount
Bid Breakdown
Acoustical ceilings	sf		*			$	*		93,800	$	*
Wood panel ceilings	sf					$	*		3,200	$	*
Fabric ceilings	sf					$	*		1,800	$	*
Acoustic wall panels	sf					$	*		1,500	$	*
Joint sealants	sf					$	*			$	*
Domes	sf					$	*			*
Other	sf									$	*

Total Base Bid			$	*		$	*			$	*
Post Bid Adjustments
0			$	*		$	*			$	*
Post Bid Adjustments			$	*		$	*			$	*
COMPARISON TOTAL (Initial Contract Amount)			$	*		$	*			$	*
“Yet to Buy”

Subtotal “Yet to Buy”			$	*		$	*			$	*

LOR Amount = Contract Amount + “Yet To Buys”			$	*		$	*			$	*

Alternates
BOND:			$	*		$	*			$	*
			$	*
Delete acoustical wall panels			$	*		$	(*	)		$	(*	)
Delete seismic supports			$	*		*				*
			$	*
Unit Prices
ACT-1			$	*		$	*			$	*
ACT-2			$	*		$	*			$	*
ACT-3			$	*		*				*
ACT-4			$	*		$	*			$	*
ACT-5			$	*		*				*
Wood panel ceiling			$	*		$	*			$	*
Acoustical wall panels			$	*		$	*			$	*

PROJECT:	UNITED THERAPEUTICS	DATE:	2/22/2007
PACKAGE/TRADE :	Floor Covering	BID TAKER:	M. Tylee
SPEC SECTIONS:	096400/096513/096516	DPR JOB #:	16-26002-01
BUDGET COMPARISON	096519/096536.13/096813	PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name:	Bonitz Flooring				Allison Brothers				Brock Contract Flooring
	Address:	10701 World Trade Blvd				4017 Laurel Lane				0
	Location:	Raleigh, NC 27617				Durham, NC 27703				Raleigh, NC 27624
	Phone:	919-361-1528				919-596-7996				919-570-1300
	Fax:	919-361-1501				919-596-0554				919-570-1305
	Contact:	Dale Lambe				Bill Hollcraft				Damon Brock
E-Mail:

	Units	Quantity	Amount			Quantity	Amount			Quantity	Amount
Bid Breakdown
Wood floor	sf	1	$	*		8,000	$	*			*
Resilient Tile	sf	6,975	$	*		7,200	$	*
Resilient Sheet Floor	sf	9,900	$	*		7,200	$	*
Resilient Tile (Static Dissipative)	sf	1,125	$	*		900	$	*
Resilient Base	lf	15,480	$	*		19,440	$	*
Carpet Tiles	sy	8,500	$	*		8,600	$	*
Rubber Base	ls	700	$	*		incl
Other	ls	1				incl

Total Base Bid			$	*			$	*			$	*
Post Bid Adjustments

Post Bid Adjustments			$	*			$	*			$	*
COMPARISON TOTAL (Initial Contract Amount)			$	*			$	*			$	*
“Yet to Buy”

Final cleaning and waxing			$	*			$	*			$	*
Stair risers, treads, nosings			*				*

Subtotal “Yet to Buy”			$	*			$	*			$	*

LOR Amount = Contract Amount + “Yet To Buys”			$	*			$	*			$	*
Alternates
BOND:			$	*			$	*

Delete wood floor in Library; add carpet tile and base			$	(*	)		$	(*	)
Delete wood floor in Corridor 20112 and Entry 20113; add carpet tile and base			$	(*	)		$	(*	)

Unit Prices
Wood floor			*				$	*
Wood base			*				$	*
Resilient Tile			$	*			$	*
Sheet Vinyl Floor			$	*			$	*
Resilient Tile (Static Dissipative)			$	*			$	*
Resilient Base			$	*			$	*
Carpet Tile			$	*			$	*
Leveling Compound			$	*			$	*
Vapor Retarder Membrane			*				*
Rubber Base			$	*			*

PROJECT:	UNITED THERAPEUTICS	DATE:	2/22/2007
PACKAGE/TRADE :	Epoxy Flooring	BID TAKER:	M. Tylee
SPEC SECTIONS:	096623/096723	DPR JOB #:	16-26002-01
BUDGET COMPARISON		PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name:	Cornerstone Flooring					David Allen Company			Bonitz Floor Coatings	Surface Concepts			Stonhard
	Address:	750 Patrick Place, Bldg A					151 Rush St.			4539 Enterprise Dr NW	2445 Burch Bridge			0
	Location:	Brownsburg, IN 46112					Raleigh, NC 27611			Concord, NC 28027	Burlington, NC 27217			0
	Phone:	317-852-6522					919-821-7100			704-262-6400	336-570-0872			800-854-0310
	Fax:	317-852-6433					919-821-7137			704-262-6401	336-570-2818			856-321-7510
	Contact:	Jaime Goldenburg					Don Scott			Dale Lambe	Max McDonald			Glenn Murrell
E-Mail:

	Units	Quantity	Amount			Quantity	Amount		Quantity	Amount	Quantity	Amount		Quantity	Amount
Bid Breakdown
Resinous Floor	sf	35,900	$	*			*			*	47,600	$	*	43,221	$	*
Resinous Base	lf	5,450	$	*			*			*	13,450	$	*	9,384	$	*
Epoxy Terrazzo Floor	sf	9,530	$	*		10,278	$ *		39,900	$ *		*
Epoxy Terrazzo Base	lf	1,700	$	*		758	$ *		6,000	$ *		*
Waterproofing or Grout	sf		*				*					*
Joint Sealants	lf		*				*			*	3,000	$	*
Other	ls

Total Base Bid			$	*			$ *			$ *		$	*		$	*
Post Bid Adjustments
			$	*			$ *			$ *		$	*		$	*
Post Bid Adjustments			$	*			$ *			$ *		$	*		$	*
COMPARISON TOTAL (Initial Contract Amount)			$	*			$ *			$ *		$	*		$	*
"Yet to Buy"

Final cleaning and waxing			$	*			$ *			$ *		$	*		$	*
Waterproofing or Grout beneath resinous flooring		35,900	$	*			*			$ *		$	*		$	*
Waterproofing or Grout beneath epoxy terrazzo		9,530	$	*			$ *			*		*			*
Joint sealants at resinous 6700 lf			$	*			*			*		*			*
Joint sealants at epoxy terrazzo 1050 lf			$	*			$ *			*		*			*
Hoisting			*				*			*		*			*

Subtotal "Yet to Buy"			$	*			$ *			$ *		$	*		$	*

LOR Amount = Contract Amount + "Yet To Buys"			$	*			$ *			$ *		$	*		$	*

Alternates
BOND:			$	*			$ *

Change floor and base at Employee Entrance 10233, Control Entry 10236, Vestibule 10245, and Stair 10245 from epoxy terrazzo to resinous flooring.			$	(*	)		$ (*	)		*		*			$	*

Unit Prices
Resinous Floor			$	*			*			$ *		$	*		$	*
Resinous Base			$	*			*			$ *		$	*		$	*
Epoxy Terrazzo Floor			$	*			$ *			*		*			*
Epoxy Terrazzo Base			$	*			$ *			*		*			*
Waterproofing			$	*			*			*		*			*
Grout Bed			*				*			*		*			*
Floor Prep			*				*			*		$	*		$	*
Leveling Compound			*				*			*		$	*		$	*
Other			*				*			*		$	*		$	*
Other			*				*			*		*			*

PROJECT:	UNITED THERAPEUTICS	DATE:	2/16/2007
PACKAGE/TRADE :	Painting and Wallcovering	BID TAKER:	M. Tylee
SPEC SECTIONS:	099323/099600	DPR JOB #:	16-26002-01
BUDGET COMPARISON		PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name:	Colin Fairweather & Sons				Langdon-McKenzie				McKenzie Paint Company				Kenna Custom Painting				Pro-Tec Finishes
	Address:	514 S. Harrington St.				1403 Mechanical Blvd				8545 Highway 52				2517 Noblin Road				5200 Trademark Drive
	Location:	Raleigh, NC 27601				Garner, NC 27529				Rockwell, NC 28138				Raleigh, NC 27604				Raleigh, NC 27610
	Phone:	919-828-9220				919-662-0455				704-209-3420				919-855-0082				919-255-1510
	Fax:	919-828-0915				919-662-8976				704-209-3422				919-855-0073				919-255-1650
	Contact:	Patt Martin				Paul Nappen				Shane Bolton				Tom Kenna				Jerry Cacchione
E-Mail:

	Units	Quantity	Amount			Quantity	Amount			Quantity	Amount			Quantity	Amount			Quantity	Amount
Bid Breakdown
Drywall	sf	208,593	$	*		216,487	$	*		247,584	$	*		270,000	$	*		333,500	$	*
Doors and Frames	ea	255	$	*		244	$	*		130	$	*		165	$	*		164	$	*
Metals	lf	2,080	$	*		16,744	$	*		1	$	*		1	$	*		1	$	*
Exposed Structure	lf	0	$	*		436	$	*		4,446	$	*		80,000	$	*		0	$	*
Masonry	lf	25,911	$	*		64,617	$	*		20,568	$	*		41,000	$	*		59,600	$	*
VWC	ls	13,375	$	*		16,740	$	*			$	*		1,400	$	*			$	*
FWC	ls	2,901	$	*		incl				incl				370	$	*		incl
Exterior Masonry	ls	5,670	$	*		incl				?					$	*		incl
Mobilization, Safety, Equipment, etc.	ls		$	*			$	*			$	*			$	*			$	*
Wood panels	ls													900	$	*
ls
Total Base Bid			$	*			$	*			$	*			$	*			$	*
Post Bid Adjustments
Omit exterior CMU, increase GWB to deck, exposed structure, wallcovering			$	*			$	*			*				$	(*	)		$	*

Post Bid Adjustments			$	*			$	*			$	*			$	(*	)		$	*
COMPARISON TOTAL (Initial Contract Amount)			$	*			$	*			$	*			$	*			$	*
“Yet to Buy”

Pipe painting 8500 lf			$	*			$	*			$	*			$	*			$	*
0			$	*			$	*			$	*			$	*			$	*

Subtotal “Yet to Buy”			$	*			$	*			$	*			$	*			$	*

LOR Amount = Contract Amount + “Yet To Buys”			$	*			$	*			$	*			$	*			$	*

Alternates
BOND:			$	*			$	*			$	*			$	*			$	*

Concrete coating on balcony			$	*			$	*			$	*			$	*			$	*
Finish coats on gypsum plaster domes			*				$	*			*				$	*			$	*
Delete intermediate and finish from steel			$	(*	)		$	(*	)		$	(*	)		$	(*	)		*

Unit Prices
Door openings			$	*			$	*			$	*			$	*			$	*
Drywall			$	*			$	*			$	*			$	*			*
Masonry			$	*			$	*			$	*			$	*			*
Exposed Structure			$	*			$	*			$	*			$	*			$	*
Wood panels			$	*			$	*			$	*			$	*			$	*
Pipe up to 2” diameter			$	*			$	*			$	*			$	*			$	*
Pipe 2”-4” diameter			$	*			$	*			$	*			$	*			$	*
Pipe 4”-6” diameter			$	*			$	*			$	*			$	*			$	*
Pipe 6”-8” diameter			$	*			$	*			$	*			$	*			$	*
Ductwork			$	*			$	*			$	*			$	*			$	*
0			$	*			$	*			$	*			$	*			$	*

PROJECT:	UNITED THERAPEUTICS	DATE:	2/12/2007
PACKAGE/TRADE :	Architectural Specialties	BID TAKER:	M. Tylee
SPEC SECTIONS:	102113.19/104400	DPR JOB #:	16-26002-01
BUDGET COMPARISON		PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name:	Engineering Specialties			Martin Architectural
	Address:	801 Mt. Vernon Rd			511 E. Chatham St.
	Location:	Raleigh, NC 27607			Cary, NC 27513
	Phone:	919-851-8448			919-469-9661
	Fax:	919-851-8073			919-469-9630
	Contact:	Bob Betz			Steve Newbern
	E-Mail:

	Units	Quantity	Amount		Quantity	Amount		Quantity	Amount
Bid Breakdown
Toilet Compartments	ea	24	$	*	24	$	*
Urinal Screens	ea	4	*		4	$	*
Shower Stalls	ea	16	*		16	*
Toilet Accessories	ea		$	*	387	$	*
Fire Extinguishing	ea		*			*
Installation of above	ls	1	$	*		*

Total Base Bid			$	*		$	*		$0
Post Bid Adjustments

Post Bid Adjustments			$	*		$	*		$0
COMPARISON TOTAL (Initial Contract Amount)			$	*		$	*		$0
“Yet to Buy”

Fire Extinguishers and Cabinets 63 ea			$	*		$	*
Shower stalls 16 ea			$	*		$	*

Subtotal “Yet to Buy”			$	*		$	*		$0

LOR Amount = Contract Amount + “Yet To Buys”			$	*		$	*		$0

Alternates
BOND:			$	*		$	*

Delete Shower Stalls			*			*

Unit Prices
Toilet compartments			*			*			$0.00
Handicap Toilet compartments			*			*			$0.00
Urinal screens			*			*			$0.00
Fire Extinguishers			*			*			$0.00
Fire Extinguisher Cabinets			*			*			$0.00

PROJECT:	UNITED THERAPEUTICS	DATE:	2/12/2007
PACKAGE/TRADE :	Folding Partitions	BID TAKER:	M. Tylee
SPEC SECTIONS:	102226.13/102226.33	DPR JOB #:	16-26002-01
BUDGET COMPARISON		PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name:	Precision Walls				Acousti
	Address:
	Location:	Cary, NC 27513				Raleigh, NC
	Phone:
	Fax:
	Contact:	Len Rothstein				Paul Camardella
	E-Mail:

	Units	Quantity	Amount			Quantity	Amount		Quantity	Amount
Bid Breakdown
Accordion partitions	ea	2	$	*		2	*
Operable partitions	ea	2	$	*		2

Total Base Bid			$	*			$	*		$0
Post Bid Adjustments

			$	*			$	*		$0
Post Bid Adjustments			$	*			$	*		$0
COMPARISON TOTAL (Initial Contract Amount)			$	*			$	*		$0
“Yet to Buy”

Subtotal “Yet to Buy”			$	*			$	*		$0

LOR Amount = Contract Amount + “Yet To Buys”			$	*			$	*		$0

Alternates
BOND:

Delete Accordion Partitions			$	(*	)
Provide alt mfr for accordion partitions			*
Provide alt mfr for operable partitions			*

Unit Prices
Accordion partition			$	*
Operable partition			$	*
Other			$	*

PROJECT:	UNITED THERAPEUTICS	DATE:	2/12/2007
PACKAGE/TRADE :	Lockers and Benches	BID TAKER:	M. Tylee
SPEC SECTIONS:	105113	DPR JOB #:	16-26002-01
BUDGET COMPARISON		PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name:	Engineering Specialties			Martin Architectural			Andrews & Hamilton
	Address:	801 Mt. Vernon Road
	Location:	Raleigh, NC 27607			Cary, NC 27513			Raleigh, NC
	Phone:	919-851-8448
	Fax:	919-851-8073
	Contact:	Bob Betz			Heather			Bernie Andrews
E-Mail:

	Units	Quantity	Amount		Quantity	Amount		Quantity	Amount
Bid Breakdown
Single tier lockers	ea	0	$	*
Double tier lockers	ea	90	$	*

Total Base Bid			$	*		$	*		$	*
Post Bid Adjustments
			$	*		$	*		$	*
Post Bid Adjustments			$	*		$	*		$	*
COMPARISON TOTAL (Initial Contract Amount)			$	*		$	*		$	*
“Yet to Buy”

Subtotal “Yet to Buy”			$	*		$	*		$	*

LOR Amount = Contract Amount + “Yet To Buys”			$	*		$	*		$	*

Alternates
BOND:			$	*

Provide lockers in factory custom color			*
Furnish and install metal lockers from alt mfr			*

Unit Prices
Single tier lockers			$	*
Double tier lockers			$	*
6’ Maple bench with stainless steel legs			$	*

PROJECT:	UNITED THERAPEUTICS	DATE:	2/12/2007
PACKAGE/TRADE :	Wire Partitions	BID TAKER:	M. Tylee
SPEC SECTIONS:	111900	DPR JOB #:	16-26002-01
BUDGET COMPARISON		PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name:	Engineering Specialties			California Wire Products			Andrews & Hamilton
	Address:	801 Mt. Vernon Rd			1128 W Bradford Circle			0
	Location:	Raleigh, NC 27607			Corona, CA 92882			Raleigh, NC
	Phone:	919-851-8448			800-486-7730			0
	Fax:	919-851-8073			951-735-1070			0
	Contact:	Bob Betz			Bob Toole			Bernie Andrews
E-Mail:

	Units	Quantity	Amount		Quantity	Amount		Quantity	Amount
Bid Breakdown
Wire partitions	sf	1,848	$	*	1,848	$	*
Sliding gates	ea	2	*			*
Installation	ea	1	*			*

Total Base Bid			$	*		$	*	$ *
Post Bid Adjustments
Installation			*			*
Post Bid Adjustments			$	*		$	*	$ *
COMPARISON TOTAL (Initial Contract Amount)			$	*		$	*	$ *
“Yet to Buy”
Installation			*			$	*

Subtotal “Yet to Buy”			$	*		$	*	$ *

LOR Amount = Contract Amount + “Yet To Buys”			$	*		$	*	$ *

Alternates
BOND:

Provide wire partition in custom color			$	*
Provide wire partition from alt mfr			*

Unit Prices
Wire partition
Sliding gate
Ceiling panels

PROJECT:	UNITED THERAPEUTICS	DATE:	2/12/2007
PACKAGE/TRADE :	Lab Casework	BID TAKER:	M. Tylee
SPEC SECTIONS:	123553.13	DPR JOB #:	16-26002-01
BUDGET COMPARISON		PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name:	Nycom, Inc.				Gallagher Stone				Atlantic Lab Products
	Address:	2415 Presidential Drive				0				0
	Location:	Durham, NC 27703				Statesville, NC				Sumter, SC
	Phone:	919-957-9545				919-784-0583				0
	Fax:	919-957-3602				919-784-0585				0
	Contact:	Jonathan Nystrom				Craig Krist				Walker Jones
	E-Mail:

	Units	Quantity	Amount			Quantity	Amount			Quantity	Amount
Bid Breakdown
Laboratory Casework	sf	1	$	*		1	$	*
Fume Hoods	ea	6	$	*		6	$	*
Biological Safety Cabinets	ea	1	$	*		1	$	*
Pass Thrus	ea	3	$	*		4	$	*

Total Base Bid			$	*			$	*		$ *
Post Bid Adjustments
							$	*
Post Bid Adjustments			$	*			$	*		$ *
COMPARISON TOTAL (Initial Contract Amount)			$	*			$	*		$ *
“Yet to Buy”
Protection			$	*			$	*

Subtotal “Yet to Buy”			$	*			$	*		$ *

LOR Amount = Contract Amount + “Yet To Buys”			$	*			$	*		$ *

Alternates
BOND:

Delete biological safety cabinets			$	(*	)		$	(*	)
Delete pass thru			$	(*	)		$	(*	)

Unit Prices
Lab fixtures (furnish only)			$	*			*

PROJECT:	UNITED THERAPEUTICS	DATE:	2/20/2007
PACKAGE/TRADE :	Seating	BID TAKER:	M. Tylee
SPEC SECTIONS:	126112	DPR JOB #:	16-26002-01
BUDGET COMPARISON		PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name:	KI				Universal Equipment
	Address:	5308 Southwind Rd				Reedy Creek Rd
	Location:	Greensboro, NC 27455				Cary, NC 27513
	Phone:	336-288-0220				0
	Fax:	336-458-9500				0
	Contact:	Doug Fairburn				Lee Ritsema
	E-Mail:

	Units	Quantity	Amount			Quantity	Amount		Quantity	Amount
Bid Breakdown
Seating	ea	162	$	*		162	$	*
Installation	ea	162	$	*		162	$	*

Total Base Bid			$	*			$	*		$0
Post Bid Adjustments

Post Bid Adjustments			$	*			$	*		$0
COMPARISON TOTAL (Initial Contract Amount)			$	*			$	*		$0
“Yet to Buy”
Subtotal “Yet to Buy”			$	*			$	*		$0

LOR Amount = Contract Amount + “Yet To Buys”			$	*			$	*		$0

Alternates
BOND:			$	*			$	*

Provide uprights in custom color			$	*			$	*
Provide back cushion assembly, arm caps, and end caps in least costly finish of those listed on page 5 of the specification			$	(*	)		$	*
Provide seating from an alternate manufacturer			$	(*	)		$	*

Unit Prices
Seating			$	*
ADA Seating			$	*

PROJECT:	UNITED THERAPEUTICS	DATE:	2/20/2007
PACKAGE/TRADE :	Elevators	BID TAKER:	M. Tylee
SPEC SECTIONS:	142400	DPR JOB #:	16-26002-01
BUDGET COMPARISON		PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name:	Otis Elevator			ThyssenKrupp Elevator
	Address:	6010-D Triangle Dr			5995-10 Chapel Hill Rd
	Location:	Raleigh, NC 27617				Raleigh, NC 27607
	Phone:	919-510-6415				919-851-8557
	Fax:	919-				919-851-4557
	Contact:	Jill Craig				Tim Lord
	E-Mail:

	Units	Quantity	Amount			Quantity	Amount			Quantity	Amount
Bid Breakdown
Passenger elevator	ea	1	$	*		1	$	*
Freight elevator	ea	1	$	*		1	$	*
Rock drilling	lf	1	*			1	$	*
Other	ls

Total Base Bid			$	*			$	*			$0
Post Bid Adjustments
Full glass wall at rear of passenger elevator							$	*			$0
Post Bid Adjustments			$	*			$	*			$0
COMPARISON TOTAL (Initial Contract Amount)			$	*			$	*			$0
“Yet to Buy”

Protection of cabs			$	*			$	*			$0
0			$	*			$	*			$0

Subtotal “Yet to Buy”			$	*			$	*			$0

LOR Amount = Contract Amount + “Yet To Buys”			$	*			$	*			$0

Alternates
BOND:			$	*			$	*
			*		%		*		%
Provide standard ceiling height in freight elevator			*				$	(*	)
Provide standard ceiling height in passenger elevator			*				$	(*	)
Delete elevator pit ladders from scope of work			*				$	(*	)
Perform grouting of elevator sills			*				$	*

Unit Prices
Rock drilling per lf			$	*			$	*			$0

BID ANALYSIS AND SPREAD SHEET

PROJECT:	United Therapeutics - Solid Dose Facility
LOCATION:	Research Triangle Park - Raleigh, North Carolina

TRADES:	HVAC and Plumbing

Construction Package #31

BID DUE DATE/TIME:	February 12, 2007 at 2PM
ESTIMATOR:	MSC	DPR Budget:	$0
INTERVIEW DATE:	February 14, 2007	Total Budget	$0
		Comparison Total	$0
		(Under) / Over Budget:	$0

RECOMMENDED
Company Name	CENTURY CONTRACTORS, INC.		ENVIRONMENTAL AIR SYSTEMS			GAMEWELL MECHANICAL			JOHN J KIRLIN
Company Address	5100 Smith Farm Road		521 Banner Avenue			1417 Jake Alexander Blvd South			8200 Brownleigh Drive
	Matthews, NC 28105		Greensboro, NC 27401			Salisbury, NC 28164			Raleigh, NC 27623
Contact	Howard Smith		H. Monroe Gentry			Mike Heilig			Joseph Turner
Phone #	704-821-8050		336-273-1975			704-633-1030			919-787-4862
Fax#	704-821-8078		336-273-1762			704-636-5014			919-787-9091

BASE BID
Plumbing	$	*	$	*		$	*		$ *
HVAC	$	*	$	*		$	*		$ *
Performance and Payment Bond Cost	$	*	$	*		$	*		$ *

BASE BID TOTAL	$	*	$	*		$	*		$ *
Post Bid Scope Clarifications
Variable Frequency Drives			$	*		*			$ *
Rigid Board Ductwork at MER / Penthouse			$	*		$	*		*
PI’s and TI’s per Instrument List (Taps)			$	*		*			*
Insulate Outdoor Condenser Water Piping			$	*		$	*		*
Value Added Piping Not Shown on Drawings as Defined			*			*			$ *
Perchloric / Glass Wash Area Hoods			$	*		$	*		*
Mold Insurance			$	*		$	*		*
Add Fuel Oil Day Tanks / Fuel			$	*		$	*		$ *
Deduct VAV Controllers			$	(*	)	$	(*	)	*
Hot Water at Showers			$	*		$	*		*
Air Curtains Shown and Not Scheduled			*			$	*		*
Extended Equipment Warranties (6 Months)			$	*		$	*		*
Additional Isolation Valves			$	*		$	*		*
Trap Primers			*			$	*		*
Natural Gas Piping to Kitchen Stub In			$	*		$	*		*
UG Kitchen Rough In			*			$	*		$ *
Ductwork Differences			*			*			$ *
Build Out of Shelled Areas			$	(*	)	*			*
TOP Documentation			$	*		*			$ *
MEP Coordination Process				*		$	*		$ *
Exterior UG Sanitary Process Waste Piping			*			$	*		$ *
Lump Sum Add (JJ Kirlin Only)			*			*			$ *

Post Bid Scope Clarification Cost Total	$	*	$	*		$	*		$ *
Yet to Buy
6 Ton Hoist and Beams at Chiller Room			$	*		$	*		$ *
Fire Proof Patch			$	*		$	*		$ *
90% Drawings			$	*		$	*		$ *

Yet to Buy Cost Total	$	*	$	*		$	*		$ *
PROJECT TRADE COST TOTAL	$	*	$	*		$	*		$ *
INTANGIBLES
Total Lineal Footage of HVAC Piping (32,140)			33,417 LF			22,044 LF			27,111 LF
Total Lineal Footage of Plumbing Piping (30,180)			30,319 LF			26,200 LF			26,500 LF
Total Poundage of Ductwork (347,390)			332,000 LBS			343,854 LBS			300,000LBS
Total Square Fooyage of Insulation (129,004)			121,200 SF			121,200 SF			97,400 SF

BID ANALYSIS AND SPREAD SHEET

PROJECT:	United Therapeutics - Solid Dose Facility
LOCATION:	Research Triangle Park - Raleigh, North Carolina

TRADES:	Fire Protection

Construction Package #32

BID DUE DATE/TIME:	February 12, 2007 at 2PM
ESTIMATOR:	MSC	DPR Budget:	$0
INTERVIEW DATE:	February 14, 2007	Total Budget	$0
		Comparison Total	$0
		(Under) / Over Budget:	$0

RECOMMENDED
Company Name		ALLIED FIRE PROTECTION		ASSOCIATED SPRINKLER CO.			CAROLINA FIRE CONTROL			EAST COAST FIRE PROTECTION	INDUSTRIAL PIPING, INC.
Company Address		PO Box 27075		206 E. Seneca Road			300 Manor Avenue SW			7711 Welborn Street	800 Culp Road
Suite 103
		Raleigh, NC 27611		Greensboro, NC 27406			Concord, NC 28025			Raleigh, NC 27615	Pineville, NC 28134

Contact		Micahel Houston		Dan Prevette			Tony Manka			Manny Ortiz	Doug McQuiston
Phone #		919-772-9200		336-373-3901			704-784-4218			919-872-3250	704-588-1100
Fax#		919-779-4220		336-373-3902			704-784-0455			919-877-5775	704-588-5614

BASE BID
Fire Protection		$	*	$	*		$	*		$ *	$	*
Performance and Payment Bond		$	*	$	*		$	*		$ *	$	*

BASE BID TOTAL		$	*	$	*		$	*		$ *	$	*

Post Bid Scope Clarifications
Fire Extinguishers				*			*				$	(*	)
Fire Hose Cabinets (8)				*			$	*			$	*
Underground from 5’ Out to 12” AFF (3 @ 10” & 1 @ 8”)				$	*		$	*			$	*
Detection Wiring for Preaction and FM-200 Systems				$	*		$	*			$	*
Water Curtains on Inside of Glass				$	*		$	*			$	*
Third Preaction System				*			*				$	*
Temporary Fire Protection (Standpipe System)				*			$	*			*
Mold Insurance				$	*		$	*			$	*
Shell Space Deduct - Kitchen Area				$	(*	)	*				$	(*	)
Shell Space Deduct - Second Floor Process Area				$	(*	)	*				$	(*	)
Welded Joints Above Process Area				$	*		$	*			$	*
90% Drawing Revisions
FP Coverage Under Platforms / Obstructions

Post Bid Scope Clarification Cost Total		$	*	$	*		$	*		$ *	$	*

Yet to Buy
Prefabricated Pump House				$	*		$	*			$	*
Cut Holes in Ceiling Tile for Sprinkler Heads				*			*				*
Painting of Exposed Sprinkler Piping				*			*				*
FP Coverage for Floating Ceiling in Auditorium				$	*		$	*			$	*
Fire Proof Patch				$	*		$	*			$	*
90% Drawings				$	*		$	*			$	*

Yet to Buy Cost Total		$	*	$	*		$	*		$ *	$	*

PROJECT TRADE COST TOTAL		$	*	$	*		$	*		$ *	$	*

INTANGABLES
Subcontractor	FM-200 System			Fire Systems, Inc.			Fire Systems, Inc.				American Fire Technologies
Lead Time	Fire Pump			12 Weeks			14 Weeks				12-14 Weeks
Alternate #1	Fire Pump - Change in Capacity (3000 GPM to 1500 GPM)			$	*		$	(*	)		$	(*	)
Cost Item	Linear Footage of Exposed Pipe (Painter Scope)			9000 LF			7500 LF				7055 LF

BID ANALYSIS AND SPREAD SHEET

PROJECT:	United Therapeutics - Solid Dose Facility
LOCATION:	Research Triangle Park - Raleigh, North Carolina

TRADES:	Electrical and Fire Alarm

Construction Package #33

BID DUE DATE/TIME:	February 12, 2007 at 2PM
ESTIMATOR:	MSC	DPR Budget:	$0
INTERVIEW DATE:	February 15, 2007	Total Budget	$0
		Comparison Total	$0
		(Under) / Over Budget:	$0

RECOMMENDED
Company Name	AC CORPORATION		BERG ELECTRIC			STARR ELECTRIC
Company Address	301 Creek Rdige Road		2310 Presidential Drive			300 Sherwee Drive
Suite 104
	Greensboro, NC 27406		Durham, NC 27703			Raleigh, NC 27603
Contact	David Williams		Larry Lindsey			Mack Brown
Phone #	336-273-4472		919-806-5050			919-772-3200
Fax#	336-274-6035		919-806-5858			919-772-4700

BASE BID
Electrical	$	*	$	*		$	*
Fire Alarm	$	*	$	*		$	*
Voice / Data Rough In	$	*	$	*		$	*
Performance and Payment Bond Costs	$	*	$	*		$	*

BASE BID TOTAL	$	*	$	*		$	*		$0

Post Bid Scope Clarifications
Mold Insurance			$	*		$	*
Temporary Power to Site			$	*		$	*
Lay Down Area Lighting			$	*		$	*
Fire Detection Wiring (PA & FM200)			$	*		$	*
Utilize Cat Gensets ILO Generac			$	(*	)	$	(*	)
Motorized Shades			*			*
On Site Safety (Non-Working)			$	*		*
Grounding Across Duct Flex’s			$	*		$	*
Install Loose VFD’s			$	*		$	*
Shell Space			$	*		$	(*	)
Site Signage			*			$	*
Coated PVC in lieu of Rigid at Process Areas			*			$	*
MC Cable at Office Walls in lieu of EMT			*			$	(*	)
EMT in lieu of Rigid at Mechanical Rooms			*			$	(*	)
MEP Coordination Process			$	*		$	*

Access Control and CCTV (Siemens)			$	*		$	*

Post Bid Scope Clarification Cost Total	$	*	$	*		$	(*	)	$0

Yet to Buy
Fire Proof Patch			$	*		$	*
90% Drawings			$	*		$	*

Yet to Buy Cost Total	$	*	$	*		$	*		$0

PROJECT TRADE COST TOTAL	$	*	$	*		$	*		$0

INTANGABLES

BID ANALYSIS AND SPREAD SHEET

PROJECT:	United Therapeutics - Solid Dose Facility
LOCATION:	Research Triangle Park - Raleigh, North Carolina

TRADES:	Instrumentation and Controls

Construction Package #34

BID DUE DATE/TIME:	February 12, 2007 at 2PM
ESTIMATOR:	MSC	DPR Budget:	$0
INTERVIEW DATE:	February 14, 2007	Total Budget	$0
		Comparison Total	$0
		(Under) / Over Budget:	$0

RECOMMENDED
Company Name	COOPER ELECTRIC			MAVERICK TECHNOLOGIES			PROFORMANCE GROUP, INC.
Company Address	1706 E. Wendover Avenue			7996 North Point Boulevard			15 Brookfield Oaks Drive
	Greensboro, NC 27405			Winston - Salem, NC 27106			Greenville, SC 29607
Contact	Jim Albertson			Dave Coppa			Rodney Smith
Phone #	336-275-8439			336-896-0288			864-675-9001
Fax#	336-275-0665			336-896-9066			864-288-1591

BASE BID
Building Automation Systems	$	*		$	*		$	*
Process Instrumentation and Controls	$	*		$	*		$	*
System Engineering	*			$	*		*
Performance and Payment Bond Cost - BAS	$	*		$	*		$	*
Performance and Payment Bond Cost - PC&I	$	*		$	*		$	*

BASE BID TOTAL	$	*		$	*		$	*		$0

Post Bid Scope Clarifications
Non-Working Safety Requirement Adjustment	$	*		$	*		$	*
Mold Insurance	$	*		$	*		$	*
EMT vs. Ridgid Conduit at MER	$	(*	)	$	(*	)	$	(*	)
Glatt Machines Connections	*			$	*		$	*
Bench Test and Calibration	*			*			*
Handling and Tagging All Instruments	*			$	*		$	*
TAB Support (96 Mhrs)	$	*		$	*		$	*
Premium Time Start Up and Testing (200 Mhrs)	*			$	*		$	*
TOP Requirements	*			*			$	*
Shell Area Work	$	(*	)	*			*
DPR Functional Performance Testing Supervision	$	*		$	*		$	*

Post Bid Scope Clarification Cost Total	$	(*	)	$	*		$	*		$0

Yet to Buy
Fire Proof Patch	$	*		$	*		$	*
90% Drawings	$	*		$	*		$	*

Yet to Buy Cost Total	$	*		$	*		$	*		$0

PROJECT TRADE COST TOTAL	$	*		$	*		$	*		$	*

INTANGABLES

BID ANALYSIS AND SPREAD SHEET

PROJECT:	United Therapeutics - Solid Dose Facility
LOCATION:	Research Triangle Park - Raleigh, North Carolina

TRADES:	Testing and Balancing

Construction Package #35

BID DUE DATE/TIME:	February 12, 2007 at 2PM
ESTIMATOR:	MSC	DPR Budget:	$0
		Total Budget	$0
		Comparison Total	$0
		(Under) / Over Budget:	$0

RECOMMENDED
Company Name	ENVIROTROL, INC.		THE PHOENIX AGENCY of NC
Company Address	2203 Sullivan Street		5750 Shattalon Drive
	Greensboro, NC 27415		Winston - Salem, NC 27105
Contact	Scott Goller		Rafail Mebel
Phone #	336-273-9587		336-744-1998
Fax#	336-272-4162		336-744-5151

BASE BID
Air and Water Testing and Balancing	$	*	$	*
Performance and Payment Bond Costs	$	*	$	*

BASE BID TOTAL	$	*	$	*	$0	$0

Post Bid Scope Clarifications

TOP Documentation	$	*	$	*
Coordination with Commissioning Master Planning	$	*	$	*
200 Hours	$	*	$	*

Post Bid Scope Clarification Cost Total	$	*	$	*	$0	$0

Yet to Buy

Yet to Buy Cost Total	$	*	$	*	$0	$0

PROJECT TRADE COST TOTAL	$	*	$	*	$0	$0

INTANGABLES

BID ANALYSIS AND SPREAD SHEET

PROJECT:	United Therapeutics - Solid Dose Facility
LOCATION:	Research Triangle Park - Raleigh, North Carolina

TRADES:	Process Piping and Process Equipment Setting

Construction Package #36

BID DUE DATE/TIME:	February 12, 2007 at 2PM
ESTIMATOR:	MSC	DPR Budget:	$0
INTERVIEW DATE:	February 16, 2007	Total Budget	$0
		Comparison Total	$0
		(Under) / Over Budget:	$0

RECOMMENDED
Company Name	DYNAMIC SYSTEMS, INC.			KINETIC SYSTEMS, INC.			JOHN J KIRLIN
Company Address	220-B Dominion Drive			4226 Surles Court			8200 Brownleigh Drive
Suite 500
	Morrisville, NC 27560			Durham, NC 27703			Raleigh, NC 27623
Contact	Tim West			Bob Portman			Joseph Turner
Phone #	919-678-6300			919-474-4600			919-787-4862
Fax#	919-678-6301			919-474-8214			919-787-9091

BASE BID
Process Piping	$	*		$	*		$	*
Process Equipment Setting	$	*		$	*		*
Performance and Payment Bond Costs - Process Piping	$	*		$	*		$	*
Performance and Payment Bond Costs - Process Equipment Setting	$	*		$	*		$	*

BASE BID TOTAL	$	*		$	*		$	*	$0

Post Bid Scope Clarifications
Dedicated Power Requirements	$	*		$	*		$	*
Confirmation TOP Documentation	$	*		$	*		$	*
Insulation of SS Ductwork	$	*		$	*		$	*
Mold Insurance	*			*			*
Vacuum Pump	*			$	*		$	*
Trim Piping to Portable Vessels	$	*		$	*		$	*
Additional Crane Capability	$	*		$	*		$	*
Adjust Joints for CDA Piping to Brazed	$	*		$	*		$	*
CDA 4” & 6” to SS	*			$	*		$	*
Glatt Room Piping and Hook Ups	$	(*	)	*			*
WPU Unit Located at First Floor	*			*			*
Dust Collection System	*			$	(*	)	*
Add for 1-1/2” Insulation (Techlite)	$	*		$	*		$	*
Acetone Pump	*						$	*
N2 Piping Service to Acetone Room	$	*		$	*		$	*
Process Duct Construction (16ga to 12ga)	*			$	*		$	*
Service Panels	$	*		$	*		$	*
Add Block Valves for Instrument Air	$	*		$	*		$	*
Exposed Air Piping Change (C to SS)	$	*		*			$	*
Add Valve at Drops (CDA and N2)	$	*		$	*		$	*
RO Water to Humidifiers	$	*		$	*		$	*
CA to Cooling Towers	*			$	*		$	*
Equipment Protection During Construction	$	*		$	*		$	*
Process Equipment Tagging	$	*		$	*		$	*
Controls Interaction Time	$	*		$	*		$	*

Post Bid Scope Clarification Cost Total	$	*		$	*		$	*	$0

Yet to Buy
Flexible Hoses Shown	*			*			*
Fire Proof Patch	$	*		$	*		$	*
90% Drawings	$	*		$	*		$	*

Yet to Buy Cost Total	$	*		$	*		$	*	$0

PROJECT TRADE COST TOTAL	$	*		$	*		$	*	$0

INTANGIBLES (Not in Scope of Work Cost Above)
Total Footage of Process Piping (13,670)	13,450 LF			12,834 LF			14,000 LF

PROJECT:	UNITED THERAPEUTICS	DATE:	2/21/2007
PACKAGE/TRADE :	Environmental Rooms	BID TAKER:	M. Tylee
SPEC SECTIONS:	132126	DPR JOB #:	16-26002-01
BUDGET COMPARISON		PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name:	Harris Environmental			Luwa Environmental Specialties
	Address:	11 Connector Road			4412 Tryon Road
	Location:	Andover, MA 01810			Raleigh, NC 27606
	Phone:	978-470-8600			919-829-6061
	Fax:	978-475-7903			919-833-9476
	Contact:	Yury Zlobinsky			Dan Gresens
E-Mail:
	Units	Quantity	Amount		Quantity	Amount			Quantity	Amount
Bid Breakdown
Environmental Rooms	ea	1	$	*	1	$	*
Startup and Commissioning	ea		*			*
Validation documents	ea		$	*		$	*

Total Base Bid			$	*		$	*			$0
Post Bid Adjustments
Sales tax			$	*		*
18’ ceiling height			*			*
Closure panels			*			*
Post Bid Adjustments			$	*		$	*			$0
COMPARISON TOTAL (Initial Contract Amount)			$	*		$	*			$0
“Yet to Buy”

18’ ceiling height			$	*		*
Signage			$	*		$	*
Startup and commissioning			*			*
Validation documents			$	*		*

Subtotal “Yet to Buy”			$	*		$	*			$0

LOR Amount = Contract Amount + “Yet To Buys”			$	*		$	*			$0

Alternates
BOND:			$	*		$	*

Provide 10’ ceiling height for both rooms			*			$	(*	)
Provide redundant air handling equipment			*			$	*
Provide storage racks in environmental rooms			$	*		$	*

Unit Prices

PROJECT:	UNITED THERAPEUTICS	DATE:	2/20/2007
PACKAGE/TRADE :	Fence and Gates	BID TAKER:	M. Tylee
SPEC SECTIONS:	323113/312000	DPR JOB #:	16-26002-01
BUDGET COMPARISON		PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name:	Allied Fence			Frye Fence			Seegars Fence
	Address:	5840 Lease Lane			3221 Durham Drive			1240 Corporation Pkwy
	Location:	Raleigh, NC 27617			Raleigh, NC 27603			Raleigh, NC 27610
	Phone:	919-783-8530			919-779-4700			919-231-5473
	Fax:	0			0			0
	Contact:	Kelli			James Frye			Rick Alford
E-Mail:
	Units	Quantity	Amount		Quantity	Amount		Quantity	Amount
Bid Breakdown
Chainlink fence	ea	1	$	*	1	$	*	1,092	$	*
25’ sliding gate	ea		$	*		$	*	1	$	*
35’ sliding gate	lf		$	*		$	*	1	$	*
Loop detection	ls		$	*		$	*	2	$	*
Lightning protection	ls		$	*		$	*	1	$	*

Total Base Bid			$	*		$	*		$	*
Post Bid Adjustments
Loop detection			$	*		$	*		*
Lightning protection			$	*		$	*		*

Post Bid Adjustments			$	*		$	*		$	*
COMPARISON TOTAL (Initial Contract Amount)			$	*		$	*		$	*
“Yet to Buy”

Loop detection			$	*		$	*		$	*
Lightning Protection			$	*		$	*		$	*
Signage			$	*		$	*		$	*

Subtotal “Yet to Buy”			$	*		$	*		$	*

LOR Amount = Contract Amount + “Yet To Buys”			$	*		$	*		$	*

Alternates
BOND:			$	*		$	*		$	*

Add one personnel gate			$	*		$	*		$	*
Provide concertina wire in lieu of barbed wire			$	*		$	*		$	*
Provide gate hardware spare parts			$	*		$	*		*

Unit Prices
Personnel gates			$	*		$	*		$	*
Rock excavation and disposal offsite			$	*		$	*		*

PROJECT:	UNITED THERAPEUTICS	DATE:	2/20/2007
PACKAGE/TRADE :	Storage Racks	BID TAKER:	M. Tylee
SPEC SECTIONS:	105613/132126	DPR JOB #:	16-26002-01
BUDGET COMPARISON		PRECON JOB #:	07-001

BID BREAKDOWN FORM

	Name:	G&W Equipment			Dillon Supply			Carolina Handling
	Address:	6212 Westgate Road			440 Civic Blvd			2717 W. Highway 97
	Location:	Raleigh, NC 27617			Raleigh, NC 27610			Wendell, NC 27591-9320
	Phone:	919-781-0505			919-838-4200			919-365-9077
	Fax:	0			0			0
	Contact:	Matt Lennartz			Marty Killeen			Jeff Palmerton
E-Mail:
	Units	Quantity	Amount		Quantity	Amount		Quantity	Amount
Bid Breakdown
Metal Storage Racks	ea	1	$	*	1	$	*	1	$	*

Total Base Bid			$	*		$	*		$	*
Post Bid Adjustments
Freight and tax						$	*		$	*

Post Bid Adjustments			$	*		$	*		$	*
COMPARISON TOTAL (Initial Contract Amount)			$	*		$	*		$	*
“Yet to Buy”

Signage, fire extinguishers, end guards			$	*		$	*		$	*

Subtotal “Yet to Buy”			$	*		$	*		$	*

LOR Amount = Contract Amount + “Yet To Buys”			$	*		$	*		$	*

Alternates
BOND:			$	*		$	*		$	*

Provide metal storage shelves in cooler and freezer			$	*		$	*		*
Provide galvanized finish in lieu of baked enamel			$	*		$	*		*
Provide 6th level per note on R1-123			$	*		$	*		*

Unit Prices

DPR Construction, Inc.	General Requirements
Estimate Detail
PROJECT:	United Therapeutics Solid Dose Facility
LOCATION:	Research Triangle Park, NC	DPR JOB NO:	TBD
ARCHITECT:	O'Neal	DATE:	3/4/07
CLIENT:	United Therapeutics	ESTIMATOR:	JBV

SYS
NO.	DESCRIPTION	QUANTITY	UNIT	UNIT COST	SUBTOTAL	TOTAL

16	General Requirements
	Safety/Cleanup
	Jobsite Safety-labor
	Labor months 1-3		mh	*		*
	Labor months 4-7, 1 carp FT	692.8	mh	*	*	*
	Labor months 8-12, 1 carp FT	866.0	mh	*	*	*
	Labor months 13-15, 1 carp FT	519.6	mh	*	*	*
	Labor months 16-24, 1 carp FT	1,558.8	mh	*	*	*
	Safety mat'l (rails, penetrations, stair, etc)	1.0	ls	*	*	*
	Interim Cleanup -labor
	Labor months 1-3		mh	*		*
	Labor months 4-7, 1 laborers FT	692.8	mh	*	*	*
	Labor months 8-12, 2 laborers FT	1,732.0	mh	*	*	*
	Labor months 13-15, 2 laborers FT	2,078.4	mh	*	*	*
	Labor months 16-24, 2 laborers FT	3,117.6	mh	*	*	*
	Clean build protocol (Material mn 16-24)	9.0	mn	*	*	*
	Final Clean-up-office	151,690.0	sf	*	*	*
	Final Clean-up-cGMP	50,000.0	sf	*	*	*
	Debris Boxes					*
	Pulls months 1-3, 1 pulls/wk	13.0	Pulls	*	*
	Pulls months 4-7, 1.5 pulls/wk	17.3	Pulls	*	*
	Pulls months 8-12, 2 pulls/wk	32.5	Pulls	*	*
	Pulls months 13-15, 3 pulls/wk	26.0	Pulls	*	*
	Pulls months 16-24, 3 pulls/wk	77.9	Pulls	*	*
	Site Fencing					*
	Guard Service					*
	SUBTOTAL: Safety/Cleanup				*

	Temporary Services
	Temp utilities @ DPR trailers-consumpt.	24.0	mn	*	*
	Office Trailer (Break trailer & Toilet facilities)	20.0	mo	*	*
	Temp. Electrical Set-up/take down Const.					*
	Temporary lighting-bldg & site					*
	Temporary lighting-relamping					*
	Temporary Heat					*
	Tarps					*
	Temp encl/equip labor (3 ea 50%PT)					*
	Propane					*
	Unit rental (4 units)					*
	Construction Power Consumption					*
	Misc Generators	1.0	ls	*	*
	Months 1-3	3.0	mn	*	*
	Months 4-7	4.0	mn	*	*
	Months 8-12	5.0	mn	*	*
	Months 13-15	3.0	mn	*	*

Permanent Power consumption (mn 16-24)					*
Permanent Utility Consumption (gas, fuel, water, etc.)					*
Protect finishes	9.0	mn	*	*
Protect Equipment	12.0	mn	*	*
Protect flooring	1.0	Ls	*	*
Protect ceilings, walls					*
Protect Aquarium					*
Off site storage (if req'd 3,000sf warehouse)					*
All hoisting/temp elev/cranes/etc					*
Temp freight elevator (extend warrantee)					*
Trash Chute	6.0	mn	*	*
Misc hoisting				*
SUBTOTAL: Temporary Services				*

Site Conditions
Site Surveyor - Registered (to be subcont.)				*	*
Temporary Roads & parking					*
Dust Control & street cleaning					*
Wood Barricades/Signs@ trailer/bldg entry					*
Flagman/Traffic Control (with trades as req'd)					*
Testing/Inspection-by Owner-3rd party inspect					*
SUBTOTAL: Site Conditions				*

SUBTOTAL: 16 - General Requirements					*

3. General Conditions

DPR Construction, Inc.		General Conditions Breakdown
Estimate Detail
PROJECT:	United Therapeutics Solid Dose Facility
LOCATION:	Research Triangle Park, NC		DPR JOB NO:	TBD
ARCHITECT:	O’Neal		DATE:	3/4/07
CLIENT:	United Therapeutics		ESTIMATOR:	JBV

SYS NO.	DESCRIPTION	QUANTITY	UNIT	UNIT COST	SUBTOTAL	TOTAL
15	Jobsite Management
	C.M. Staff
	Project Executive	600.6	mh	*	*
	Project Sponsor	33.6	wk	*	*
	Senior Project Manager	108.3	wk	*	*
	Project Manager	95.3	wk	*	*
	MEP Coordinator	45.5	wk	*	*
	Equipment Manager	39.0	wk	*	*
	Assistant Project Manager	86.6	wk	*	*
	Project Engineer	82.3	wk	*	*
	Document Control/ETOP	97.4	wk	*	*
	Scheduler	26.0	wk	*	*
	FOC	103.9	wk	*	*
	Project Superintendent	106.1	wk	*	*
	Superintendent-CSA/Interiors	90.9	wk	*	*
	Superintendent-MEP	69.3	wk	*	*
	Superintendent-Equip/Electrical/Instr.	56.3	wk	*	*
	Safety Coordinator	76.9	wk	*	*
	Buyout and Procurement	17.3	wk	*	*
	Project Accountant	59.3	wk	*	*
	SUBTOTAL: Management				*

	Jobsite Office
	Office Trailer (Four wide)	25.0	mo	*	*
	Office Trailer (conf trailer)	20.0	mo	*	*
	Jobsite Set-up/take down	1.0	ls	*	*
	Office furniture (all trailers)	1.0	ls	*	*
	Copy Machine (2 ea Full Size)	23.0	mo	*	*
	Computer	258.0	mm	*	*
	Network & Server	23.0	mo	*	*
	T1 Line set up and charges	20.0	mo	*	*
	Printers/Fax 2 ea	23.0	mo	*	*
	Plotter	23.0	mo	*	*
	Jobsite Telephones	23.0	mo	*	*
	Jobsite Telephones-Service set up	1.0	ls	*	*
	Nextel Monthly Cost	258.0	mm	*	*
	Temporary Toilets (trailers)				*
	Project Sign	1.0	ls	*	*
	SUBTOTAL: Jobsite Office				*

	Jobsite Office Eq/Servcs				*
	Postage/Federal Express	23.0	mo	*	*
	Office Supplies & Close out materials	23.0	mo	*	*
	Meetings, water, coffee etc.	23.0	mo	*	*
	Progress Photographs/digital camera	1.0	ls	*	*
	Blueprinting-Bid Sets-GMP	1.0	ls	*	*
	Blueprinting-during construction after GMP				*	CD & Shops
	SUBTOTAL: Jobsite Office Eq/Servcs				*

	SUBTOTAL: 15 - Jobsite Management					*

1

DPR Construction, Inc.		General Conditions Breakdown
Estimate Detail
PROJECT:	United Therapeutics Solid Dose Facility
LOCATION:	Research Triangle Park, NC		DPR JOB NO:	TBD
ARCHITECT:	O’Neal		DATE:	3/4/07
CLIENT:	United Therapeutics		ESTIMATOR:	JBV

SYS NO.	DESCRIPTION	QUANTITY	UNIT	UNIT COST	SUBTOTAL	TOTAL

16	Jobsite Management
Safety/Cleanup
	Jobsite Safety-labor			*		*
	Misc Safety equipment & Materials	25.0	mo	*	*
	Fire extinguishers	1.0	Ls	*	*
	First Aid supplies and equipment	25.0	mo	*	*
	Interim Cleanup -labor				*	*
	Clean build protocol				*	*
	Final Clean-up-building				*	*
	Debris Boxes (to supplement trades)				*	*
	Site Fencing				*	*
	Guard Service				*	*
	SUBTOTAL: Safety/Cleanup				*

Temporary Services
	Living/travel-Per diem	294.2	wk	*	*
	Expediting/travel for equipment					*
	Jobsite Vehicles (Supers trucks)	74.5	mo	*	*
	Car Allowances	92.0	mo	*	*
	Fuel	23.0	mo	*	*
	Temp utilities @ DPR trailers-set up					*
	Temporary Toilets (8 ea)	23.0	mo	*	*
	Temp utilities @ DPR trailers-consumpt.					*
	Temp. Electrical Set-up/take down Const.				*
	Temporary Heat					*
	Construction Power Costs, set up					*
	Temporary Roads					*
	Protect finishes					*
	Protect Equipment					*
	Temporary Partitions					*
	Off site storage (if req’d)					*
	All hoisting/temp elev/cranes/etc					*
	SUBTOTAL: Temporary Services				*

Site Conditions
	Site Surveyor - Registered (to be subcont.)					*
	Dust Control					*
	Wood Barricades/Signs@ trailer/bldg entry					*
	Flagman/Traffic Control (with trades as req’d)					*
	Misc Yard Charges (with trades if req’d)					*
	Labor- Yard (with trades if req’d)					*
	Testing/Inspection-by Owner-3rd party inspect					*
	SUBTOTAL: Site Conditions				*

	SUBTOTAL: 16 - Jobsite Management					*

TOTAL GENERAL CONDITIONS COSTS						*

2

United Therapeutics- Solid Dose-RTP

						2007
Position	2007		Rate/hr	Rate/wk		Jan	Feb	Mar	Apr	May	June	July	Aug	Sept	Oct	Nov	Dec
Mass Excavate/Foundations/Site
Super Structure
Skin
Interiors
Commissioning & Validation
Close Out
									1	2	3	4	5	6	7	8	9
Project Executive		*	Tom K	$	*				10%	25%	25%	25%	25%	25%	25%	25%	25%
Project Sponsor		*	Bob M	$	*		10%	50%	50%	50%	50%	50%	50%	50%	50%	25%	25%
Senior Project Manager		*	Randy	$	*		50%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
Project Manager		*	Jack P	$	*					100%	100%	100%	100%	100%	100%	100%	100%
Process Manager		*	Earl	$	*				25%	25%	25%	25%	25%	25%	50%	50%	50%
Equipment Manager		*	Paul P	$	*					100%	100%	100%	100%	100%	100%	100%	100%
Asst Project manager		*	Scott	$	*					100%	100%	100%	100%	100%	100%	100%	100%
Project Engineer		*	Dave F	$	*								100%	100%	100%	100%	100%
Document Control/ETOP		*	TBD	$	*					100%	100%	100%	100%	100%	100%	100%	100%
Scheduler		*	TBD	$	*				100%	100%	20%	20%	20%	20%	20%	20%	20%
FOC		*	TBD	$	*			100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
Senior Superintendent		*	Greg	$	*		50%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
Superintendent-CSA/Interiors		*	Lynn	$	*					100%	100%	100%	100%	100%	100%	100%	100%
Superintendent-MEP		*	Chris M	$	*											100%	100%
Superintendent-Equip/Electrical/Instr.		*	Paul P	$	*
Safety Manager		*	TBD	$	*			25%	25%	25%	25%	25%	100%	100%	100%	100%	100%
Buyout & procurement		*	Various	$	*			100%	100%	100%	100%
Accountant		*	Chris G	$	*		20%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%
Total Man-hours						0.0	26.0	105.0	132.0	235.0	219.0	199.0	234.0	234.0	239.0	254.0	254.0

	2008
Position	Jan	Feb	Mar	Apr	May	June	July	Aug	Sept	Oct	Nov	Dec
Mass Excavate/Foundations/Site
Super Structure
Skin
Interiors
Commissioning & Validation
Close Out
	10	11	12	13	14	15	16	17	18	19	20	21
Project Executive	25%	25%	25%	10%	10%	10%	10%	10%	10%	10%	10%	10%
Project Sponsor	25%	25%	25%	25%	25%	25%	25%	25%	25%	25%	25%	25%
Senior Project Manager	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
Project Manager	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
Process Manager	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%
Equipment Manager	100%
Asst Project manager	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
Project Engineer	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
Document Control/ETOP	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
Scheduler	20%	20%	20%	20%	20%	20%	20%	20%	20%	20%	20%	20%
FOC	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
Senior Superintendent	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
Superintendent-CSA/Interiors	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
Superintendent-MEP	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
Superintendent-Equip/Electrical/Instr.		100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
Safety Manager	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	50%	50%
Buyout & procurement
Accountant	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%
Total Man-hours	254.0	254.0	254.0	251.0	251.0	251.0	251.0	251.0	251.0	251.0	241.0	241.0

	2009
Position	Jan	Feb	Mar	Apr	May	Jun	TOTALS
Mass Excavate/Foundations/Site
Super Structure
Skin
Interiors
Commissioning & Validation
Close Out
	22	23	24	25	26	Total	$	*
Project Executive	5%	5%					$	*
Project Sponsor	5%	5%	5%				$	*
Senior Project Manager	100%	100%	50%				$	*
Project Manager	100%	100%					$	*
Process Manager	50%	50%	50%				$	*
Equipment Manager							$	*
Asst Project manager							$	*
Project Engineer	100%	100%					$	*
Document Control/ETOP	100%	100%	50%				$	*
Scheduler	20%						$	*
FOC	100%	100%					$	*
Senior Superintendent	100%	100%					$	*
Superintendent-CSA/Interiors	100%						$	*
Superintendent-MEP	100%	100%					$	*
Superintendent-Equip/Electrical/Instr.	100%	100%					$	*
Safety Manager	25%	25%					$	*
Buyout & procurement							$	*
Accountant	50%	100%	100%				$	*
Total Man-hours	211.0	197.0	51.0	0.0	0.0	0.0

4. Basis of Estimate

UNITED THERAPEUTICS SOLID DOSE FACILITY

BASIS OF GMP ESTIMATE

RESEARCH TRIANGLE PARK, NORTH CAROLINA

BASIS OF GMP ESTIMATE

The Basis of Estimate is a written explanation stating the clarifications and exclusions used in establishing the Guaranteed Maximum Price estimate dated March 4, 2007. The GMP estimate is the primary representation of the anticipated construction costs for the new United Therapeutics Solid dose Facility in Raleigh North Carolina.

The project consists of the construction of a two story production facility totaling approximately 206,000 square feet.

Refer to section 5 n this GMP for documentation prepared and provided by O’Neal Inc. in preparation of this Guaranteed Maximum Price.

ALLOWANCES

“Owner Allowances” shall mean a sum of money set aside on a cost reimbursable line item basis as an owner’s allowance for items United Therapeutics and CM/GC agree have not been sufficiently designed or specified to establish firm line item pricing at the time the Guaranteed Maximum Price is initially agreed upon. When an Owner’s allowance line item becomes sufficiently designed or specified to establish firm line item pricing, such item shall be closed out on a lump sum basis by change order signed by CM/GC and United Therapeutics. No expenditure for such line item shall be made prior to closeout of such item, except with the advance written consent of United Therapeutics. Following the closeout of a line item by change order, all costs necessary to achieve completion of such line item work shall be at CM/GC’s sole cost and expense.

1. Not Used	Not Used
2. Unsuitable soils Allowance for excavation and removal of unsuitable soils, and replacing of same if required.	$	*

3.  Exterior Site Signage

To include signage, foundations, landscaping, electrical requirements and any other construction systems required for the exterior site entrance sign. Exterior building signage if required; will also be part of this allowance.

	$	*
4. Reflecting Pools Includes all systems required including: site, foundations, structure, finishes, mechanical and electrical systems.	$	*

5.  Aquarium

Includes aquarium chamber and equipment, foundations, structure, finishes, mechanical and electrical systems required. Also included is one (1) pretreatment tank filling, tank cleaning and start up costs.

	$	*

6.  Solar Panels

Includes solar panels and any mechanical and electrical systems required by the solar panels. Allowance is based on the 4,288 sq. ft. of panels currently reflected on the contract documents.

	$	*
7. Courtyard Steps Includes all cast in place concrete systems; and finish and electrical systems required, as current grading plans dictate steps will be required.	$	*
8. Not Used	Not Used

MARCH 4, 2007	BASIS OF GMP ESTIMATE	DPR CONSTRUCTION, INC.

1

9. Walkway Pads Furnish and install manufacturers’ standard roof walkway pads not shown on the construction documents.	$	*
10. Interior Signage For code compliant and directional interior signage only	$	*
11. Process Equipment Feeders Conduit, wire and connections where circuits are not identified on distribution drawings E7-07 thru E7-13.	$	*

12.  Glatt Hookup

All installation, hook up trim out-work associated with the Glatt equipment and it’s components. Scope may include Mechanical, Electrical, control wiring interconnect, insulation ect.. required for equipment installation.

	$	*
13. Fuel Oil Initial fill and top-off for fuel oil testing. Note: Fuel oil allowance of $2.50/gallon is included in this allowance.	$	*
14. Audiovisual Equipment All audio visual and sound systems required for the auditorium only. Includes equipment, power, wiring and devices	$	*
15. Covered Parking Allowance Allowance for covered parking area to include: foundations, structure, exterior “skin” components, roofing, signage, mechanical and electrical systems.	$	*

CONTINGENCIES

1.             We have included the following :

•      Construction Contingency is included as a DPR controlled contingency. The Construction Contingency can be committed by DPR Construction, Inc without authorization from the Owner in order to cover costs anticipated but not committed to on the current construction documents. These costs may include “scope busts” (i.e. coordination issues between trades), missed scope during the subcontractor bidding process and inefficiencies created by such items as weather, mishaps, etc. Construction Contingency does not account for design revisions or design development revisions that result in an increase in scope or a change in materials that cause an increase in costs. It also does not cover costs associated with schedule delays caused by the owner, the owners’ vendors/contractors and the owner’s consultants.

As part of DPR’s final billing of the project, any savings to the Contingency GMP will  be split between United Therapeutics and DPR Construction at the agreed upon percentages in the contract

We do not include:

•      Course of Construction (COC) Contingency. We consider COC contingency to cover the unforeseen circumstances, code compliance, and unexpected owner revisions. Historically this is 3 to 5% of construction costs. Generally the owner manages and carries this fund.

•      Design Contingency.

CLARIFICATIONS

Please note the following clarifications:

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GENERAL

1.             Design, engineering and consultant fees are not included. Pricing represents anticipated construction costs only, not total project costs.

2.             Clarifications noted in this “Basis of GMP Estimate” are intended to supplement the contract documents and clarify our understanding of any conflicting and/or incomplete items.

3.             Order of document precedence will be as depicted in contract between United Therapeutics and DPR.

4.             This GMP is not a “line item” guarantee. The total amount of this guaranteed Maximum Price is a guaranteed price. Shifting of monies from one line item to another can be accomplished without approval of the owner. Any unused monies, after completion will revert to the owner; unless indicated differently in the owner/contractor agreement.

5.             As agreed to in during our contract and insurance negotiations; DPR will carry the Pollution Liability insurance under our company policy with a $* deductible. Should United Therapeutics require a project specific Pollution Liability insurance policy with a $* deductible, DPR will obtain a quote for this policy.

6.             This proposal is based on working regular straight time hours Monday through Thursday from 7:00 a.m. to 5:30 p.m. and excludes overtime and shift premiums.

7.             Building permits and local fees are not included. Utility connection fees (i.e. Domestic Water, Natural Gas, Sanitary Sewer, Storm Drain, Fire Water, and Electrical) are by others.

8.             State and local taxes are included.

9.             DPR Construction, Inc. will connect to water and power sources installed by others for the performance of our work. Consumption costs for power & water for the performance of our work is included, for temporary consumption. When the permanent systems are charged and running, the cost of permanent consumption shall be borne by the owner.

10.          Not Used.

11.           Builders Risk insurance is not included. Owner’s policy will be reviewed by DPR. If supplemental insurance is required, an adjustment will be made to this GMP in accordance with contract terms

12.           Furniture, fixtures and equipment are excluded.

13.           100% Payment and Performance Bond is excluded. Should a P&P bond be required; add 0.8% of the total cost of the work.

14.           Third party testing and inspection is excluded. The owner will employ and pay direct an independent testing lab for testing and inspections required.

15.           Un-foreseeable subsurface or concealed conditions or any other conditions not shown in the contract documents are excluded.

16.           DPR will employ an exterior wall and roofing consultant to offer a “third party” review of waterproofing details. This cost is included in the GMP.

17.           All supplementary conditions and Division 1 specifications referenced in the contract documents are excluded as none were provided.

18.           Owner legal and administrative costs are not included.

19.           All owner vendors/suppliers/contractors will be required to review and approve the DPR schedule and attend all site meetings that require vendors/suppliers/contractors attendance.

20.           Hazardous soils survey and abatement (if required) PCB, asbestos, lead contamination, soil contamination. Removal and/or encapsulation is excluded.

21.           Telephones, PBX, computers, printers, networks, software ect.. are not included.

22.           Meters, costs of and installation of same is not included.

23.           Subguard program for subcontractors is included.

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24.           Attic stock and spare parts allowances are to be administered via change order except for attic stock required by contract documents.

25.           Clean room consumables; final certification of hoods, booths and hepafilters are not included in this GMP.

26.           Triple cleaning and sanitization is excluded.

27.           Commissioning and validation services are excluded.

28.           Mock-ups not specifically specified are not included in this GMP.

29.           Code related design items that may be required by the local Fire Marshall and are not currently indicated on the current documents are not included in this GMP.

30.           Costs associated with re-routing, re-support, material changes to systems currently designed are not included. All systems (unless noted in this basis of design) are assumed to be coordinated and designed correcty.

31.           Davits, window washing equipment is not shown nor included in this GMP.

32.           Areas indicated as “hatched” on the floor plans are “shelled” space GMP includes the “demising” partition around these spaces, and code compliant MEP systems. We do not include any finishes, equipment, casework ect. in these spaces.

33.           This GMP does not include the cost of a professional engineers stamp on any subcontractor or vendors shop/fabrications drawings unless specifically required by the contract documents

34.           Additional costs for schedule compression, out of sequence operations, wage premiums for non-standard working timeframes and associated operations are not included in this GMP.

35.           This GMP is based on water used to flush, test and treat piping systems can be dumped into local sanitary drainage systems and that no special treatment, handling and/or off site removal is required. This includes the water after the waste neutralization, sanitary sewer and sanitary sewer POC has been mechanically completed by DPR and start up and debug completed by United Therapeutics.

36.           Window blinds are not shown nor included in the GMP.

37.          Not Used.

CP001 - SURVEYING

1.           No Clarifications

CP 002 SITEWORK-SITE UTILITIES & PAVING

1.           Permit or bond costs to work in utility easements are not included.

2.           Landscaping and irrigation is not included. The Owner is carrying this cost.

3.           Road widening and turn lanes on T.W. Alexander are excluded.

4.           Wetland mitigation is excluded.

5.           We exclude rock excavation, unsuitable soil removal and replacement, dewatering, special foundations, and wetland mitigation from the jacking pit to the sanitary sewer tie-in at manhole on west side of T.W. Alexander because soil investigation was not done for this area.

6.           We exclude removal and relocation of offsite utilities at sanitary sewer crossing beneath T.W. Alexander from jacking pit to tie-in. We exclude easements (EMC and DOT). Easements are needed by 5/01/07 as not to impede site development and DPR schedule.

7.           We exclude the following which pertains to routing of primary power and natural gas to the building or equipment yard: clearing and grubbing, tree protection fence, silt fence, erosion control, staking, surveying, and grading. This is assumed to be completed by local utilities.

8.           We included clearing and grubbing, erosion control, staking and surveying, and traffic control at the sanitary sewer crossing at T.W. Alexander.

9.           Infrastructure work for permanent power and natural gas must be completed as not to impede site development and DPR schedule.

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10.         We included an allowance of $* for the concrete steps at the courtyard as depicted on C1-03.2. Details of the steps have not been provided. We anticipate a reinforced block of concrete with 6” risers and 12” treads without a footing beneath the steps. Pavers are included with Hardscape (CP 004)

CP 004 HARDSCAPE

1.             Concrete pavers will be supplied as Hanover Architectural Products, natural finish, charcoal in color.

2.             To meet ICPI specifications, we have included a 1” (inch) sand base over 4” (four) of stone base. Sand swept joints are included.

3.             Not Used.

CP 005 CAST IN PLACE CONCRETE

1.             This estimate assumes 12” thick concrete in equipment pad in pads where thicknesses are not indicated.

2.             We excluded furnishing the embed angle for the equipment pits. These will be furnished by the equipment vendor per the notes on the drawings.

3.             Not Used.

4.             Deep foundations, subsurface dewatering and all unusual subsurface conditions to construct new foundations as described above are excluded. None are shown or anticipated.

5.             Perimeter drainage around footings is excluded as none is shown.

6.             Concealed foundation walls will be formed to a class C finish.

7.             Wet curing is included where epoxy and/or terrazzo floors occur.

8.             Concrete curb carrying curtain wall partition surrounding process area is included as 18” high x 12” thick ref. 4/A3-106.2, in lieu of 8” as stated in general partition type notes, A0-01.

9.           Architectural concrete finishes, special form liners, colored concrete is not included.

10.           Rubbed concrete finishes are not included.

CP 006 – STONE SETTING

1.           We included polished black granite installed per Marble Institute of America standards in lieu of the specified thin veneer wall cladding system as follows:

•      1 ¼” thick on concrete wall.

•      ¾” thick on metal studs at aquarium. This will be a base, a vertical panel, and a cap.

•      2” thick on exterior walls.

CP 007 MASONRY

1.           Exterior masonry is included as grey ground face masonry with standard grey mortar. Custom color masonry and colored mortar are excluded.

2.           Masonry walls that require conventional vertical reinforcing will be reinforced at 32” oc.

CP 008 STRUCTURAL AND MISCELLEANOUS STEEL

1.           We excluded any architecturally exposed structural steel. None is shown or indicated.

2.           We excluded any galvanized dipped structural steel except for exposed portions in pipe support structures.

3.           We excluded providing a lift or rolling scaffold for the third party steel testing.

4.           Not Used.

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5.           We included four (4) temporary roof opening covers for installation of the Glatt equipment through the roof after installation of the permanent roof system. The covers will consist of a steel frame covered with roof deck with lifting eyes at each corner.

6.           Standard gray oxide primer will be used on steel that is to receive the spray fireproof intumescent paint.

7.           Post legs at reception counters will have a #4 polish finish.

8.           Stainless steel door frames will have a mill finish.

9.           Structural supports for the photovoltaic panels are included within the solar panel allowance.

CP 009 MILLWORK

1.           All solid surface materials are priced using “Corian” C color group with a matte finish. Integral solid surface sink bowels are priced using Corian model $* available in “A” or “B” color group.

2.           Stainless steel and glass “sneeze guards” will consist of straight lengths to form a “facetted” radius.

CP 010 WATERPROOFING AND CAULKING

1.           Even though waterproofing for elevator pits is not indicated, we have included waterproofing all elevator pits.

2.           Caulking for slabs on grade is included only where slabs receive a sealed finish.

CP 011 SPRAY ON FIREPROOFING

1.           Fireproofing systems are based on a restrained assembly.

CP 012 METAL PANELS

1.           “Formawall” panel system is based on a 2” thick x 36” wide module. Standard ½” reveal, 20 gauge G-90 non-embossed flat smooth galvanizes steel exterior coated with a 2.4 mil Duraguard Plus florofinish stock color/22 gauge G-90 embossed planked galvanized steel interior coated with standard Artic Ice polyester.

2.           Thru-Tube window/panel Integrated system, “Formabond” systems and louvers/panel systems are coated with a 1.6 mil Duraguard florofinish stock color paint, as Duraguard Plus is unavailable for these systems.

3.           Tube steel is located at foam panel systems over 29’0” tall only.

4.           Stainless Steel column covers and beam wraps are included as Pittcon 1500 series materials.

5.           Metal Panels and substrate for same at areas that appear to be “curved and/or radius” are included as segmented panels. Curved wall systems are not included for any exterior wall systems.

CP 013 ROOFING

1.           Walkway pads and roof vents are not indicated. We have included allowances for these items.

2.           We included rigid insulation; TPO roof membrane and gravel stop over the four (4) temporary roof opening covers for installation of the Glatt equipment through the roof after installation of the permanent roof system.

3.           Per Approved V/E (013-010 roofing systems are based on a 60 mil TPO roofing system in lieu of EPDM.

CP 014  DOORS/FRAMES/HARDWARE

1.           Extended maintenance and quarterly preventive maintenance of finish hardware per section 087111 paragraphs 1.8 A and B is not included.

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CP 015 SPECIAL DOORS

1.         Photo eye operation for sliding doors is included. We excluded radio controlled actuators, motion detection, and loop detection for operation.

2.         Remote mounted push button station for aluminum overhead door is excluded.

3.         Medium service doors were not indicated on the finish Schedule; therefore we exclude these doors.

4.         Push button operation for high speed fabric roll up doors is included. We exclude radio controlled actuators, motion detection and loop detection for operation.

5.         The overhead and coiling doors will be as manufactured by Cornell as the specified manufacturers (Overhead Door and Raynor) could not meet the specification. These doors include: roll up service doors, fire rated coiling shutters, rolling steel fire doors, and roll up security grills.

CP 016 GLASS AND GLAZING

1.           No clarifications

CP 017 DRYWALL

1.         Vacuum cleaning of drywall track for cGMP clean build practices for pharmaceutical facilities is included in this proposal.

2.         Single room mockup for Level 5 baseline is included.

CP 018 TILE

1.     We excluded patterns in the tile installation.

CP 019 ACOUSTICAL

1.           Fabric panel system is based on standard white finish; not custom colors.

2.           Wood panel ceilings are based on “plain sliced”, readily available hardwood veneers. (red oak, birch or ash)

CP 020 VINYL/WOOD/CARPET FLOORING SYSTEMS

1.         VCT is included as Armstrong “Stonetex” in manufacturers’ standard colors.

2.         We excluded patterns in the vinyl flooring installation.

3.         Carpet Tile is included as an allowance of $*/sy (installed).

4.         Sleeper system under wood floors is included as: 1x4 treated material (16” o.c.) with ½” plywood over sleepers (2” thickness). 15# felt will be installed as an underlayment for Northern Hard Maple MFMA floors. Floors will be finished with one (1) seal coat and three (3) Urethane Poly coats. Grain direction will remain in the same direction in all areas.

5.         We excluded patterns in the wood floor installation. All boards are assumed to run in the same direction.

6.         We excluded vapor transmission barrier beneath the floor coverings.

CP 021 EPOXY FLOORING SYSTEMS

1.         Resinous flooring is included on platform stair landings and platforms in the Glatt rooms. The stair treads are checkered plate as shown.

2.         We included vapor transmission barrier beneath the resinous floor and epoxy terrazzo.

CP 022  PAINTING

1.           Exterior masonry is unpainted.

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2.           The vinyl wall covering is included as a material allowance of $* per lineal yard, which is the average price of the five selections. The location of the five selections is undefined on the finish schedule.

3.           Wood paneling will be field finished.

CP 023  SPECIALTIES

1.           Fiberglass shower stalls will have an embossed tile pattern as shown on the interior elevations.

2.           Toilet accessories are included per the schedule on the drawings as a specification has not been issued.

3.           We included a total of 63 fire extinguishers and cabinets.

CP 024 SIGNAGE

1.           See allowances.

CP 025 FOLDING PARTITIONS

1.           No clarifications

CP 026 LOCKERS

1.           No clarifications

CP 027 WIRE PARTITIONS

1.           Wire partitions are 18’ in height as shown on the building sections.

CP 028 LABORATORY CASEWORK

1.           Non-elevated casework in glasswash 11214 and 11210 are included as steel cabinets with 1” epoxy countertops.

2.           Steel adjustable shelving is included in room 11211.

3.           Island cores are 12” wide as shown. Wall cores are 8” wide as shown. Cores do not extend to the  ceiling.

4.           Field ASHRAE testing for fume hoods is included. We assume this task will be witnessed by the Owner’s commissioning agent.

5.           Fixtures are included as “Watersaver Colortech” (specification conflict).

6.           Mobile Lab Carts and vandal resistant fixtures are not included.

7.           Standard roller catches are included in lieu of magnetic.

CP 029 SEATING

1.           Seating uprights are furnished in manufacturer’s standard colors.

CP 030 ELEVATORS

1.           Full height safety glass with baked enamel frame is included for the rear wall only.

2.           Manufacturers “standard” ceiling height is included for the passenger elevator, per V/E (030-01).

GENERAL NOTES – MECHANICAL, ELECTRICAL AND PROCESS TRADES

1.           This proposal is based upon shell construction of the second floor process area and the first floor kitchen area. We shall bring all services into the area and cap off each service for future connection. In addition, we shall furnish and set all equipment serving the area. To this end,

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the future construction of these areas shall not interfere with the ongoing operations outside of this future construction. This proposal includes code required fire alarm and emergency lighting. We shall provide a minimal amount of HVAC for space conditioning and freeze protection.

2.           This proposal is based on utilizing the new HVAC equipment for temporary heating, ventilation and air conditioning during the finishing trades work and is based on a duration of six months. We have included start up, testing and operation of the equipment for this duration. We have included cleaning, filter change out and extended warranty costs for this activity.

3.           This proposal includes “clean build” protocol requirements.

4.           This proposal excludes MEP trade assistance with system commissioning and validation. Once these contractors are hired by the owner, we can then ascertain the correct amount of assistance required dependent on duration.

5.           This proposal excludes seismic bracing and restraints.

6.           This proposal excludes costs for installation of items marked as “future”.

CP 031 – HVAC AND PLUMBING

1.           This proposal includes additional isolation valves at HVAC service mains to shut down portions of the piping systems to make repairs or perform service without having to shut down entire systems which may affect building operations. All equipment has isolation valves as shown on the construction hook up details.

2.           This proposal includes trap primers at floor drains where a constant flow of water is not available.

3.           This proposal excludes the furnishing of the propane tanks.

4.           This proposal includes electric heat tracing of the make up water to the cooling towers as shown on the construction documents and we exclude heat tracing for the exterior condenser water piping and fuel oil piping. These piping services are insulated.

5.           This proposal includes air curtains shown on the construction drawings and which are not scheduled.

6.           This proposal includes costs for roof drains shown on the architectural drawings, which are not shown on the plumbing drawings.

7.           This proposal includes steam piping from the humidifiers to the dispersion tubes at the air handlers, which is not shown on the construction drawings.

8.           This proposal includes costs to insulate all ductwork in mechanical rooms, penthouses and lower than seven feet above the finished floor in rigid duct board in lieu of duct wrap as specified.

9.           This proposal includes a grease trap which would be associated with the kitchen build out.

10.         The fuel oil storage and delivery system serves the emergency generators and boilers only. The emergency generators are furnished with belly tanks for fuel oil storage, as specified and shall act as day tanks for the fuel oil delivery system to the emergency generators.

11.         This proposal includes $* of equipment, piping and ductwork currently not shown on the construction documents and incorporated for a complete and operation systems. The systems and costs are as follows:

High and Low Pressure Steam and Condensate Systems Piping	$	*
Boiler Feedwater Piping	$	*
Boiler Blowdown Piping	$	*
Chemical Feed Piping	$	*
Vents and Drains	$	*
Pumped Condensate Piping	$	*
Cooled Steam Condensate	$	*

9

Steam to Cooling Towers	$	*
AHU Condensate Drain Piping	$	*
Rupture Disc Piping	$	*
Heating Hot Water Piping to Reflecting Pools	$	*
Air Curtains	$	*
BI/BO Filter Housings for Dust Collectors	$	*

These values are approximate and shown for clarification that we have attempted to include all materials for a complete and operational system. These costs do not include any item which is reasonably unforeseeable.

12.         This proposal includes ductwork constructed to the specified duct construction standards. There is value engineering available to reduce the duct construction standards appropriate for the related equipment external static pressures. Any duct system which is not currently marked with a system construction pressure class shall be constructed using the external static pressure on the equipment schedule. Please refer to the value engineering list.

13.         This proposal excludes any sound attenuation other than that which is specified to be furnished with the HVAC equipment.

14.         This proposal excludes duct lining.

15.         This proposal is based upon utilizing schedule 80 polypropylene pipe and schedule 40 polypropylene fittings for the process waste and vent system.

16.         This proposal excludes DOP and filter integrity testing.

17.        As per the V/E session on 03/02/07 this proposal includes:

•      item #031-02; revision of above ground sanitary sewer drainage piping from extra heavy cast iron hub and spigot pipe and fitting to service weigh no hub cast iron pipe and fittings.

•      item #031-04; a change of the carbon steel piping specification from A-106 pipe to A53 ERM pipe for heating hot water, chilled water, chiller vent, propane, and condenser water only. All steam and steam condensate piping shall remain seamless.

•      item #031-05; the steam boiler relief vent piping shall vent each boiler separately in lieu of a header configuration as currently designed.

•      item #031-06; the ductwork classification of air handling units #1 and #2 shall be changed from 10” wg to 3” wg SMACNA duct construction standards.

•      item #031-07; the ductwork material specification for air handing systems #1 and #2 have been changed from stainless steel to galvanized steel construction.

•      item #031-08; the ductwork classification of air handling units #5, #8, #9, #12, #14 and #16 shall be changed from 10” wg to 3” wg SMACNA duct construction standards.

•      item #031-11; the ductwork material specification for low wall return duct shall change from 16 gage stainless steel to 20 gage stainless steel.

CP 032 – FIRE PROTECTION

1.     This proposal includes a prefabricated pump house for the fire protection pump.

2.     This proposal includes upright sprinkler heads at the shelled areas.

3.     This proposal is based upon a 1500 GPM fire pump.

4.     This proposal excludes a spare tank of fire suppression system gas.

5.     This proposal includes a water curtain on both sides of the two story glass window at the process areas as required by NFPA-13.

10

6.           This proposal includes two temporary fire protection standpipes connected to a common fire department connection for temporary fire protection during the course of construction.

7.           This proposal excludes fire suppression at the kitchen hood (shelled area).

8.           This proposal excludes a fire water storage tank.

9.           This proposal is based upon submission of drawings stamped by a NICET certified fire protection system designer. This proposal excludes a professional engineers stamp.

CP 033 – ELECTRICAL AND FIRE ALARM

1.           This proposal is based upon utilizing three (3) Caterpillar 750kW emergency generators. The specified generator manufacturer could not meet the specification requirements. The proposed emergency generators provide a significant cost savings and meet the intent of the specification requirements.

2.           This proposal is based upon utilizing a Siemens access control and closed circuit television system.

3.           This proposal excludes cable tray. The voice / data system rough in costs contained in this proposal are limited to in wall conduit terminating with a 90 degree bend at the accessible ceiling space, wall outlet boxes and pull cord; and the two (2) – 4” conduits from the Server Room terminating at the property line as shown on drawing ES1-02.

4.           This proposal excludes voice / data equipment, cabling, devices, terminations and testing.

5.           This proposal is based upon the local power utility company furnishing and installing the transformers, pull boxes, conduit and associated cabling to the primary side of the transformers to the location shown on the construction drawings.

6.           This proposal includes two 480 volt, 125 amp power connections to a single point on each of the packaging line equipment. All electrical work beyond that point shall be furnished and installed by the manufacturer.

7.           This proposal is based on all wiring being installed in conduit, except for in wall cabling within the office area; that wiring shall be installed in MC cable. item 033-07. As per the value engineering session this proposal includes item#033-08; which utilizes MC cable in the accessible ceiling office areas in lieu of conduit, except for home runs.

8.           This proposal excludes power for motor controlled window shades. We cannot ascertain a quantity. We can furnish power for the cost of $* per shade / power location.

9.           This proposal is based upon utilizing EMT conduit at the mechanical rooms and penthouses in lieu of rigid steel conduit as specified.

10.         This proposal includes PVC coated conduit at process areas where conduit is exposed and subject to wash down.

11.         This proposal includes two 30 amp circuits for site entrance signage.

12.         This proposal excludes audio / visual rough in, equipment, cabling, devices, terminations and testing.

13.         This proposal is based on site lighting furnished and installed according to the electrical drawings labels ES1-01 and ES1-03.

14.         This proposal excludes sound isolation pads behind in-wall electrical boxes.

CP 034 – BUILDING AUTOMATION SYSTEMS AND PROCESS CONTROLS

1.           This proposal is excludes monitoring of the coolers and freezers.

2.           This proposal includes 200 man hours of premium time differential for off hours controls system start up and testing.

3.           This proposal includes additional coordination time between the controls and the balancing contractors.

4.           This proposal is based on all controls wiring being installed in EMT except in classified areas where rigid conduit is required by code.

11

5.           This proposal is based on utilizing Cat 5e plenum rated cable for control and communications wiring between the VAV boxes in the office area ceilings.

6.           This proposal includes bench testing, field testing and field calibration of all instruments and controls devices.

7.           This proposal includes DPR supervision of all controls functional testing.

8.           This proposal is based on client input for the development of the controls programming and the visual output of the software.

9.           This proposal is based on 15 calendar days for Operational Acceptance Test in lieu of the 30 consecutive day test required by specification section 255100, paragraph 3.8.C and D.

CP035 – TESTING AND BALANCING

1.           This proposal includes additional man hours to coordinate the testing and balancing work with the MEP subcontractors prior to starting the work and to ascertain all controls, valves and devices are oriented, accessible and properly tagged.

2.           This proposal includes additional costs for the testing and balancing agent to coordinate with the master commissioning plan.

3.           This proposal includes additional costs for the testing and balancing agent to review the mechanical and electrical turn over packages prior to submission to he owners commissioning and validation agents.

CP 036 – PROCESS PIPING AND PROCESS EQUIPMENT SETTING

1.           This proposal includes non-video boroscoping of only the orbital welded hygienic piping systems inclusive of WPU, WIP and RO. Add alternate pricing to follow for the cost of video boroscoping the WPU piping only.

2.           This proposal is based upon utilizing argon as the pressure testing medium in lieu of water.

3.           This proposal is based upon utilizing L hard copper tubing with wrot copper fittings for pipe sizes 2” and smaller and schedule 10 stainless steel piping with grooved fittings for the compressed air system. The copper joints shall be silver solder brazed. This is in place of the schedule 40 black piping with welded fittings and copper tubing with 95/5 solder joints as specified. This is done due to the compressed air connections to the process equipment.

4.           This proposal includes nitrogen and compressed air drops as shown. There is no detail for the drops except for connection to panels. All “loose” drops shall be furnished with a shut off valve only to 5’ above the finished floor.

5.           Regarding discrepancies between the flow diagrams and P&ID’s; this proposal includes installation of the larger pipe size. This occurs at three locations involving WPU water.

6.           This proposal excludes the WPU, CA, HW and CW panels shown on detail no. 4 on drawing R5-001. We were not able to find this panel on any orthographic drawing.

7.           This proposal includes passivation of the WPU, WIP, RO and Acetone piping systems only. We have excluded passivation of the stainless steel process ductwork.

8.           This proposal excludes costs for installation of atomizing air piping and is considered to be part of the Glatt machine hook up allowance.

9.           This proposal excludes costs for solutions piping. There is insufficient information on the construction documents to ascertain installation costs.

10.         This proposal excludes radiographic and / or ultrasonic examination of process piping.

11.         This proposal includes ½” block valves at various locations for instrument air piping furnished under the controls contract.

12.         This proposal includes RO water to the humidifiers serving process areas. Currently, there is no water piping shown to the humidifiers. These drops are shown on the P&ID’s, but not on the P drawings.

12

13.         There is currently no information for the flame arrestors shown on P&ID R6-003 and P&ID R6-004. We have included a cost of $* each for these items.

14.         This proposal is based upon the acetylene piping being constructed under specification section SS03.

15.         This proposal excludes CAP 30 and CAP 100 piping. There is none shown on the construction drawings.

16.         This proposal excludes furnishing and installation of thermal insulation for process equipment furnished by the owner for installation under this scope of work.

CP 037 - ENVIRONMENTAL ROOMS

1.           Room structures will consist of 4” urethane insulated panels with 0.032 white stucco aluminum interior and exterior finish. Panels will join with camlocks at panel edges. Panels will comply with ASTM E-84 and FM 4894 class 1 standards.

2.           Refrigerator is designed to operate at 4 degree C (+/- 1 degree C) and supporting a “live load” of 10 w/sf. Freezer s designed to operate at -20 degree C (+/- 1 degree C) and supporting a “live load” of 2 w/sf.

3.           Refrigerator floor will have a 4” insulated cam lok floor with a 14 gauge galvanized steel top and 1/8” thick tempered board aluminum top and load capacity of 600 PSF. Armstrong Corlon (standard selections) is included as a finish floor material. Ramps are not included.

4.           Illumination will be 50 foot candles 40” AFF.

5.           Control panel to include Honeywell 10” two pen circular controller and two (2) Honeywell UDC-2500 PID Controllers.

6.           Three line hot gas by-pass design and R-404 refrigerant are included in both rooms.

7.           Pressurized ceiling plenum with egg-crate tiles and anodized aluminum grid is not included.

CP 038 – CHAIN LINK FENCE

1.           No clarifications

CP 039 – STORAGE RACKS

1.           No clarifications

- END OF BASIS OF ESTIMATE -

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5. List of Contract Documents

LIST OF DOCUMENTS

DPR Project Number: 16-26002, Various Dates

United Therapeutics

3000 RDU Center Drive, Suite 200

Morrisville, NC  27560

Architect:	O’Neal Engineering, Inc.
Civil Engineer / Structural Engineer:	Criser Troutman Tanner Consulting Engineers
Landscape Architect:	Lappas & Havener, PA
Surveyor:	The John R. McAdams Company, Inc.

A.            Specifications

ARCHITECTURAL

Specification No.	Description	Revision Date	Revision Number
033053	Concrete slab on grade substrates (...to receive epoxy terrazzo)	11/21/06	0
033513	Curing, sealing, and hardening concrete floors	11/21/06	0
033713	Shotcrete	11/21/06	0
042200	Unit Masonry Assemblies	11/21/06	0
044243	Exterior Wall Cladding System	01/24/07	0
054000	Cold formed Metal Framing	11/21/06	0
055000	Metal Fabrications	11/21/06	0
055213	Pipe and Tube Railings	11/21/06	0
057200	Stainless Steel Railing Systems	11/21/06	0
062023	Interior Finish Carpentry	11/21/06	0
064023	Interior Architectural Woodwork	11/21/06	0
066513	Solid Surface Fabrications	11/21/06	0
071353	Elastomeric Sheet Waterproofing	11/21/06	0
072100	Thermal Insulation	11/21/06	0
074212	Exterior Insulated Horizontal Metal Wall Panels	11/21/06	0
074243	Metal Composite Wall System	11/21/06	0
075323	EPDM Membrane Roof	11/21/06	0
077129	Manufactured Roof Expansion Joints	11/21/06	0

United Therapeutics — xxxxxx	Subcontractor: <<SUB>>
Subcontract No. 16-26002-01

078100	Sprayed Fire Resistive Materials	11/21/06	0
078400	Through Penetration Firestop Systems	11/21/06	0
078446	Fire Resistive Joint Systems	11/21/06	0
079200	Joint Sealants	11/21/06	0
079500	Expansion Control	11/21/06	0
081113	Steel Doors and Frames	11/21/06	0
081416	Flush Wood Doors	11/21/06	0
081613	FRP Personnel Doors	11/21/06	0
083000	Specialty Door Systems	11/21/06	0
083113	Access Doors and Frames	11/21/06	0
083323	Overhead Coiling Doors and Fire Shutters	11/21/06	0
083326	Overhead Coiling Security Grilles	11/21/06	0
084100	Aluminum Entrances and Storefronts	11/21/06	0
084233	Revolving Door Entrances	11/21/06	0
084413	Aluminum Curtain Wall	11/21/06	0
084426	Structural Glass Curtain Wall	11/21/06	0
084523	Insulated translucent Fiberglass Sandwich Panel Skylight System	11/21/06	0
085123	Steel Window Frames	11/21/06	0
087111	Door Hardware	11/21/06	0
087111	Hardware Schedule	11/21/06	0
087113	Automatic Door Operators	11/21/06	0
088000	Glazing	11/21/06	0
088400	Plastic Glazing	11/21/06	0
092116.23	Gypsum Board Shaft Wall Assemblies	11/21/06	0
092213	Non- Load Bearing Steel Framing	11/21/06	0
092900	Gypsum Board	11/21/06	0
093000	Tiling	11/21/06	0
095113	Acoustical Panel Ceilings	11/21/06	0
095133	Acoustical Metal Wall /Ceiling Panel Systems	11/21/06	0
095424	Flat Panel Wood Ceiling Systems	11/21/06	0
095443	Stretch Fabric Ceiling Systems	11/21/06	0
096400	Wood Flooring	11/21/06	0
096513	Resilient Wall Base and Accessories	11/21/06	0
096516	Resilient Sheet Flooring	11/21/06	0
096519	Resilient Tile Flooring	11/21/06	0
096536.13	Resilient Tile Flooring (static dissipative)	11/21/06	0
096623	Epoxy Terrazzo	11/21/06	0
096723	Resinous Flooring	11/21/06	0
096813	Carpet Tile	11/21/06	0

United Therapeutics — xxxxxx	Subcontractor: <<SUB>>
Subcontract No. 16-26002-01

097513	Solid Surface Wall Cladding	11/21/06	0
099323	Wood Stains and Transparent Finishes	11/21/06	0
099600	High Performance Coatings	11/21/06	0
101423	Signs	11/21/06	0
Signage Job Description	Page 1	11/12/06	0
102113.19	Toilet Compartments	11/21/06	0
102226.13	Accordion Folding Partitions	11/21/06	0
102226.33	Operable Partition Panels	11/21/06	0
102623	Protective Sheet Wall Covering	11/21/06	0
104400	Fire protective Specialties	11/21/06	0
105113	Metal Lockers	11/21/06	0
111300	Loading Dock Equipment	11/21/06	0
111900	Security Cage for Quarantine, Label Store and Control	11/21/06	0
123553.13	Metal Laboratory Casework	11/21/06	0
126112	Upholstered Audience Seating	11/21/06	0
142400	Hydraulic Elevators	11/21/06	0

ELECTRICAL

Specification No.	Description	Revision Date	Revision Number
260500	Common Work Results for Electrical	11/21/06	0
260510	Grounding and Bonding	11/21/06	0
260519	Conductors and Cables — 600V & Below	11/21/06	0
260522	Raceways and Boxes	11/21/06	0
260529	Hangers & Supports for Electrical Systems	11/21/06	0
260553	Electrical Identification	11/21/06	0
262213	Dry Type Transformers	11/21/06	0
262300	Switchgear	11/21/06	0
262413	Switchboard	11/21/06	0
262416	Panelboards	11/21/06	0
262419	Motor Control Centers	11/21/06	0
262726	Wiring Devices	11/21/06	0
262813	Fuses: 600 VAC and Below	11/21/06	0
262913	Low Voltage Motor Starters — Individual	11/21/06	0
262923	Variable Frequency Drives	11/21/06	0
263213	Bi-Fuel Emergency Engine Generator Distribution Switchgear and Pre-Fab Building	11/21/06	0
263253	Static Uninterruptible Power Supply Guide Specification	11/21/06	0

United Therapeutics — xxxxxx	Subcontractor: <<SUB>>
Subcontract No. 16-26002-01

263623	Transfer Switches	11/21/06	0
263819	Motors — AC 200HP & Below (Single Speed)	11/21/06	0
265113	Building Lighting	11/21/06	0
267010	Safety/Disconnect Switches	11/21/06	0
283100	Fire Alarm System	11/21/06	0

MECHANICAL

Specification No.	Description	Revision Date	Revision Number
011113.23	Mechanical General Provisions	11/21/06	0
220500	Common Work Results for Plumbing	11/21/06	0
223500	Domestic Hot Water Generator	11/21/06	0
224200	Plumbing Fixtures	11/21/06	0
224500	Emergency Plumbing Fixtures	11/21/06	0
226100	Compressed Air Generation System	11/21/06	0
226200	Central Vacuum System	11/21/06	0
230500	Common Work Results for HVAC	11/21/06	0
230533	Heat Tracing for HVAC Piping	11/21/06	0
230700	Mechanical Insulation	11/21/06	0
230701	Mechanical Equipment Insulation	11/21/06	0
230800	Start-up of Mechanical Systems	11/21/06	0
230801	Testing, Adjusting and Balancing	11/21/06	0
231114	Fuel Oil System	11/21/06	0
232100	General Piping Specifications	11/21/06	0
Service Index	Page 1, Page 2	11/21/06
232101	Mechanical Valves	11/21/06	0
232102	Piping Specialties	11/21/06	0
232103	Hangers and Supports	11/21/06	0
232105	Centrifugal Pumps	11/21/06	0
232106	Mechanical Identification	11/21/06	0
232107	Mechanical Sound, Vibration and Seismic Control	11/21/06	0
232213	Steam and Condensate Piping	11/21/06	0
232223	Steam Condensate Pumps	11/21/06	0
232500	HVAC Water Treatment	11/21/06	0
233100	HVAC Ductwork and Accessories	11/21/06	0
233101	Metal Process Ductwork and Accessories	11/21/06	0
233300	Duct Accessories	11/21/06	0
233400	Centrifugal Fans	11/21/06	0
233500	Power Ventilators	11/21/06	0

United Therapeutics — xxxxxx	Subcontractor: <<SUB>>
Subcontract No. 16-26002-01

233501	Dust Collectors	11/21/06	0
233600	Air Terminals	11/21/06	0
233601	HEPA Filter Housings	11/21/06	0
233602	HEPA Filter Terminal Units	11/21/06	0
233700	Air Inlets and Outlets	11/21/06	0
233723	HVAC Gravity Ventilators	11/21/06	0
233813	Commercial Kitchen Hoods	11/21/06	0
235100	Breeches, Chimneys and Stacks	11/21/06	0
235239	Fire Tube Boilers	11/21/06	0
235313	Boiler Feedwater Pumps	11/21/06	0
235316	Deaerators and Surge Tanks	11/21/06	0
235700	Heating Hot Water Generation Skid	11/21/06	0
236400	Centrifugal Liquid Chiller — Water Cooled	11/21/06	0
236500	Packaged Induced Draft Cooling Towers	11/21/06	0
237313	Modular Indoor Central Station Air Handling Units	11/21/06	0
237500	Custom Air Handling Unit	11/21/06	0
238219	Fan Coil Units	11/21/06	0
238239	Unit Heaters	11/21/06	0
238400	Humidifiers	11/21/06	0
259500	Integrated Automation Control Sequences for HVAC	11/21/06	0

CIVIL

Specification No.	Description	Revision Date	Revision Number
311000	Site Clearing	11/21/06	1
312000	Earth Moving	11/21/06	1
312319	Dewatering	11/21/06	1
313116	Termite Control	11/21/06	1
321216	Asphalt Paving	11/21/06	1
321313	Concrete Paving	11/21/06	1
321373	Concrete Paving Joint Sealants	11/21/06	0
323113	Chain Link Fences and Gates	11/21/06	1
329200	Turf and Grasses	11/21/06	1
330500	Common Work for Utilities	11/21/06	1
334100	Storm Utility Drainage Piping	11/21/06	1
334713	Pond and Reservoir Liners	11/21/06	1
221113	Facility Water Distribution Piping	11/21/06	1
221313	Facility Sanitary Sewers	11/21/06	1

United Therapeutics — xxxxxx	Subcontractor: <<SUB>>
Subcontract No. 16-26002-01

PROCESS

Specification No.	Description	Revision Date	Revision Number
105613	Metal Storage Racks	11/21/06, 11/6/06	0
132126	Cold Storage Rooms	11/21/06	0
402001	Piping Material and Methods	11/21/06	0
Piping System Service Index	Index, SS01, SS02, SS03, SS05, SS06 [Totaling 6 pages]	11/21/06	0
402002	Sanitary Pharmaceutical Piping	11/21/06	0
Equipment List	Pages: 1 (of 112), 2 (of 112), 3 (of 112), 4 (of 112), 5 (of 112), 6 (of 112), 7 (of 112), 8 (of 112), 9 (of 112) and 10 (of 112)	11/21/06	0
Room Data Summary	Pages: 1 (of 118), 2 (of 118), 3 (of 118), 4 (of 118), 5 (of 118), 6 (of 118), 7 (of 118), 8 (of 118), 9 (of 118), 10 (of 118), 11 (of 118), 12 (of 118), 13 (of 118), 14 (of 118), 15 (of 118), 16 (of 118), 17 (of 118), 18 (of 118), 19 (of 118) and 20 (of 118)	11/21/06	0
Room Design Criteria	Pages 11205-11240, 11242-11253, 11255-11260, 11301-11309, 11321-11322, 11324, 12321, 12324, 12331, 12337-12339, 12342, 12343, 21249-21256, 21258-21272 and unlabelled last page [Totaling 98 pages]	11/21/06	0

FIRE PROTECTION

Specification No.	Description	Revision Date	Revision Number
213116	Diesel Horizontal Centrifugal Fire Pumps [and fire pump data sheet]	11/21/06	0
211313	Fire Protection System	11/21/06	0
212200	Total Flooding Fire Suppression System	11/21/06	0

INSTRUMENTATION AND CONTROLS

Specification No.	Description	Revision Date	Revision Number
011113.17	Work Covered By Contract Documents Controls Work	11/21/06	0
250500	Common Work Results for Integrated Automation	11/21/06	0
251316	Integrated Automation Control and Monitoring Network Integration	11/21/06	0

United Therapeutics — xxxxxx	Subcontractor: <<SUB>>
Subcontract No. 16-26002-01

	Panels
255100	Integrated Automation Control of Facility Equipment	11/21/06	0
259100	Integrated Automation Control Sequences for Facility Equipment	11/21/06	0
	Instrument Index	11/21/06
	Instrument Specifications	11/21/06	0
	I/O Count	11/21/06	0
	I/O Schedule	11/21/06	0
New RTP Facility (thermowell sketches)	Pages 1 -6	11/21/06

STRUCTURAL STEEL

Specification No.	Description	Revision Date	Revision Number
033000	Cast-in-Place Concrete	11/21/06	0
051200	Structural Steel	11/21/06	0
052100	Steel Joist Framing	11/21/06	0
053100	Steel Deck	11/21/06	0

B.         Drawings

GENERAL

Drawing	Description	Revision No.	Revision Date
G0-01	General Project Cover Sheet & Vicinity Map	0	11/21/06
G0-02	Architectural Building Code Summary	0	11/21/06
G0-04	General UL Details	0	11/21/06
G0-05	Architectural Material & Personnel Flow Diagram	0	11/21/06
GA-01	Architectural General Details	0	11/21/06

CIVIL

Drawing	Description	Revision No.	Revision Date
C1-00	Civil General Notes, Abbreviations & Index	3	11/21/06
C1-02	Civil Site Layout Plan	A	02/15/07
C1-03.1	Civil Stormwater & Grading Plan	A	02/15/07
C1-03.2	Civil Stormwater & Grading Plan	A	02/15/07
C1-05	Civil Proposed Drainage Plan	A	02/15/07
C1-06.1	Civil Erosion Control Plan Phase 1	A	02/15/07
C1-06.2	Civil Erosion Control Plan Phase 2	A	02/15/07
C1-07	Civil Underground Utilities	A	02/15/07
C5-01	Civil Site & Pavement Details	1	10/12/06
C5-02	Civil Stormwater & Erosion Control	A	02/15/07
C5-03	Civil Water Details	0	08/24/06
C5-04	Civil Sanitary Sewer Details	A	02/15/07

STRUCTURAL

Drawing	Description	Revision No.	Revision Date
S0-1	Structural General Notes & Design Criteria	0	11/21/06
S1-101	Structural Partial Foundation and Slab Plan	0	11/21/06
S1-102	Structural Partial Foundation and Slab Plan	0	11/21/06
S1-111	Structural Partial Foundation and Slab Plan	A	02/15/07
S1-112	Structural Partial Foundation and Slab Plan	A	02/15/07
S1-113	Structural Partial Foundation and Slab Plan	0	11/21/06

United Therapeutics — xxxxxx	Subcontractor: <<SUB>>
Subcontract No. 16-26002-01

S1-121	Structural Partial Foundation and Slab Plan	0	11/21/06
S1-123	Structural Partial Foundation and Slab Plan	0	11/21/06
S1-133	Structural Pipe Bridge & Equip Foundation Plan	0	11/21/06
S1-201	Structural Partial Second Floor Framing Plan	0	11/21/06
S1-202	Structural Partial Second Floor Framing Plan	0	11/21/06
S1-211	Structural Partial Second Floor Framing Plan	0	11/21/06
S1-212	Structural Partial Second Floor Framing Plan	A	02/15/07
S1-213	Structural Partial Second Floor Framing Plan	0	11/21/06
S1-221	Structural Framing Plan at el 18’-0” (nominal)	0	11/21/06
S1-223	Structural Partial Second Floor Framing Plan	0	11/21/06
S1-233	Structural Pipe Bridge Framing Plan	0	11/21/06
S1-301	Structural Partial Roof Framing Plan	0	11/21/06
S1-302	Structural Partial Roof and Third Floor Framing Plan	0	11/21/06
S1-311	Structural Partial Roof and Third Floor Framing Plan	0	11/21/06
S1-312	Structural Partial Roof and Third Floor Framing Plan	A	02/15/07
S1-313	Structural Partial Roof Framing Plan	0	11/21/06
S1-321	Structural Partial Roof Framing Plan	0	11/21/06
S1-323	Structural partial Roof Framing Plan	0	11/21/06
S1-402	Structural roof Framing Plan at EL 47’-9”	0	11/21/06
S1-411	Structural Roof Framing Plan at EL 49’-6”	0	11/21/06
S1-412	Structural Roof framing Plan at EL. 56’-0”	A	02/15/07
S2-01	Structural Steel Bracing Elevations	0	11/21/06
S2-02	Structural Steel Bracing Elevations	0	11/21/06
S4-01	Structural Roof Framing Plan at EL. 30’-0”	0	11/21/06
S4-02	Structural Miscellaneous Framing Plans	A	02/15/07
S4-03	Structural Miscellaneous Framing Plans	0	11/21/06
S4-04	Structural Pipe Support Framing Plan	0	11/21/06
S5-01	Structural Typical Concrete Sections & Details	0	11/21/06
S5-02	Structural Typical Concrete Sections & Details	0	11/21/06
S5-03	Structural Typical Steel Sections & Details	0	11/21/06
S5-04	Structural Column Schedule	0	11/21/06
S5-05	Structural Typical Sections & Details	0	11/21/06
S5-06	Structural Sections & Details	0	11/21/06
S5-07	Structural Sections & Details	A	02/15/07
S5-08	Structural Sections & Details	0	11/21/06
S5-11	Structural Sections & Details	0	11/21/06
S5-12	Structural Sections & Details	0	11/21/06
S5-13	Structural Sections & Details	0	11/21/06
S5-14	Structural Sections & Details	A	02/15/07
S5-15	Structural Sections & Details	A	02/15/07
S5-16	Structural Sections & Details	A	02/15/07
S5-17	Structural Sections & Details	0	11/21/06
S5-18	Structural Sections & Details	0	11/21/06
S5-20	Structural Sections & Details	0	11/21/06
S5-21	Structural Sections & Details	0	11/21/06

ARCHITECTURAL

Drawing	Description	Revision No.	Revision Date
A0-01	Architectural Abbreviations and General Notes	0	11/21/06
A1-01	Architectural Overall First Floor Plan	A	02/15/07
A1-02	Architectural Overall Second Floor Plan	A	02/15/07
A1-03	Architectural Overall Third Floor Plan	0	11/21/06
A1-04	Architectural Roof Plan	0	11/21/06
A1-101	Architectural Partial First Floor Plan	0	11/21/06
A1-102	Architectural Partial First Floor Plan	0	11/21/06
A1-111	Architectural Partial First Floor Plan	A	02/15/07
A1-112	Architectural Partial First Floor Plan	A	02/15/07

United Therapeutics — xxxxxx	Subcontractor: <<SUB>>
Subcontract No. 16-26002-01

A1-112M	Architectural Mezzanine Plan	A	02/15/07
A1-113	Architectural Partial First Floor Plan	0	11/21/06
A1-121	Architectural Partial First Floor Plan	A	02/15/07
A1-123	Architectural Partial First Floor Plan	A	02/15/07
A1-201	Architectural Partial Second Floor Plan	0	11/21/06
A1-202	Architectural Partial Second Floor Plan	0	11/21/06
A1-211	Architectural Partial Second Floor Plan	A	02/15/07
A1-212	Architectural Partial Second Floor Plan	A	02/15/07
A1-213	Architectural Partial Second Floor Plan	0	11/21/06
A1-221	Architectural Partial Second Floor Plan	0	11/21/06
A1-223	Architectural Partial Second Floor Plan	A	02/15/07
A1-301	Architectural Partial Third Floor Plan	0	11/21/06
A1-302	Architectural Partial Third Floor Plan	0	11/21/06
A1-311	Architectural Partial Third Floor Plan	A	02/15/07
A1-312	Architectural Partial Third Floor Plan	A	02/15/07
A1-313	Architectural Partial Third Floor Plan	0	11/21/06
A1-321	Architectural Partial Third Floor Plan	A	02/15/07
A1-323	Architectural Partial Third Floor Plan	0	11/21/06
A2-01	Architectural Building Elevations	0	11/21/06
A2-02	Architectural Partial Building Elevations	0	11/21/06
A3-01	Architectural Building Sections	0	11/21/06
A3-02	Architectural Building Sections	A	02/15/07
A3-03	Architectural Building Sections	0	11/21/06
A3-04	Architectural Building Sections	0	11/21/06
A3-05	Architectural Building Sections	0	11/21/06
A3-06	Architectural Building Sections	0	11/21/06
A3-07	Architectural Building Sections	0	11/21/06
A3-08	Architectural Building Sections	0	11/21/06
A3-09	Architectural Building Sections	0	11/21/06
A3-101.1	Architectural Details	A	02/15/07
A3-101.2	Architectural Details	A	02/15/07
A3-101.3	Architectural Details	0	11/21/06
A3-101.4	Architectural Details	None	11/9/06
A3-101	Architectural Wall Sections	A	02/15/07
A3-102.1	Architectural Details	0	11/21/06
A3-102.2	Architectural Details	0	11/21/06
A3-102	Architectural Wall Sections	0	11/21/06
A3-103.1	Architectural Details	0	11/21/06
A3-103.2	Architectural Details	0	11/21/06
A3-103	Architectural Wall Sections	0	11/21/06
A3-104.1	Architectural Details	A	02/15/07
A3-104.2	Architectural Details	0	11/21/06
A3-104.3	Architectural Details	0	11/21/06
A3-104	Architectural Wall Sections	0	11/21/06
A3-105.1	Architectural Details	0	11/21/06
A3-105.2	Architectural Details	0	11/21/06
A3-105	Architectural Wall Sections	0	11/21/06
A3-106.1	Architectural Details	0	11/21/06
A3-106	Architectural Wall Sections	0	11/21/06
A3-107	Architectural Wall Sections	A	02/15/07
A3-108	Architectural Wall Sections	0	11/21/06
A3-109	Architectural Wall Sections	0	11/21/06
A3-110	Architectural Wall Sections & Details	0	11/21/06
A3-111	Architectural Wall Sections of Entrance Lobby	0	11/21/06
A3-113.1	Architectural Details	0	11/21/06
A3-113	Architectural Wall Sections	0	11/21/06
A4-01.1	Architectural Stair Details	0	11/21/06
A4-01	Architectural Stair Plans, Sections and Details	0	11/21/06

United Therapeutics — xxxxxx	Subcontractor: <<SUB>>
Subcontract No. 16-26002-01

A4-02	Architectural Stair Plans, Sections and Details	0	11/21/06
A4-03	Architectural Stair Plans, Sections and Details	0	11/21/06
A4-04	Architectural Stair Plans, Sections and Details	0	11/21/06
A4-05	Architectural Stair Plans, Sections and Details	0	11/21/06
A4-09	Architectural First Floor Enlarged Plans	0	11/21/06
A4-11	Architectural Second Floor Enlarged Plans	0	11/21/06
A4-13	Architectural Exterior Soffit Plan	0	11/21/06
A4-14.1	Architectural Enlarged Assembly Plan Details	0	11/21/06
A4-14.2	Architectural Enlarged Assembly Plan Details	0	11/21/06
A4-14.3	Architectural Enlarged Assembly Plan Details	0	11/21/06
A4-14.4	Architectural Enlarged Assembly Plan Details	0	11/21/06
A4-14	Architectural Lobby Assembly Enlarged Floor Plan	0	11/21/06
A4-15.1	Architectural Enlarged Lobby Plan Details	0	11/21/06
A4-15.2	Architectural Enlarged Lobby Plan Details	0	11/21/06
A4-15.3	Architectural Enlarged Lobby Plan Details	A	02/15/07
A4-15	Architecture Lobby Enlarged Floor Plan	A	02/15/07
A4-16	Architectural Enlarged Canopy Plan, Elevation, Section, & Details	0	11/21/06
A4-17	Architectural Enlarged Employee Entrance Canopy Plan, Elevation, Section & Details	0	11/21/06
A5-01.1	Architectural Plan Details	0	11/21/06
A5-01.2	Architectural Plan Details	0	11/21/06
A5-01.3	Architectural Plan Details	0	11/21/06
A5-01.4	Architectural Plan Details	0	11/21/06
A5-01.5	Architectural Plan Details	0	11/21/06
A5-01	Architectural Plan Details	0	11/21/06
A5-02.1	Architectural Details	0	11/21/06
A5-02	Architectural Details	0	11/21/06
A5-03.1	Architectural Reflecting Pool Sections	0	11/21/06
A5-03	Architectural Reflecting Pool Plans & Details	0	11/21/06
A5-04.1	Architectural Exec—Suites Second Floor Panel Details	0	11/21/06
A5-04.2	Architectural Pharm—Dev First & Second Floor Panel Details	0	11/21/06
A5-04	Architectural Exec—Suites First Floor Panel Details	0	11/21/06
A5-05	Architectural Retaining Wall Details	0	11/21/06
A5-06	Architectural Roof Details	0	11/21/06
A6-01	Architectural Room Finish Schedule	0	11/21/06
A6-02	Architectural Room Finish Schedule	0	11/21/06
A6-03	Architectural Door Schedule	0	11/21/06
A6-04	Architectural Door Schedule	0	11/21/06
A6-05.1	Architectural Door Details	0	11/21/06
A6-05.2	Architectural Door Details	0	11/21/06
A6-05.3	Architectural Door Details	0	11/21/06
A6-05.4	Architectural Door Details	0	11/21/06
A6-05.5	Architectural Door Details	0	11/21/06
A6-05.6	Architectural Door Details	0	11/21/06
A6-05	Architectural Door Schedules, Door Elevations & Details	0	11/21/06
A6-06	Architectural Window Schedule Elevations & Details	0	11/21/06

AI2-01	Architectural Interior Storefront Elevations & Details	0	11/21/06
AI2-02	Architectural Interior Storefront Elevations & Details	0	11/21/06
AI2-03	Architectural Interior Storefront Elevations	0	11/21/06
AI2-04.1	Casework Plans and Elevations	0	11/21/06
AI2-04	Casework Elevations and Details	0	11/21/06
AI2-05.1	Casework Sections and Details	A	02/15/07
AI2-05	Casework Plans and Elevations	0	11/21/06
AI2-06	Casework Sections and Details	0	11/21/06
AI2-07	Architectural Interior Restroom Elevations	0	11/21/06

United Therapeutics — xxxxxx	Subcontractor: <<SUB>>
Subcontract No. 16-26002-01

AI2-08	Architectural Interior Restroom Elevations	0	11/21/06
AI2-09	Architectural Interior Restroom Elevations	0	11/21/06
AI2-10	Architectural Interior Restroom Elevations	0	11/21/06
AI2-11	Architectural Interior Locker Room Elevations	0	11/21/06
AI2-12	Architectural Interior Women’s Locker Room Elevations	0	11/21/06
AI2-13	Building Sections and Details	0	11/21/06
AI4-01	Architectural Interior Lobby, Gallery & Kitchen Floor Pattern	A	02/15/07
AI4-02	Architectural Interior Assembly Floor Pattern	0	11/21/06
AI5-01	Architectural Interior Acoustical Wall Baffles Plan & Details	0	11/21/06

AQ2-01	Architectural Equipment Lab Casework Elevations & Plan	A	10/27/06
AQ2-02	Architectural Equipment Lab Casework Elevations Elevations & Plans	0	11/21/06
AQ2-03	Architectural Equipment Lab Casework Elevations & Plan	0	11/21/06
AQ4-01	Architectural Equipment Enlarged Lab Equipment Plans	0	11/21/06
AQ4-02	Architectural Enlarged Kitchen Equipment Plans	0	11/21/06

AR1-101	Architectural Partial First Floor Reflected Ceiling Plan	0	11/21/06
AR1-102	Architectural Partial First Floor Reflected Ceiling Plan	0	11/21/06
AR1-111	Architectural Partial First Floor Reflected Ceiling Plan	A	02/15/07
AR1-112	Architectural Partial First Floor Reflected Ceiling Plan	A	02/15/07
AR1-112M	Architectural Mezzanine Reflected Ceiling Plan	A	02/15/07
AR1-113	Architectural Partial First Floor Reflected Ceiling Plan	0	11/21/06
AR1-121	Architectural Partial First Floor Reflected Ceiling Plan	0	11/21/06
AR1-123	Architectural Partial First Floor Reflected Ceiling Plan	0	11/21/06
AR1-201	Architectural Partial Second Floor Reflected Ceiling Plan	0	11/21/06
AR1-202	Architectural Partial Second Floor Reflected Ceiling Plan	0	11/21/06
AR1-211	Architectural Partial Second Floor Reflected Ceiling Plan	0	11/21/06
AR1-212	Architectural Partial Second Floor Reflected Ceiling Plan	A	02/15/07
AR1-213	Architectural Partial Second Floor Reflected Ceiling Plan	0	11/21/06
AR1-221	Architectural Partial Second Floor Reflected Ceiling Plan	0	11/21/06
AR1-223	Architectural Partial Second Floor Reflected Ceiling Plan	0	11/21/06

PROCESS

Drawing	Description	Revision No.	Revision Date
R0-001	Process Lead Sheet	0	11/21/06
R1-112.1	Process General Arrangement Production Area First Floor	0	11/21/06
R1-112.2	Process General Arrangement Production Area First Floor	A	02/15/07
R1-112.3	Process General Arrangement Production Area First Floor	0	11/21/06
R1-112.4	Process General Arrangement Production Area First Floor	0	11/21/06
R1-112.5	Process General Arrangement Production Area First Floor	A	02/15/07
R1-112.6	Process General Arrangement Production Area First Floor	A	02/15/07
R1-112	Process General Arrangement Production Area First Floor	A	02/15/07
R1-113	Process General Arrangement Packaging Area	0	11/21/06
R1-123	Process General Arrangement Partial Plan First Floor	0	11/21/06
R1-212	Process General Arrangement Partial Plan Second Floor	A	02/15/07
R1-223.1	Process General Arrangement Purified & RO Water Generation	0	11/21/06
R1-112.5	Process General Arrangement Production Area First Floor	0	11/21/06
R3-001	Process Sections Fluid Bed Systems	A	02/15/07
R3-002	Process Miscellaneous Plans & Sections	0	11/21/06
R3-003	Process Miscellaneous Elevations	0	11/21/06
R3-004	Process Miscellaneous Plans	0	11/21/06
R3-005	Process Utility Box Elevations GLATT RM 11220 GLATT RM 11222 GLATT RM 11237	A	02/15/07

United Therapeutics — xxxxxx	Subcontractor: <<SUB>>
Subcontract No. 16-26002-01

R3-006	Process Utility Box Elevations Compression RM 11235 Blender RM 11236 Compression RM 11218 Blender RM 11219	0	11/21/06
R3-007	Process Utility Box Elevations GLATT RM 21259 GLATT RM 21258	A	02/15/07
R3-008	Process Utility Box Elevations GLATT RM 21271 COATER RM 21269	0	11/21/06
R3-009	Process Utility Box Elevations GLATT RM 21263 Pharmacy RM 21255 Blend RM 21270	A	02/15/07
R3-010	Process Utility Box Elevations Compression RM 21268 Dispense RM 11224	0	11/21/06
R3-011	Process Utility Box Elevations Coater Prep RM 11253 Coater Prep RM 11254 Coater RM 11248 Coater RM 11249	0	11/21/06
R3-012	Process Downflow Booth Plan and Elevations RM 11224	0	11/21/06
R5-001	Process Utility Panel Details	0	11/21/06
R5-002	Process WPU Piping Drop Detail	0	11/21/06
R6-001	Process P&ID Acetone Storage	0	11/21/06
R6-002	Process P&ID Granulation and Screening GLATT—300	0	11/21/06
R6-003	Process P&ID Coating Solution Preparation Room 11253	0	11/21/06
R6-004	Process P&ID Coating Solution Preparation Room 11254	C	11/21/06
R6-005	Process P&ID Coater Room 11249	0	11/21/06
R6-006	Process P&ID Coater Room 11248	0	11/21/06
R6-007	Process P&ID Purified/RO Water Generation	0	11/21/06
R6-008	Process P&ID WPU Dispensing Room 11224	0	11/21/06
R6-009	Process P&ID Purified & RO Water Distribution	A	02/15/07
R6-010	Process P&ID Tote Washing Room 11232	0	11/21/06
R6-011	Process P&ID Compression Room 11218	0	11/21/06
R6-012	Process P&ID GLATT Wash in Place Room 11252	0	11/21/06
R6-013	Process P&ID Granulation and Screening GLATT—60	0	11/21/06
R6-014	Process P&ID Granulation GLATT—15 (Future)	0	11/21/06
R7-001	Process Flow Diagram Flammable Liquids Storage and Handling	F	11/21/06
R7-002	Process Flow Diagram Warehouse and Dispensing	D	11/21/06
R7-003	Process Flow Diagram Granulation—Screening	D	11/21/06
R7-005	Process Flow Diagram Coater Solution Program	E	11/21/06
R7-006	Process Flow Diagram Tablet Coating	D	11/21/06
R7-007	Process Flow Diagram Purified & RO Water Generation	D	11/21/06
R7-008	Process Flow Diagram Purified & RO Water Diagram	D	11/21/06

INSTRUMENTATION AND CONTROLS

Drawing	Description	Revision No.	Revision Date
I1-101	Instrumentation Partial Location Plan First Floor	0	11/21/06
I1-102	Instrumentation Partial Location Plan First Floor	0	11/21/06
I1-111	Instrumentation Partial Location Plan First Floor	0	11/21/06
I1-112	Instrumentation Partial Location Plan First Floor	A	02/15/07
I1-113	Instrumentation Partial Location Plan First Floor	0	11/21/06
I1-121	Instrumentation Partial Location Plan First Floor	0	11/21/06
I1-123	Instrumentation Partial Location Plan First Floor	0	11/21/06
I1-133	Instrumentation Partial Location Plan First Floor	0	11/21/06
I1-201	Instrumentation Partial Location Plan Second Floor	0	11/21/06
I1-202	Instrumentation Partial Location Plan Second Floor	0	11/21/06
I1-211	Instrumentation Partial Location Plan Second Floor	0	11/21/06
I1-212	Instrumentation Partial Location Plan Second Floor	A	02/15/07
I1-213	Instrumentation Partial Location Plan Second Floor	0	11/21/06
I1-221	Instrumentation Partial Location Plan Second Floor	0	11/21/06
I1-223	Instrumentation Partial Location Plan Second Floor	0	11/21/06
I1-302	Instrumentation Partial Location Plan Third Floor	0	11/21/06

United Therapeutics — xxxxxx	Subcontractor: <<SUB>>
Subcontract No. 16-26002-01

I1-311	Instrumentation Partial Location Plan Third Floor	0	11/21/06
I1-312	Instrumentation Partial Location Plan Third Floor	0	11/21/06
I5-001	Controls Instrumentation Details	0	11/21/06
I5-002	Controls Instrumentation Details	0	11/21/06
I5-003	Instrumentation Details	0	11/21/06
I7-001	Controls Refrigerant Monitoring & Exhaust System Plan	0	11/21/06
I7-002	Controls Refrigerant Monitoring & Exhaust System Control Panel CP—12325—1 Layout	0	11/21/06
I7-003	Controls AHU-001 PDIT Interface Panel Layout	0	11/21/06
I7-004	Controls AHU-001, AHU-002 & AHU-004 PDIT Interface Panel Layout	0	11/21/06
I7-005	Controls AHU-008 PDIT Interface Panel Layout	0	11/21/06
I7-006	Controls Coater Prep Room Alarm Panel CP—21269 Layout	0	11/21/06
I7-007	Controls Coater Prep Room Alarm Panel CP—11253—1 Layout	0	11/21/06
I7-008	Controls Refrigerant Monitoring & Exhaust System Remote Panel CP—12325—2 Layout	0	11/21/06
I7-009	Controls VFD Speed Control Panel Layout/Schematic Instrinsically Safe	0	11/21/06
I7-010	Controls VFD Speed Control Panel Layout/Schematic General Purpose	A	02/15/07
I7-011	Controls Acetone Storage/Dispensing Alarm Panel CP—12342 Layout	0	11/21/06
I7-012	Controls Intrinsic Safety Panel CP—11242 Layout	0	11/21/06
I7-013	Controls Ozone Monitoring System Plan	0	11/21/06
I7-014	Controls Ozone Monitoring Control Panel CP—21301 Layout	0	11/21/06
I7-015	Controls Oxygen Deficiency Monitoring System Plan	0	11/21/06
I7-016	Controls Oxygen Deficiency Monitoring Control Panel CP—31203 Layout	0	11/21/06
I8-001	Controls Refrigerant Monitoring & Exhaust System Control Panel CP—12325—1 Schematic	0	11/21/06
I8-002	Controls Coater Room Alarm Panel CP—21269 Schematic	0	11/21/06
I8-003	Controls Coater Prep Rooms Alarm Panel CP—11253—1 Schematic	0	11/21/06
I8-004	Controls Acetone Storage/Dispensing Alarm Panel CP—12342 Schematic	0	11/21/06
I8-005	Controls Ozone Monitoring Control Panel CP—21301 Schematic	0	11/21/06
I8-006	Controls Oxygen Deficiency Monitoring Control Panel CP—31203 Schematic	0	11/21/06
I8-007	Controls Intrinsic Safety Panel CP—11242 Schematic (Sheet 1 of 5)	0	11/21/06
I8-008	Controls Instrinsic Safety Panel CP—11242 Schematic (Sheet 2 of 5)	0	11/21/06
I8-009	Controls Intrinsic Safety Panel CP—11242 Schematic (Sheet 3 of 5)	0	11/21/06
I8-010	Controls Intrinsic Safety Panel CP—11242 Schematic (Sheet 4 of 5)	0	11/21/06
I8-011	Controls Intrinsic Safety Panel CP—11242 Schematic (Sheet 5 of 5)	0	11/21/06
I9-001	Controls Network Architecture	0	11/21/06

LIFE SAFETY

Drawing	Description	Revision No.	Revision Date
LS1-01	Overall First Floor Life Safety Plan	0	11/21/06
LS1-02	Overall Second Floor Life Safety Plan	0	11/21/06

United Therapeutics — xxxxxx	Subcontractor: <<SUB>>
Subcontract No. 16-26002-01

MECHANICAL

Drawing	Description	Revision No.	Revision Date
M0-001	Mechanical HVAC Lead Sheet	0	11/21/06
M1-101.1	Mechanical HVAC Partial Floor Plan First Floor	0	11/21/06
M1-101.2	Mechanical HVAC Partial Floor Plan First Floor	0	11/21/06
M1-102.1	Mechanical HVAC Partial Floor Plan First Floor	0	11/21/06
M1-102.2	Mechanical HVAC Partial Floor Plan First Floor	0	11/21/06
M1-102.3	Mechanical HVAC Partial Floor Plan First Floor	0	11/21/06
M1-111.1	Mechanical HVAC Partial Floor Plan First Floor	0	11/21/06
M1-111.2	Mechanical HVAC Partial Floor Plan First Floor	0	11/21/06
M1-111.3	Mechanical HVAC Partial Floor Plan First Floor	A	02/15/07
M1-111.4	Mechanical HVAC Partial Floor Plan First Floor	0	11/21/06
M1-112.1	Mechanical HVAC Partial Floor Plan First Floor	0	11/21/06
M1-112.2	Mechanical HVAC Partial Floor Plan First Floor	A	02/15/07
M1-112.3	Mechanical HVAC Partial Floor Plan First Floor	0	11/21/06
M1-112.4	Mechanical HVAC Partial Floor Plan First Floor	0	11/21/06
M1-112.5	Mechanical HVAC Partial Floor Plan First Floor	A	02/15/07
M1-112.6	Mechanical HVAC Partial Floor Plan First Floor	0	11/21/06
M1-113.1	Mechanical HVAC Partial Floor Plan First Floor	0	11/21/06
M1-113.2	Mechanical HVAC Partial Floor Plan First Floor	0	11/21/06
M1-113.3	Mechanical HVAC Partial Floor Plan First Floor	0	11/21/06
M1-121.1	Mechanical HVAC Partial Floor Plan First Floor	0	11/21/06
M1-123.1	Mechanical HVAC Partial Floor Plan First Floor	0	11/21/06
M1-123.2	Mechanical HVAC Partial Floor Plan First Floor	0	11/21/06
M1-123.3	Mechanical HVAC Partial Floor Plan First Floor	0	11/21/06
M1-123.4	Mechanical HVAC Partial Floor Plan First Floor	0	11/21/06
M1-123.5	Mechanical HVAC Partial Floor Plan First Floor	0	11/21/06
M1-201.1	Mechanical HVAC Partial Floor Plan Second Floor	0	11/21/06
M1-201.2	Mechanical HVAC Partial Floor Plan Second Floor	0	11/21/06
M1-202.1	Mechanical HVAC Partial Floor Plan Second Floor	0	11/21/06
M1-202.2	Mechanical HVAC Partial Floor Plan Second Floor	0	11/21/06
M1-202.3	Mechanical HVAC Partial Floor Plan Second Floor	0	11/21/06
M1-211.1	Mechanical HVAC Partial Floor Plan Second Floor	A	02/15/07
M1-211.2	Mechanical HVAC Partial Floor Plan Second Floor	A	02/15/07
M1-211.3	Mechanical HVAC Partial Floor Plan Second Floor	A	02/15/07
M1-211.4	Mechanical HVAC Partial Floor Plan Second Floor	A	02/15/07
M1-212.1	Mechanical HVAC Partial Floor Plan Second Floor	0	11/21/06
M1-212.2	Mechanical HVAC Partial Floor Plan Second Floor	A	02/15/07
M1-212.3	Mechanical HVAC Partial Floor Plan Second Floor	0	11/21/06
M1-212.4	Mechanical HVAC Partial Floor Plan Second Floor	0	11/21/06
M1-212.5	Mechanical HVAC Partial Floor Plan Second Floor	A	02/15/07
M1-212.6	Mechanical HVAC Partial Floor Plan Second Floor	0	11/21/06
M1-213.1	Mechanical HVAC Partial Floor Plan Second Floor	0	11/21/06
M1-213.2	Mechanical HVAC Partial Floor Plan Second Floor	0	11/21/06
M1-213.3	Mechanical HVAC Partial Floor Plan Second Floor	0	11/21/06
M1-221.1	Mechanical HVAC Partial Floor Plan Second Floor	0	11/21/06
M1-223.1	Mechanical HVAC Partial Floor Plan Second Floor	0	11/21/06
M1-223.2	Mechanical HVAC Partial Floor Plan Second Floor	0	11/21/06
M1-301.1	Mechanical HVAC Partial Floor Plan Third Floor	0	11/21/06
M1-301.2	Mechanical HVAC Partial Floor Plan Third Floor	0	11/21/06

United Therapeutics — xxxxxx	Subcontractor: <<SUB>>
Subcontract No. 16-26002-01

M1-302.1	Mechanical HVAC Partial Floor Plan Third Floor	0	11/21/06
M1-302.2	Mechanical HVAC Partial Floor Plan Third Floor	0	11/21/06
M1-302.3	Mechanical HVAC Partial Floor Plan Third Floor	0	11/21/06
M1-311.1	Mechanical HVAC Partial Floor Plan Third Floor	0	11/21/06
M1-311.2	Mechanical HVAC Partial Floor Plan Third Floor	0	11/21/06
M1-311.4	Mechanical HVAC Partial Floor Plan Third Floor	0	11/21/06
M1-312.1	Mechanical HVAC Partial Floor Plan Third Floor	A	02/15/07
M1-312.2	Mechanical HVAC Partial Floor Plan Third Floor	A	8/14/06
M1-312.3	Mechanical HVAC Partial Floor Plan Third Floor	0	11/21/06
M1-312.4	Mechanical HVAC Partial Floor Plan Third Floor	0	11/21/06
M1-312.5	Mechanical HVAC Partial Floor Plan Third Floor	A	02/15/07
M1-312.6	Mechanical HVAC Partial Floor Plan Third Floor	0	11/21/06
M1-313.1	Mechanical HVAC Partial Floor Plan Third Floor	0	11/21/06
M1-313.2	Mechanical HVAC Partial Floor Plan Third Floor	0	11/21/06
M1-313.3	Mechanical HVAC Partial Floor Plan Third Floor	0	11/21/06
M1-323.1	Mechanical HVAC Partial Floor Plan Third Floor	0	11/21/06
M1-323.3	Mechanical HVAC Partial Floor Plan Third Floor	0	11/21/06
M1-323.4	Mechanical HVAC Partial Floor Plan Third Floor Plan	0	11/21/06
M1-323.5	Mechanical HVAC Partial Floor Plan Third Floor	0	11/21/06
M4-100	Mechanical HVAC AHU Zone Plan First Floor	0	11/21/06
M4-200	Mechanical HVAC AHU Zone Plan Second Floor	0	11/21/06
M5-101	Mechanical HVAC Details	0	11/21/06
M5-102	AHU-002 Details	0	11/21/06
M5-103	AHU-004 Details	0	11/21/06
M5-104	AHU-005 Details	0	11/21/06
M5-105	AHU-008 Details	0	11/21/06
M5-106	AHU-012 Details	0	11/21/06
M5-107	AHU-014 Details	0	11/21/06
M5-108	Mechanical Details	0	11/21/06
M5-109	Mechanical Details	0	11/21/06
M5-110	Mechanical Details	0	11/21/06
M6-101	Mechanical HVAC Schedules	A	02/15/07
M6-102	Mechanical HVAC Schedules	A	02/15/07
M6-103	Mechanical Schedules	A	02/15/07
M7-112	Mechanical HVAC Partial Pressurization Plan First Floor	0	11/21/06
M7-113	Mechanical HVAC Partial Pressurization Plan First Floor	0	11/21/06
M7-212	Mechanical HVAC Partial Pressurization Plan Second Floor	0	11/21/06
M8-001	Mechanical HVAC P&ID Lead Sheet	0	11/21/06
M8-011	Mechanical HVAC AHU-001 P&ID	0	11/21/06
M8-012	Mechanical HVAC AHU-001 P&ID	0	11/21/06
M8-021	Mechanical HVAC AHU-002 P&ID	0	11/21/06
M8-022	Mechanical HVAC AHU-002 P&ID	0	11/21/06
M8-031	Mechanical HVAC AHU-003 P&ID	0	11/21/06
M8-041	Mechanical HVAC AHU-004 P&ID	0	11/21/06
M8-051	Mechanical HVAC AHU-005 P&ID	0	11/21/06
M8-061	Mechanical HVAC AHU-006 P&ID	0	11/21/06
M8-071	Mechanical HVAC AHU-007 P&ID	0	11/21/06
M8-072	Mechanical HVAC AHU-007 P&ID	0	11/21/06
M8-073	Mechanical HVAC AHU-007 P&ID	0	11/21/06
M8-081	Mechanical HVAC AHU-008 P&ID	0	11/21/06
M8-082	Mechanical HVAC AHU-008 P&ID	0	11/21/06
M8-091	Mechanical HVAC AHU-009 P&ID	0	11/21/06
M8-092	Mechanical HVAC AHU-009 P&ID	0	11/21/06
M8-101	Mechanical HVAC AHU-010 P&ID	0	11/21/06
M8-102	Mechanical HVAC AHU-010 P&ID	0	11/21/06
M8-111	Mechanical HVAC AHU-011 P&ID	A	02/15/07
M8-112	Mechanical HVAC AHU-011 P&ID	A	02/15/07

United Therapeutics — xxxxxx	Subcontractor: <<SUB>>
Subcontract No. 16-26002-01

M8-113	Mechanical HVAC AHU - 11 P&ID	A	02/15/07
M8-121	Mechanical HVAC AHU-012 P&ID	A	02/15/07
M8-122	Mechanical HVAC AHU-012 P&ID	0	11/21/06
M8-131	Mechanical HVAC AHU-013 P&ID	A	02/15/07
M8-141	Mechanical HVAC AHU-014 P&ID	0	11/21/06
M8-151	Mechanical HVAC AHU-015 P&ID	0	11/21/06
M8-161	Mechanical HVAC AHU-016 P&ID	0	11/21/06
M8-162	Mechanical HVAC AHU-016 P&ID	0	11/21/06

ELECTRICAL

Drawing	Description	Revision No.	Revision Date
E0-01	Electrical Abbreviations and Legend	0	11/21/06
E0-02	Electrical Luminaire Schedule	0	11/21/06
E1-01	Electrical Overall First Floor Panel Layout Plan	0	11/21/06
E1-02	Electrical Overall Second Floor Plan	A	02/15/07
E1-03	Electrical Overall Third Floor Plan	0	11/21/06
E1-04	Electrical Overall First Floor Classification Plan	0	11/21/06
E1-05	Electrical Overall Second Floor Classification Plan	0	11/21/06
E1-06	Electrical Overall Third Floor Classification Plan	0	11/21/06
E1-07	Electrical Site Classification Plan	0	11/21/06
E1-08	Electrical Classified Area Details	0	11/21/06
E1-09	Electrical Solar Panel Plan	A	02/15/07
E5-01	Electrical Details	0	11/21/06
E5-02	Electrical Details	0	11/21/06
E5-03	Electrical Wiring Diagrams	0	11/21/06
E6-01	Electrical Master Single Line Diagram	0	11/21/06
E6-02	Electrical Emergency Generator and UPS Single Line Diagram	0	11/21/06
E6-03	Electrical Normal Power Single Line Diagram 1	0	11/21/06
E6-04	Electrical Normal Power Single Line Diagram 2	A	02/15/07
E6-05	Electrical Emergency Power Single Line Diagram 1	0	11/21/06
E6-06	Electrical Emergency Power Single Line Diagram 2	0	11/21/06
E6-07	Electrical Solar Power Single Line Diagram	A	02/15/07
E7-01	Electrical Normal Power Panel Schedules	A	02/15/07
E7-02	Electrical Normal Power Panel Schedules	A	02/15/07
E7-03	Electrical Normal Power Panel Schedules	A	02/15/07
E7-04	Electrical Normal Power Panel Schedules	0	11/21/06
E7-05	Electrical Normal Power Panel Schedules	0	11/21/06
E7-06	Electrical Normal Power Panel Schedules	0	11/21/06
E7-07	Electrical Emergency Power Panel Schedules	A	02/15/07
E7-08	Electrical Emergency Power Panel Schedules	0	11/21/06
E7-09	Electrical UPS Power Panel Schedules	0	11/21/06
E7-10	Electrical UPS Power Panel Schedules	0	11/21/06
E7-11	Electrical Normal Power MCC Schedules	0	11/21/06
E7-12	Electrical Emergency Power MCC Schedules	0	11/21/06
E7-13	Electrical UPS Power MCC Schedules	0	11/21/06
EL1-101	Electrical Partial First Floor Area 101 Lighting Plan	0	11/21/06
EL1-102	Electrical Partial First Floor Area 102 Lighting Plan	0	11/21/06
EL1-111.1	Electrical Partial First Floor Area 111 Reflecting Pool Lighting	0	11/21/06
EL1-111	Electrical Partial First Floor Area 111 Lighting Plan	0	11/21/06
EL1-112	Electrical Partial First Floor Area 112 Lighting Plan	A	02/15/07
EL1-113	Electrical Partial First Floor Area 113 Lighting Plan	0	11/21/06
EL1-121	Electrical Partial First Floor Area 121 Lighting Plan	0	11/21/06
EL1-123	Electrical Partial First Floor Area 123 Lighting Plan	0	11/21/06
EL1-201	Electrical Partial Second Floor Area 201 Lighting Plan	0	11/21/06
EL1-202	Electrical Partial Second Floor Area 202 Lighting Plan	0	11/21/06

United Therapeutics — xxxxxx	Subcontractor: <<SUB>>
Subcontract No. 16-26002-01

EL1-211	Electrical Partial Second Floor Area 211 Lighting Plan	0	11/21/06
EL1-212	Electrical Partial Second Floor Area 212 Lighting Plan	0	11/21/06
EL1-213	Electrical Partial Second Floor Area 213 Lighting Plan	0	11/21/06
EL1-221	Electrical Partial Second Floor Area 221 Lighting Plan	0	11/21/06
EL1-223	Electrical Partial Second Floor Area 223 Lighting Plan	0	11/21/06
EL1-302	Electrical Partial Third Floor Area 302 Lighting Plan	0	11/21/06
EL1-311	Electrical Partial Third Floor Area 311 Lighting Plan	0	11/21/06
EL1-312	Electrical Partial Third Floor Area 312 Lighting Plan	0	11/21/06

EP1-101	Electrical Partial First Floor Area 101 Power Plan	0	11/21/06
EP1-102	Electrical Partial First Floor Area 102 Power Plan	0	11/21/06
EP1-111	Electrical Partial First Floor Area 111 Power Plan	0	11/21/06
EP1-112	Electrical Partial First Floor Area 112 Power Plan	A	02/15/07
EP1-113	Electrical Partial First Floor Area 113 Power Plan	0	11/21/06
EP1-121	Electrical Partial First Floor Area 121 Power Plan	0	11/21/06
EP1-123	Electrical Partial First Floor Area 123 Power Plan	0	11/21/06
EP1-201	Electrical Partial Second Floor Area 201 Power Plan	0	11/21/06
EP1-202	Electrical Partial Second Floor Area 202 Power Plan	0	11/21/06
EP1-211	Electrical Partial Second Floor Area 211 Power Plan	A	02/15/07
EP1-212	Electrical Partial Second Floor Area 212 Power Plan	A	02/15/07
EP1-213	Electrical Partial Second Floor Area 213 Power Plan	0	11/21/06
EP1-221	Electrical Partial Second Floor Area 221 Power Plan	0	11/21/06
EP1-223	Electrical Partial Second Floor Area 223 Power Plan	0	11/21/06
EP1-302	Electrical Partial Third Floor Area 302 Power Plan	0	11/21/06
EP1-311	Electrical Partial Third Floor Area 311 Power Plan	0	11/21/06
EP1-312	Electrical Partial Third Floor Area 312 Power Plan	A	02/15/07
EP1-323	Electrical Partial Third Floor Area 323 Power Plan	0	11/21/06

EP4-01	Electrical Main Electrical Room Enlarged Power Plan	A	02/15/07
EQ1-112	Electrical Partial First Floor Area 112 Process Equipment Power Plan	A	02/15/07
EQ1-113	Electrical Partial First Floor Area 113 Process Equipment Power Plan	0	11/21/06
EQ1-123	Electrical Partial First Floor Area 123 Process Equipment Power Plan	0	11/21/06
EQ1-212	Electrical Partial Second Floor Area 212 Process Equipment Power Plan	0	11/21/06
EQ1-312	Electrical Partial Third Floor Area 312 Process Equipment Power Plan	0	11/21/06
ES1-01	Electrical Site Lighting Plan	0	11/21/06
ES1-02	Electrical Overall Site Plan	A	02/15/07
ES1-03	Electrical Building Canopy Lighting Plan	0	11/21/06
ES1-04	Electrical Site Grounding Plan	0	11/21/06
ET1-101	Electrical Partial First Floor Area 101 Telecommunications and Data Plan	0	11/21/06
ET1-102	Electrical Partial First Floor Area 102 Telecommunications and Data Plan	0	11/21/06
ET1-111	Electrical Partial First Floor Area 111 Telecommunications and Data Plan	0	11/21/06
ET1-112	Electrical Partial First Floor Area 112 Telecommunications and Data Plan	0	11/21/06
ET1-113	Electrical Partial First Floor Area 113 Telecommunications and Data Plan	0	11/21/06
ET1-121	Electrical Partial First Floor Area 121 Telecommunications and Data Plan	0	11/21/06
ET1-123	Electrical Partial First Floor Area 123 Telecommunications and Data Plan	0	11/21/06
ET1-201	Electrical Partial Second Floor Area 201 Telecommunications and Data Plan	0	11/21/06

United Therapeutics — xxxxxx	Subcontractor: <<SUB>>
Subcontract No. 16-26002-01

ET1-202	Electrical Partial Second Floor Area 202 Telecommunications and Data Plan	0	11/21/06
ET1-211	Electrical Partial Second Floor Area 211 Telecommunications and Data Plan	A	02/15/07
ET1-212	Electrical Partial Second Floor Area 212 Telecommunications and Data Plan	0	11/21/06
ET1-213	Electrical Partial Second Floor Area 213 Telecommunications and Data Plan	0	11/21/06
ET1-223	Electrical Partial Second Floor Area 223 Telecommunications and Data Plan	0	11/21/06
ET1-302	Electrical Partial Third Floor Area 302 Telecommunications and Data Plan	0	11/21/06
ET1-311	Electrical Partial Third Floor Area 311 Telecommunications and Data Plan	0	11/21/06
ET1-312	Electrical Partial Third Floor Area 312 Telecommunications and Data Plan	0	11/21/06
EY1-101	Electrical Partial First Floor Area 101 Special Systems Plan	0	11/21/06
EY1-102	Electrical Partial First Floor Area 102 Special Systems Plan	0	11/21/06
EY1-111	Electrical Partial First Floor Area 111 Special Systems Plan	0	11/21/06
EY1-112	Electrical Partial First Floor Area 112 Special Systems Plan	0	11/21/06
EY1-113	Electrical Partial First Floor Area 113 Special Systems Plan	0	11/21/06
EY1-121	Electrical Partial First Floor Area 121 Special Systems Plan	0	11/21/06
EY1-123	Electrical Partial First Floor Area 123 Special Systems Plan	0	11/21/06
EY1-201	Electrical Partial Second Floor Area 201 Special Systems Plan	0	11/21/06
EY1-202	Electrical Partial Second Floor Area 202 Special Systems Plan	0	11/21/06
EY1-211	Electrical Partial Second Floor Area 211 Special Systems Plan	0	11/21/06
EY1-212	Electrical Partial Second Floor Area 212 Special Systems Plan	0	11/21/06
EY1-213	Electrical Partial Second Floor Area 213 Special Systems Plan	0	11/21/06
EY1-221	Electrical Partial Second Floor Area 221 Special Systems Plan	0	11/21/06
EY1-223	Electrical Partial Second Floor Area 223 Special Systems Plan	0	11/21/06
EY1-302	Electrical Partial Third Floor Area 302 Special Systems Plan	0	11/21/06
EY1-311	Electrical Partial Third Floor Area 311 Special Systems Plan	0	11/21/06
EY1-312	Electrical Partial Third Floor Area 312 Special Systems Plan	0	11/21/06

MECHANICAL

Drawing	Description	Revision No.	Revision Date
Q0-001	Mechanical Piping Abbreviations & Legends	0	11/21/06
Q0-002	Mechanical Piping Specifications	0	11/21/06
Q0-003	Mechanical Piping Specifications	0	11/21/06
Q1-101.1	Mechanical Piping Partial Floor Plan First Floor	0	11/21/06
Q1-101.2	Mechanical Piping Partial Floor Plan First Floor	0	11/21/06
Q1-102.1	Mechanical Piping Partial Floor Plan First Floor	0	11/21/06
Q1-102.2	Mechanical Piping Partial Floor Plan First Floor	0	11/21/06
Q1-102.3	Mechanical Piping Partial Floor Plan First Floor	0	11/21/06
Q1-111.2	Mechanical Piping Partial Floor Plan First Floor	0	11/21/06
Q1-111.3	Mechanical Piping Partial Floor Plan First Floor	0	11/21/06
Q1-111.4	Mechanical Piping Partial Floor Plan First Floor	0	11/21/06
Q1-112.1	Mechanical Piping Partial Floor Plan First Floor	0	11/21/06
Q1-112.2	Mechanical Piping Partial Floor Plan First Floor Plan	A	02/15/07

United Therapeutics — xxxxxx	Subcontractor: <<SUB>>
Subcontract No. 16-26002-01

Q1-112.3	Mechanical Piping Partial Floor Plan First Floor Plan	0	11/21/06
Q1-112.4	Mechanical Piping Partial Floor Plan First Floor Plan	0	11/21/06
Q1-112.5	Mechanical Piping Partial Floor Plan First Floor	A	02/15/07
Q1-112.6	Mechanical Piping Partial Floor Plan First Floor Plan	0	11/21/06
Q1-113.1	Mechanical Piping Partial Floor Plan First Floor	0	11/21/06
Q1-113.2	Mechanical Piping Partial Floor Plan First Floor	0	11/21/06
Q1-113.3	Mechanical Piping Partial Floor Plan First Floor	0	11/21/06
Q1-121.1	Mechanical Piping Partial Floor Plan First Floor	0	11/21/06
Q1-123.1	Mechanical Piping Partial Floor Plan First Floor	0	11/21/06
Q1-123.2	Mechanical Piping Partial Floor Plan First Floor	0	11/21/06
Q1-123.3	Mechanical Piping Partial Floor Plan Floor Plan	0	11/21/06
Q1-123.4	Mechanical Piping Partial Floor Plan First Floor	0	11/21/06
Q1-123.5	Mechanical Piping Partial Floor Plan First Floor	0	11/21/06
Q1-132.2	Mechanical Piping Partial Floor Plan First Floor	0	11/21/06
Q1-133.1	Mechanical Piping Partial Floor Plan First Floor	0	11/21/06
Q1-201.1	Mechanical Piping Partial Floor Plan Second Floor	0	11/21/06
Q1-201.2	Mechanical Piping Partial Floor Plan Second Floor	0	11/21/06
Q1-202.1	Mechanical Piping Partial Floor Plan Second Floor	0	11/21/06
Q1-202.2	Mechanical Piping Partial Floor Plan Second Floor	0	11/21/06
Q1-202.3	Mechanical Piping Partial Floor Plan Second Floor	0	11/21/06
Q1-211.2	Mechanical Piping Partial Floor Plan Second Floor	0	11/21/06
Q1-211.3	Mechanical Piping Partial Floor Plan Second Floor	A	02/15/07
Q1-211.4	Mechanical HVAC Partial Floor Plan Second Floor	A	02/15/07
Q1-212.1	Mechanical Piping Partial Floor Plan Second Floor	0	11/21/06
Q1-212.2	Mechanical Piping Partial Floor Plan Second Floor	A	02/15/07
Q1-212.3	Mechanical HVAC Partial Floor Plan Second Floor	0	11/21/06
Q1-212.4	Mechanical HVAC Partial Floor Plan Second Floor	0	11/21/06
Q1-212.5	Mechanical HVAC Partial Floor Plan Second Floor	A	02/15/07
Q1-212.6	Mechanical Piping Partial Floor Plan Second Floor Plan	0	11/21/06
Q1-213.1	Mechanical Piping Partial Floor Plan Second Floor	0	11/21/06
Q1-213.2	Mechanical Piping Partial Floor Plan Second Floor	0	11/21/06
Q1-213.3	Mechanical Piping Partial Floor Plan Second Floor	0	11/21/06
Q1-221.1	Mechanical Piping Partial Floor Plan Second Floor	0	11/21/06
Q1-223.1	Mechanical Piping Partial Floor Plan Second Floor	0	11/21/06
Q1-223.2	Mechanical Piping Partial Floor Plan Second Floor	A	8/14/06
Q1-223.3	Mechanical Piping Partial Floor Plan Second Floor	0	11/21/06
Q1-223.4	Mechanical Piping Partial Floor Plan Second Floor	0	11/21/06
Q1-223.5	Mechanical Piping Partial Floor Plan Second Floor	0	11/21/06
Q1-302	Mechanical Piping Partial Floor Plan Third Floor	0	11/21/06
Q1-311	Mechanical Piping Partial Floor Plan Third Floor	0	11/21/06
Q1-312	Mechanical Piping Partial Floor Plan Third Floor	0	11/21/06
Q3-101	Mechanical Piping Sections	0	11/21/06
Q3-102	Mechanical Piping Chiller & Boiler Room Sections	0	11/21/06
Q3-103	Mechanical Piping Chiller Room Sections	0	11/21/06
Q3-104	Mechanical Piping Cooling Tower Sections	0	11/21/06
Q3-105	Mechanical Piping Cooling Tower Section	0	11/21/06
Q4-101	Mechanical Piping Enlarged Partial Floor Plan	0	11/21/06
Q4-102	Mechanical Piping Enlarged Partial Chiller Room Floor Plan	0	11/21/06
Q5-101	Mechanical Piping Steam & Condensate Details	0	11/21/06
Q5-102	Mechanical Piping Steam & Condensate Details	0	11/21/06
Q5-103	Mechanical Piping Hot Water/Chilled Water Detials	0	11/21/06
Q5-104	Mechanical Piping Details	0	11/21/06
Q5-105	Mechanical Piping Details	0	11/21/06
Q5-106	Mechanical Piping Support Details	0	11/21/06
Q5-107	Mechanical Piping Details	0	11/21/06
Q5-108	Mechanical Piping Support Details	0	11/21/06
Q6-101	Mechanical Piping Schedule	0	11/21/06

United Therapeutics — xxxxxx	Subcontractor: <<SUB>>
Subcontract No. 16-26002-01

Q6-102	Mechanical Piping Schedule	0	11/21/06
Q6-103	Mechanical Piping Schedules	0	11/21/06
Q8-001	Mechanical Piping P&ID Lead Sheet	0	11/21/06
Q8-011	Mechanical Piping Chilled Water P&ID	0	11/21/06
Q8-012	Mechanical Piping Chilled Water Distribution	0	11/21/06
Q8-021	Mechanical Piping Cooling Tower Water P&ID	0	11/21/06
Q8-031	Mechanical Piping Steam Generation P&ID	0	11/21/06
Q8-032	Mechanical Piping Steam Distribution P&ID	0	11/21/06
Q8-041	Mechanical Piping Compressed Air P&ID	0	11/21/06
Q8-051	Mechanical Piping Heating Hot Water P&ID	0	11/21/06
Q8-052	Mechanical Piping Heating Hot Water Distribution P&ID	0	11/21/06
Q8-061	Mechanical Piping Fuel Oil System P&ID	0	11/21/06
Q8-071	Mechanical Piping Vacuum System P&ID	0	11/21/06
Q8-081	Mechanical Piping Natural Gas and Propane P&ID	0	11/21/06
Q8-082	Mechanical Piping Reflecting Pool System	0	11/21/06

FIRE SAFETY

Drawing	Description	Revision No.	Revision Date
FP-001	Fire Protection Sprinkler Specifications and Notes	0	11/21/06
FP-100	Fire Protection Sprinkler System Design Density Layout First Floor	0	11/21/06
FP-101	Fire Protection Equipment Layout First Floor	0	11/21/06
FP-200	Fire Protection Sprinkler System Design Density Layout Second Floor	0	11/21/06
FP-201	Fire Protection Equipment Layout Second Floor	0	11/21/06
FP-300	Fire Protection Sprinkler System Design Density Layout Third Floor	0	11/21/06
FP-301	Fire Protection Equipment Layout Third Floor	0	11/21/06
FP-400	Fire Protection Fire Pump House Detail	0	11/21/06
FP-500	Fire Protection Raw Material Storage Alternate 1	0	11/21/06

PLUMBING

Drawing	Description	Revision No.	Revision Date
P-001	Plumbing Abbreviations and Legend	0	11/21/06
P-002	Plumbing Specifications	0	11/21/06
P-003	Plumbing Specifications	0	11/21/06
P1-101.1	Plumbing Partial Floor Plan First Floor	0	11/21/06
P1-101.2	Plumbing Partial Floor Plan First Floor	0	11/21/06
P1-102.1	Plumbing Partial Floor Plan First Floor	0	11/21/06
P1-102.2	Plumbing Partial Floor Plan First Floor	0	11/21/06
P1-102.3	Plumbing Partial Floor Plan First Floor	0	11/21/06
P1-111.1	Plumbing Partial Floor Plan First Floor	0	11/21/06
P1-111.2	Plumbing Partial Floor Plan First Floor	0	11/21/06
P1-111.3	Plumbing Partial Floor Plan First Floor	0	11/21/06
P1-111.4	Plumbing Partial Floor Plan First Floor	0	11/21/06
P1-112.1	Plumbing Partial Floor Plan First Floor	0	11/21/06
P1-112.2	Plumbing Partial Floor Plan First Floor	A	02/15/07
P1-112.3	Plumbing Partial Floor Plan First Floor	0	11/21/06
P1-112.4	Plumbing Partial Floor Plan First Floor	0	11/21/06
P1-112.5	Plumbing Partial Floor Plan First Floor	A	02/15/07
P1-112.6	Plumbing Partial Floor Plan First Floor	0	11/21/06
P1-113.1	Plumbing Partial Floor Plan First Floor	0	11/21/06
P1-113.2	Plumbing Partial Floor Plan First Floor	0	11/21/06
P1-113.3	Plumbing Partial Floor Plan First Floor	0	11/21/06
P1-121.1	Plumbing Partial Floor Plan First Floor	0	11/21/06
P1-123.1	Plumbing Partial Floor Plan First Floor	0	11/21/06
P1-123.2	Plumbing Partial Floor Plan First Floor	0	11/21/06
P1-123.3	Plumbing Partial Floor Plan First Floor	0	11/21/06

United Therapeutics — xxxxxx	Subcontractor: <<SUB>>
Subcontract No. 16-26002-01

P1-123.4	Plumbing Partial Floor Plan First Floor	0	11/21/06
P1-123.5	Plumbing Partial Floor Plan First Floor	0	11/21/06
P1-201.1	Plumbing Partial Floor Plan Second Floor	0	11/21/06
P1-201.2	Plumbing Partial Floor Plan Second Floor	0	11/21/06
P1-202.1	Plumbing Partial Floor Plan Second Floor	0	11/21/06
P1-202.2	Plumbing Partial Floor Plan Second Floor	0	11/21/06
P1-202.3	Plumbing Partial Floor Plan Second Floor	0	11/21/06
P1-211.1	Plumbing Partial Floor Plan Second Floor	0	11/21/06
P1-211.2	Plumbing Partial Floor Plan Second Floor	0	11/21/06
P1-211.3	Plumbing Partial Floor Plan Second Floor	A	02/15/07
P1-211.4	Plumbing Partial Floor Plan Second Floor	A	02/15/07
P1-212.1	Plumbing Partial Floor Plan Second Floor	0	11/21/06
P1-212.2	Plumbing Partial Floor Plan Second Floor	A	02/15/07
P1-212.3	Plumbing Partial Floor Plan Second Floor	0	11/21/06
P1-212.4	Plumbing Partial Floor Plan Second Floor	0	11/21/06
P1-212.5	Plumbing Partial Floor Plan Second Floor	A	02/15/07
P1-212.6	Plumbing Partial Floor Plan Second Floor	0	11/21/06
P1-213.1	Plumbing Partial Floor Plan Second Floor	0	11/21/06
P1-213.3	Plumbing Partial Floor Plan Second Floor	0	11/21/06
P1-221.1	Plumbing Partial Floor Plan Second Floor	0	11/21/06
P1-223.1	Partial Floor Plan Second Floor	0	11/21/06
P1-223.2	Plumbing Partial Floor Plan Second Floor	0	11/21/06
P1-223.3	Plumbing Partial Floor Plan Second Floor	0	11/21/06
P1-223.4	Plumbing Partial Floor Plan Second Floor	0	11/21/06
P1-223.5	Plumbing Partial Floor Plan Second Floor	0	11/21/06
P1-301.1	Plumbing Partial Floor Plan Third Floor	0	11/21/06
P1-301.2	Plumbing Partial Floor Plan Third Floor	0	11/21/06
P1-302.1	Plumbing Partial Floor Plan Third Floor	0	11/21/06
P1-302.2	Plumbing Partial Floor Plan Third Floor Plan	0	11/21/06
P1-302.3	Plumbing Partial Floor Plan Third Floor Plan	0	11/21/06
P1-311.1	Plumbing Partial Floor Plan Third Floor	0	11/21/06
P1-311.2	Plumbing Partial Floor Plan Third Floor	A	02/15/07
P1-311.3	Plumbing Partial Floor Plan Third Floor	0	11/21/06
P1-311.4	Plumbing Partial Floor Plan Third Floor	A	02/15/07
P1-312.1	Plumbing Partial Floor Plan Third Floor	0	11/21/06
P1-312.2	Plumbing Partial Floor Plan Third Floor	0	11/21/06
P1-312.3	Plumbing Partial Floor Plan Third Floor	0	11/21/06
P1-312.4	Plumbing Partial Floor Plan Third Floor	0	11/21/06
P1-312.5	Plumbing Partial Floor Plan Third Floor	0	11/21/06
P1-312.6	Plumbing Partial Floor Plan Third Floor	0	11/21/06
P1-313.1	Plumbing Partial Floor Plan Third Floor	0	11/21/06
P1-313.2	Plumbing Partial Floor Plan Third Floor	0	11/21/06
P1-313.3	Plumbing Partial Floor Plan Third Floor	0	11/21/06
P1-323.1	Plumbing Partial Floor Plan Third Floor	0	11/21/06
P1-323.2	Plumbing Partial Floor Plan Third Floor	0	11/21/06
P1-323.3	Plumbing Partial Floor Plan Third Floor	0	11/21/06
P1-323.4	Plumbing Partial Floor Plan Third Floor	0	11/21/06
P1-323.5	Plumbing Partial Floor Plan Third Floor	0	11/21/06
P1-213.2	Plumbing Partial Floor Plan Second Floor	0	11/21/06
P4-131	Plumbing Utilities Yard Plan	A	02/15/07
P3-101	Plumbing Riser Diagrams	0	11/21/06
P3-102	Plumbing Riser Diagrams	0	11/21/06
P3-103	Plumbing Riser Diagrams	0	11/21/06
P3-104	Plumbing Riser Diagrams	0	11/21/06
P3-105	Plumbing Riser Diagrams	0	11/21/06
P3-106	Plumbing First Floor Water Isometrics	0	11/21/06
P3-107	Plumbing Second Floor Water Isometrics	0	11/21/06
P5-101	Plumbing Details	0	11/21/06

United Therapeutics — xxxxxx	Subcontractor: <<SUB>>
Subcontract No. 16-26002-01

P5-102	Plumbing Details	0	11/21/06
P5-103	Plumbing Details	0	11/21/06

C.                  GEOTECHNICAL REPORT

PC ATC Project No. 45.31244.001	Soils Report, provided by ATC Associates of North Carolina	07/11/06

D.            EQUIPMENT LIST

Equipment List Numbering System	RTP Phase 1	Revision 0	11/21/06
Equipment List	RTP Phase 1	Revision 0	11/21/06
Equipment List Install Responsibilities and Equipment Package	Issued by DPR Construction, Inc.		02/20/07

E.              REQUEST FOR INFORMATION (RFIs):

Response to RFI 001
Response to RFIs 010 through 036
Response to RFI 039
Response to RFIs 042 through 044
Response to RFIs 046 through 047
Response to RFI 049 through 051
Response to RFI 055

F.              VE CLARIFICATION – DOCUMENTS

G.            INSTRUMENT LIST

Thermowell Connections	Sketches	6 pages	11/21/06
Section 011113.17	Work Covered By Contract Documents Controls Work	Rev. 0	11/21/06
Section 250500	Common Work Results For Integrated Automation	Rev. 0	11/21/07
Section 251316	Integrated Automation Control and Monitoring Network Integration Panels	Rev. 0	11/21/06
Section 255100	Integrated Automation Control of Facility Equipment	Rev. 0	11/21/06
Section 259100	Integrated Automation Control Sequences For Facility Equipment	Rev. 0	11/21/06
Instrument Index	100 Pages	Rev. 0	11/21/06
Instruments by Specification Type	164 Pages	Rev. 0	11/21/06
Instrumentation & Controls Specifications (TOC)	1 page		11/21/06
I/O Count	23 Pages	Rev. 0	11/21/06
I/O Schedule	24 Pages	Rev. 0	11/21/06

H.            SCHEDULE

Contract Summary Schedule	Issued by DPR Construction, Inc.	02/22/07

United Therapeutics — xxxxxx	Subcontractor: <<SUB>>
Subcontract No. 16-26002-01

6. Construction Schedule

EXHIBIT

United Therapeutics Phase 1

Contract Summary

Schedule

United Therapeutics/DPR Construction/O’Neal	February 22, 20

7. VE Alternatives

3/4/2007

United Therapeutics

Solid Dose Facility

Research Triangle Park, North Carolina

GMP - Value Engineering and Cost Studies Log

		Savings	Accepted	Rejected	Pending	Need Decision	Comments

CP-002	Sitework/Utilities/Paving	($*)	($*)	($*)	$*
002-01	Revise Site Classification to Classified	($*)	($*)	($*)		3/27/2007	Currently unclassified

CP-007	Masonry	($*)	$*	($*)	$*
002-01	Standard CMU Exterior Walls	($*)		($*)		4/27/2007	Currently unclassified

CP-008	Structural Metals	$*	$*	$*	$*
	304 S/S ILO 316	*			*		Handrail/Flashing/Corner Guard

CP-009	Carpentry	$*	$*	$*	$*
	Alternate Wall material ILO “Corian”	*			*

CP-011	Fireproofing	($*)	$*	$*	($*)
011-01	Delete Fireproofing after Code Review	($*)			($*)	5/28/2007	Is not required

CP-012	Metal Panels	($*)	$*	$*	($*)
012-01	Revise Metal Panel Systems	($*)			($*)	3/27/2007	Formabond and S/S to 4MM ACM-wet seal-lighter guage
012-02	Delete Metal Panels in stairs 11115 &11135	*			*		Drywall & Epoxy Paint
012-03	S/S column Wraps to 304s/s	*			*

CP 013	Roofing	($*)	($*)	$*	$*
013-01	60 Mil TPO ILO EPDM	($*)	($*)			5/28/2007	White

CP 014	Doors/Frames/Hardware	($*)	$*	$*	($*)
014-01	Alternate Door Manufacturer	($*)			($*)	5/28/2007	FRP doors

CP 015	Special Doors	($*)	$*	$*	($*)
015-01	Alternate ASI doors	($*)			($*)	5/28/2007	Different ASI door from Base ASI door
015-02	Alternate Manufacturer for Doors	($*)			($*)	5/28/2007	Rolling doors fire shutters/security grills

CP 016	Glass and Glazing	($*)	$*	$*	($*)
016-01	Alternate Tube Manufacturer	($*)			($*)	3/27/2007	ILO United Aluminium
016-02	Alternate Structural Glass Manufacturer	($*)			($*)	3/27/2007	W&W ILO Oldcastle
016-03	Alternate Revolving door Manufacturer	($*)			($*)	3/27/2007	Crane ILO Boone Edam
016-04	Eliminate Low Glass	*			*
016-04	Anodized Finish inside ILO Kynar	*			*
CP 020	Floor Coverings	($*)	$*	$*	($*)
020-01	Wood Floors to Carpet	($*)			($*)	5/28/2007	Rooms12312/20012 & 20013
020-02	Less expensive carpet	*					Broadloom or less expensive tile

CP 021	Epoxy Flooring Systems	($*)	$*	($*)	$*
021-01	Delete Vapor Transmission Barrier	($*)		($*)		5/28/2007	Under terrazzo & epoxy
021-02	Simplify Terrazzo pattern	*			*		11101/11109/11124
	Ground Concrete ILO Terrazzo	*			*

CP 029	Seating	($*)	$*	$*	($*)
029-01	Least Costly Seating Finish	($*)			($*)	5/28/2007	See page 5 of the specifications

CP 030	Elevators	($*)	($*)	($*)	$*
030-01	Standard Ceiling Heights	($*)	($*)	($*)		5/28/2007	Manufacturers standard Heights

3/4/2007

United Therapeutics

Solid Dose Facility

Research Triangle Park, North Carolina

GMP - Value Engineering and Cost Studies Log

		Savings	Accepted	Rejected	Pending	Need Decision	Comments
CP 031	HVAC and Plumbing	($*)	($*)	($*)	$*
031-01	Revise Process Waste and Vent Piping to Schedule 40 Polypropylene from Schedule 80 Polypropylene.	($*)	($*)	($*)		3/27/2007
031-02	Revise above ground storm drainage piping from extra heavy weight hub and spigot cast iron pipe and fittings to service weight no hub cast iron pipe and fittings.	($*)	($*)			3/27/2007
031-03	Revise above ground sanitary sewer drainage piping from extra heavy weight hub and spigot cast iron pipe and fittings to service weight no hub cast iron pipe and fittings.	($*)	($*)			3/27/2007
031-04

Change the carbon steel piping specification from A-106 pipe to A53 ERW pipe for steam, steam condensate, pumped condensate, steam vents, steam drains, heating hot water, chilled water, chiller vent, propane, boiler feedwater, and condenser water.

		($*)	($*)	($*)		3/27/2007
031-05	Revise the steam boiler relief vent piping to vent each boiler separately in lieu of header layout.	($*)	($*)			4/27/2007
031-06	Revise ductwork classification on AHU-1 and 2 from 10” wg to 3” wg.	($*)	($*)			4/27/2007
031-07	Revise ductwork material for AHU-1 and 2 from stainless steel to galvanized.	($*)	($*)			4/27/2007
031-08	Revise the ductwork classifications on AHU-5, 8, 9, 12, 14 and 16 to 3” wg from stated classifications.	($*)	($*)			4/27/2007
031-09	Delete the chemical treatment self-cleaning strainer and centrifugal separator for a cooling tower basin filtration system.	($*)		($*)		5/28/2007
031-10	Change the three chilled water pumps from double suction to end suction.	($*)		($*)		5/28/2007
031-11	Utilize 20 ga stainless steel in lieu of 16 ga stainless steel for low wall return duct.	($*)	($*)			3/27/2007

CP 032	Fire Protection	($*)	$*	$*	($*)
032-01	Utilize dry pendant sprinkler heads at the freezer / cold room in lieu of dry pipe sprinkler systems.	($*)			($*)	5/28/2007

CP 033	Electrical and Fire Alarm	($*)	($*)	($*)	($*)
033-01	Utilize alternate lighting fixture package.	($*)			($*)	3/27/2007
033-02	Utilize underground secondary feeders in conduit ductbanks in lieu of overhead IAC in cable tray.	($*)			($*)	4/27/2007	Cannot be combined with Items 33-03 and 33-04.
033-03	Install feeders sized according amperage of the switchboards, panel boards and panels which they are serving.	($*)		($*)	($*)	3/27/2007
033-04	Utilize type XHHW-2 compact stabi-loy aluminum conductors in lieu of copper for all wire sizes #1 and larger.	($*)		($*)		3/27/2007
033-05	Utilize solid conductor in lieu of stranded conductors as specified for sizes #10 and smaller	($*)			($*)	3/27/2007
033-06	Utilize set screw die cast EMT fittings in lieu of set screw steel fittings as specified.	($*)			($*)	5/28/2007
033-07	Delete the conduit systems for CCTV, Card Access and Security and provide stub ups only to the nearest accessible ceiling space.	($*)			($*)	5/28/2007
033-08	Utilize MC cable for all branch circuiting above ceilings. All home runs and exposed branch circuiting shall be installed in conduit.	($*)	($*)			5/28/2007
033-09	Delete the duel fuel requirement for the emergency generators.	($*)			($*)	3/27/2007
033-10	Delete all independent third party electrical requirements.	($*)			($*)	5/28/2007

CP 034	Building Automation	$*	$*	$*	$*
034-01	Reheat and humidification control valves	*				3/27/2007	Less Expensive Valve

CP 036	Process Piping and Process Eq. Setting	($*)	$*	$*	($*)
036-01	Utilize Ingersol Rand air compressors in lieu of the specified Atlas Copco.	($*)			($*)	3/27/2007

CP 037	Envrionmental Rooms	($*)	$*	($*)	$*
037-01	Revise Ceiling heights	($*)		($*)		5/28/2007	10’ ceilings

	Allowances	($*)	($*)	($*)	($*)
	Delete Solar Panels	($*)		($*)		5/28/2007
	Delete Reflecting Pools	($*)	($*)		($*)	5/28/2007

	Subtotal	($*)	($*)	($*)	($*)
	Incidental Costs (fee/ins/contengency	($*)	($*)	($*)	($*)

	Totals	($*)	($*)	($*)	($*)

EXHIBIT E

FORM OF PARTIAL AND FINAL WAIVERS AND RELEASE OF LIENS

(see attached)

CONTRACTOR AFFIDAVIT AND PARTIAL RELEASE OF LIENS AND CLAIMS

OWNER:

CONTRACTOR:

PROJECT:

CONTRACT DATE:

FROM:

STREET:

CITY, ST.:

I.              Certifications, Affirmations and Warranties

The undersigned, to support its entitlement to the requested payment, and for and in consideration of payments made by                            (“Owner”) to the undersigned or to a Subcontractor, Materialman, or Supplier of the undersigned, and contingent upon the receipt of such payment, for work performed in the construction of the above-referenced Project pursuant to the above-referenced Contract, hereby affirms, certifies and warrants as follows:

1.             Payment Request No.                            represents the actual value of work performed through the above indicated payment request period for which payment is due under the terms of the Contract (and all authorized changes thereto) between the undersigned and Owner relating to the Project, including (i) all labor expended in the construction of the Project, (ii) all materials, fixtures and equipment delivered to Project, (iii) all materials, fixtures and equipment for the Project stored offsite to the extent authorized by Owner and for which payment therefore is permitted by the Contract and all requirements of said Contract with respect to materials stored offsite have been fulfilled, (iv) all services performed in the construction of the Project, and (v) all equipment used, for provided for use, in the construction of the Project. Such work including items (I) through (v) is hereafter collectively referred to as “work performed in the construction of the Project”.

2.             Except for retainage, if applicable, there are no outstanding claims against the Owner and/or its lenders and guarantors, or the Project, in connection with the work performed in the construction of the Project through the              day of                       , 200  .

3.             The undersigned has not assigned to anyone any claim, any lien, or any right to file or perfect a lien, against the Owner and/or its lenders, or the Project.

4.             The undersigned has paid in full all laborers, and, subject to retainage and Exceptions, all Subcontractors, Suppliers, Materialmen, trade unions and others with respect to all work performed in the construction of the Project through                day of                   , 200  . No such party has filed or can properly file any claim, demand, lien, encumbrance or action against the Owner and/or its lenders, or the Project.

5.             The undersigned has not given or executed any security interest for or in connection with any materials, equipment, appliances, machines, fixtures or furnishings which have been or are to be placed upon or installed in the Project, and is conveying good title to the same to the Owner.

6.             The undersigned has paid all amounts due benefit funds, trade unions, applicable taxes, applicable fees, duties and other like charges relating directly or indirectly to the work performed in the construction of the Project.

7.             The undersigned has complied with all applicable federal, state and local laws, codes, ordinances and regulations relating to the work performed in the construction of the Project.

2

8.             The undersigned has the right, power and authority to execute this document.

II.            Waiver and Release

In accord with the Contract, the undersigned does hereby forever waive and release in favor of the Owner and its lenders, the Project and the title company or companies examining and/or insuring title to the Project, and any and all successors and assignees of the above, all rights that presently exist or hereafter may accrue to the undersigned by reason of work performed in the construction of the Project through the            day of                       , 200  , (1) to assert a lien upon the land and/or improvements comprising the Project, and (2) to assert or bring any causes of action, claims, suits and demands which the undersigned ever had or now has against the Owner and/or its lenders, or the Project.

III.           Indemnification

The undersigned hereby agrees to indemnify and hold harmless the Owner and its lenders, from any and all damages, costs, expenses, demands, and suits, (including reasonable legal fees) directly or indirectly relating to any cause of action, claim or lien filing by any party with respect to any (1) work performed in the construction of the Project or work which should have been performed in construction of the Project through the             of                         , 200  , (2) any rights waived or released herein, and (3) any misrepresentation or breach of any certification, affirmation or warranty made by the undersigned in this Affidavit, Waiver and Release of Liens, and upon the request the Owner or its lenders, will undertake to defend such causes of action, claims or lien filings at its sole cost and expense.

Date:
(Construction Manager - Full Corporate Name)

By:
(Authorized Signature)

Title:
(Corporate Title)

Subscribed and sworn before me
this day of ,
200 .

Notary Public

My Commission Expires:

3

CONTRACTOR FINAL AFFIDAVIT, WAIVER AND RELEASE OF LIENS AND CLAIMS

OWNER:

CONTRACTOR:

PROJECT:

CONTRACT DATE:

FROM:

STREET:

CITY, ST.:

I.              Certifications, Affirmations and Warranties

The undersigned, to support its entitlement to the requested payment, and for and in consideration of final payment made by                       (“Owner”) to the undersigned or to a subcontractor, materialman, or supplier of the undersigned, and contingent upon the receipt of such payment, for work performed in the construction of the above-referenced Project pursuant to the above-referenced Contract, hereby affirms, certifies and warrants as follows:

1.             Upon receipt of the sum of $                       , the undersigned will have received final payment under the terms of the Contract (and all authorized changes thereto) between the undersigned and Owner relating to the Project, including (1) all labor expended in the construction of the Project, (2) all materials, fixtures and equipment delivered to the site and either incorporated or to be incorporated into the Project, (3) all materials, fixtures and equipment for the Project stored offsite to the extent authorized by Owner and for which payment therefor is permitted by the Contract and all requirements of said Contract with respect to materials stored offsite have been fulfilled, (4) all services performed in the construction of the Project, and (5) all equipment used, or provided for use, in the construction of the Project. Such work including items (1) through (5) is hereafter collectively referred to as “work performed in the construction of the Project.”

2.             Except for receipt of final payment as set forth in paragraph I, there are no outstanding claims against the Owner and/or its lenders, or the Project, in connection with the work performed in the construction of the Project.

3.             The undersigned has not assigned to anyone any claim, any lien, or any right to file or perfect a lien, against the Owner and/or its lenders, or the Project.

4.             The undersigned has paid in full all laborers, and, subject to retainage, all subcontractors, suppliers, materialmen, trade unions and others with respect to all work performed in the construction of the Project. No such party has filed or can properly file any claim, demand, lien, encumbrance or action against the Owner and/or its lenders, or the Project.

5.             The undersigned has not given or executed any security interest for or in connection with any materials, equipment, appliances, machines, fixtures or furnishings which have been or are to be placed upon or installed in the Project, and is conveying good title of the same to the Owner.

6.             The undersigned has paid all amounts due benefit funds, trade unions, applicable taxes, applicable fees, duties and other like charges relating directly or indirectly to the work performed in the construction of the Project.

7.             The undersigned has complied with all applicable federal, state and local laws, codes, ordinances and regulations relating to the work performed in the construction of the Project.

4

8.             The undersigned has the right, power and authority to execute this document.

II.            Waiver and Release

In accord with the Contract, the undersigned does hereby forever waive and release in favor of the Owner and its lenders, the Project and the title company or companies examining and/or insuring title to the Project, and any and all successors and assignees of the above, all rights that presently exist or hereafter may accrue to the undersigned by reason of work performed in the construction of the Project through the              day of                      , 200  , (1) to assert a lien upon the land and/or improvements comprising the Project, and (2) to assert or bring any causes of action, claims, suits and demands which the undersigned ever had or now has against the Owner and/or its lenders, or the Project.

III.           Indemnification

The undersigned hereby agrees to indemnify and hold harmless the Owner and its lenders, from any and all damages, costs, expenses, demands, and suits, (including reasonable legal fees) directly or indirectly relating to any cause of action, claim or lien filing by any party with respect to any (1) work performed in the construction of the Project or work which should have been performed in construction of the Project through the            of                            , 200  , (2) any rights waived or released herein, and (3) any misrepresentation or breach of any certification, affirmation or warranty made by the undersigned in this Final Affidavit, Waiver and Release of Liens and Claims, and upon the request of the Owner or its lenders, will undertake to defend such causes of action, claims or lien filings at its sole cost and expense.

This Final Affidavit, Waiver and Release of Liens and Claims shall be an independent covenant and shall operate and be effective with respect to work and labor done and materials furnished under any supplemental contract or contracts, whether oral or written for extra or additional work on the project and for any further work done or materials furnished at any time with respect to the project subsequent to the execution hereof.

Date:
(Construction Manager - Full Corporate Name)

By:
(Authorized Signature)

Title:
(Corporate Title)

Subscribed and sworn before me
this day of ,
200 .

Notary Public

My Commission Expires:

5

SUBCONTRACTOR AFFIDAVIT AND PARTIAL RELEASE OF LIENS

OWNER:

CONTRACTOR:

PROJECT:

SUBCONTRACT DATE:

PURCHASE ORDER NO.

FROM:

STREET:

CITY, ST.:

I.              Certifications, Affirmations and Warranties

The undersigned, to support its entitlement to the requested payment, and for and in consideration of payments made by                       (“Construction Manager”) to the undersigned or to a Subcontractor, Materialman, or Supplier of the undersigned, and contingent upon the receipt of such payment, for work performed in the construction of the above-referenced Project pursuant to the above-referenced Subcontract or Purchase Order, hereby affirms, certifies and warrants as follows:

1.             Payment Request No.                       represents the actual value of work performed through the above indicated payment request period for which payment is due under the terms of the Subcontract or Purchase Order (and all authorized changes thereto) between the undersigned and Construction Manager relating to the Project, including (I) all labor expended in the construction of the Project, (ii) all materials, fixtures and equipment delivered to Project, (iii) all materials, fixtures and equipment for the Project stored offsite to the extent authorized by Construction Manager and for which payment therefore is permitted by Construction Manager=s contract with the Owner and all requirements of said contract with respect to materials stored offsite have been fulfilled, (iv) all services performed in the construction of the Project, and (v) all equipment used, for provided for use, in the construction of the Project. Such work including items (I) through (v) is hereafter collectively referred to as “work performed in the construction of the Project.”

2.             Except for retainage, if applicable, and except for those items specifically listed on an exhibit attached hereto, if any (“Exceptions”), there are no outstanding claims against  Construction Manager and/or its sureties, the Owner of the Project and/or its lenders and guarantors, or the Project, in connection with the work performed in the construction of the Project through the               day of                           , 200  .

3.             The undersigned has not assigned to anyone any claim, any lien, or any right to file or perfect a lien, against Construction Manager and/or its sureties, the Owner of the Project and/or its lenders, or the Project.

4.             The undersigned has paid in full all laborers, and, subject to retainage and Exceptions, all Subcontractors, Suppliers, Materialmen, trade unions and others with respect to all work performed in the construction of the Project through                    day of                       , 200  . No such party has filed or can properly file any claim, demand, lien, encumbrance or action against Construction Manager and/or its sureties, the Owner of the Project and/or its lenders, or the Project.

5.             The undersigned has not given or executed any security interest for or in connection with any materials, equipment, appliances, machines, fixtures or furnishings which have been or are to be placed upon or installed in the Project, and is conveying good title to the same to Construction Manager or the Owner.

6.             The undersigned has paid all amounts due benefit funds, trade unions, applicable taxes, applicable fees, duties and other like charges relating directly or indirectly to the work performed in the construction of the Project.

7.             The undersigned has complied with all applicable federal, state and local laws, codes, ordinances and regulations relating to the work performed in the construction of the Project.

8.             The undersigned has the right, power and authority to execute this document.

6

II.            Waiver and Release

In accord with the Subcontract Agreement or the Purchase Order, as applicable, the undersigned does hereby forever waive and release in favor of Construction Manager and its sureties, the Owner of the Project and its lenders, the Project and the title company or companies examining and/or insuring title to the Project, and any and all successors and assignees of the above, all rights that presently exist or hereafter may accrue to the undersigned by reason of work performed in the construction of the Project through the                day of                      , 200  , (1) to assert a lien upon the land and/or improvements comprising the Project, and (2) to assert or bring any causes of action, claims, suits and demands which the undersigned ever had or now has against Construction Manager and/or its sureties, the Owner of the Project and/or its lenders, or the Project, except to the extent of retainage and Exceptions..

III.           Indemnification

The undersigned hereby agrees to indemnify and hold harmless Construction Manager and its sureties, and the Owner of the project and its lenders, from any and all damages, costs, expenses, demands, and suits, (including reasonable legal fees) directly or indirectly relating to any cause of action, claim or lien filing by any party with respect to any (1) work performed in the construction of the Project or work which should have been performed in construction of the Project through the               of                       , 200  ,except to the extent of retainage and Exceptions. (2) any rights waived or released herein, and (3) any misrepresentation or breach of any certification, affirmation or warranty made by the undersigned in this Affidavit, Waiver and Release of Liens, and upon the request of Construction Manager, its sureties, the Owner of the Project or its lenders, will undertake to defend such causes of action, claims or lien filings at its sole cost and expense.

Date:
(Subcontractor - Full Corporate Name)

By:
(Authorized Signature)

Title:
(Corporate Title)

Subscribed and sworn before me
this day of ,
200 .

Notary Public

My Commission Expires:

7

SUBCONTRACTOR FINAL AFFIDAVIT, WAIVER AND RELEASE OF LIENS

OWNER:

CONTRACTOR:

PROJECT:

SUBCONTRACT DATE:

PURCHASE ORDER NO.

FROM:

STREET:

CITY, ST.:

I.              Certifications, Affirmations and Warranties

The undersigned, to support its entitlement to the requested payment, and for and in consideration of final payment made by                          (“Construction Manager”) to the undersigned or to a subcontractor, materialman, or supplier of the undersigned, and contingent upon the receipt of such payment, for work performed in the construction of the above-referenced Project pursuant to the above-referenced Subcontract or Purchase Order, hereby affirms, certifies and warrants as follows:

1.             Upon receipt of the sum of $                        , the undersigned will have received final payment under the terms of the Subcontract or Purchase Order (and all authorized changes thereto) between the undersigned and Construction Manager relating to the Project, including (1) all labor expended in the construction of the Project, (2) all materials, fixtures and equipment delivered to the site and either incorporated or to be incorporated into the Project, (3) all materials, fixtures and equipment for the Project stored offsite to the extent authorized by Construction Manager and for which payment therefor is permitted by Construction Manager’s contract with the Owner and all requirements of said contract with respect to materials stored offsite have been fulfilled, (4) all services performed in the construction of the Project, and (5) all equipment used, or provided for use, in the construction of the Project. Such work including items (1) through (5) is hereafter collectively referred to as “work performed in the construction of the Project.”

2.             Except for receipt of final payment as set forth in paragraph I, there are no outstanding claims against Construction Manager and/or its sureties, the Owner of the Project and/or its lenders, or the Project, in connection with the work performed in the construction of the Project.

3.             The undersigned has not assigned to anyone any claim, any lien, or any right to file or perfect a lien, against Construction Manager and/or its sureties, the Owner of the Project and/or its lenders, or the Project.

4.             The undersigned has paid in full all laborers, and, subject to retainage, all subcontractors, suppliers, materialmen, trade unions and others with respect to all work performed in the construction of the Project. No such party has filed or can properly file any claim, demand, lien, encumbrance or action against Construction Manager and/or its sureties, the Owner of the Project and/or its lenders, or the Project.

5.             The undersigned has not given or executed any security interest for or in connection with any materials, equipment, appliances, machines, fixtures or furnishings which have been or are to be placed upon or installed in the Project, and is conveying good title ot the same to Construction Manager or the Owner.

6.             The undersigned has paid all amounts due benefit funds, trade unions, applicable taxes, applicable fees, duties and other like charges relating directly or indirectly to the work performed in the construction of the Project.

8

7.             The undersigned has complied with all applicable federal, state and local laws, codes, ordinances and regulations relating to the work performed in the construction of the Project.

8.             The undersigned has the right, power and authority to execute this document.

II.            Waiver and Release

In accord with the Subcontract Agreement or the Purchase Order, as applicable, the undersigned does hereby forever waive and release in favor of Construction Manager and its sureties, the Owner of the Project and its lenders and guarantors, the Project and the title company or companies examining and/or insuring title to the Project, and any and all successors and assignees of the above, all rights that presently exist or hereafter may accrue to the undersigned by reason of work performed in the construction of the Project through the             day of                        , 200  , (1) to assert a lien upon the land and/or improvements comprising the Project, and (2) to assert or bring any causes of action, claims, suits and demands which the undersigned ever had or now has against Construction Manager and/or its sureties, the Owner of the Project and/or its lenders, or the Project.

III.           Indemnification

The undersigned hereby agrees to indemnify and hold harmless Construction Manager and its sureties, and the Owner of the project and its lenders, from any and all damages, costs, expenses, demands, and suits, (including reasonable legal fees) directly or indirectly relating to any cause of action, claim or lien filing by any party with respect to any (1) work performed in the construction of the Project or work which should have been performed in construction of the Project through the               of                            , 200  , (2) any rights waived or released herein, and (3) any misrepresentation or breach of any certification, affirmation or warranty made by the undersigned in this Final Affidavit, Waiver and Release of Liens and Claims, and upon the request of Construction Manager, its sureties, the Owner of the Project or its lenders, will undertake to defend such causes of action, claims or lien filings at its sole cost and expense.

This Final Affidavit, Waiver and Release of Liens and Claims shall be an independent covenant and shall operate and be effective with respect to work and labor done and materials furnished under any supplemental contract or contracts, whether oral or written for extra or additional work on the project and for any further work done or materials furnished at any time with respect to the project subsequent to the execution hereof.

Date:
(Subcontractor - Full Corporate Name)

By:
(Authorized Signature)

Title:
(Corporate Title)

Subscribed and sworn before me
this day of ,
200 .

Notary Public

My Commission Expires:

9

ISO I Commercial General Liability Forms I 07/01/04

POLICY NUMBER:	COMMERCIAL GENERAL LIABIL

CG 20 37 0

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

ADDITIONAL INSURED - OWNERS, LESSEES OR
CONTRACTORS - COMPLETED OPERATIONS

This endorsement modifies insurance provided under

the following: COMMERCIAL GENERAL LIABILITY

COVERAGE PART

SCHEDULE

Name Of Additional Insured Person(s) Or Organization(s):	Location And Description Of Completed Operations

Information required to complete this Schedule, if not shown above, will be shown in the Declarations.

Section II — Who Is An insured is amended to include as an additional insured the person(s) or organization(s) shown in the Schedule, but only with respect to liability for “bodily injury” or “property damage” caused, in whole or in part, by “your work” at the location designated and described in the schedule of this endorsement performed for that additional insured and included in the “products-completed operations hazard”

G 20 37 07 04 © ISO Properties, Inc.	© ISO Properties, Inc., 2004

ISO I Commercial General Liability Forms I 07/01/04

POLICY NUMBER:	COMMERCIAL GENERAL LIABILITY
C

G 20 10 07 04

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

ADDITIONAL INSURED - OWNERS, LESSEES OR
CONTRACTORS - SCHEDULED PERSON OR
ORGANIZATION

This endorsement modifies insurance provided under

the following: COMMERCIAL GENERAL LIABILITY

COVERAGE PART

SCHEDULE

Name Of Additional Insured Person(s) Or Organization(s):	Location And Description Of Completed Operations

Information required to complete this Schedule, if not shown above, will be shown in the Declarations.

A. Section II — Who Is An Insured is amended to include as an additional insured the person(s) or organization(s) shown in the Schedule, but only with respect to liability for “bodily injury”, “property damage” or “personal and advertising injury” caused, in whole or in part, by:

1.  Your acts or omissions; or

2.  The acts or omissions of those acting on your behalf;

in the performance of your ongoing operations for the additional insured(s) at the location(s) designated above.

B. With respect to the insurance afforded to these additional insureds, the following additional exclusions apply:

This insurance does not apply to “bodily injury” or “property damage” occurring after:

1. All work, including materials, parts or equipment furnished in connection with such work, on the project (other than service, maintenance or repairs) to be performed by or on behalf of the additional insured(s) at the location of the covered operations has been completed; or

2. That portion of “your work” out of which the injury or damage arises has been put to its intended use by any person or organization other than another contractor or subcontractor engaged in performing operations for a principal as a part of the same project.

G 20 37 07 04 © ISO Properties, Inc.	© ISO Properties, Inc., 2004

WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY

WC 00 03 13

2nd Reprint	Effective April 1. 1984
Advisory

WAIVER OF OUR RIGHT TO RECOVER FROM OTHERS ENDORSEMENT

We have the right to recover our payments from anyone liable for an injury covered by this policy. We will not enforce our right against the person or organization named in the Schedule. (This agreement applies only to the extent that you perform work under a written contract that requires you to obtain this agreement from us.)

This agreement shall not operate directly or indirectly to benefit anyone not named in the

Schedule.

Schedule

Where required by Written Contract

1983 National Council on Compensation Insurance, Inc.

POLICY NUMBER:	COMMERCIAL
GENERAL LIABILITY

CC 24 04 10 93

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

WAIVER OF TRANSFER OF RIGHTS OF
RECOVERY,
AGAINST OTHERS TO US

This endorsement modifies insurance provided under the following:

COMMERCIAL GENERAL LIABILITY COVERAGE PART

SCHEDULE

Name of Person or Organization:

WHERE REQUIRED BY AN INSURED CONTRACT

(If no entry appears above, information required to complete this endorsement will be shown in the Declarations as applicable to this endorsement.)

The TRANSFER OF RIGHTS OF RECOVERY AGAINST OTHERS TO US Condition (Section IV - COMMERCIAL GENERAL LIABILITY CONDITIONS) is amended by the addition of the following:

We waive any right of recovery we may have against the person or organization shown in the Schedule above because of payments we make for injury or damage arising out of your ongoing operations or “your work” done under a contract with that person or organization and included in the “products-completed operations hazard”. This waiver applies only to the person or organization shown in the Schedule above.

CG 24 04 10 93	Copyright, Insurance Services Office, Inc.,	1992

ANNEX 2- EXHIBIT F

FINANCIAL INTREST ENDOURCEMENT

Steadfast Insurance Company
Dover, Delaware
Administrative Offices - 1400 American Lane, Schaumburg. Illinois 60196-1056

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

Policy No.	Eff. Date of Pol.	Exp. Date of Pol.	Eff. Date of End.	Producer Code	Add’I Prem.	Return Prem.
				N/A	N/A	N/A

Insured:

Address:

This endorsement modifies insurance provided by the following: Subguard Policy Form

Financial Interest Endorsement

Scheduled Entity(ies):

Contract:

(Give contract number
anchor title)

Project:

(Give name. location and
description of the Works
of the Project)

Upon legal default and termination of the Insured for Insolvency only, we will indemnify the above Scheduled Entity(ies). subject to:

1.                           all the terms and conditions of the Policy.

2.                           assignment of the subcontracts or purchase order agreements to the Scheduled Entity.

3.                           the satisfaction of all warranties, covenants and conditions of the Policy. and

4.                           the Insured’s failure to make claim on the Scheduled Entity’s behalf for its portion of Loss to the extent caused by a Default of performance by any Subcontractor/supplier as defined under this Policy.

A claim may only be made with respect to those Subcontracts or purchase order agreements awarded by the Insured in connection with the Project scheduled above and that are subject to this Policy. Our liability under this endorsement shall be limited to Loss the scheduled entity is contractually entitled to under the terms and conditions of its Contract(s) with the Insured for the Project.

We shall not be liable to the Scheduled Entity unless said Entity has made all payments as required by Contract(s) with the Insured and has performed all other obligations to be performed under said Contract(s) at the time and in the manner therein set forth.

For purposes of this endorsement only. any amounts paid by us under this endorsement shall be included under the definition of Loss.

STF – GL – 10065 – A – CW (8.06)

1

We shall be give written notice within 10 days after a Scheduled Entity determines its portion of Loss has reasonable potential to develop. or within the timeframe prescribed in the Contract(s) with the Insured, whichever is greater.

In no event will we indemnify for any costs or expenses incurred due to a Default of performance of the Insured.

In no event shall this endorsement increase our Limits of insurance as specified in Item 3. of the Declarations.

In no event shall this endorsement minimize the amount of the Deductible or Coinsurance stated in Items 4. and 5. of the Declarations, respectively.

This endorsement is not transferable, unless with our prior written consent.

This endorsement shall not apply in the circumstance where the Insured is terminated for convenience from its role as general contractor for the scheduled project.

This endorsement shall not apply unless the Insured has been defaulted and terminated for Insolvency..

All other terms and conditions of this Policy shall remain the same.

Steadfast Insurance Company

Signature	Date

Name (print)

STF – GL – 10065 – A – CW (8.06)

2

EXHIBIT F

INSURANCE REQUIREMENTS

CONTRACTOR INSURANCE REQUIREMENTS

The Contractor shall procure and maintain in effect during the term of this Agreement, insurance policies described in this Exhibit with (i) responsible insurance companies authorized to do business in Maryland (if so required by law or regulation) with (A) an A.M. Best’s Key Rating Guide rating of A or better, unless otherwise approved by the Owner or (B) a Standard and Poor’s or Moody’s financial strength rating of A or A2, respectively, or higher, unless otherwise approved by the Owner or (ii) other companies acceptable to the Owner with limits and coverage provisions sufficient to satisfy the requirements set forth below. All policies shall be written on an occurrence basis. All insurance required by this Exhibit shall be in form, amounts and with coverage and deductibles satisfactory to Owner, in its sole discretion. The Contractor shall from time to time, but at intervals of not less than twelve (12) months each, undertake all actions and due diligence as reasonably necessary to determine whether the insurance coverage maintained pursuant to this Agreement is in compliance with all of the requirements of this Exhibit, including any increases in coverage required as a result of any change in applicable laws, and if the Contractor determines that such insurance coverage does not meet such requirements, it agrees to promptly cause such coverage to comply with such requirements and to notify the Owner of the steps being taken by the Contractor to do so.

The Owner acknowledges that as of the date of execution of the Contract, there are no Financing Parties (as defined in Section 4.3.2 below). At such time, if ever, that an entity provides financing for the Project, such entity shall become a Financing Party hereunder, and the Contractor shall add such Financing Party as an additional insured within five (5) business days after receipt of written notice from the Owner, and thereafter the Financing Party shall be entitled to all of the benefits provided to it under this Exhibit F.

Section 1. Contractor Provided Insurance. The Contractor shall provide the following insurance:

1.1           Worker’s Compensation and Employer’s Liability Insurance. Worker’s Compensation Insurance, which shall include Stop Gap, with a minimum limit of the statutory limits for Part A and a $100,000/$500,000/$1,000,000 minimum limit for employer liability.

1.2           Commercial General Liability Insurance. Liability insurance on an occurrence basis against claims filed in the United States and occurring in the United States for the Contractor’s and each subcontractor’s liability of any tier arising out of claims for bodily injury, personal injury and property damage (other than the Work itself). Such insurance shall provide coverage for products-completed operations (which coverage shall remain in effect for a period of at least five (5) years following Final Completion of the Work), blanket contractual, broad form property damage, personal injury insurance and independent contractors with a $1,000,000 minimum limit per occurrence for combined bodily injury and property damage. A maximum deductible or self-insured retention of $250,000 per occurrence shall be allowed.

Such policy must be further endorsed to:

(a)           Provide personal liability coverage including, but not limited to, false arrest, detention or imprisonment or malicious prosecution; libel, slander or defamation of character, invasion of privacy, wrongful eviction or wrongful entry, harassment of any kind and discrimination.

(b)           Contingent Employer’s liability coverage

(c)           Blanket contractual liability coverage, including the liability assumed by the Contractor under Paragraph 3.18 of the General Conditions;

(d)           Elevator and Hoist liability coverage, as applicable.

(e)           Coverage for shoring, blasting, excavating, underpinning, demolition, pile driving and caisson work, work below ground surface, tunneling and grading, as applicable.

1.3           Automobile Liability Insurance. Automobile liability insurance for the Contractor’s liability arising out of claims for bodily injury and property damage covering all owned (if any), leased (if any), non-owned and hired vehicles used in the performance of the Contractor’s obligations under the Contract Documents with a $1,000,000 minimum limit per accident for combined bodily injury and property damage and containing appropriate no-fault insurance provisions wherever applicable. A maximum deductible or self-insured retention of $1,000 per occurrence shall be allowed.

1.4           Umbrella or Excess Liability Insurance. Umbrella or excess liability insurance on an occurrence basis covering claims in excess of the underlying insurance described in the foregoing Sections 1.1 and 1.3 with a $25,000,000 minimum limit per occurrence, such insurance shall contain a provision that it will not be more restrictive than the primary insurance; provided that aggregate limits of liability, if any, shall apply separately to claims occurring with respect to the Work.

Section 2.              Pollution Liability Insurance

Contractor shall provide broad form Pollution Liability Insurance which covers losses caused by pollution conditions (including sudden and non-sudden pollution conditions) arising from the services and operations of the Contractor and all Subcontractors. Such policy (i) shall apply, without limitation, to bodily injury, property damage (including loss of use of damaged property or of property which has not been physically injured or destroyed) and clean-up costs, (ii) shall provide coverage for pollution conditions which arise from encountering pre-existing environmental conditions at the Project Site, (iii) shall provide coverage for liability resulting from the transportation of hazardous wastes, as well as liability relating to non-owned disposal sites, (iv) shall be written with a combined single limit of liability of not less than $10,000,000 for each occurrence and not less than $10,000,000 aggregate; (v) shall provide coverage for mold conditions, if such coverage is not provided by the Commercial General Liability Insurance Policies referenced above, (vi) shall contain a deductible no greater than $250,000, and (vi) shall contain a 5 year extended reporting period.

Section 3.              Subcontractors Insurance Requirements.

3.1           Contractor agrees that all Subcontractors will be required to obtain and maintain the insurance required by the Contractor’s Standard Subcontract. (Copy of standard requirements are attached to this Exhibit as Annex 1).

3.2           Contractor agrees that it will promptly advise Owner in the event that any subcontractor which it wishes to retain is unable to obtain such requisite insurance coverages; Contractor will obtain Owner’s prior written approval of any deviations in such insurance coverages prior to entering into a subcontract with such subcontractor.

Section 4.              Terms and Conditions.

4.1           Endorsements. Each liability policy required to be maintained under Sections 1, and 2 hereunder shall be endorsed as follows:

(a)           Name Owner and all Financing Parties, the Project Manager and each of their respective affiliates, subsidiaries, parent corporations, directors, members, partners, officers, shareholders, employees and agents as additional insureds.

(b)           Stipulate that such insurance is primary and is not contributing with, any other insurance carried by, or for the benefit of the additional insureds.

(c)           Contain cross liability and severability of interest endorsements, or a separation of insureds provision acceptable to the Owner.

(d)           Stipulate that such policy will not be invalidated with respect to the rights of any additional insured should the Contractor or any subcontractor, as the case may be, have waived any or all rights of recovery against any party for losses covered by such policy or due to any breach of warranty, fraud, action, inaction or misrepresentation by the Contractor or any person acting on behalf of the Contractor.

4.2           Waiver of Subrogation. The Owner and the Contractor waive all rights against (1) each other and any of their subcontractors, sub-subcontractors, agents and employees, each of the other, and (2) the Architect, Architect’s consultants, separate contractors described in Article 6 of the General Conditions, if any, and any of their subcontractors, sub-subcontractors, agents and employees, for damages to the extent covered by insurance required to be obtained by the Contractor and the Owner pursuant to this Exhibit F, except such rights as they have to proceeds of such insurance. The Owner or Contractor, as appropriate, shall require of the Architect, Architect’s consultants, separate contractors described in Article 6 of the General Conditions, if any, and the subcontractors, sub-subcontractors, agents and employees of any of them, by appropriate agreements, written where legally required for validity, similar waivers each in favor of other parties enumerated herein. The policies shall provide such waivers of subrogation by endorsement or otherwise. A waiver of subrogation shall be effective as to a person or entity even though that person or entity would otherwise have a duty of indemnification, contractual or otherwise, did not pay the insurance premium directly or indirectly, and whether or not the person or entity had an insurable interest in the property damaged.

4.3           Conditions:

(1)           Loss Notification: The Contractor shall promptly notify the Owner of any single loss or event likely to give rise to a claim against an insurer for an amount in excess of $1,000,000 covered by any insurance maintained pursuant to this Agreement.

(2)           Policy Cancellation and Change: All policies of insurance required to be maintained pursuant to Sections 1 or 2 shall be endorsed so that if at any time should they be canceled, or coverage be reduced (by any party including the insured) which affects the interests of the Owner or any entity providing financing for the Project (a “Financing Party”) such cancellation or reduction shall not be effective as to the Owner or any Financing Party for 30 days, except for non-payment of premium which shall be for 10 days, after receipt by the Owner of written notice from such insurer of such cancellation or reduction.

(3)           Separation of Interests: All policies (other than in respect to liability or workers compensation insurance) shall insure the interests of the Owner and any Financing Party regardless of any breach or violation by the Contractor or any other party of warranties, declarations or conditions contained in such policies, any action or inaction of the Contractor or others.

(4)           Acceptable Policy Terms and Conditions: All policies of insurance required to be maintained pursuant to this Agreement shall contain terms and conditions acceptable to the Owner in its reasonable discretion.

4.4           Evidence of Insurance. Within thirty (30) days after execution of the Agreement, and at least 10 days prior to each policy anniversary, the Contractor shall furnish the Owner with (1) certificates of insurance or binders, in a form acceptable to the Owner, evidencing all of the insurance required by the provisions of this Agreement and (2) a schedule of the insurance policies held by or for the benefit of the Contractor and required to be in force by the provisions of this Agreement. Such certificates of insurance/binders shall be executed by each insurer or by an authorized representative of each insurer where it is not practical for such insurer to execute the certificate itself. Such certificates of insurance/binders shall identify underwriters, the type of insurance, the insurance limits and the policy term and shall specifically list the special provisions enumerated for such insurance required by this Agreement. Upon request, the Contractor will promptly furnish the Owner with copies of all insurance policies, binders and cover notes or other evidence of such insurance relating to the insurance required to be maintained by the Contractor. The schedule of insurance shall include the name of the insurance company, policy number, type of insurance, major limits of liability and expiration date of the insurance policies.

4.5           Reports. Concurrently with the furnishing of the certification referred to in Section 3.4, the Contractor shall furnish the Owner with a report of an independent broker, signed by an officer of the broker, stating that in the opinion of such broker, the insurance then carried or to be renewed is in accordance with the terms of this Agreement and attaching an updated copy of the schedule of insurance required by Section 3.4 above. In addition the Contractor will advise the Owner in writing promptly of any default in the payment of any premium and of any other act or omission on the part of the Contractor which may invalidate or render unenforceable, in whole or in part, any insurance being maintained by the Contractor pursuant to this Agreement.

4.6           No Duty of Agent to Verify or Review. No provision of this Agreement shall impose on the Owner or any Financing Party any duty or obligation to verify the existence or adequacy of the insurance coverage maintained by the Contractor, nor shall any of the foregoing parties be responsible for any representations or warranties made by or on behalf of the Contractor to any insurance company or underwriter. Any failure on the part of any of the foregoing parties to pursue or obtain the evidence of insurance required by this Agreement from the Contractor and/or failure of any of the foregoing parties to point out any non-compliance of such evidence of insurance shall not constitute a waiver of any of the insurance requirements in this Agreement.

4.7           Certificates. All certificates and policies of insurance and all notices required pursuant to this Exhibit must be sent to the attention of:

Avi Halpert

United Therapeutics Corporation

1110 Spring Street

Silver Spring, Maryland 20910

4.8           No Limitation. The insurance provisions of this Agreement shall not be construed as a limitation on the Contractor’s responsibilities and liabilities pursuant to the terms and conditions of this Agreement including, but not limited to, liability for claims in excess of the insurance limits and coverages set forth herein.

Section 5.              Subguard Insurance

If approved in writing in advance by Owner, instead of requiring Subcontractors to provide payment and performance bonds, Contractor may provide Subcontractor Default Insurance (“SDI”) (the “Subguard Insurance”) to cover its Subcontractors’ Work and performance on this Project. Construction Manager shall provide a “Financial Interest Endorsement” in the form attached to this Exhibit as Annex 2. If a Subcontractor is not eligible to be covered under the Subguard Insurance, such Subcontractor shall provide 100% performance and payment bonds. Contractor warrants and represents that no Subcontractor used to perform any part of the Work will be omitted or excluded from coverage under the Subguard Insurance (except as noted above) and that the Subguard Insurance shall apply to all Losses under that policy except as excluded by Exclusions F (nuclear radiation), G (war), and H (terrorism) thereof. (For bonded Subcontractors, the Contractor and the Owner shall be named as obligees under the bonds, and the cost of such bonds shall not increase the GMP.)  The existence of the Subguard Insurance does not limit the liability of the Contractor under the Contract Documents. Contractor shall give the Owner notice of any default by a Subcontractor or Supplier in connection with this Project on which that Subcontractor or Supplier holds a contract with the Contractor, and Contractor shall keep Owner fully apprised of the amount and status of any claims made under the Subguard Insurance policy that may diminish the limits available to this Project. Premiums associated with the Subguard Insurance are included in the GMP, and any additional premium shall not be paid as a Cost of the Work, unless such additional premium amount is a direct result of a Change Order for which the Owner is responsible.

OWNER INSURANCE REQUIREMENTS

The Owner shall provide the following insurance coverage:

Builder’s Risk Insurance. From commencement of construction until Substantial Completion of the Work, the Owner shall provide Builder’s Risk insurance covering property damage on an “all risk” basis insuring the Contractor, it’s Subcontractors and the Owner, as their interests may appear, and naming the Financing Party and the Owner as loss payees, including coverage for the perils of earth movement (including but not limited to earthquake, landslide, subsidence and volcanic eruption), wind, flood, terrorist acts, if commercially available for similar operations in the mid-Atlantic region of the United States at commercially reasonable cost and boiler and machinery accidents.

                (A)          Property Covered: The builder’s risk insurance shall provide coverage for (i) the buildings, all fixtures, materials, supplies, machinery and equipment of every kind to be used in, or incidental to, the construction, (ii) new underground works, sidewalks, paving, site works and excavation works and landscaping, (iii) the Work, (iv) property of others in the care, custody or control of the Contractor or of a Subcontractor , (v) all preliminary works and temporary works, (vi) foundations and other property below the surface of the ground, and (vii) electronic equipment and media.

(B)           Additional Coverages: The builder’s risk policy shall insure (i) the cost of preventive measures to reduce or prevent a loss, (ii) inland transit with sub-limits sufficient to insure the largest single shipment to or from the Project site from anywhere within the United States or Canada valued at $2,500,000 (iii) attorney’s fees, engineering and other consulting costs, and permit fees directly incurred in order to repair or replace damaged insured property, iv) expediting expenses, (v) off-site storage with sub-limits sufficient to insure the full replacement value of any property or equipment not stored on the Project site, (vi) the removal of debris, and (vii) demolition and increased costs of construction due to the operation of building laws or ordinances in an amount not less than $5,000,000.

(C)           Special Clauses: The builder’s risk policy shall include (i) a 72 hour flood/storm/earthquake clause, (ii) an unintentional errors and omissions clause, (iii) a requirement that the insurer pay losses within 30 days after receipt of an acceptable proof of loss or partial proof of loss, (iv) an other insurance clause making this insurance primary over any other insurance and (v) a clause stating that the policy shall not be subject to cancellation by the insurer except for non-payment of premium, fraud or material misrepresentation.

(D)          Prohibited Exclusions: The builder’s risk policy shall not contain any (i) coinsurance provisions, or (ii) exclusion for loss or damage resulting from freezing or mechanical breakdown.

(E)           Sum Insured: The builder’s risk policy shall (i) be on a completed value form, with no periodic reporting requirements, (ii) insure 100% of the replacement value of the Improvements (except with respect to flood and earthquake, in each case, the policy shall be in an amount not less than $10,000,000), and (iii) value losses at replacement cost, without deduction for physical depreciation or obsolescence including custom duties, taxes and fees (if rebuilt or repaired).

(F)           Deductible: The builder’s risk insurance shall have no deductible greater than $50,000 per occurrence for all coverage. The Owner will be responsible for paying the deductible to the extent it exceeds $10,000; all deductibles paid by the Contractor shall be reimbursed as Cost of the Work as defined in the Agreement.

(G)           Payment of Loss Proceeds: The Builder’s Risk policy shall provide that the proceeds of such policy shall be payable solely to the Owner and/or the Financing Party.

(H)          Loss Adjustment and Settlement: A loss under the Builder’s Risk policy shall be adjusted with the insurance companies, including the filing in a timely manner of appropriate proceedings, by the Owner, subject to the reasonable approval of the Contractor

(I)            Miscellaneous Policy Provisions: The Builder’s Risk policy shall (i) not include any annual or term aggregate limits of liability except as regards the insurance applicable to the perils of flood and earth movement and pollutant clean up of land and water at the Land (project site), (ii) shall not include coverage for mold conditions, and (iii) include a clause requiring the insurer to make final payment on any claim within 30 days after the submission of proof of loss and its acceptance by the insurer.

ANNEX 1-Exhibit F

ATTACHMENT A
INSURANCE REQUIREMENTS
TO THE SUBCONTRACT AGREEMENT BETWEEN
DPR CONSTRUCTION, INC.
AND
({ToCompany.Name}“>”)
SUBCONTRACT NUMBER {Contracts.ContractNumber}

{Projects.Name}

{Projects.Address}

DPR Job #: {Projects.Number}

This Attachment is attached and incorporated into the above referenced Subcontract between the parties, as the parties desire to amend said document. In the event of any conflict, inconsistency or ambiguity between the terms and provisions of this Attachment and those of the above referenced Subcontract Agreement between the parties, this Attachment shall govern.

Immediately send a copy of this information to your insurance broker for compliance.

1.0           Subcontractor shall, at its own expense, maintain in effect at all times during the performance of the work under the Subcontract not less than the following coverage and limits of insurance which shall be maintained under forms of policies and from companies satisfactory to the Contractor and Owner. Any insurance policy that contains Deductibles or Self Insured Retentions (SIR) in excess of $25,000 per occurrence shall not be acceptable without the prior approval of DPR Construction. The insurance company must have a financial rating of at least A-VII as defined by A.M. Best Company. Copies of policies shall be provided when requested.

2.0           Workers’ Compensation and Employer’s Liability Insurance. Workers’ Compensation insurance shall be provided as required by any applicable law or regulation. A waiver of subrogation is required. See sample of waiver attached. Employer’s Liability Insurance shall be provided in amounts not less than:

$1,000,000 each accident for bodily injury by accident

$1,000,000 policy limit for bodily injury by disease

$1,000,000 each employee for bodily injury by disease

If there is an exposure of injury to Subcontractor’s employees under the U. S. Longshoremen’s and Harbor Workers’ Compensation Act, the Jones Act or under laws, regulations or statutes applicable to maritime employees, coverage shall be included for such injuries or claims.

3.0           General Liability Insurance. Subcontractor shall carry Commercial General Liability insurance covering operations by or on behalf of Subcontractor, providing insurance for bodily injury liability and property damage liability for at least the minimum limits of liability indicated below and including coverage for:

(1)           premises and operations;

(2)           products and completed operations;

(3)           broad-form contractual liability;

(4)           broad-form property damage (including completed operations);

(5)           explosion, collapse and underground hazards;

(6)           personal injury liability/advertising injury;

3.1           A waiver of subrogation is required. See sample of waiver attached.

3.2           A “claims-made” policy form is not acceptable.

3.3           A “modified occurrence” policy is not acceptable.

3.4           Minimum Limits of Liability.

3.4.1        Commercial General Liability Form:

$2,000,000 each occurrence Bodily Injury and Property Damage

$2,000,000 Personal Injury

$2,000,000 aggregate for Products - Completed operations

$2,000,000 general aggregate

3.5           Per Project Aggregate. The policy must have an endorsement providing that the general aggregate limit applies separately to this project. If a per-project aggregate is not provided, the total limit of liability (per occurrence) shall be $5,000,000. The above limits can be satisfied by either providing a primary policy or in combination with an excess liability policy.

4.0           Automobile Liability Insurance. Subcontractor shall carry automobile liability insurance, including coverage for all owned, hired and non-owned automobiles. The limits of liability shall be not less than $2,000,000 combined single limit each accident for bodily injury and property damage. This limit can be satisfied by either providing a primary policy or in combination with an excess liability policy.

5.0           Certificates of Insurance. Certificates of Insurance, as evidence of all insurance required by this Agreement, shall be furnished by Subcontractor to Contractor before any work hereunder is commenced by Subcontractor. The Certificates of Insurance shall provide that there will be no cancellation or reduction of coverage without thirty (30) days prior written notice to Contractor. The words “endeavor to” and “but failure to mail such notice shall impose no obligation or liability of any kind upon the company, its agents or representatives” shall be crossed out on the certificate.

5.1           Certificates, including additional insured endorsement, shall be furnished for five (5) years following completion of the project.

6.0           Additional Insured Endorsement and Primary Insurance Clause. The Bodily Injury and Property Damage Liability policies shall include a provision or endorsement, at least as broad as the CG2010 07 04, in combination with the CG2037 07 04, as published by Insurance Services Offices (ISO), naming as additional insured any person or organization for whom Subcontractor is required by written subcontract agreement or permit to name. The endorsement shall also provide that such insurance is primary insurance with respect to the interest of the Contractor and Owner and that any other insurance maintained by the Contractor and Owner is excess and not contributing insurance with the insurance requirement hereunder.

Samples of Policy Endorsements are attached hereto.

7.0           Insurance Requirements for Sub-subcontractors. The Subcontractor shall ensure that all tiers of their Subcontractors shall procure and maintain insurance in like form and amounts including the Additional Insured requirements, all as set forth in Paragraph 3.0. Copies of the certificate must be provided prior to the sub-subcontractors entering the site.

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8.0          Aircraft Insurance. If the Subcontractor or their Subcontractors use any owned, leased, chartered or hired aircraft of any type (including helicopters) in the performance of this Subcontract, they shall maintain aircraft liability insurance in an amount of not less than $10,000,000 per occurrence including Passenger Liability. Evidence of coverage in the form of a Certificate of Insurance shall be provided prior to the start of work.

9.0          Professional Liability Exposures. A $2,000,000 Professional Liability insurance policy shall be carried if Subcontractor or their subcontractor is to provide any professional services, including but not limited to, design or design/build services to the project. Evidence of coverage in the form of a Certificate of Insurance shall be provided prior to the start of work.

Hazardous Materials/Pollution Liability/Mold Coverage.

9.1           Subcontractor shall provide a “Contractors Pollution Liability” policy with minimum limits of $2,000,000, with continuing coverage after project completion in accordance with subsection 5.1.

9.2           Mold Coverage. Subcontractor’s Pollution liability policy to include coverage for mold or fungus with limits of $2,000,000 if any of Subcontractor’s Work includes or directly or indirectly impacts any of the work scopes as defined in this subsection 10.2.

9.2.1        All work which could in any way contribute to or cause moisture to be introduced into the interior of the building, either by construction, sealing or penetrating any portion of the building’s exterior envelope or releasing moisture within the building, are required to have the above coverage for mold insurance. These include but not limited to the following:

9.2.1.1     Exterior Envelopes (envelope areas are defined as including all above and below ground exteriors of the building or facility, be they vertical, horizontal or angled surfaces) related work may include but not limited to scopes such as masonry, cast-in-place concrete (including slab on grade, elevator or other pits or shafts), pre-cast concrete, gunite, shotcrete, plaster, drywall (exterior gypsum sheathing and building paper), marble or stone facades, EIFS, metal panel, glass & glazing, exterior insulating, roofing, skylights, louvers, exterior doors (all types), sheet metal and flashing, expansion joints, any form of waterproofing and or damproofing, caulking and sealants, etc.

9.2.1.2     All systems which directly or indirectly involve water retention, generation or conveying work within or in close proximity to the building such as plumbing, HVAC, fire sprinkler and process piping and the controls of their wet systems, below slab mechanical, sump pits, tanks, site utilities and/or irrigation systems (near, attaching to or penetrating the building), etc.

9.2.1.3     All scopes that may penetrate or seal penetrations of the exterior envelopes such as equipment roof supports, satellite dishes, photovoltaic panels, handrails, trellises, miscellaneous or ornamental metal, signage and subcontractors who seal their own exterior penetrations.

9.3           Hazardous Materials Remediation. In addition, if Subcontractor’s Work includes remediating of hazardous materials, including but not limited to asbestos

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containing materials, silica, lead, PCBs, contaminated soils, etc., they must carry a “Contractor’s Pollution Liability” policy which covers liability therefor, with limits not less than $2,000,000 and not less than $2,000,000 aggregate for Bodily Injury, Personal Injury and Property Damage, naming Contractor as additional Insured. Subcontractor shall also require any of its subcontractors performing such operations to provide the insurance required hereunder.

9.4           Automobile Pollution Liability. If Subcontractor or their subcontractors haul hazardous waste they must carry Automobile Liability Insurance with a $2,000,000 combined single limit for Bodily Injury and Property Damage applicable to all hazardous waste hauling vehicles and include MCS 90 coverage.

10.0        Builders Risk Insurance. Contractor and Subcontractor waive all rights against each other and against all other subcontractors and Owner for loss or damage to the extent reimbursed by Builder’s Risk or any other property or equipment insurance applicable to the work, except such rights as they may have to the proceeds of such insurance. If the policies of insurance referred to in this Section require an endorsement or consent of the insurance company to provide for continued coverage where there is a waiver of subrogation, the owners of such policies will cause them to be so endorsed or obtain such consent.

Upon written request of Subcontractor, Contractor shall provide Subcontractor with a copy of the Builder’s Risk policy of insurance or any other property or equipment insurance in force for the project and procured by Contractor. Subcontractor shall satisfy itself as to the existence and extent of such insurance prior to commencement of Subcontractor’s work.

If Builder’s Risk insurance purchased by Owner or Contractor provides coverage for Subcontractor for loss or damage to Subcontractor’s work, Subcontractor shall be responsible for the insurance policy deductible amount applicable to damage to Subcontractor’s work and/or damage to other work caused by Subcontractor.

If not covered under the Builder’s Risk policy of insurance or any other property or equipment insurance required by the Subcontract Documents, Subcontractor shall procure and maintain at its own expense property and equipment insurance for portions of Subcontractor’s work stored off the site or in transit.

If Owner or Contractor has not purchased Builder’s Risk or equivalent insurance including the full insurable value of Subcontractor’s work, then Subcontractor may procure such insurance at its own expense as will protect the interests of Subcontractor and its subcontractors in the work. Such insurance shall also apply to any of Owner’s or Contractor’s property in the care. custody or control of Subcontractor.

11.0        Crane Services/Hoisting. Lifting, Riggers Liability

11.1         Crane Services Liability. Should Subcontractor’s work include providing of Crane Services, either by directly or by contract with a subcontractor, then, then the Subcontractor shall carry “Commercial General Liability Insurance”, with minimum limits of liability of $10,000,000 Per Occurrence to insure against bodily injury and property damage for such operations. Insurance coverage shall be subject to the same requirements pursuant to Sections 3.0 through 3.3. Subcontractor shall be responsible for ensuring that sub tier contractor(s) will also comply with these same insurance requirements for Crane Services. Evidence of coverage shall be provided in the form of a Certificate of Insurance pursuant to Section 5.0. Subcontractor’s retention under such policy shall not be more than $100,000 without the express written authorization of Contractor.

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11.2         Hoisting, Lifting, Riggers Liability.  Should Subcontractor’s work involve the rigging, hoisting, lifting of property, Subcontractor shall carry “Riggers Liability Insurance (for hoisting, lifting, etc.), with minimum limits of liability of $1,000,000. to insure against physical loss or damage to the property being lifted. Evidence of coverage shall be provided in the form of a Certificate of Insurance pursuant to Section 5.0. Subcontractor’s retention under such policy shall not be more than $100,000 without the express written authorization of Contractor.

12.0        Acceptance by Contractor. The required insurance shall be subject to the approval of Contractor. Any acceptance of Certificates of Insurance by Contractor, or failure of Subcontractor to provide Certificates of Insurance, shall in no way limit or relieve Subcontractor of its duties and responsibilities in this Agreement. If higher limits or other forms of insurance are required in the Subcontract Documents, Subcontractor will comply with such requirements.

13.0        Excess Liability. The above limits can be met by either providing a primary policy or in combination with an excess liability policy.

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EXHIBIT G

Other Requirements (RTP and Regulations)

Exhibit G – Other Requirements (RTP Rules and Regulations)

1.             ATC Associates, Inc. - Phase I and II Limited Environmental Site Assessment dated May 16, 2006

2.             ATC Associates, Inc. – Subsurface Exploration & Geotechnical Analysis dated July 11, 2006

3.             MACTEC Jurisdictional Wetlands & Stream Delineation report dated August 17, 2006

4.             MACTEC Jurisdictional Determination letter dated August 17 to County of Durham

5.             Environmental Services, Inc. report titled: United Therapeutics RTP Site Surface Water Evaluation dated July 2006 prepared for The Durham County Engineering Department

6.             Chicago Title Insurance Company Policy No. 34-106-06-0013606 dated June 23, 2006 and supporting exhibits

7.             Research Triangle Foundation of North Carolina – Amended Conditions, Covenants, Restrictions and Reservations Affecting Property of: The Research Triangle Foundation of North Carolina dated July 29, 1980

8.             Durham City zoning letter dated April 4, 2006 and supporting exhibits

9.             Kimley-Horn & Associates Traffic Impact Analysis dated June 2006.

10.           Durham Unified Development Ordinance located at: www.durhamnc.gov/departments/planning/udo

EXHIBIT H

Form of Subcontract and Purchase Order

Subcontract Template Version 2

Exhibit “H”

DPR SUBCONTRACT North Carolina

{Projects.Name}

DPR Job No.:	{Projects.Number}	DESIGN/BUILD SUBCONTRACT	BONDS REQUIRED
Subcontract No.:	{Contracts.ContractNumber}	☒ Yes	☒ ({Contracts.Udf_Bond_is_Required} “Yes/No”)
Phase Code(s):	{Contracts.Exhibits}

This Subcontract (“Agreement”) is made as of {Contracts.ContractDate}, (“Effective Date”), between DPR Construction, Inc., a California corporation (“DPR”), and Subcontractor, in connection with the Prime Contract for the Project.

CONTRACTOR

DPR Construction, Inc., {Contracts.Udf_DPR_Region} Regional Office

{Contracts.Udf_Region_Address}

SUBCONTRACTOR

{ToCompany.Name}

{ToContact.DisplayAddress}

Phone: {ToContact.Tel}, Fax: {ToContact.Fax}

Vendor No.: {ToCompany.CompanyID}

OWNER

{LegalDocInfo.Owner}

{LegalDocInfo.OwnerAddr1}

{LegalDocInfo.OwnerAddr2}

PROJECT

{Projects.Name}

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ARCHITECT

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THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES; CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS USE OR MODIFICATION. SOME CONSTRUCTION PRIME CONTRACTS MAY REQUIRE THE USE OF SPECIALIZED PROVISIONS NOT INCLUDED IN THIS FORM.

{ToCompany.Name}		{Projects.Name}	{Contracts.ContractDate}
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Subcontract Template Version 2

Attachment Summary – See Attachment # 1

Attachment 1	List of Subcontract Documents
Attachment 1A	List of the Subcontract Construction Documents
Attachment 2	Scope and Commercial Terms
Attachment 2A	Design/Build Supplement
Attachment 3	Special Conditions
Attachment 4	Schedule
Attachment 5	Environmental, Health and Safety Plan, Rev 6, dated January 2005
Attachment A	Insurance Requirements
Attachment B	Billing Package

Additional Insureds for the Insurance Requirements

{ToCompany.Name}		{Projects.Name}	{Contracts.ContractDate}
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SECTION 1          ENTIRE AGREEMENT; INVESTIGATION; PRIME CONTRACT; DEFINITIONS

1.1       Entire Agreement:  This Agreement is the entire agreement between DPR and Subcontractor with respect to the Work and the Project, and supersedes all proposals, negotiations, stipulations, understandings, agreements, representations and warranties, if any, between DPR and Subcontractor with respect to the Work and the Project which precede or accompany the execution of this Agreement.

1.2       Applicability of Contract Documents to Subcontractor:  Subcontractor and its subcontractors and suppliers shall be bound by the terms of the Contract Documents, including without limitation the Prime Contract, insofar as they relate in any way to the Work of this Agreement. Subcontractor further agrees to be bound to DPR in the same manner and to the same extent as DPR is or will be bound to Owner under the terms of the Prime Contract, to the extent the terms relate in any way, to the Work or Subcontractor’s obligations under this Agreement.

1.3       Investigation by Subcontractor:  Subcontractor represents and warrants that it has carefully reviewed, and is thoroughly familiar with, all of the terms of the Subcontract Documents, the plans and specifications as they pertain to the Work, the location of the Project site, and the conditions under which the Work is to be performed by Subcontractor. Subcontractor enters into this Agreement based upon its investigation of all relevant matters, including without limitation, investigations, testing, and observations of any existing conditions related to or affecting the Work. Subcontractor is not relying on any opinions or representations of DPR or any person purporting to act on DPR’s behalf. If Subcontractor discovers any apparent or actual error, omission, code compliance issue, or deficiency in such documents, location, or conditions (any of the foregoing, a “Deficiency”), Subcontractor shall, on or before the earlier of (a) five (5) Days after Subcontractor first becomes aware of a Deficiency, or (b) two (2) Business Days prior to the last day upon which DPR must report a Deficiency under the Prime Contract, notify DPR in writing of the existence or possible existence of each Deficiency in detail and take any other actions otherwise required of DPR under the Prime Contract. If Subcontractor believes that additional cost or time is involved because of modifications to the Work as a result of one or more Deficiencies as to which Subcontractor has given notice to DPR pursuant to this Section 1.3, then, subject to the provisions of the Prime Contract, Subcontractor may request a Change Order pursuant to Section 6. If DPR has any obligation under the Prime Contract regarding any investigation, testing or inspection of the site and the conditions under which the Work is to be performed, Subcontractor assumes those obligations and shall be solely responsible for all costs, expenses and damages that may result from Subcontractor’s failure to perform or properly perform such investigation, testing or inspection.

1.4       Prime Contract

1.4.1      Prime Contract Not Yet Executed:  If, as of the execution of this Agreement, the Prime Contract has not been executed by DPR and Owner, the terms and conditions of the Prime Contract, as they relate in any way to the Work, shall nonetheless be incorporated within this Agreement as a Subcontract Document upon its execution. Upon execution of the Prime Contract and written request by Subcontractor, DPR shall make the Prime Contract available to Subcontractor. If the Subcontractor believes that the Prime Contract, as executed, affects the cost or time of Subcontractor’s performance of the Work, then Subcontractor may request a Change Order in accordance with Section 6 below.

1.4.2      Prime Contract Executed: By executing this Agreement or commencement of the Work, Subcontractor represents and acknowledges that Subcontractor has reviewed or has been given ample opportunity to review the Prime Contract and the terms of the Prime Contract have no affect on the cost or time of Subcontractor’s performance of the Work.

1.5       Definitions:  In this Agreement, the following definitions apply.

1.5.1      Business Day:  “Business Day” means all calendar days except weekends and federal holidays.

1.5.2      Contract Documents:  “Contract Documents” means all of the documents included or referenced as part of the Prime Contract between DPR and Owner for work at the Project.

1.5.3      Day:  “Day” means calendar day.

1.5.4      Effective Date:  “Effective Date” means the date first shown in this Agreement.

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1.5.5      Prime Contract:  “Prime Contract” means that certain contract between DPR and Owner for work at the Project, including all documents included or incorporated therein.

1.5.6      Project Schedule:  “Project Schedule” means DPR’s schedule for the Project at the effective date of the Agreement, as reflected on Attachment 4 to this Agreement.

1.5.7      Subcontract Documents:  “Subcontract Documents” means this Agreement and the documents identified on Attachment 1 to this Agreement, all of which are incorporated by this reference within this Agreement.

1.5.8      Work:  “Work” refers to work to be performed by Subcontractor under this Agreement in accordance with Section 2, and subject to such changes as may be made pursuant to Section 6 below.

SECTION 2          SCOPE OF WORK

2.1       Subcontractor agrees to furnish all labor, materials, equipment and other facilities required to timely and properly perform the Work, which is generally described as: {Contracts.ScopeOfWork} and more particularly described in Attachment 2, subject to such changes as may be made pursuant to Section 6 below. The Work shall be performed in accordance with the Subcontract Documents.

2.2       It is understood that drawings and specifications indicate the general scope of the project and, as such, the drawings and specifications do not necessarily indicate or describe all work required for the full performance and completion of work. This Subcontract is executed and awarded on the basis of such documents with the understanding that the Subcontractor is to furnish and install all items reasonably inferable as required for the proper completion of the Work without adjustment to the Subcontract Price. In the event of a dispute between DPR and Subcontractor over the scope of the Work under the Subcontract Documents, Subcontractor shall not cease performing the Work but will continue to perform the Work diligently to completion as directed by DPR, with any dispute to be resolved in accordance with Section 17 below.

SECTION 3          SUBCONTRACT PRICE

3.1       DPR agrees to pay to Subcontractor for the performance of the Work in strict compliance with the Subcontract Documents the Subcontract Price in accordance with the terms indicated by the checked box below:

3.2       Compensation Basis:

{Contracts.Udf_Lump_Sum}	Lump Sum:
DPR shall pay the total of ({Contracts.Udf_LS_Contract_Amount}”NumToText”) Dollars (({Contracts.Udf_LS_Contract_Amount} “Currency”)).

{Contracts.Udf_Not_To_Exceed}	Cost-Reimbursable, Not-to-Exceed (NTE):

DPR shall pay the total of Subcontractor’s Cost of Work in accordance with Section 4.4, plus a Fee of {Contracts.Udf_NTE_Percent} covering Subcontractor’s overhead and profit, not to exceed ({Contracts.Udf_NTE_Contract_Amount}”NumToText”) Dollars (({Contracts.Udf_NTE_Contract_Amount}”Currency”)) (the “NTE Amount”). The NTE Amount is not guaranteed by Subcontractor. Subcontractor shall notify DPR when 75% of the NTE Amount has been incurred.

{Contracts.Udf_Not_To_Exceed}	Cost-Reimbursable with a Guaranteed Maximum Price (GMP):

DPR shall pay the total of Subcontractor’s Cost of Work in accordance with Section 4.4, plus a Fee of {Contracts.Udf_GMP_Percent} covering Subcontractor’s overhead and profit, the sum of which is guaranteed by Subcontractor not to exceed the GMP ({Contracts.Udf_GMP_Cont_Amount}”NumToText”) Dollars (({Contracts.Udf_GMP_Cont_Amount}”Currency”)).

{ToCompany.Name}		{Projects.Name}	{Contracts.ContractDate}
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3.3       The Subcontract Price is payable in accordance with the payment schedule set forth in Section 4 below and is subject to additions or deductions for changes in the Work as may be directed in writing by DPR under Section 6 below.

SECTION 4          PAYMENTS

4.1       Timing:  Subject to the terms and provisions of Section 4.5, DPR agrees to pay to Subcontractor monthly progress payments for work actually completed by Subcontractor under this Agreement, less retention, to the extent DPR receives funds from Owner for Work performed by Subcontractor as reflected in DPR’s applications for payment. The retention shall be Ten Percent (10%), or as required under the Prime Contract. The monthly progress payments shall be made within the last to occur of: a) Seven (7) Days after DPR receives payment from Owner or b) a reasonable time after the receipt by DPR of all information required of Subcontractor under Section 4.2 below. The final payment to Subcontractor, including any retention, shall be made pursuant to the terms of the Prime Contract, or in the absence of an applicable provision under the Prime Contract, within Seven (7) Days after the Work has been fully completed and has been delivered to and accepted by Owner, Architect, and DPR, to the extent DPR receives funds from Owner in final payment for work performed under the Prime Contract. Subcontractor’s right to receive compensation under this Agreement is not conditioned upon Owner’s payment to DPR under the Prime Contract. If Owner or other responsible party delays making any payment to DPR from which payment to Subcontractor is to be made, and provided that such delay is not due to the fault of Subcontractor, DPR and its sureties shall have a reasonable time to make payment to Subcontractor. A “reasonable time,” as used herein, shall be determined according to the relevant circumstances, but in no event shall it be less than the time required for DPR, DPR’s sureties, and Subcontractor to fully pursue their legal remedies to conclusion against Owner or any other responsible parties to obtain payment, including, without limitation, mechanic’s lien remedies. Any payment made prior to completion and acceptance of the Work, as referred to above, shall not be construed as evidence of acceptance of any part of the Work.

4.2       Payment Applications:  As a condition precedent to DPR’s obligation to make any payment to Subcontractor under this Section 4.2, Subcontractor shall furnish to DPR: a) a written request for payment in the form and content required by DPR; and b) if and when required by DPR, payroll affidavits, receipts, vouchers, applicable releases for claims by Subcontractor, or materialmen, suppliers, union trustees and trust funds, and subcontractors hired by Subcontractor in the forms set forth in Attachment B, stop notice releases, and any other information or documents reasonably requested by DPR or required to be provided to Owner under the Prime Contract. The format and content of all submissions to DPR under this Section 4.2 shall be satisfactory to DPR. The Subcontractor may be required to code all payment requests and invoices and organize its schedule of values as may be directed by DPR prior to their submittal for payment. Subcontractor shall submit a proposed schedule of values to DPR for review prior to submittal of its first Application for Payment hereunder. Payment for all materials stored offsite is solely at the discretion of DPR.

4.3       Joint Checks:  DPR, at its option, and for good cause including but not limited to Subcontractor’s past or present failure to make timely payments to sub-subcontractors, materialmen or suppliers, may make any payment due under this Section 4.3 by check made payable jointly to Subcontractor and any sub-subcontractors, materialmen, and suppliers hired by Subcontractor who have performed work or furnished materials under this Agreement.

4.4       Cost-Reimbursable Payments:  To the extent that Subcontractor is entitled to reimbursement of any costs incurred in the performance of the Work (“Reimbursable Costs”), including without limitation Work performed for a Subcontract Price based on costs incurred plus a fee (whether or not subject to a not-to-exceed amount), or any claim for additional compensation pursuant to Section 6 below, payment of such Reimbursable Costs shall be made in accordance with Attachment C, or in the absence of an Attachment C to the Agreement, in accordance with the cost reimbursement terms of the Prime Contract. Subcontractor shall maintain, in a manner and quality satisfactory to DPR and Owner, accounting records for Reimbursable Costs including, without limitation, supplier and subcontractor invoices, material receiving reports, purchase orders, payrolls and other such documentation necessary to fully substantiate each reimbursement request. Those records shall be subject to audit by DPR, Owner, or the designated representative of either, without prior notification to Subcontractor, for a period of five (5) years following completion of the Work, or longer if required by the Prime Contract.

{ToCompany.Name}		{Projects.Name}	{Contracts.ContractDate}
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4.5       Insurance and Bond Requirements:  Subcontractor shall not commence work on the project site and no payments shall be due or payable to Subcontractor, and no payments will be made to Subcontractor under this Agreement unless and until Subcontractor satisfies all of Subcontractor’s obligations to provide insurance and performance and payment bonds pursuant to the terms of this Agreement and the Subcontract Documents.

SECTION 5          TIME

5.1       Project Schedule; Coordination:  Time is of the essence in the performance of Subcontractor’s obligations under this Agreement. Prior to performing any Work, Subcontractor shall provide DPR with scheduling information and a proposed schedule for performance of the Work, which shall include a projection of man-hours and crew sizes, all in forms acceptable to DPR. Subcontractor’s proposed schedule shall conform to the Project Schedule and all revisions or changes made to it from time-to-time. When directed by DPR, Subcontractor shall revise and update Subcontractor’s activities reflected in DPR’s then current schedule. The Project Schedule is not a representation by DPR that Subcontractor will be able to perform its activities on certain dates. Subcontractor shall perform the Work in a prompt and diligent manner in accordance with DPR’s schedule, as updated from time to time, without delaying or hindering DPR’s work or the work of other contractors or subcontractors. Subcontractor shall coordinate the Work with that of DPR and all other contractors and subcontractors, in a manner that will facilitate the efficient completion of the entire Project. DPR shall have complete control of the premises on which the Work is to be performed and all matters relating to the timely and orderly completion of the Work. DPR shall have the right to decide the relative priority of the Work compared to the work of other subcontractors on the Project and the time and order in which various portions of the Work shall be performed by Subcontractor. Subcontractor must attend all coordination and other required meetings as DPR may schedule from time to time. If Subcontractor fails to maintain progress in accordance with the current schedule, it shall, without additional compensation, accelerate the Work as DPR may direct until the Work is in accordance with such schedule.

5.2       Delays and Time Extensions:  The time fixed for the completion of the Work under this Section 5.2 shall only be extended by the number of Days Subcontractor has been delayed, through no fault of Subcontractor, in its performance or completion of the Work by one or more of the following events: a) the act, neglect or default of Owner, Architect, or DPR; b) delays directly resulting from any fire or other casualty for which Subcontractor is not responsible; c) the combined action of the workmen, in no way caused by or resulting from the fault or collusion on the part of Subcontractor; d) a lock-out by DPR; or e) other causes which DPR determines may justify delay; provided, however, no extension shall be made unless Subcontractor presents to DPR a written claim for an extension within 48 hours of the commencement of a delay, and under no circumstances shall the time of completion be extended to a date which will prevent DPR from completing the entire Project within the time allowed DPR by Owner for that completion. Any such time extension shall be limited to the Days that Subcontractor’s overall duration of performance is extended by the foregoing events.

5.3       Damages for Delays:  If Subcontractor has incurred delay damages as a result of delays caused by events under Section 5.2, it may request a Change Order pursuant to Section 6. Notwithstanding anything to the contrary in this Agreement, Subcontractor’s rights to receive additional compensation under this Section 5.3 shall be subject to any applicable provisions of the Prime Contract, and any additional compensation allowed shall be payable in accordance with the above Section 4.4 and the Prime Contract. Subcontractor shall not be entitled to compensation for delay damages to the extent that delays caused by the events in Section 5.2 are concurrent with delays caused by Subcontractor or someone for whom Subcontractor is responsible. !f delays caused by the events described in Section 5.2 are caused by any reason other than the acts of DPR that interfere with Subcontractor’s performance of the Work, Subcontractor shall only be entitled to additional compensation if DPR receives compensation from the Owner for delays sustained by Subcontractor, and only in the amount of the compensation received by DPR from the Owner, less any mark-up included by DPR in the claim for additional compensation made on behalf of the Subcontractor to the Owner.

{ToCompany.Name}		{Projects.Name}	{Contracts.ContractDate}
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SECTION 6          CHANGES IN THE WORK

6.1       Changes:  Subcontractor shall make any and all changes in the work described in the Subcontract Documents and this Agreement as directed by DPR in writing. Such change or written direction shall not invalidate this Agreement. If necessary, the Subcontract Price and the time for Subcontractor’s performance shall be adjusted by Change Order, documenting mutually agreed additions or deductions. Subcontractor shall supply DPR with all documentation necessary to substantiate the amount of the addition to or deduction from the price or time. If DPR and Subcontractor cannot agree on the amount of the addition or deletion, Subcontractor shall nonetheless timely perform the work as changed by DPR’s written direction. Once Subcontractor receives DPR’s written direction, Subcontractor is solely responsible for timely performance of the work as changed by the written direction. The foregoing notwithstanding, if the change is directed by the Owner, the adjustment in the Subcontract Price shall be limited to the amount approved by the Owner for such change attributed to the Work to be added to or deleted from the Work performed by Subcontractor under this Subcontract.

6.2       Written Authorization Required:  Subcontractor shall not make any changes in the Work or in any way cause or allow that work to deviate from the Subcontract Documents without written direction from DPR. If Subcontractor makes any changes in the Work without written direction from DPR, such change constitutes an agreement by Subcontractor that it has waived its right to claim for compensation for such change, and that it will not be paid for that changed work, even if it received verbal direction from DPR or any form of direction, written or otherwise, from Owner or any other person or entity. In addition, Subcontractor shall be liable for any and all losses, costs, expenses, damages, and liability of any nature whatsoever associated with or in any way arising out of any such change made by Subcontractor without written direction from DPR.

6.3       Change Quotation Pricing:  Subcontractor shall submit change quotation pricing in the form and format required by DPR, and using labor, tool and equipment rates and/or unit prices detailed in 1) Attachment 2; or 2) in the absence of such rates in Attachment 2, as detailed in the Bid Form submitted by Subcontractor and accepted by DPR; or 3) in the absence of any such rates in any Subcontract Documents, by other agreement of DPR and Subcontractor. Subcontractor’s markups on direct costs in change quotations shall be limited to the rates defined in Attachment 2. If the Prime Contract sets forth rates, unit prices and/or mark-ups to be applied to the changes affecting a subcontractor, Subcontractor shall utilize such rates, prices and mark-ups in submitting a change quotation price.

6.4       Direct Costs; Overhead:  Direct Costs shall mean craft labor, materials, equipment, subcontracted work and other direct costs incurred in direct performance of the changed work. Overhead shall include all indirect costs, including, but not limited to, detailing, engineering, purchasing, shop burden, tools, equipment, trucks, trucking costs, non-productive labor, and Project Management costs (onsite and offsite). No multipliers for any soft costs shall be allowed in calculation of the direct costs of, or rates for, the work. All supervision (e.g., General Foreman, Superintendent, Project Manager, etc.) above the level of working foreman will be included in the Subcontractor’s markups for Overhead and Profit.

6.5       Time and Materials Changes:

6.5.1        For any work performed on a Time and Materials basis, Subcontractor shall submit, EACH DAY, Time and Materials (T&M) tickets for signature of DPR’s authorized representative. DPR’s authorized representative shall be its Project Manager, or the delegated representative designated in writing. The signature of DPR’s authorized representative will constitute acknowledgment that the work was performed pursuant to DPR’s direction, and that the time and material quantities indicated on the T&M Ticket appear to be correct. The signature of DPR’s authorized representative shall not be deemed to constitute agreement that the work of the T&M Ticket has been performed properly in accordance with the requirements of the Subcontract Documents, which shall remain Subcontractor’s responsibility. Further, the signature of DPR’s authorized representative shall not by itself be deemed conclusive evidence of DPR’s agreement that Subcontractor is entitled to payment for the amount(s) shown on the T&M Ticket. Subcontractor shall not be entitled to payment for any work claimed to have been performed under this Subcontract when the T&M Tickets documenting such work have not been duly signed by DPR’s authorized representative.

6.5.2        Subcontractor’s T&M Tickets shall include, at a minimum, the following information:

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a.         The date on which the work was performed.

b.         A detailed description of the work performed.

c.         The location of the work performed.

d.         The name of the DPR Representative authorizing such work to be performed under the Allowance.

e.         Names, Man-hours and Labor Rates actually paid by Subcontractor for all labor performed, with separate identification of straight and overtime hours.

f.          Descriptions and costs for each item of materials used to perform the work.

g.         Descriptions and costs for each item of equipment used to perform the work.

h.         The signature of DPR’s Authorized Representative.

i.          The signature of Subcontractor’s authorized representative.

6.6       Scope Disputes:  If a dispute arises between DPR and Subcontractor about whether there exists a change in the Work, Subcontractor shall timely perform the disputed work and shall give written notice of its intent, if any, to claim for additional compensation for that work pursuant to Section 17. Such written notice of claim must be given prior to performance of the disputed work. Subcontractor’s failure to give written notice and submit its claim accordingly constitutes an agreement that Subcontractor will not be paid for the disputed work and a waiver of claims therefore.

6.7       Surety:  No change, alteration, or modification to or deviation from the Subcontract Documents, whether made in the manner provided in this provision or not, shall release or exonerate, in whole or in part, any bond or any surety on any bond given in connection with this Agreement, and no notice is required to be given to such surety of any such change, alteration, modification, or deviation.

6.8       Claims:  If Subcontractor timely gives DPR written notice of a claim for additional compensation pursuant to Section 6.6 above, the format and content of such claim shall conform to the requirements set forth in this Section 6.8 and shall be otherwise satisfactory to DPR. Claims submitted hereunder must be submitted within the earlier of thirty (30) Days after notification of intent to claim, or such earlier time as may be required by the Prime Contract. Claims by Subcontractor must provide sufficient details and attached supporting documentation for DPR to determine the validity of the claim, including but not limited to: a description of the alleged change, a demonstration of contractual entitlement; a detailed breakdown of the costs; the dates on which the costs were actually incurred; a time impact analysis for any time request, and a demonstration of how the disputed Work resulted in the incurrence of the claimed costs. If DPR rejects the claim in whole or in part, the claim may be resolved in accordance with the resolution procedures set forth in Section 17 below. DPR shall, upon request, be entitled to review and audit Subcontractor’s project records and actual cost data relating to Subcontractor’s claim.

6.9       Unforeseen Conditions:  If Subcontractor encounters conditions at the Project site which are a) subsurface or otherwise concealed physical conditions which differ materially from those indicated in the Subcontract Documents, or b) unknown physical conditions of an unusual nature, which differ materially from those ordinarily found to exist and generally recognized as inherent in construction activities of the character provided for in the Subcontract Documents or (c) conditions which differ materially from those which should have been discovered if Subcontractor had performed the investigations, testing or inspections required to be performed by the Contractor under the Prime Contract which Subcontractor agreed to perform pursuant to Section 1.3 above (in each case, an “Unforeseen Condition”), then Subcontractor shall deliver to DPR notice of the Unknown Condition promptly before it is disturbed and in no event later than twenty-four (24) hours after first observance of the conditions. If the Prime Contract provides for procedures governing the discovery of an Unknown Condition, DPR and Subcontractor shall comply with those procedures. To the extent the Prime Contract does not provide those procedures, the following shall apply:  DPR shall cause a prompt investigation of the Unknown Condition, which may in DPR’s discretion include a request to Owner and/or Architect to undertake the investigation. Provided that the Unknown Condition was not discoverable during the course of Subcontractor’s review and investigation of the Subcontract Documents and field conditions pursuant to Section 1.3 above, and if DPR, or Owner and

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Architect, as the case may be, determines the conditions at the Project site differ materially and causes an increase or decrease in the Subcontractor’s cost of, or time required for, performing any part of the Work, an adjustment will be made to the Subcontract Price or time for performing the Work, or both, subject to allowability per the Prime Contract. The amount of the adjustment to the Subcontract Price, if any, shall in any event be limited to the amount which DPR receives from Owner on Subcontractor’s behalf based upon the claim submitted by Subcontractor. If DPR, Owner, or Architect, as the case may be, determines that the conditions at the Project site are not materially different from those indicated in the Subcontract Documents or from those which should have been discovered by Subcontractor by performing investigations, testing, or inspections required by the Prime Contract, no equitable adjustment will be made to the Subcontract Price or time for performing the Work. Claims by Subcontractor in opposition to DPR’s determination must be made within the earlier of: a) twenty-one (21) Days after DPR has given notice of the decision; or b) two (2) Business Days prior to the last day that DPR may oppose a similar determination under the Prime Contract. Subcontractor’s rights under this Section 6.9 are subject to DPR’s rights to oppose any determination by Owner or Architect under the Prime Contract or other agreement. Subject to the limitations herein, if DPR and Subcontractor cannot agree on an adjustment to the Subcontract Price or time for performing the Work, the adjustment shall resolved in accordance with Section 17.

SECTION 7          DAMAGES CAUSED BY DELAYS

7.1       If Subcontractor defaults in its performance of the Work or otherwise commits any act or omission which causes delay to DPR or other subcontractors or suppliers or the Project, or causes the completion of the Project to be delayed, Subcontractor shall be liable for all losses, costs, expenses, liabilities and damages, including consequential damages and liquidated damages, sustained by DPR, or for which DPR may be liable to Owner or any other party because of Subcontractor’s default or act or omission.

SECTION 8          BONDING OF SUBCONTRACTOR

8.1       Concurrently with the execution of this Agreement, Subcontractor shall, if required by DPR, provide a payment bond and/or performance bond, each in an amount equal to one hundred percent (100%) of the Subcontract Price. These bonds shall be executed by a corporate surety acceptable to DPR and shall be in a form satisfactory to DPR. DPR shall pay the premium on these bonds, without markup, and such amount is included in the Subcontract Price.

SECTION 9          LIENS

9.1       Satisfaction of Liens:  If an action is brought on any claim or lien, by any party for whom Subcontractor is responsible, for labor or services performed or equipment and materials provided in connection with the Work (a “Lien”), Subcontractor shall pay and satisfy the Lien as may be required by the court having jurisdiction in the action.

9.2       Removal of Action or Lien:  Within ten (10) Days after DPR delivers to Subcontractor a written demand to cause any Lien to be removed from the premises Subcontractor shall cause the Lien to be removed or dismissed, or shall bond around the Lien. If Subcontractor fails to do so, DPR may take whatever steps it may deem in its sole discretion appropriate to cause the Lien to be removed or dismissed, including posting a bond for removal of the lien. All costs incurred by DPR relating to the foregoing, together with actual attorneys’ fees, plus a markup of fifteen percent (15%) overhead, shall be immediately due and payable to DPR by Subcontractor. Subcontractor may litigate the Lien, provided it causes the effects of the Lien to be promptly removed from the Project to the satisfaction of DPR and Owner. Subcontractor shall also take whatever steps that may be necessary to cause Owner not to withhold any monies due to DPR from Owner by reason of the Lien.

9.3       Condition Precedent:  The full and faithful performance of this Agreement on the part of Subcontractor (including the payment of any obligations due from Subcontractor to DPR, and any amounts due to labor or materialmen furnishing labor or material for the Work, or union trustees or trust funds) is a condition precedent to Subcontractor’s right to receive payment for the Work. Any monies paid by DPR to Subcontractor under the terms of this Agreement shall be held in trust by Subcontractor in favor of third parties furnishing labor and material to Subcontractor with respect to the Work.

{ToCompany.Name}		{Projects.Name}	{Contracts.ContractDate}
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SECTION 10        PROVISIONS FOR INSPECTION

10.1     Subcontractor shall at all times furnish to DPR and its representatives safe and ample facilities for inspecting materials at the Project site, shops, factories or any place of business of Subcontractor and its subcontractors and materialmen where materials under this Agreement may be in the course of preparation, process, manufacture or treatment. Subcontractor shall furnish to DPR as often as required by DPR, full reports of the progress of the Work at any place where materials under this Agreement may be in the course of preparation or manufacture. These reports shall show the progress of that preparation and manufacture in such details as may be required by DPR, including, but not limited to, any plans, drawings, or diagrams in the course of preparation.

SECTION 11        MATERIALS AND WORK FURNISHED BY OTHERS

11.1     If the Work includes installation of materials or equipment furnished by others or work to be performed in areas to be constructed or prepared by others, Subcontractor shall immediately examine the items or areas to ensure they are of acceptable quality or condition for the Work. If Subcontractor reasonably concludes the items or areas are so acceptable, Subcontractor shall secure, handle, store and install the items with that skill and care as to ensure completion of the Work in accordance with this Agreement. The use of these items or commencement of any Work by Subcontractor in those areas shall constitute Subcontractor’s acceptance of them. Subcontractor shall be liable for any loss or damage caused by the acts of Subcontractor, or those for whom Subcontractor is responsible, and DPR may deduct any such amount from monies otherwise due Subcontractor under this Agreement.

SECTION 12        PROTECTION OF WORK

12.1     Subcontractor shall secure and protect the Work performed and assume full responsibility for the condition of the Work until final acceptance by Architect, Owner, and DPR. Subcontractor shall also provide protection as is necessary to protect the Work and the workmen of DPR, Owner and other subcontractors and suppliers from Subcontractor’s operations. Subcontractor shall be liable for any loss or damage to any work in place or to any equipment and materials at the Project site caused by Subcontractor or its agents, employees or guests, or by Subcontractor’s failure to secure and protect the Work until it is accepted.

SECTION 13        LABOR

13.1     Representative:  Prior to the commencement of any Work, Subcontractor shall designate a responsible representative at the Project site. The representative shall be available at the Project site at all times when the Work is in progress. The representative shall be authorized to represent Subcontractor as to all phases of the Work, and to act on behalf of the Subcontractor. In the event of any proposed change of representative, Subcontractor shall notify DPR of the new representative at least twenty-four (24) hours prior to the change becoming effective.

13.2     DBE/MBE/WBE/DVBE/SBE:  Subcontractor represents and warrants that it has reviewed and is thoroughly familiar with all DBE/MBE/WBE/DVBE/SBE requirements pertaining to the Project, if any. If Subcontractor claims status as a DBE/MBE/WBE/DVBE/SBE, the Subcontractor shall make all necessary records available to DPR and Owner to confirm that status and Subcontractor’s compliance with those requirements. If any sub-subcontractor or supplier of Subcontractor is designated or is required to be a DBE/MBE/WBE/DVBE/SBE, Subcontractor shall be responsible to ensure that the sub-subcontractor or supplier meets all applicable requirements. DPR is relying on Subcontractor’s representations regarding the validity of Subcontractor’s status, if any, as a DBE/MBE/WBE/DVBE/SBE. Misrepresentation of the status of Subcontractor or any of its sub-subcontractors or suppliers as a DBE/MBE/WBE/DVBE/SBE is a material breach of this Agreement and grounds for immediate termination. If this Agreement is terminated due to a material misrepresentation of the status of Subcontractor or any sub-subcontractor or supplier of Subcontractor as a DBE/MBE/WBE/DVBE/SBE, Subcontractor shall not be entitled to any compensation not already paid under this Agreement and DPR shall be entitled to any excess costs and expenses related to completing the Work, in accordance with Section 14.1.3.

13.3     Employment Laws:  Subcontractor shall comply with all equal employment opportunity and affirmative action requirements promulgated by any governmental authority, including, without limitation, the

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requirements of the Civil Rights Act of 1964, as amended; Presidential Executive Orders No. 10925, 11114 and 11246; any Fair Employment and Housing Acts, if applicable; the Americans with Disabilities Act of 1990, as amended; and the Family and Medical Leave Act of 1993. Subcontractor shall comply with and agrees to be bound by all applicable federal, state and local laws and regulations, including, but not limited to, all Fair Labor Standards Act provisions and North Carolina Labor Code provisions covering the Work. Upon request, Subcontractor agrees to submit certified payroll reports to DPR no later than three (3) working days after labor has been paid.

13.4     Labor. If Subcontractor is signatory to any labor agreements, Subcontractor agrees to comply with all of the terms and conditions of labor agreements including trust fund payment into the respective labor trust funds set forth in the respective labor agreements, insofar as Subcontractor may lawfully  be required to do.

13.4.1      Should there be a labor dispute on DPR’s jobsite and should a reserved gate or neutral access be established, it shall be the obligation of Subcontractor to continue the proper performance of its work without interruption or delay.

13.4.2      Prior to Final Payment to the Subcontractor, when requested by the Contractor, Subcontractor agrees to provide a letter from the labor trust funds for unions which Subcontractor is signatory to that indicates the date through which Subcontractor is current to in their trust fund payments obligations. Said date shall be no more than 60 days in arrears of Subcontractor’s request for final payment.

SECTION 14        RECOURSE BY DPR

14.1     Failure of Performance:

14.1.1    Right to Adequate Assurance:  If, at any time during Subcontractor’s performance of the Work under this Agreement, DPR has what DPR, in its sole discretion, believes to be reasonable grounds for insecurity with respect to Subcontractor’s performance, DPR may, at its election, give Subcontractor written demand for adequate assurance of due performance. Such demand shall be issued and considered received in accordance with Section 25, Notices. If Subcontractor fails to provide such assurance that is reasonably acceptable to DPR within ten (10) Days after that Subcontractor’s receipt of written demand, Subcontractor shall be in default under Section 14.1.2 below.

14.1.2      Notice to Cure; Default; Remedies:  If Subcontractor at any time  (i) refuses or neglects to supply enough properly skilled workers and proper materials, or fails to properly and diligently perform the Work, (ii) fails to make prompt payment to its workers, sub-subcontractors, or suppliers, including without limitation any payment required to be made to any employee benefit program or trust, (iii) is in breach of any representation or warranty made by it in this Agreement, (iv) is in breach of any covenant made by it in this Agreement, (v) fails to perform in strict accordance with DPR’s safety requirements, or (vi) commits or fails to commit any act that would constitute a default under the Prime Contract by either DPR or Subcontractor, then Subcontractor shall be deemed to be in default under this Agreement. If Subcontractor commits a default, and fails to commence and continue satisfactory correction of the default within forty-eight (48) hours after receipt of a written Notice thereof from DPR, then DPR, without prejudice to any other rights or remedies, shall have the right to any or all of the following remedies:

a.     take steps to cure the default, including without limitation the supplying of workers, material, and equipment as DPR deems necessary for the orderly and timely performance of the Work. Subcontractor shall pay all costs incurred by DPR to cure the default, plus a markup of fifteen percent (15%) overhead and profit on all expenses incurred by DPR in the performance of the Work, plus actual attorneys’ fees;

b.     contract with one or more additional contractors to perform all or part of the Work and charge to Subcontractor all resulting costs incurred by DPR;

c.     use any materials, implements, equipment, appliances or tools furnished by or belonging to Subcontractor to complete the Work, or furnish those items to other contractors to complete the Work, without additional compensation to Subcontractor; and/or

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d.     withhold payment of any monies due Subcontractor pending corrective action to the extent required by and to the satisfaction of DPR and/or offset against any monies due Subcontractor any amounts incurred by DPR to cure the default.

The foregoing remedies are cumulative and DPR shall not be deemed to have elected a particular remedy to the exclusion of the others. In the event of an emergency affecting the safety of persons or property, DPR may proceed as above without notice.

14.1.3      Termination for Default:  In addition to any other remedies available to DPR, including without limitation any applicable remedies specified in Section 14.1.2 above, if Subcontractor fails to commence and satisfactorily continue correction of any default, or if Subcontractor is in breach of any representation or warranty made by it under this Agreement or any document furnished by it pursuant to this Agreement, then DPR may immediately terminate Subcontractor’s right to proceed under this Agreement. Subcontractor shall not be entitled to any further payments until the balance of the Work has been completed. At such time as the balance of the Work has been completed, all of the costs incurred by DPR in performing the balance of the Work, including a markup of fifteen percent (15%) for overhead and profit on such costs, plus actual attorneys’ fees, shall be deducted from any amounts due or to become due Subcontractor. In addition to any other remedies available to DPR, Subcontractor shall be liable for the payment of the amount by which the expenses incurred by DPR to cure the default (plus the markup) exceeds the unpaid balance of the Subcontract Price.

14.1.4      If DPR elects in its sole discretion, and effective only upon termination of Subcontractor’s right to proceed under this Agreement pursuant to this Section 14.1.4 in combination with written direction of DPR, Subcontractor assigns to DPR all lower tier subcontracts and purchase orders for the Work. Subcontractor agrees to include provisions in its tier subcontracts and purchase orders for such assignment without further consent of such tier subcontractors or vendors.

14.2     Termination for Convenience:  DPR may at any time and for any reason terminate this Agreement at DPR’s convenience by delivering to Subcontractor a written Notice of termination.

14.2.1      Upon receipt of a Notice of termination under this Section 14.2, Subcontractor shall, unless the notice directs otherwise, immediately discontinue performing the Work and placing orders for materials, facilities, and supplies in connection with its performance under this Agreement. Subcontractor shall, if requested, make every reasonable effort to procure cancellation of all existing orders or contracts upon terms satisfactory to DPR, or at the option of DPR, give DPR the right to assume those obligations directly, including all benefits to be derived from them. Subcontractor shall, if directed by DPR in writing, thereafter perform that work as may be necessary to preserve and protect the Work already in progress and to protect material and equipment at the Project site or in transit thereto.

14.2.2      Upon termination under this Section 14.2., Subcontractor shall be entitled to payment for the Work only as follows, subject to any limitations imposed by the Prime Contract: (i) the actual cost of the Work completed in conformity with this Agreement as verified by DPR’s audit; plus (ii) any other costs actually incurred by Subcontractor as are permitted by the Prime Contract and approved by DPR and/or Owner; plus (iii) fifteen percent (15%) of the cost of the Work referred to in the foregoing subparagraph (i) above as overhead and profit. Any payments made to Subcontractor prior to the date of the termination shall be deducted from any sums payable to Subcontractor under this subparagraph. Subcontractor shall not be entitled to any claim or lien against DPR or Owner for any additional compensation or damages in the event of such termination and payment.

14.3     Grounds for Withholding Payment:  DPR may withhold payment under this Agreement or, on account of subsequently discovered evidence, nullify the whole or part of any previous payment, whenever DPR deems it necessary in order to protect itself from loss, including without limitation costs and attorneys’ fees, due to: a) defective Work not remedied; b) claims filed or reasonable evidence indicating a probable filing of a claim by any third party or any employee, independent contractor, sub-subcontractor, or supplier who performed work on behalf of Subcontractor against the Work or Project; c) failure of Subcontractor to make proper payments to its sub-subcontractors, suppliers, or other persons employed in connection with the Work or any employee benefit program or trust; d) a reasonable doubt by DPR that the Work can be completed by Subcontractor in accordance with this Agreement for the balance then unpaid; e) damage

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caused by Subcontractor or its own sub-subcontractors, suppliers or agents to another subcontractor or supplier; f) penalties assessed against DPR or Subcontractor for failure of Subcontractor to comply with federal, state, or local laws and regulations; g) grounds under which Owner may elect to withhold payment under the Prime Contract; h) Subcontractor’s failure, or DPR’s reasonable anticipation that Subcontractor will fail, to comply with any provision under this Agreement; i) Subcontractor’s failure to timely submit any report, submittal, or lien release required pursuant to this Agreement, and/or j) any other ground for withholding payment allowed by federal, state or local law or as provided in this Agreement. In any of those events, any amounts then due and owing to Subcontractor shall be paid or credited to it upon the event being rectified to DPR’s full satisfaction.

14.4     Bankruptcy:

14.4.1      Termination Absent Cure. To the fullest extent permitted by applicable law upon (i) the appointment of a receiver for Subcontractor, (ii) Subcontractor making an assignment for the benefit of creditors, (iii) Subcontractor seeking protection under the Bankruptcy Code or committing any other act of insolvency, or (iv) a bankruptcy proceeding is filed against Subcontractor, DPR may terminate this Agreement upon giving forty-eight (48) hours written Notice to Subcontractor and its surety, if any. If an order for relief is entered under the Bankruptcy Code with respect to Subcontractor, DPR may terminate this Agreement by giving forty-eight (48) hours written Notice, to Subcontractor, its trustee, and its surety, if any, unless Subcontractor, the surety, or the trustee:

a.     promptly cures any and all defaults and compensates DPR for actual loss resulting from the defaults;

b.     assumes the obligations of Subcontractor within the statutory time limits;

c.     provides to DPR adequate assurance of future performance;

14.4.2      Interim Remedies. DPR may setoff against any sums due or to become due Subcontractor all costs incurred in pursuing any of the remedies provided hereunder, including, but not limited to, reasonable overhead, profit and actual attorneys’ fees incurred as a result of Subcontractor’s non-performance. Subcontractor shall be liable for the payment of any amount by which that expense may exceed the unpaid balance of the Subcontract Price, in addition to any other remedies available to DPR.

SECTION 15        INDEMNIFICATION

15.1     Subcontractor’s Performance:

15.1.1      To the maximum extent permitted by law, Subcontractor shall defend, indemnify and hold harmless Owner and DPR, including their officers, agents, employees, affiliates, parents and subsidiaries, and each of them, of and from any and all claims, demands, causes of action, damages, costs, expenses, actual attorneys’ fees, losses or liability, in law or in equity, of every kind and nature whatsoever (“Claims”) arising out of or related to Subcontractor’s performance under this Agreement, including, but not limited to, Claims for:

a.     Personal injury, including, but not limited to, bodily injury, emotional injury, sickness or disease, or death to persons, including, but not limited to, any employees or agents of Subcontractor, Owner, DPR, or any other subcontractor and/or damage to property of anyone (including loss of use thereof), caused or alleged to be caused by negligent acts or omissions of Subcontractor or anyone directly or indirectly employed by Subcontractor or anyone for whose acts Subcontractor may be liable. b.     Penalties imposed on account of the violation of any law, order, citation, rule, regulation, standard, ordinance, or statute, caused by the action or inaction of Subcontractor.

c.     Infringement of any patent, trademark, or other proprietary right which may be brought against DPR or Owner arising out of Subcontractor’s work.

d.     Claims and liens (see Section 9) for labor performed or materials used or furnished to be used for the Work, including all incidental or consequential damages resulting to DPR or Owner from such claims or liens.

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e.     Subcontractor’s failure to comply with any covenants made by it in this Agreement.

f.      Subcontractor’s breach of any representation or warranty made by it in this Agreement or in any document furnished by it pursuant to this Agreement.

g.     Any liabilities, losses or expenses arising out of or relating to any other act (or failure to act) by Subcontractor for which DPR must indemnify Owner under the Prime Contract.

h.     Any violation or infraction by Subcontractor of any law, order, citation, rule, regulation standard, ordinance or statute in any way relating to the occupational health or safety of employees, including, but not limited to, the use of DPR’s or others’ equipment, hoists, elevators, or scaffolds.

The indemnification provisions of a) through h) above shall survive the termination or expiration of this Agreement.

15.1.2      Subcontractor shall:

a.     At Subcontractor’s own cost, expense and risk, defend all Claims as defined in Section 15.1.1 that may be brought or instituted by third persons, including, but not limited to, governmental agencies or employees of Subcontractor, against DPR or Owner or their agents or employees or any of them;

b.     Pay and satisfy any judgment or decree that may be rendered against DPR or Owner or their agents or employees, or any of them, arising out of any such Claim; and/or

c.     Reimburse DPR or Owner or their agents or employees for any and all expenses incurred by any of them in connection herewith or in enforcing the indemnity granted in this Section 15, including, without limitation, actual attorneys fees.

15.2     Risk of Loss:  All Work performed at the Project site or in preparing or delivering materials or equipment, or any or all of them, to the site shall be at the risk of Subcontractor exclusively until the Work as completed is accepted by DPR, except to the extent that such risk is covered by Builder’s Risk insurance provided by DPR or Owner.

15.3     No Limitation of Liability:  The indemnities set forth in this Section 15 shall not be limited by the insurance requirements set forth in Section 16.

15.4     Survival: The provisions set forth in this Section 15 shall survive the termination of this Subcontract and the completion of the work.

SECTION 16        INSURANCE

16.1     Subcontractor shall, at its expense, comply with the terms and conditions relating to insurance and risk management procedures set forth in Attachment A (Insurance Requirements), including without limitation the procurement and maintenance of insurance coverage pursuant to that attachment.

SECTION 17        DISPUTE RESOLUTION PROCEDURES

17.1     Means of Resolution:  The dispute resolution procedures of the Prime Contract (which procedures are incorporated herein as if fully set forth) shall apply to disputes arising hereunder if such disputes involve or are alleged to involve acts or omissions of the Owner or its representatives or involve a dispute between Owner and DPR, related in any manner to the Work. If the dispute does not involve acts or omissions of the Owner or its representatives, does not involve a dispute between Owner and DPR related, in any manner to the Work, or if there is no dispute resolution procedure in the Prime Contract, then all claims, disputes and matters in question arising out of or relating to this Agreement (a “Dispute”), except for claims which have been waived by Subcontractor by the acceptance of final payment or otherwise hereunder, shall be decided by the claims procedure set forth in Section 17.2.

17.2     Disputes Resolution Procedure:

17.2.1      Dispute Notice:  If either party (the “Disputing Party”) determines that a Dispute exists, that party shall provide written notice of the Dispute to the other, setting forth the nature of the Dispute with

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specific details or, in the case of a Dispute relating to changes in the Work, the details in the form described in Section 6.8 followed by the claim for additional compensation (in either case a “Dispute Notice”).

17.2.2      Informal Resolution:  For a reasonable period commencing on the day the Dispute Notice is delivered by the Disputing Party to the other, but not to exceed thirty (30) days, the parties shall in good faith attempt to resolve the Dispute. If the parties are unable resolve the Dispute during this period, the parties shall proceed with mediation.

17.2.3      Mediation:  Upon the failure of the parties to resolve the Dispute under Section 17.2.2, the Disputing Party may require that the Dispute be submitted to non-binding mediation by delivering a written notice thereof (the “Mediation Notice”) to the other party. The parties shall use their best efforts to commence mediation promptly after the Disputing Party delivers the Mediation Notice to the other. In this event, each party shall in good faith attempt to resolve the Dispute in mediation, with each party bearing their own costs and expenses and the fees of the mediator being shared equally. If the parties are still unable to resolve the Dispute within a reasonable time, but in no event exceeding fifteen (15) days after the first day the mediation proceeding commences, the Disputing Party may require that the Dispute be submitted to binding arbitration under Section 17.2.4

17.2.4      Arbitration:  To the extent the parties are unable to resolve any Dispute in mediation; the Dispute may be resolved in DPR’s sole discretion, in binding arbitration conducted by a single, neutral arbitrator. Unless the parties mutually agree otherwise, the arbitration shall be conducted according to the Judicial Arbitration and Mediation Services, Inc. (JAMS) rules applicable to JAMS arbitrations at the time of the arbitration or such other procedures as may be agreed upon by the parties. The arbitration shall determine all rights and obligations under this Agreement and the award of the arbitrator shall be final, binding, and enforceable. Any award issued pursuant to this provision may be enforced in a court of competent jurisdiction, and each party hereby consents to that jurisdiction. Exclusive venue for any arbitration, and the State or Federal courts where any award can be enforced, shall be in the locality in which the project is located.

17.3     Disputes Involving Owner:  Subcontractor shall not be entitled to receive any greater amount from DPR than DPR receives from Owner on account of Subcontractor’s claim(s), less any markups or costs to which DPR is otherwise entitled, and Subcontractor shall accept such amount, if any, received by DPR from Owner as a full accord and satisfaction of all such claims for or on account of acts or omissions of Owner or its representatives. If Subcontractor fails to prosecute claims relating to acts or omissions of Owner through the dispute resolution procedures of the Prime Contract, or fails in any way to adhere to claims procedures contained in the Prime Contract, it shall be barred from asserting such claims against DPR in any other proceeding or through any other procedures, including those under Section 17.2 above. Subcontractor shall be solely responsible for complying with the requirements set forth for DPR under the Prime Contract with respect to any claims by or against Subcontractor. Subcontractor shall reimburse DPR for any expenses incurred by DPR, including actual attorneys’ fees, for DPR’s prosecution of a claim against Owner on behalf of, and at the request of, Subcontractor. If Owner makes a claim against DPR for which Subcontractor is alleged to be responsible, Subcontractor shall defend such claims in accordance with the provisions of the Prime Contract. If Subcontractor fails to defend such claims, DPR shall have the right to defend such claim at Subcontractor’s sole expense.

17.4     Work Continuation and Payment:  Notwithstanding the existence of any Dispute, Subcontractor shall continue performing the Work and maintain the schedule of Work as set forth in the Project Schedule pending resolution under this Section 17. To the extent Subcontractor continues to perform the Work despite the existence of a Dispute, DPR shall continue to make payments in accordance with this Agreement, subject to its right to withhold payment under Section 14.3 above.

17.5     Consolidated Proceedings:  To the extent a Dispute involves a common question of fact or law with any other dispute or claim between DPR and Owner under the Prime Contract, the Dispute shall be resolved in accordance with any applicable resolution provisions under the Prime Contract. In this event, Subcontractor shall be responsible for preparing and presenting DPR’s case, to the extent the resolution proceedings are related to this Agreement. If DPR enters into any arbitration or other proceeding with Owner or others regarding matters relating to this Agreement, Subcontractor shall be bound by the result

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of the arbitration or proceeding to the same degree as DPR. Further, Subcontractor shall have the obligation to join any arbitration between Owner and DPR which involves, in any respect, the Work performed by Subcontractor. Nothing in this Section 17 shall require DPR to participate in any arbitration with Subcontractor if there is a dispute between Owner and DPR involving Subcontractor’s Work and Owner and DPR are not parties to an agreement requiring binding arbitration to resolve the dispute

17.6     No Limitation of Rights or Remedies:  This Section shall not be deemed a limitation of any rights or remedies which Subcontractor may have under any federal or state mechanics’ lien laws or under any applicable labor and material payment bonds, unless those rights or remedies are expressly waived by Subcontractor.

SECTION 18        COMPLIANCE WITH LAWS; SAFETY PRACTICES

18.1     Subcontractor shall comply fully with all laws, orders, citations, rules, regulations, standards and statutes pertaining to the Work (collectively, “Laws”), including, without limitation, Laws bearing on or related to occupational health and safety, the handling and storage of hazardous materials, accident prevention, safety equipment and practices including the accident prevention and safety program of Owner and DPR. Subcontractor is responsible for ensuring that its subcontractors and suppliers, and their employees, comply with DPR’s site safety requirements. Subcontractor shall conduct inspections to determine that safe working conditions and equipment exist and accepts sole responsibility for: a) providing a safe place to work for its employees and for employees of its subcontractors and suppliers; b) the adequacy of and required use of all safety equipment; and c) full compliance with the Laws. Subcontractor shall have sole responsibility for providing a safe workplace in performing its Work and for its agents, employees, representatives, laborers, subcontractors and independent contractors, and shall be solely responsible for ensuring that it complies with all applicable safety laws and regulations. If DPR believes the Subcontractor is not performing its Work in compliance with any applicable safety laws or regulations, DPR reserves the right to stop Subcontractor’s Work until corrective action is taken by Subcontractor. If Subcontractor fails to take corrective action, DPR, in its discretion, shall have the right, but not the obligation, to take corrective action and to backcharge the cost or expense thereof against Subcontractor.

SECTION 19        WARRANTY

19.1     Subcontractor warrants to Owner, Architect, and DPR that all materials and equipment furnished shall be new, unless otherwise explicitly specified in the Subcontract Documents and that all Work shall be of good quality, free from faults and defects and in full conformance with the Subcontract Documents. All Work not conforming to these requirements, including substitutions not properly approved and authorized, shall be considered defective. The warranty provided in this Section 19 shall be in addition to and not in limitation of any other warranty or remedy required by law or by the Subcontract Documents. The representations and warranties in this Section 19 shall survive the termination or completion of this Agreement. In addition to the foregoing warranties, Subcontractor shall be required to provide all warranties required in the Prime Contract to be provided by DPR that relate, in any manner, to the Subcontractor’s Work.

SECTION 20        USE OF DPR’S EQUIPMENT

20.1     If Subcontractor shall use DPR’s equipment, materials, labor, supplies or facilities, Subcontractor shall reimburse DPR for such use at rates acceptable to DPR except as otherwise stated herein. Furthermore, Subcontractor assumes all responsibility for physical damage to any and all equipment, materials, labor, supplies, or facilities used by Subcontractor or its agents, employees, or permittees. If DPR’s employees are used by Subcontractor, Subcontractor shall have full responsibility for all acts or omissions of DPR’s employees with regard to Subcontractor’s use of them. Subcontractor accepts any and all of DPR’s equipment, materials, labor, supplies, or facilities as furnished, without any express or implied warranties by DPR with respect thereto. Subcontractor shall execute DPR’s Hold Harmless Agreement prior to use of such equipment.

SECTION 21        ASSIGNMENT OF CONTRACT

21.1     Subcontractor shall not, without the written consent of DPR, assign, transfer, or sublet any portion or part of the Work, nor assign any payment, claims, or rights hereunder to any third party. DPR may assign this Subcontract to its surety.

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21.2     DPR may assign this Agreement to Owner or its designated assignee in accordance with the terms of the Prime Contract, subject to the prior rights of any surety obligated by this Agreement.

21.3     No assignment of any funds becoming due or payable to Subcontractor hereunder shall be binding upon DPR unless Contractor has received written notice of and a true copy of such assignment, DPR has agreed to such assignment, and unless the assignees have acknowledged in writing that such assignment is subject to the terms and provisions of this subparagraph. Each assignment of funds becoming due or payable hereunder shall be subject to all of the provisions of this Subcontract and the Contract Documents and the rights of Subcontractor’s employees, suppliers and subcontractors to be paid first and in full out of any funds paid hereunder. All funds received by any assignee under any such assignment shall be received and held by it in trust for the benefit of Subcontractor’s employees, suppliers and subcontractors on the Project to the extent of all amounts due them on or in connection with the Project. All such employees, suppliers and subcontractors shall be paid in full all sums due them on or in connection with the Project before any funds paid hereunder received by such assignee or paid or applied on any other obligation of Subcontractor or for any other purpose. If an assignment is approved hereunder and subsequent to that assignment it is determined that Subcontractor’s employees, suppliers or subcontractors on the Project have not been paid any amount that may be due and owing to them, the assignee shall pay to such employees, suppliers and subcontractors the full amount of all sums due and owing to such employees, suppliers and subcontractors in connection with the Project. If the assignee does not pay said amounts, assignee shall be liable to DPR for any amounts paid by DPR to such employees, suppliers and subcontractors and assignee, by accepting the assignment, shall be responsible for reimbursing DPR for all costs, expenses and attorney’s fees incurred by DPR in recovering from the assignee all of the funds paid by DPR to any employees, suppliers and subcontractors of Subcontractor. This Section 21.3 is for the benefit and protection of DPR and may be enforced by it.

21.4     In the event of any such assignment, DPR shall have the right to make any payments becoming due hereunder to Subcontractor and such assignee and/or one or more of Subcontractor’s subcontractors and/or suppliers jointly.

SECTION 22        INDEPENDENT CONTRACTOR

22.1     Subcontractor is an independent contractor. Subcontractor shall have no authority to bind DPR in any respect. Subcontractor shall, at its sole cost and expense, and without increase in the Subcontract Price:  (a) fully comply with all Laws (as defined in Section 18); (b) obtain all necessary permits and licenses therefore; and (c) pay all income taxes, gross receipts taxes, manufacturers’ taxes, sales taxes, use taxes, processing taxes, and all federal, state and local taxes, insurance and contributions for social security and unemployment which are measured by wages, salaries, or other remunerations paid to Subcontractor’s employees, whether levied under existing or subsequently enacted laws, rules or regulations. Subcontractor, upon request, shall furnish evidence satisfactory to DPR that any or all of the foregoing obligations have been fulfilled.

SECTION 23        CLEAN-UP

23.1     At all times during the course of construction, Subcontractor shall perform the Work so as to maintain the Project site in a clean, safe and orderly condition, and in the condition required under the Subcontract Documents. Upon completion of the Work, Subcontractor shall remove from the Project site all hazardous materials, temporary structures, and equipment, unused materials, debris and waste incident to its operation, and Subcontractor shall clean all surfaces, fixtures, equipment, etc., relative to the performance of this Agreement, in the manner required of DPR under the Prime Contract.

23.2     Clean up shall be performed on a daily basis by each Subcontractor. If in the opinion of DPR, Subcontractor is not properly performing cleanup, DPR will issue to Subcontractor a twenty-Four (24) hour noncompliance Notice. If at the end of twenty-four (24) hours the Subcontractor has not satisfactorily accomplished the cleanup, DPR Construction, Inc. will perform such cleanup work and Subcontractor shall be liable for all costs incurred by DPR, at DPR’s standard rates, plus 15%. Subcontractor agrees that 24 hours is a reasonable time for notice, due to the safety considerations associated with a worksite that is not appropriately cleaned.

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SECTION 24        ATTORNEYS’ FEES

24.1     The prevailing party in any litigation, arbitration, insolvency or other proceeding (“Proceeding”) relating to the enforcement or interpretation of this Agreement may recover from the unsuccessful party all costs, expenses, and attorney’s fees (including expert witness and other consultants’ fees and costs) relating to or arising out of (a) the Proceeding (whether or not the Proceeding proceeds to judgment), and (b) any post-judgment or post-award proceeding including, without limitation, one to enforce or collect any judgment or award resulting from the Proceeding. All such judgments and awards shall contain a specific provision for the recovery of all subsequently incurred costs, expenses, and attorney’s fees. Unless judgment goes by default, the attorneys’ fee award shall not be computed in accordance with any court schedule, but shall be such as to fully reimburse all attorneys’ fees actually incurred in good faith, regardless of the size of a judgment, it being the intention of the parties to fully compensate for all attorneys’ fees and experts’ fees paid or incurred in good faith.

SECTION 25        NOTICES

25.1     Each notice and other communication required or permitted to be given under this Agreement (“Notice”) must be in writing. Notice is duly given to, and considered received by, the designated representative of the other party upon the earlier of:  (a) hand delivery to the other party, (b) delivery to the other party when sent by facsimile to the fax number for that party, and when validated by a send-confirmation page from the sending fax machine, (c) receipt by the other party when sent by email, if the sender receives a delivery receipt indicating that the email was successfully delivered to the other party, and provided, that said Notice is not effective unless a paper form of Notice is promptly given by one of the other methods permitted under this paragraph; (d) three (3) Business Days after the Notice has been deposited with the United States postal service as first class certified mail, return receipt requested, postage prepaid, and addressed to the party as set forth on the signature page, or (e) the next Business Day after the Notice has been deposited with a reputable overnight delivery service, postage prepaid, addressed to the party as set forth on the signature page with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery-service-provider. Each party shall make a reasonable, good faith effort to ensure that it will accept or receive Notices to it that are given in accordance with this paragraph. A party may change its address for purposes of this paragraph by giving the other party(ies) written notice of a new address in the manner set forth above.

SECTION 26        GOVERNING LAW

26.1     This Subcontract shall be governed by, and shall be interpreted in accordance with, the laws of the state and locality in which the project is located without regard to any state’s choice or conflict of law statutes.

SECTION 27        DELIVERABLES AND CLOSE-OUT DOCUMENTATION

27.1     All submittals and deliverables required to be submitted by Subcontractor under the Subcontract Documents shall be submitted by the dates required by DPR. All final closeout documentation shall be submitted by Subcontractor not later than 15 days after the earlier of demobilization from the site or final acceptance of Subcontractor’s work by DPR, Architect, and Owner.

SECTION 28        SEVERABILITY

28.1     Severability:  Every term, condition or provision of this Agreement is severable from others. If a court or an arbitrator of competent jurisdiction holds any term, condition or provision of this Agreement to be invalid, unenforceable or illegal in whole or in part for any reason, the validity and enforceability of the remaining terms, conditions or provisions, or portions of them, will not be affected.

SUBCONTRACTORS MAY BE REQUIRED BY LAW TO BE LICENSED AND REGULATED BY THE SUBCONTRACTORS STATE LICENSE BOARD.

{ToCompany.Name}		{Projects.Name}	{Contracts.ContractDate}
Initials	/		North Carolina Subcontract

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CONTRACTOR:	SUBCONTRACTOR:
DPR CONSTRUCTION, INC.	({ToCompany.Name} “>”)

(Signature)	(Signature)

{Contracts.FromSignedBy}	{Contracts.ToSignedBy}
(Typed/Printed Name)	(Typed/Printed Name)

{Contracts.FromSignedByTitle}	{Contracts.ToSignedByTitle}
(Title)	(Title)

Contractor’s License No.: 599846	Subcontractor’s License No.:	{ToCompany.LicenseInfo}

{ToCompany.Name}		{Projects.Name}	{Contracts.ContractDate}
Initials	/		North Carolina Subcontract

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Subcontract Template Version 2

ATTACHMENT 1

LIST OF THE SUBCONTRACT DOCUMENTS

TO THE SUBCONTRACT AGREEMENT BETWEEN

DPR CONSTRUCTION, INC.

AND

({ToCompany.Name}”>“)

SUBCONTRACT NUMBER {Contracts.ContractNumber}

{Projects.Name}

{Projects.Address}

DPR Job #: {Projects.Number}

This Attachment is attached and incorporated into the above referenced Subcontract between the parties, as the parties desire to amend said document. In the event of any conflict, inconsistency or ambiguity between the terms and provisions of this Attachment and those of the above referenced Subcontract Agreement between the parties, this Attachment shall govern.

Subcontract Documents. The following documents are collectively and individually referred to throughout the Subcontract as “Subcontract Documents.”

1.     Prime Contract between DPR Construction, Inc. and the Owner, dated {LegalDocInfo.ContractDate}. If no date shown, please refer to Section 1.4 of this subcontract agreement.

2.     Instructions to Bidders, dated {Contracts.Udf_ITB_Date}.

3.     This DPR Subcontract agreement, dated {Contracts.ContractDate}, including the following attachments:

a.   Attachment 1 - List of Subcontract Documents, dated {Contracts.ContractDate}.

b.   Attachment 1A - List of the Subcontract Construction Documents, dated {Contracts.ContractDate}.

c.   Attachment 2 - Continuation of Scope of Work and Commercial Terms dated {Contracts.ContractDate}.

d.   Attachment 2A - Design/Build Supplement, dated {Contracts.ContractDate}.

e.   Attachment 3 - Special Conditions, dated {Contracts.ContractDate}.

f.    Attachment 4 - Schedule, dated {Contracts.ContractDate}.

g.   Attachment 5 - DPR Environmental Health and Safety Plan, Rev 6, Jan 2005.

h.   Attachment A - Project Insurance Requirements, dated {Contracts.ContractDate}.

i.    Attachment B - Billing Package, dated {Contracts.ContractDate}.

j.    Additional Insureds for the Insurance Requirements, dated {Contracts.ContractDate}.

k.   {Contracts.Udf_Add_Attach1}.

l.    {Contracts.Udf_Add_Attach2}.

- End of Attachment 1 -

{ToCompany.Name}		{Projects.Name}	{Contracts.ContractDate}
Initials	/		Attachment 1

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Subcontract Template Version 2

ATTACHMENT 1A

LIST OF THE SUBCONTRACT CONSTRUCTION DOCUMENTS

TO THE SUBCONTRACT AGREEMENT BETWEEN

DPR CONSTRUCTION, INC.

AND

({ToCompany.Name}“>”)

SUBCONTRACT NUMBER {Contracts.ContractNumber}

{Projects.Name}

{Projects.Address}

DPR Job #: {Projects.Number}

This Attachment is attached and incorporated into the above referenced Subcontract between the parties, as the parties desire to amend said document. In the event of any conflict, inconsistency or ambiguity between the terms and provisions of this Attachment and those of the above referenced Subcontract Agreement between the parties, this Attachment shall govern.

No.	Document Title	Document Type	Revision Date	Revision No.	Prepared By
{DwgsSpecs Headers.Number}	{DwgsSpecsHeaders. Title}	{LU_DwgType. Description}	{DrawingsSpecs. RevisionDate}	{DrawingsSpecs. RevisionNumber}	{Company. Name}

- End of Attachment 1A -

{ToCompany.Name}		{Projects.Name}	{Contracts.ContractDate}
Initials	/		Attachment 1A

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Subcontract Template Version 2

ATTACHMENT 2

SCOPE AND COMMERCIAL TERMS

TO THE SUBCONTRACT AGREEMENT BETWEEN

DPR CONSTRUCTION, INC.

AND

({ToCompany.Name}“>”)

SUBCONTRACT NUMBER {Contracts.ContractNumber}

{Projects.Name}

{Projects.Address}

DPR Job #: {Projects.Number}

This Attachment is attached and incorporated into the above referenced Subcontract between the parties, as the parties desire to amend said document. In the event of any conflict, inconsistency or ambiguity between the terms and provisions of this Attachment and those of the above referenced Subcontract Agreement between the parties, this Attachment shall govern.

Continuation of Section 2.1 - Scope:

The Subcontractor’s Work is to include, but not be limited to providing all labor, supervision, installation, layout, engineering, hoisting, unloading, parking, shop drawings, submittals, mockups, benchmarks, fabrication, materials, equipment, services, supplies, tools, facilities, transportation, storage, protection, handling, licenses, inspections, taxes (federal, state, county, local, etc.), overhead, profit, insurance, etc. as required to timely complete the {Contracts.ScopeOfWork} in accordance with the Subcontract Documents.

A.    SPECIFIC SCOPE REQUIREMENTS:

1.     INCLUSIONS:

{ContractInclusions.ItemNumber}	{ContractInclusions.Description}

2.     EXCLUSIONS:

{ContractExclusions.ItemNumber}	{ContractExclusions.Description}

NO OTHER EXCLUSIONS, CLARIFICATIONS OR QUALIFICATIONS PROPOSED BY SUBCONTRACTOR ARE PART OF THIS AGREEMENT IF NOT EXPRESSLY ENUMERATED HEREIN.

B.    COMMERCIAL TERMS:

1.     SUBCONTRACTOR PRICE BREAKDOWN

{ToCompany.Name}		{Projects.Name}	{Contracts.ContractDate}
Initials	/		Attachment 2

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Subcontract Template Version 2

Item	Description	Phase Code	Amount
{ContractSchedOf Values.ItemNumber}	{ContractSchedOfValues. Description}	{ContractSchedOfValues. BdgtCode}	{ContractSchedOfValues. ScheduledValue}

Total Schedule of Values			{Contracts.OrigValue}

2.     ALTERNATES AND ALLOWANCES

Item	Description	Amount
{ContractAlternates.ItemNumber}	{ContractAlternates.Description}	{ContractAlternates.Notes}

3.     UNIT PRICES - LABOR

GENERAL FOREMAN Base w/ Fringes Burden Total Labor / hour	Straight Time	Time and 1/2	Double Time

FOREMAN Base w/ Fringes Burden Total Labor / hour	Straight Time	Time and 1/2	Double Time

JOURNEYMAN Base w/ Fringes Burden Total Labor / hour	Straight Time	Time and 1/2	Double Time

APPRENTICE Base w/ Fringes Burden Total Labor / hour	Straight Time	Time and 1/2	Double Time

Subcontractor warrants that the rates above include all labor burdens, fringes, benefits, taxes, insurance and other factors, multipliers or markups for any and all cost incurred by Subcontractor with respect to or allocated by Subcontractor on the basis of, labor hours

4.     UNIT PRICES – OTHER:

DESCRIPTION	UNIT AMOUNT	UNIT OF MEASURE	COMMENT

{ToCompany.Name}		{Projects.Name}	{Contracts.ContractDate}
Initials	/		Attachment 2

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Subcontract Template Version 2

5.     CHANGE ORDER MARKUPS:

Subcontractor’s markups on direct costs (excluding above unit prices for labor) in the change order proposal shall be limited to the following:

Description	Overhead on Subcontractor Cost	Profit on Subcontractor Cost	OH & P on Subtier
Additive Changes	({Contracts.Udf_Add_CO_OH} “Percent”)	({Contracts.Udf_Add_CO_P} “Percent”)	({Contracts.Udf_Subtier_Add} “Percent”)
Deductive Changes	({Contracts.Udf_Deductive_CO_OH} “Percent”)	({Contracts.Udf_Deductive_CO_P} “Percent”)	({Contracts.Udf_Subtier_Deduct} “Percent”)

C.    GENERAL REQUIREMENTS FOR ALL TRADES:

APPROVED AND ACCEPTED BY:

CONTRACTOR:		SUBCONTRACTOR:

	DPR Construction, Inc.		{ToCompany.Name}
By:		By:
Name:	{Contracts.FromSignedBy}	Name:	{Contracts.ToSignedBy}
Title:	{Contracts.FromSignedByTitle}	Title:	{Contracts.ToSignedByTitle}

- End of Attachment 2 -

{ToCompany.Name}		{Projects.Name}	{Contracts.ContractDate}
Initials	/		Attachment 2

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ATTACHMENT 2A

DESIGN BUILD SUPPLEMENT

TO THE SUBCONTRACT AGREEMENT BETWEEN

DPR CONSTRUCTION, INC.

AND

({ToCompany.Name}“>”)

SUBCONTRACT NUMBER {Contracts.ContractNumber}

{Projects.Name}

{Projects.Address}

DPR Job #: {Projects.Number}

This Attachment is attached and incorporated into the above referenced Subcontract between the parties, as the parties desire to amend said document. In the event of any conflict, inconsistency or ambiguity between the terms and provisions of this Attachment and those of the above referenced Subcontract Agreement between the parties, this Attachment shall govern.

Continuation of Section 2 - Scope:

2.1                           The Contractor employs the Subcontractor as an independent contractor, to design and construct a part of the Project for which the Contractor has contracted with the Owner. The Subcontractor’s portion of the Project, hereinafter referred to as the “Work,” is set out in the Subcontract Documents. The Subcontractor agrees to perform such Work under the general direction of the Contractor and subject to the final approval of the Owner, in accordance with the Subcontract Documents

2.2                           In the performance of his Work, Subcontractor will:

2.2.1                        Furnish by properly licensed and qualified architects or engineers all necessary professional architectural and engineering design services for the design of the Work;

2.2.2                        Furnish all labor and materials, along with competent supervision, shop drawings and samples, tools, equipment, scaffolding, permits and fees necessary for the construction of the Work;

2.2.3                        Give all notices and comply with all applicable laws, building codes, ordinances, regulations and orders of any public authority.

2.2.4                        The Subcontractor shall submit for the Contractor’s and Owner’s approval in accordance with the Project Schedule, design development documents, working drawings, specified shop drawings and samples, and data and specifications of materials proposed to be incorporated in the Work. The Subcontractor shall provide copies of approved drawings in the form and quantity specified by the Contractor. Subcontractor shall advise Contractor and other affected trades of all design development changes and in a timely manner so as to preclude additional costs and conflicts with work of others on the Project. Subcontractor shall be liable for the extra costs incurred for failure to provide such timely notice;

2.2.5                        The Work performed under this Agreement shall be coordinated by the Subcontractor with the Design and Construction work performed by others outside of this Agreement. Sufficient plans and specifications prepared by the Subcontractor under this Agreement will be furnished for coordination, construction and permit purposes.

APPROVED AND ACCEPTED BY:

CONTRACTOR:		SSUBCONTRACTOR:
	DPR Construction, Inc.		{ToCompany.Name}
By:		By:
Name:	{Contracts.FromSignedBy}	Name:	{Contracts.ToSignedBy}
Title:	{Contracts.FromSignedByTitle}	Title:	{Contracts.ToSignedByTitle}

 - End of Attachment 2A -

{ToCompany.Name}	{Projects.Name}	{Contracts.ContractDate}
Initials /		Attachment 2A

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ATTACHMENT 3

SPECIAL CONDITIONS

TO THE SUBCONTRACT AGREEMENT BETWEEN

DPR CONSTRUCTION, INC.

AND

({ToCompany.Name}“>”)

SUBCONTRACT NUMBER {Contracts.ContractNumber}

{Projects.Name}

{Projects.Address}

DPR Job #: {Projects.Number}

This Attachment is attached and incorporated into the above referenced Subcontract between the parties, as the parties desire to amend said document. In the event of any conflict, inconsistency or ambiguity between the terms and provisions of this Attachment and those of the above referenced Subcontract Agreement between the parties, this Attachment shall govern.

A.            Following is a listing of specific clauses in the Prime Contract that are required to be inserted into the Subcontract Agreements on this Project. This listing does not in any way limit or change the applicability of the Prime Contract.

Pending final execution of the Prime Contract with the Owner.

B.            Following is a listing for Subcontractor’s information and convenience only and does not in any way limit or change the applicability of the Prime Contract.

Pending final execution of the Prime Contract with the Owner.

- END OF ATTACHMENT 3 -

{ToCompany.Name}	{Projects.Name}	{Contracts.ContractDate}
Initials /		Attachment 3

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ATTACHMENT 4

SCHEDULE

TO THE SUBCONTRACT AGREEMENT BETWEEN

DPR CONSTRUCTION, INC.

AND

({ToCompany.Name}“>”)

SUBCONTRACT NUMBER {Contracts.ContractNumber}

{Projects.Name}

{Projects.Address}

DPR Job #: {Projects.Number}

This Attachment is attached and incorporated into the above referenced Subcontract between the parties, as the parties desire to amend said document. In the event of any conflict, inconsistency or ambiguity between the terms and provisions of this Attachment and those of the above referenced Subcontract Agreement between the parties, this Attachment shall govern.

1.               The Project Schedule is attached and entitled {Contracts.Udf  Schedule  Title}, dated {Contracts.Udf  Schedule  Date}, {Contracts.Udf  Schedule  Pages} pages.

- END OF ATTACHMENT 4 -

{ToCompany.Name}	{Projects.Name}	{Contracts.ContractDate}
Initials /		Attachment 4

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ATTACHMENT 5

DPR ENVIRONMENTAL HEALTH AND SAFETY PLAN

TO THE SUBCONTRACT AGREEMENT BETWEEN

DPR CONSTRUCTION, INC.

AND

({ToCompany.Name}“>”)

SUBCONTRACT NUMBER {Contracts.ContractNumber}

{Projects.Name}

{Projects.Address}

DPR Job #: {Projects.Number}

This Attachment is attached and incorporated into the above referenced Subcontract between the parties, as the parties desire to amend said document. In the event of any conflict, inconsistency or ambiguity between the terms and provisions of this Attachment and those of the above referenced Subcontract Agreement between the parties, this Attachment shall govern.

1.               The DPR Environmental Health and Safety Plan, Rev 6, Jan 2005, is hereby attached and made a part of this Attachment 5 as if fully set forth herein.

- END OF ATTACHMENT 5 -

{ToCompany.Name}	{Projects.Name}	{Contracts.ContractDate}
Initials /		Attachment 5

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ATTACHMENT A

INSURANCE REQUIREMENTS

TO THE SUBCONTRACT AGREEMENT BETWEEN

DPR CONSTRUCTION, INC.

AND

({ToCompany.Name}“>”)

SUBCONTRACT NUMBER {Contracts.ContractNumber}

{Projects.Name}

{Projects.Address}

DPR Job #: {Projects.Number}

This Attachment is attached and incorporated into the above referenced Subcontract between the parties, as the parties desire to amend said document. In the event of any conflict, inconsistency or ambiguity between the terms and provisions of this Attachment and those of the above referenced Subcontract Agreement between the parties, this Attachment shall govern.

Immediately send a copy of this information to your insurance broker for compliance.

1.0                           Subcontractor shall, at its own expense, maintain in effect at all times during the performance of the work under the Subcontract  not less than the following coverage and limits of insurance which shall be maintained under forms of policies and from companies satisfactory to the Contractor and Owner. Any insurance policy that contains Deductibles or Self Insured Retentions (SIR) in excess of $25,000 per occurrence shall not be acceptable without the prior approval of DPR Construction. The insurance company must have a financial rating of at least A-VII as defined by A.M. Best Company. Copies of policies shall be provided when requested.

2.0                           Workers’ Compensation and Employer’s Liability Insurance. Workers’ Compensation insurance shall be provided as required by any applicable law or regulation. A waiver of subrogation is required. See sample of waiver attached. Employer’s Liability Insurance shall be provided in amounts not less than:

$1,000,000 each accident for bodily injury by accident

$1,000,000 policy limit for bodily injury by disease

$1,000,000 each employee for bodily injury by disease

If there is an exposure of injury to Subcontractor’s employees under the U. S. Longshoremen’s and Harbor Workers’ Compensation Act, the Jones Act or under laws, regulations or statutes applicable to maritime employees, coverage shall be included for such injuries or claims.

3.0                           General Liability Insurance. Subcontractor shall carry Commercial General Liability insurance covering operations by or on behalf of Subcontractor, providing insurance for bodily injury liability and property damage liability for at least the minimum limits of liability indicated below and including coverage for:

(1)                premises and operations;

(2)                products and completed operations;

(3)                broad-form contractual liability;

(4)                broad-form property damage (including completed operations);

(5)                explosion, collapse and underground hazards;

(6)                personal injury liability/advertising injury;

3.1                                 A waiver of subrogation is required. See sample of waiver attached.

3.2                                 A “claims-made” policy form is not acceptable.

3.3                                 A “modified occurrence” policy is not acceptable.

{ToCompany.Name}	{Projects.Name}	{Contracts.ContractDate}
Initials /		Attachment A

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3.4                                 Minimum Limits of Liability.

3.4.1                        Commercial General Liability Form:

$2,000,000 each occurrence Bodily Injury and Property Damage

$2,000,000 Personal Injury

$2,000,000 aggregate for Products - Completed operations

$2,000,000 general aggregate

3.5                                 Per Project Aggregate. The policy must have an endorsement providing that the general aggregate limit applies separately to this project. If a per-project aggregate is not provided, the total limit of liability (per occurrence) shall be $5,000,000. The above limits can be satisfied by either providing a primary policy or in combination with an excess liability policy.

4.0                           Automobile Liability Insurance. Subcontractor shall carry automobile liability insurance, including coverage for all owned, hired and non-owned automobiles. The limits of liability shall be not less than $2,000,000 combined single limit each accident for bodily injury and property damage. This limit can be satisfied by either providing a primary policy or in combination with an excess liability policy.

5.0                           Certificates of Insurance. Certificates of Insurance, as evidence of all insurance required by this Agreement, shall be furnished by Subcontractor to Contractor before any work hereunder is commenced by Subcontractor. The Certificates of Insurance shall provide that there will be no cancellation or reduction of coverage without thirty (30) days prior written notice to Contractor. The words “endeavor to” and “but failure to mail such notice shall impose no obligation or liability of any kind upon the company, its agents or representatives” shall be crossed out on the certificate.

5.1                                 Certificates, including additional insured endorsement, shall be furnished for five (5) years following completion of the project.

6.0                           Additional Insured Endorsement and Primary Insurance Clause. The Bodily Injury and Property Damage Liability policies shall include a provision or endorsement, at least as broad as the CG2010 07 04, in combination with the CG2037 07 04, as published by Insurance Services Offices (ISO), naming as additional insured any person or organization for whom Subcontractor is required by written subcontract agreement or permit to name. The endorsement shall also provide that such insurance is primary insurance with respect to the interest of the Contractor and Owner and that any other insurance maintained by the Contractor and Owner is excess and not contributing insurance with the insurance requirement hereunder.

Samples of Policy Endorsements are attached hereto.

7.0                           Insurance Requirements for Sub-subcontractors. The Subcontractor shall ensure that all tiers of their Subcontractors shall procure and maintain insurance in like form and amounts including the Additional Insured requirements, all as set forth in Paragraph 3.0. Copies of the certificate must be provided prior to the sub-subcontractors entering the site.

8.0                           Aircraft Insurance. If the Subcontractor or their Subcontractors use any owned, leased, chartered or hired aircraft of any type (including helicopters) in the performance of this Subcontract, they shall maintain aircraft liability insurance in an amount of not less than $10,000,000 per occurrence including Passenger Liability. Evidence of coverage in the form of a Certificate of Insurance shall be provided prior to the start of work.

9.0                           Professional Liability Exposures. A $2,000,000 Professional Liability insurance policy shall be carried if Subcontractor or their subcontractor is to provide any professional services, including but not limited to, design or design/build services to the project. Evidence of coverage in the form of a Certificate of Insurance shall be provided prior to the start of work.

{ToCompany.Name}	{Projects.Name}	{Contracts.ContractDate}
Initials /		Attachment A

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Subcontract Template Version 2

10.0                     Hazardous Materials/Pollution Liability/Mold Coverage.

10.1                           Subcontractor shall provide a “Contractors Pollution Liability” policy with minimum limits of $2,000,000, with continuing coverage after project completion in accordance with subsection 5.1.

10.2                           Mold Coverage. Subcontractor’s Pollution liability policy to include coverage for mold or fungus with limits of $2,000,000 if any of Subcontractor’s Work includes or directly or indirectly impacts any of the work scopes as defined in this subsection 10.2.

10.2.1                  All work which could in any way contribute to or cause moisture to be introduced into the interior of the building, either by construction, sealing or penetrating any portion of the building’s exterior envelope or releasing moisture within the building, are required to have the above coverage for mold insurance. These include but not limited to the following:

10.2.1.1         Exterior Envelopes (envelope areas are defined as including all above and below ground exteriors of the building or facility, be they vertical, horizontal or angled surfaces) related work may include but not limited to scopes such as masonry, cast-in-place concrete (including slab on grade, elevator or other pits or shafts), pre-cast concrete, gunite, shotcrete, plaster, drywall (exterior gypsum sheathing and building paper), marble or stone facades, EIFS, metal panel, glass & glazing, exterior insulating, roofing, skylights, louvers, exterior doors (all types), sheet metal and flashing, expansion joints, any form of waterproofing and or damproofing, caulking and sealants, etc.

10.2.1.2         All systems which directly or indirectly involve water retention, generation or conveying work within or in close proximity to the building such as plumbing, HVAC, fire sprinkler and process piping and the controls of their wet systems, below slab mechanical, sump pits, tanks, site utilities and/or irrigation systems (near, attaching to or penetrating the building), etc.

10.2.1.3         All scopes that may penetrate or seal penetrations of the exterior envelopes such as equipment roof supports, satellite dishes, photovoltaic panels, handrails, trellises, miscellaneous or ornamental metal, signage and subcontractors who seal their own exterior penetrations.

10.3                           Hazardous Materials Remediation. In addition, if Subcontractor’s Work includes remediating of hazardous materials, including but not limited to, asbestos containing materials, silica, lead, PCBs, contaminated soils, etc., they must carry a “Contractor’s Pollution Liability” policy which covers liability therefor, with limits not less than $2,000,000 and not less than $2,000,000 aggregate for Bodily Injury, Personal Injury and Property Damage, naming Contractor as additional Insured. Subcontractor shall also require any of its subcontractors performing such operations to provide the insurance required hereunder.

10.4                           Automobile Pollution Liability. If Subcontractor or their subcontractors haul hazardous waste they must carry Automobile Liability Insurance with a $2,000,000 combined single limit for Bodily Injury and Property Damage applicable to all hazardous waste hauling vehicles and include MCS 90 coverage.

11.0                     Builders Risk Insurance. Contractor and Subcontractor waive all rights against each other and against all other subcontractors and Owner for loss or damage to the extent reimbursed by Builder’s Risk or any other property or equipment insurance applicable to the work, except such rights as they may have to the proceeds of such insurance. If the policies of insurance referred to in this Section require an endorsement or consent of the insurance company to provide for continued coverage where there is a waiver of subrogation, the owners of such policies will cause them to be so endorsed or obtain such consent.

Upon written request of Subcontractor, Contractor shall provide Subcontractor with a copy of the Builder’s Risk policy of insurance or any other property or equipment insurance in force for the project and procured

{ToCompany.Name}	{Projects.Name}	{Contracts.ContractDate}
Initials /		Attachment A

3

Subcontract Template Version 2

by Contractor. Subcontractor shall satisfy itself as to the existence and extent of such insurance prior to commencement of Subcontractor’s work.

If Builder’s Risk insurance purchased by Owner or Contractor provides coverage for Subcontractor for loss or damage to Subcontractor’s work, Subcontractor shall be responsible for the insurance policy deductible amount applicable to damage to Subcontractor’s work and/or damage to other work caused by Subcontractor.

If not covered under the Builder’s Risk policy of insurance or any other property or equipment insurance required by the Subcontract Documents, Subcontractor shall procure and maintain at its own expense property and equipment insurance for portions of Subcontractor’s work stored off the site or in transit.

If Owner or Contractor has not purchased Builder’s Risk or equivalent insurance including the full insurable value of Subcontractor’s work, then Subcontractor may procure such insurance at its own expense as will protect the interests of Subcontractor and its subcontractors in the work. Such insurance shall also apply to any of Owner’s or Contractor’s property in the care, custody or control of Subcontractor.

12.0                     Crane Services/Hoisting, Lifting, Riggers Liability

12.1                           Crane Services Liability.  Should Subcontractor’s work include providing of Crane Services, either by directly or by contract with a subcontractor, then, then the Subcontractor shall carry “Commercial General  Liability Insurance”, with minimum limits of liability of $10,000,000 Per Occurrence to insure against bodily injury and property damage for such operations.  Insurance coverage shall be subject to the same requirements pursuant to Sections 3.0 through 3.3.  Subcontractor shall be responsible for ensuring that sub tier contractor(s) will also comply with these same insurance requirements for Crane Services.  Evidence of coverage shall be provided in the form of a Certificate of Insurance pursuant to Section 5.0.  Subcontractor’s retention under such policy shall not be more than $100,000 without the express written authorization of Contractor.

12.2                           Hoisting, Lifting, Riggers Liability.  Should Subcontractor’s work involve the rigging, hoisting, lifting of property, Subcontractor shall carry “Riggers Liability Insurance (for hoisting, lifting, etc.), with minimum limits of liability of $1,000,000. to insure against physical loss or damage to the property being lifted.  Evidence of coverage shall be provided in the form of a Certificate of Insurance pursuant to Section 5.0.  Subcontractor’s retention under such policy shall not be more than $100,000 without the express written authorization of Contractor.

13.0                           Acceptance by Contractor. The required insurance shall be subject to the approval of Contractor. Any acceptance of Certificates of Insurance by Contractor, or failure of Subcontractor to provide Certificates of Insurance, shall in no way limit or relieve Subcontractor of its duties and responsibilities in this Agreement. If higher limits or other forms of insurance are required in the Subcontract Documents, Subcontractor will comply with such requirements.

14.0                           Excess Liability.  The above limits can be met by either providing a primary policy or in combination with an excess liability policy.

{ToCompany.Name}	{Projects.Name}	{Contracts.ContractDate}
Initials /		Attachment A

4

Subcontract Template Version 2

ISO I Commercial General Liability Forms I 07/01/04

POLICY NUMBER:	COMMERCIAL GENERAL LIABILITY

CG 20 37 07 04

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

ADDITIONAL INSURED - OWNERS, LESSEES OR
CONTRACTORS - COMPLETED OPERATIONS

This endorsement modifies insurance provided under the following:

COMMERCIAL GENERAL LIABILITY COVERAGE PART

SCHEDULE

Name Of Additional Insured Person(s) Or Organization(s):	Location And Description Of Completed Operations

Information required to complete this Schedule, if not shown above, will be shown in the Declarations.

Section II — Who Is An insured is amended to include as an additional insured the person(s) or organization(s) shown in the Schedule, but only with respect to liability for “bodily injury” or “property damage” caused, in whole or in part, by “your work” at the location designated and described in the schedule of this endorsement performed for that additional insured and included in the “products-completed operations hazard”

G.20.37.07 04	© ISO Properties, Inc., 2004
©ISO Properties, Inc

{ToCompany.Name}	{Project.Name}	{Contracts.ContractDate}
Initials /		Attachment A

5

Subcontract Template Version 2

ISO I Commercial General Liability Forms I 07/01/04
POLICY NUMBER:	COMMERCIAL GENERAL LIABILITY
CG 20 10 07 04

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

ADDITIONAL INSURED - OWNERS, LESSEES OR
CONTRACTORS - SCHEDULED PERSON OR
ORGANIZATION

This endorsement modifies insurance provided under the following:

COMMERCIAL GENERAL LIABILITY COVERAGE PART

SCHEDULE

Name Of Additional Insured Person(s) Or Organization(s):	Location(s) Of Covered Operations

Information required to complete this Schedule, if not shown above, will be shown in the Declarations.

A. Section II — Who Is An Insured is amended to include as an additional insured the person(s) or organization(s) shown in the Schedule, but only with respect to liability for “bodily injury”, “property damage” or “personal and advertising injury” caused, in whole or in part, by:

1.        Your acts or omissions; or

2.        The acts or omissions of those acting on your behalf;

in the performance of your ongoing operations for the additional insured(s) at the location(s) designated above.

B. With respect to the insurance afforded to these additional insureds, the following additional exclusions apply:

This insurance does not apply to “bodily injury” or “property damage” occurring after:

1.        All work, including materials, parts or equipment furnished in connection with such work, on the project (other than service, maintenance or repairs) to be performed by or on behalf of the additional insured(s) at the location of the covered operations has been completed; or

2.        That portion of “your work” out of which the injury or damage arises has been put to its intended use by any person or organization other than another contractor or subcontractor engaged in performing operations for a principal as a part of the same project.

CG 20 10 07 04	© ISO Properties, Inc., 2004
©ISO Properties, Inc.

{ToCompany.Name}	{Project.Name}	{Contracts.ContractDate}
Initials /		Attachment A

6

Subcontract Template Version 2

WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY

WC 00 03 13

2nd Reprint	Effective April 1, 1984	Advisory

WAIVER OF OUR RIGHT TO RECOVER FROM OTHERS ENDORSEMENT

We have the right to recover our payments from anyone liable for an injury covered by this policy. We will not enforce our right against the person or organization named in the Schedule. (This agreement applies only to the extent that you perform work under a written contract that requires you to obtain this agreement from us.)

This agreement shall not operate directly or indirectly to benefit anyone not named in the Schedule.

Schedule

Where required by Written Contract

© 1983 National Council on Compensation Insurance, Inc.

POLICY NUMBER:	COMMERCIAL GENERAL LIABILITY

{ToCompany.Name}	{Project.Name}	{Contracts.ContractDate}
Initials /		Attachment A

7

Subcontract Template Version 2

CG 24 04 10 93

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

WAIVER OF TRANSFER OF RIGHTS OF RECOVERY,
AGAINST OTHERS TO US

This endorsement modifies insurance provided under the following:

COMMERCIAL GENERAL LIABILITY COVERAGE PART

SCHEDULE

Name of Person or Organization:

WHERE REQUIRED BY AN INSURED CONTRACT

(If no entry appears above, information required to complete this endorsement will be shown in the Declarations as applicable to this endorsement.)

The TRANSFER OF RIGHTS OF RECOVERY AGAINST OTHERS TO US Condition (Section IV - COMMERCIAL GENERAL LIABILITY CONDITIONS) is amended by the addition of the following:

We waive any right of recovery we may have against the person or organization shown in the Schedule above because of payments we make for injury or damage arising out of your ongoing operations or “your work” done under a contract with that person or organization and included in the “products-completed operations hazard”. This waiver applies only to the person or organization shown in the Schedule above.

CG 24 04 10 93	Copyright, Insurance Services Office, Inc.,	1992

{ToCompany.Name}	{Projects.Name}	{Contracts.ContractDate}
Initials /		Attachment A

8

Subcontract Template Version 2

ATTACHMENT B

SUBCONTRACTOR BILLING PACKAGE

TO THE SUBCONTRACT AGREEMENT BETWEEN

DPR CONSTRUCTION, INC.

AND

({ToCompany.Name}“>”)

SUBCONTRACT NUMBER {Contracts.ContractNumber}

{Projects.Name}

{Projects.Address}

DPR Job #: {Projects.Number}

This Attachment is attached and incorporated into the above referenced Subcontract Agreement between the parties, as the parties desire to amend said document. In the event of any conflict, inconsistency or ambiguity between the terms and provisions of this Attachment and those of the above referenced Subcontract Agreement between the parties, this Attachment shall govern.

1.     The Subcontractor Billing Package is attached, dated {Contracts.Udf  Billing  Pack  Date}, {Contracts.Udf  Billing  Pack  Pages} pages.

- END OF ATTACHMENT B -

{ToCompany.Name}	{Projects.Name}	{Contracts.ContractDate}
Initials /		Attachment B

1

Subcontract Template Version 2

ADDITIONAL INSUREDS

FOR THE INSURANCE REQUIREMENTS

OF SUBCONTRACT NO. {Contracts.ContractNumber}, BETWEEN

DPR CONSTRUCTION, INC.

AND

({ToCompany.Name}“>”)

Additional Insured Endorsement – COMMERCIAL GENERAL LIABILITY COVERAGE

Name Of Additional Insured Person(s) or Organization(s):
{Contracts.Udf Add Insured}

The above are named as additional insured under this policy, but only with respect to liability arising out of  perations performed under this Subcontract, for the project known as:

Project Name:	{Projects.Name}
Address:	{Projects.Address}
DPR Job #:	{Projects.Number}

- END OF ADDITIONAL INSUREDS ATTACHMENT -

{ToCompany.Name}	{Projects.Name}	{Contracts.ContractDate}
Initials /		Additional Insureds

1

P. O. Template Version 0

EXHIBIT “H”

DPR Purchase Order

{Projects.Name}

DPR Job No.:	{Project.Number}	P. O. No.: {Contracts.ContractNumber}	Phase Code(s): {Contracts.Exhibits}

This Purchase Order (“Agreement”) is made as of {Contracts.ContractDate}, (“Effective Date”), between DPR Construction, Inc., a California corporation (“Buyer”), and {ToCompany.Name} (Seller) in connection with the Prime Contract for the Project, dated {LegalDocInfo.ContractDate} with the Owner.

BUYER

DPR Construction, Inc., {Contracts.Udf_DPR_Region}       Regional Office

{Contracts.Udf_Region_Address}

SELLER

{ToCompany.Name}

{ToContact.DisplayAddress}

Phone: {To.Contact.Tel}, Fax: {To.Contact.Fax}

Vendor No.: {ToCompany.CompanyID}

OWNER

{LegalDocInfo.Owner}

{LegalDocInfo.OwnerAddr1}

{LegalDocInfo.OwnerAddr2}

PROJECT

{Projects.Name}

{Projects.Address}

ARCHITECT

{LegalDocInfo.Arch.Name}

{LegalDocInfo.Arch.Addr1}

{LegalDocInfo.Arch.Addr2}

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES; CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS USE OR MODIFICATION. SOME CONSTRUCTION PRIME CONTRACTS MAY REQUIRE THE USE OF SPECIALIZED PROVISIONS NOT INCLUDED IN THIS FORM.

{ToCompany.Name}	{Projects.Name}	{Contracts.ContractDate}
Initials /		Purchase Order

1

P. O. Template Version 0

1.         MATERIAL TO BE PROVIDED: Seller shall furnish the goods and material described below at the price or prices set forth opposite each item within the times stated below in accordance with the terms and provisions of the Prime Contract.

Item	Description & Estimated Quantity	Job No.	Phase Code	Net Price	Sales Tax	Freight	Total*	Delivery Date
{Con tract Sch edOf Values. Item Numb er}	{ContractSchedOfValues.Descrip tion}	{Contract SchedOf Values.U df_Job_ Number}	{Contra ctSched OfValue s.BdgtC ode}	{Contra ctSched OfValue s.Udf_P O_Sale s_Tax}	{ContractSched OfValues. Udf_PO_Sales _Tax}	{ContractSch edOfValues. Udf_ PO_Freight}	{Contr actSch edOfV alues. Sched uledVa lue}	{Contract SchedOf Values. Udf_PO _Deliver y_Date}

Total:	{Contracts.Orig Value}

* Approximate Amount of Material Contract (Based on Estimated Quantity)

Ship to: {Projects.Address}	Via:	Mark:

Deliver F.O.B. Destination, Freight Prepaid and Allowed, to: Job Site

Mail Invoices in Triplicate to:   DPR Construction, Inc.

Terms:  Payment within 10 days from payment from Owner.

2.         ENTIRE AGREEMENT:  This Purchase Order is the entire agreement between DPR and Seller with respect to the goods and materials and the Project, and supersedes all proposals, negotiations, stipulations, understandings, agreements, representations and warranties, if any, between Buyer and Seller with respect to the goods and materials and the Project which precede or accompany the execution of this Agreement. This Purchase Order consists of this Agreement,, the Attachments listed in this Section 2  and the applicable terms, conditions, plans and specifications of the Prime Contract. Seller’s acceptance is limited to the terms and conditions contained in this Purchase Order. Commencing performance or making deliveries or any acknowledgement of this Agreement by Seller shall constitute an acceptance of the terms of this Agreement by Seller. Buyer is to be bound only by the terms and conditions of this Purchase Order. Purchase Order Attachments are:

a)     Attachment 1. {Contracts.Udf Add Attach1},

b)    Attachment 2. {Contracts.Udf add Attach2}.

3.         CHANGES AND RIGHT TO TERMINATE:  Changes will be binding on Buyer only if in writing and signed by the Buyer.

a)     Buyer, for its convenience, may by written change order make any change, including, without limitation, additions or deductions in quantities ordered, changes in the specifications or drawings, changes in the time of delivery, or termination. Buyer may terminate or suspend, at its convenience, all or any portion of this order not shipped as of the date of termination or suspension of Seller’s right to proceed with this Purchase Order. In the event of any change or termination, there shall be an equitable price adjustment by Buyer. If Seller maintains that Buyer’s adjustment is not equitable, the price change shall be negotiated. In the event the parties cannot agree, the final determination shall be made in accordance with the dispute resolution provision of this Agreement. However, if unit prices have been designated as to materials maintained in the normal course of Seller’s business as standard stock, such unit prices shall control all price adjustments for quantity changes. No change or termination shall relieve Buyer or Seller of any of their obligations as to any material shipped prior to Seller’s receipt of the change, termination or suspension order. Any claim for adjustment by Seller hereunder must be asserted in writing within ten (10) days from Notice of the change or termination.

b)    If the Owner shall order the Buyer to change, adjust, substitute, add to, delete from, suspend, or terminate the work included in this Purchase Order, Seller shall comply with Owner’s order and the price or time of performance hereunder shall only be adjusted as allowed by Owner. If requested by Owner, Seller agrees to be bound to, and by, the dispute resolution procedure of the Prime Contract.

c)     In the event of a termination for default, Buyer may, in addition to all other rights and remedies, purchase substitute items or services elsewhere and hold Seller liable for any and all excess costs incurred, including attorneys’ fees and experts’ and consultants’ fees actually incurred.

4.           PAYMENT:  The price herein specified shall, unless otherwise expressly stated within the terms of this Agreement, include all taxes and duties of any kind levied by federal, state, municipal, or other governmental authorities, which either party is required to pay with respect to the production, sale, use or shipment of the materials covered by this agreement, and all charges for packing, loading, insurance, shipping and unloading. Transportation costs are

{ToCompany.Name}		{Projects.Name}	{Contracts.ContractDate}
Initials	/		Purchase Order

2

P. O. Template Version 0

designated as part of the cost of the Seller and are only to be compensated for actual costs. Any and all damage to the goods and materials, until acceptance by Buyer at destination, shall be for the account of the Seller.

Seller’s invoice shall set forth the items delivered to the project site, the date of delivery, and the unit cost and total costs of the items invoiced. Seller’s right to payment is subject to the same payment provisions enforced upon Buyer by the terms of the Prime Contract. Buyer agrees to pay the seller for goods and materials actually delivered to the named destination under this Agreement, from funds received by Buyer, from Owner, for work of Seller as referenced in Buyer’s Payment Applications, except payments withheld due to culpable acts or omissions of Buyer.

5.           RISK OF LOSS:  Notwithstanding the terms of shipment, the risk of loss shall pass to Buyer only after delivery and acceptance by Buyer at the named destination.

6.           DELIVERY:  Time is of the essence of this Agreement. If no delivery date is specified on the face of this order, all deliveries of materials shall conform to the date or dates specified in writing from time to time by Buyer’s representative. Should delivery for any reason fail to be timely, Seller shall be liable for all damages suffered by Buyer as a result of such failure, including, without limitation, any liquidated or other damages under Buyer’s Prime Contract. In no event shall Seller be entitled to an extension beyond that allowed to Buyer under the terms of the Prime Contract.

7.           DEFAULTS:  If Seller fails to perform any of its obligations hereunder, Buyer shall be entitled to all remedies provided by law. If Seller becomes insolvent or makes an assignment for the benefit of creditors, or files or becomes subject to receivership or reorganization or bankruptcy proceedings, or becomes involved in labor difficulties, which in Buyer’s opinion threaten Seller’s ability to perform in a timely manner, Buyer may, in addition to any other rights or remedies it may have hereunder or at law, terminate the purchase order upon written notice to Seller; such termination shall be deemed a termination for default. Buyer’s failure to notify Seller of a rejection of nonconforming materials or to specify with particularity any defect in nonconforming materials after rejection or acceptance thereof will not bar Buyer from pursuing any remedies for breach which it may otherwise have.

8.           INSPECTION:  Buyer shall have the right to inspect and test the materials at Seller’s plant anytime prior to shipment and to conduct additional inspections at any time after arrival at the job site. The making or failure to make any inspection of, or payment for or acceptance of, the materials shall not impair Buyer’s right to later reject nonconforming materials, or to avail itself of any other remedy to which Buyer may be entitled, notwithstanding Buyer’s knowledge of the nonconformity, its substantiality, or the ease of its discovery. Seller shall be liable for all additional inspection, reshipment and return costs on nonconforming materials. Seller shall not replace returned materials unless so directed by Buyer in writing.

9.           WARRANTIES:  Seller warrants to Buyer that it has fully reviewed the Attachments, specifications, drawings, samples or other descriptions contained in this Agreement and in the Prime Contract. Seller warrants to Owner, Architect, and Buyer that all materials and equipment furnished shall be new, unless otherwise explicitly specified in the Purchase Order Documents and that all Work shall be of good quality, free from faults and defects and shall be fit and appropriate for the purpose intended and in full conformance with the Attachments, specifications, performance standards, drawings, samples or other descriptions contained herein or in the Prime Contract for the period set forth in the Prime Contract. All Work not conforming to these requirements, including substitutions not properly approved and authorized, shall be considered defective. The warranty provided in this Section 9 shall be in addition to and not in limitation of any other warranty or remedy required by law or by the Purchase Order Documents. The representations and warranties in this Section 9 shall survive the termination or completion of this Agreement. In addition to the foregoing warranties, Seller shall be required to provide all warranties required in the Prime Contract to be provided by Buyer that relate, in any manner, to the Seller’s Work.

10.        INFRINGEMENT:  Seller shall pay all royalties and licensing fees arising in connection with the sale or use of materials hereunder. Seller further undertakes and agrees to defend, at Seller’s expense, all suits, actions or proceedings in which Buyer, its successors, assigns, customers or users of its customer’s products are made defendants for actual or alleged infringement of any U.S. or foreign letters patent, copyrights or trademarks resulting from the use or purchase of any materials furnished under this Agreement, and Seller agrees to pay or discharge any and all judgments or decrees which may be rendered in any such suit, action or proceeding against such defendants therein.

11.        COMPLIANCE:  Seller’s performance shall in all ways strictly conform with all applicable laws, regulations, safety orders, labor agreements and working conditions to which it is subject, including, but not limited to, all State, Federal and local non-discrimination in employment provisions, and all applicable provisions required by the Prime Contract and by Buyer’s own internal safety program, and all local regulations and building codes. Seller shall execute and deliver all documents as may be required to effect or evidence compliance.

12.        INDEMNITY:  Seller assumes all risk in furnishing the materials and services ordered hereunder, and will indemnify, hold harmless and defend Buyer and Owner against any and all losses, damages, liabilities and claims of any kind whatsoever, including actual attorneys’ fees and experts’ or consultants’ fees, which arise directly or indirectly out of the performance or nonperformance of this purchase order including, but not limited to, losses of any materials ordered hereunder and injuries to property and to persons, including death. This indemnity applies regardless of any active

{ToCompany.Name}		{Projects.Name}	{Contracts.ContractDate}
Initials	/		Purchase Order

3

P. O. Template Version 0

and/or passive negligent act or omission of Buyer or Owner or their agents or employees Seller, however, shall not be obligated under this Agreement to indemnify Buyer or Owner for the sole negligence or willful misconduct of Buyer or Owner or their agents or employees. The indemnity set forth in this paragraph shall not be limited by the insurance requirements set forth in Paragraph 15.

13.        ASSIGNMENTS, SETOF:  Any delegation, subletting or assignment by operation of law or otherwise, of all or any portion of the obligations to be performed by Seller without the prior written consent of Buyer shall be void. In the event of any transfer, hypothecation or assignment by Seller, without Buyer’s consent, of the right to receive all or any part of any payments due or to become due hereunder, Buyer may, at any time thereafter withhold any or all monies or payments due or to become due hereunder until final payment is due and all conditions precedent to such payment are satisfied. Buyer may, at its option setoff any amounts otherwise due from Buyer to Seller under this purchase order against any delinquent amounts or liabilities which are due to Buyer or its commonly controlled affiliates from Seller.

14.        APPLICABLE LAW – DEFINITIONS:  The definitions of terms used, interpretation of this Agreement and the rights of all parties hereunder, shall be governed by, and shall be interpreted in accordance with the laws of the state and locality in which the project is located without regard to any state’s choice or conflict of law statutes. Whenever Buyer is not the ultimate consumer of the materials, all rights, benefits and remedies conferred upon Buyer hereunder shall accrue and be available to and are for the express benefit of any successors in interest to the materials, including the ultimate consumer of the materials. The materials means the supplies, drawings, data and other property and all services, including design, delivery, installation, inspection and testing specified or required to furnish the materials or services ordered.

15.        INSURANCE AND CLAIMS:  If Seller or its employees or agents come onto Buyer’s premises or project in connection with this purchase order, Seller agrees to carry  (i) Comprehensive General Liability Insurance covering personal injuries (including death) in the amount of $1,000,000.00 per occurrence, and (ii) automobile liability insurance covering bodily injuries (including death) in the amount of $1,000,000.00 per person, and $1,000,000.00 per occurrence, property damage in the amount of $1,000,000.00 per occurrence, and products liability in the amount of     $1,000,000.00. Seller further agrees to provide and maintain Workers’ Compensation Insurance in conformity with the laws of the state in which such premises or project is located and Employer’s Liability Insurance in the amount of $500,000.00  per occurrence If requested by Buyer, Seller shall submit written proof of such insurance to Buyer prior to entrance on Buyer’s premises or project. Seller shall supply such bonds as are required by Buyer.

16.        COMPLIANCE WITH LICENSE LAW: Sellers shall have all licenses required by the appropriate authorized authority, and maintain said licenses during the full term of this purchase order.

17.        DISPUTES:  Buyer may, at its sole option, elect to arbitrate any dispute, the value of which is less than $50,000.00, arising out of or related to this purchase order or the breach thereof, in accordance with the Construction Industry Arbitration Rules of the American Arbitration Association. The existence of a dispute between Buyer and Seller, not involving a material default by Buyer in performance of a condition precedent to Seller’s performance, shall not relieve Seller of its obligation to perform under this Agreement. In the event either party becomes involved in litigation or arbitration arising out of this Agreement, the prevailing party shall be fully compensated for the cost of its participation in such proceedings, including the cost incurred for attorneys’ fees and experts’ fees. Unless judgment goes by default, the attorneys’ fee awarded shall not be computed in accordance with any court schedule, but shall be such as to fully reimburse all attorneys’ fees actually incurred in good faith, regardless of the size of a judgment, it being the intention of the parties to fully compensate for all attorneys’ fees and experts’ fees paid or incurred in good faith. Disputes not arbitrated pursuant to this provision shall be litigated.

BUYER:	SELLER:

DPR CONSTRUCTION, INC.	({ToCompany.Name} ">")

(Signature)	(Signature)

{Contracts.FromSignedBy}	{Contracts.ToSignedBy}

{ToCompany.Name}		{Projects.Name}	{Contracts.ContractDate}
Initials	/		Purchase Order

4

EXHIBIT I

Project Schedule

See Tab 6 of Exhibit D